      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 1, 2008

                                           Registration No. 333-74283; 811-09255
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                ---------------
                                   FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     []

PRE-EFFECTIVE AMENDMENT NO.                                                 []
                           --


POST-EFFECTIVE AMENDMENT NO. 21                                            [x]


                                      And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             []


AMENDMENT NO. 23                                                           [x]

                                ---------------
                           WELLS FARGO VARIABLE TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                               525 MARKET STREET
                            SAN FRANCISCO, CA 94105
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                ---------------
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 643-9691
                                C. DAVID MESSMAN
                       WELLS FARGO FUNDS MANAGEMENT, LLC
                         525 MARKET STREET, 12TH FLOOR
                            SAN FRANCISCO, CA 94105
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)


                                WITH A COPY TO:


                             MARCO E. ADELFIO, ESQ.
                            MORRISON & FOERSTER LLP
                          2000 PENNSYLVANIA AVE., N.W.
                             WASHINGTON, D.C. 20006


It is proposed that this filing will become effective (check appropriate box):


[x]   Immediately upon filing pursuant to Rule 485(b), or


[]   60 days after filing pursuant to Rule 485(a)(1), or


[]   on [date] pursuant to Rule 485(a)(1)


[]   75 days after filing pursuant to Rule 485(a)(2), or


[]   on [date] pursuant to Rule 485(a)(2)


If appropriate, check the following box:


[]   this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanation Note: This Post-Effective Amendment No. 21 to the Registration Statement of Wells Fargo Variable Trust ("The Trust") is being filed primarily to add the audited financial statements and certain related financial information for the fiscal period ended December 31, 2007, for the funds of the Wells Fargo Advantage Variable Trust.

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                  MAY 1, 2008


                                   Prospectus


WELLS FARGO ADVANTAGE FUNDS (Reg. TM) - VARIABLE TRUST


VT Asset Allocation Fund

VT C&B Large Cap Value Fund

VT Discovery Fund

VT Equity Income Fund

VT International Core Fund

VT Large Company Core Fund

VT Large Company Growth Fund

VT Money Market Fund

VT Opportunity Fund

VT Small Cap Growth Fund

VT Small/Mid Cap Value Fund

VT Total Return Bond Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information                                                          3
VT Asset Allocation Fund                                                      4
VT C&B Large Cap Value Fund                                                   8
VT Discovery Fund                                                            12
VT Equity Income Fund                                                        16
VT International Core Fund                                                   20
VT Large Company Core Fund                                                   24
VT Large Company Growth Fund                                                 28
VT Money Market Fund                                                         32
VT Opportunity Fund                                                          35
VT Small Cap Growth Fund                                                     39
VT Small/Mid Cap Value Fund                                                  43
VT Total Return Bond Fund                                                    47
Description of Principal                                                     51
  Investment Risks
Portfolio Holdings                                                           56
  Information


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY



Organization and Management of the Funds                                     57
About Wells Fargo Variable Trust                                             57
The Investment Adviser                                                       57
The Sub-Advisers and Portfolio Managers                                      58
Dormant Multi-Manager Structure                                              65


--------------------------------------------------------------------------------


YOUR INVESTMENT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY AND SELL FUND SHARES



Investing in the Funds                                                       66
Pricing Fund Shares                                                          68
Compensation to Dealers and Shareholder Servicing Agents                     70
Frequent Purchases and Redemptions of Fund Shares                            71


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                                                                72
Taxes                                                                        72
Financial Highlights                                                         73
For More Information                                                 Back Cover



Throughout this Prospectus, the WELLS FARGO ADVANTAGE VT DISCOVERY FUND/SM/ is referred to as the "VT Discovery Fund" and the WELLS FARGO
ADVANTAGE VT OPPORTUNITY FUND/SM/ is referred to as the "VT
                              Opportunity Fund".

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.


The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.


In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the contract holder or potential investor.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

..    what the Fund is trying to achieve;

..    how we intend to invest your money; and

..    what makes the Fund different from the other Funds offered in this
     Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Except for the VT Asset Allocation Fund, percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policies of each Fund, except the VT Asset Allocation Fund, VT Discovery Fund, VT International Core Fund, VT Money Market Fund, and VT Opportunity Fund, concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

                                                          KEY FUND INFORMATION 3

VT ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Galen G. Blomster, CFA
Gregory T. Genung, CFA
Jeffrey P. Mellas

FUND INCEPTION:
4/15/1994

INVESTMENT OBJECTIVE
The VT Asset Allocation Fund seeks long-term total return, consisting of capital appreciation and current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
The Fund's "neutral" target allocation is as follows:

..    60% of the Fund's total assets in equity securities; and

..    40% of the Fund's total assets in fixed income securities.

--------------------------------------------------------------------------------
TARGET ALLOCATIONS

                            NEUTRAL             TARGET
                      TARGET ALLOCATION   ALLOCATION RANGES
Equity Styles                60%                  35-85%
Fixed Income Styles          40%                  15-65%

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The asset classes we invest in are:

..    Equity Securities-We invest a portion of the Fund's assets in common stocks to replicate the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index; and

..    Fixed Income Securities-We invest a portion of the Fund's assets in U.S.
     Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. Bonds in this index have remaining maturities of twenty years or more.

The Fund invests in equity and fixed income securities with an emphasis on equity securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury bonds to replicate the Lehman Brothers 20+ Treasury Index. We seek to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The percentage of Fund assets that we invest in different asset classes may temporarily deviate from the Fund's target allocations due to changes in market values. We may use cash flows or effect transactions to re-establish the target allocations.

 4 VT ASSET ALLOCATION FUND

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     .    Counter-Party Risk
     .    Debt Securities Risk
     .    Derivatives Risk

     .    Index Tracking Risk

     .    Issuer Risk
     .    Leverage Risk
     .    Liquidity Risk
     .    Management Risk
     .    Market Risk
     .    Regulatory Risk
     .    U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in a Fund and could adversely affect a Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                      VT ASSET ALLOCATION FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index (or indexes).

Please remember that past performance before and after taxes is no guarantee of future results. The performance for the Fund does not reflect fees charged by variable life insurance policies (VLI Policies) or variable annuity contracts (VA contracts). If it did, returns would be lower.

[GRAPHIC APPEARS HERE]


                         Calendar Year Total Returns
                            as of 12/31 each year
1998     1999    2000    2001     2002      2003     2004    2005    2006     2007
25.26%   9.33%   1.02%   -6.96%   -12.85%   22.09%   9.34%   4.99%   12.14%   7.60%


         BEST AND WORST QUARTER
Best Quarter:       Q4 1998     15.86%
Worst Quarter:      Q3 2002    -12.23%


     The Fund's year-to-date performance through March 31, 2008, was -7.78%.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007             1 YEAR        5 YEARS       10 YEARS
 VT ASSET ALLOCATION FUND             7.60%        11.08%        6.61%
 S&P 500 INDEX/ 1,2/                  5.49%        12.82%        5.91%
 LEHMAN BROTHERS 20+                 10.15%         6.02%        7.32%
  TREASURY INDEX/3/
 ASSET ALLOCATION COMPOSITE           7.49%        10.29%        6.95%
  INDEX/4/


1 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.
2 Standard & Poor's, S&P, S&P 500 Index, Standard & Poor's 500 and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.
3 The Lehman Brothers 20+Treasury Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. You cannot invest directly in an index.

4 The Asset Allocation Composite Index is weighted 60% in the S&P 500 Index and 40% in the Lehman Brothers 20+ Treasury Index. You cannot invest directly in an index.


 6 VT ASSET ALLOCATION FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables reflect the various costs and expenses of the Fund and do not reflect fees and charges that may be imposed by VA Contracts or VLI Policies. Such fees would be in addition to the fees and expenses shown here. Please see the prospectuses of the participating insurance companies for more details.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)

  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)



 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)

  Management Fees/1/                   0.55%
  Distribution (12b-1) Fees            0.25%
  Other Expenses/2/                    0.23%
  Acquired Fund Fees and               0.01%
  Expenses/3/
  TOTAL ANNUAL FUND                    1.04%
  OPERATING EXPENSES/4/
  Fee Waivers                          0.03%
  NET EXPENSES/5,6/                    1.01%


1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.55% for the first $500 million; 0.50% for the next $500 million; 0.45% for the next $2 billion; 0.425% for the next $2 billion; and 0.40% for assets over $5 billion.

2 Includes expenses payable to affiliates of Wells Fargo & Company. Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
5 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.


6 The adviser has committed through April 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 1.00%. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all distributions; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                 $103
   3 Years                $328
   5 Years                $571
  10 Years              $1,268


                                                      VT ASSET ALLOCATION FUND 7

VT C&B LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Cooke & Bieler, L.P.

PORTFOLIO MANAGERS
Kermit S. Eck, CFA
Daren C. Heitman, CFA
Michael M. Meyer, CFA
James R. Norris
Edward W. O'Connor, CFA
R. James O'Neil, CFA
Mehul Trivedi, CFA

FUND INCEPTION:
5/1/1998

INVESTMENT OBJECTIVE
The VT C&B Large Cap Value Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

..    at least 80% of the Fund's net assets in equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 8 VT C&B LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     .    Counter-Party Risk
     .    Derivatives Risk
     .    Issuer Risk
     .    Leverage Risk
     .    Liquidity Risk

     .    Management Risk
     .    Market Risk
     .    Regulatory Risk
     .    Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                   VT C&B LARGE CAP VALUE FUND 9

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index (or indexes).

Please remember that past performance before and after taxes is no guarantee of future results. The performance for the Fund does not reflect fees charged by variable life insurance policies (VLI Policies) or variable annuity contracts (VA contracts). If it did, returns would be lower.

[GRAPHIC APPEARS HERE]


                    Calendar Year Total Returns/1/
                        as of 12/31 each year

1999     2000    2001     2002      2003     2004     2005    2006     2007
-2.48%   5.78%   -6.39%   -24.09%   25.57%   11.22%   3.11%   22.12%   -1.17%


         BEST AND WORST QUARTER

Best Quarter:       Q2 2003     16.07%
Worst Quarter:      Q3 2002    -21.10%


     The Fund's year-to-date performance through March 31, 2008, was -7.70%.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR      5 YEARS      LIFE OF FUND/1/

 VT C&B LARGE CAP VALUE           -1.17%       11.69%            2.13%
  FUND/1/
 RUSSELL 1000 (Reg. TM)           -0.17%       14.63%            6.53%
  VALUE INDEX/2/



1 The VT C&B Large Cap Value Fund incepted on May 1, 1998. Returns for the Fund and Index shown in the Life of Fund column are as of the fund inception date.

2 The Russell 1000 (Reg. TM) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

 10 VT C&B LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables reflect the various costs and expenses of the Fund and do not reflect fees and charges that may be imposed by VA Contracts or VLI Policies. Such fees would be in addition to the fees and expenses shown here. Please see the prospectuses of the participating insurance companies for more details.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)

  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)

  Management Fees/1/                   0.55%
  Distribution (12b-1) Fees            0.25%
  Other Expenses/2/                    0.37%
  TOTAL ANNUAL FUND                    1.17%
  OPERATING EXPENSES
  Fee Waivers                          0.17%
  NET EXPENSES/3/                      1.00%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.55% for the first $500 million; 0.50% for the next $500 million; 0.45% for the next $2 billion; 0.425% for the next $2 billion; and 0.40% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.

3 The adviser has committed through April 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market or other fund held by the Fund, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all distributions; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                 $102
   3 Years                $355
   5 Years                $627
  10 Years              $1,405

                                                  VT C&B LARGE CAP VALUE FUND 11

VT DISCOVERY FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
James M. Leach, CFA
Thomas J. Pence, CFA

FUND INCEPTION:
5/8/1992

INVESTMENT OBJECTIVE
The VT Discovery Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

..    at least 80% of the Fund's total assets in equity securities of small- and medium- capitalization companies; and

..    up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest in equity securities of small- and medium-capitalization companies that we believe offer favorable opportunities for growth. We define small- and medium capitalization companies as those with market capitalizations at the time of purchase equal to or lower than the company with the largest market capitalization in the Russell Midcap (Reg. TM) Index, which was $41.7 billion as of December 31, 2007, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We seek to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and that we believe have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). We pay particular attention to balance sheet metrics such as changes in working capital, property, plant and equipment growth, inventory levels, accounts receivable, and acquisitions. We also look at how management teams allocate capital in order to drive future cash flow. We typically use a discounted cash flow model to assess a firm's intrinsic value in order to set price objectives. In addition to meeting with management, we survey a company's vendors, distributors, competitors and customers to obtain multiple perspectives that help us make better investment decisions. Portfolio holdings are continuously monitored for changes in fundamentals and their upside potential to fair valuation, which we define as the value of the company (I.E., our price target for the stock) relative to where the stock is currently trading. We may invest in any sector, and at times we may emphasize one or more particular sectors. We may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 12 VT DISCOVERY FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     .    Active Trading Risk
     .    Counter-Party Risk
     .    Derivatives Risk
     .    Foreign Investment Risk
     .    Growth Style Investment Risk
     .    Issuer Risk

     .    Leverage Risk
     .    Liquidity Risk
     .    Management Risk
     .    Market Risk
     .    Regulatory Risk
     .    Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                            VT DISCOVERY FUND 13

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index (or indexes).

Please remember that past performance before and after taxes is no guarantee of future results. The performance for the Fund does not reflect fees charged by variable life insurance policies (VLI Policies) or variable annuity contracts (VA contracts). If it did, returns would be lower.




[GRAPHIC APPEARS HERE]


                        Calendar Year Total Returns
                           as of 12/31 each year
1998    1999    2000    2001    2002      2003     2004     2005    2006     2007
7.26%   5.09%   4.39%   4.08%   -12.02%   39.43%   15.72%   8.27%   14.64%   22.32%


         BEST AND WORST QUARTER

Best Quarter:       Q4 1999     26.02%
Worst Quarter:      Q3 2001    -19.21%


     The Fund's year-to-date performance through March 31, 2008, was -17.06%.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007             1 YEAR        5 YEARS       10 YEARS

 VT DISCOVERY FUND                   22.32%       19.63%         10.19%
 RUSSELL 2500(TM) GROWTH              9.69%       17.43%          6.63%
  INDEX/1/



1 The Russell 2500TM Growth Index measures the performance of those Russell 2500TM companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.


 14 VT DISCOVERY FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables reflect the various costs and expenses of the Fund and do not reflect fees and charges that may be imposed by VA Contracts or VLI Policies. Such fees would be in addition to the fees and expenses shown here. Please see the prospectuses of the participating insurance companies for more details.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)

  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)

  Management Fees/1/                   0.75%
  Distribution (12b-1) Fees            0.25%
  Other Expenses/2/                    0.21%
  TOTAL ANNUAL FUND                    1.21%
  OPERATING EXPENSES
  Fee Waivers                          0.06%
  NET EXPENSES/3/                      1.15%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.

3 The adviser has committed through April 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market or other fund held by the Fund, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all distributions; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                 $117
   3 Years                $378
   5 Years                $659
  10 Years              $1,461

                                                            VT DISCOVERY FUND 15

VT EQUITY INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Gary J. Dunn, CFA
Robert M. Thornburg

FUND INCEPTION:
5/6/1996

INVESTMENT OBJECTIVE
The VT Equity Income Fund seeks long-term capital appreciation and dividend income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

..    at least 80% of the Fund's net assets in income-producing equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We focus on identifying companies that we believe have exceptional valuations, above-market earnings growth, as well as consistency of dividend income and growth of the dividend. Our screening process to identify such premier companies involves a search by market capitalization, dividend income or potential for dividend income, and stability of earnings to refine our selection universe. Additionally, we screen for valuation by utilizing a comparative valuation tool that ranks a company's stock against a universe of other companies. This process helps us identify undervalued stocks and allows us to focus our fundamental research on stocks that appear to offer exceptional investment opportunities. Our fundamental research includes in-depth financial statement analysis that includes looking at a company's operating characteristics such as earnings and cash flow prospects, profit margin trends, and consistency of revenue growth. Other standard valuation measures are applied to this select group of stocks, such as price to earnings, price to book, price to sales and price to cash flow ratios, both on an absolute and on a relative basis. We believe that our focus on valuation, capitalization size, consistency, and dividend yield all combine to produce a diversified portfolio of high quality stocks. Because few companies meet our select screening criteria, we generally follow a low turnover approach and typically will only sell a stock if it no longer fits our criteria for a premier company.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 16 VT EQUITY INCOME FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   . Counter-Party Risk
   . Derivatives Risk
   . Issuer Risk
   . Leverage Risk
   . Liquidity Risk

   . Management Risk
   . Market Risk
   . Regulatory Risk
   . Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                        VT EQUITY INCOME FUND 17

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index (or indexes).

Please remember that past performance before and after taxes is no guarantee of future results. The performance for the Fund does not reflect fees charged by variable life insurance policies (VLI Policies) or variable annuity contracts (VA contracts). If it did, returns would be lower.

[GRAPHIC APPEARS HERE]


                         Calendar Year Total Returns
                            as of 12/31 each year
1998     1999    2000    2001     2002      2003     2004     2005    2006     2007
18.42%   7.90%   2.33%   -5.41%   -19.26%   26.21%   11.08%   5.38%   18.55%   2.80%


         BEST AND WORST QUARTER

  Best Quarter:       Q2 2003     16.47%
  Worst Quarter:      Q3 2002    -20.59%


     The Fund's year-to-date performance through March 31, 2008, was -9.25%.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007             1 YEAR        5 YEARS       10 YEARS

 VT EQUITY INCOME FUND                2.80%       12.48%         6.04%
 RUSSELL 1000 (Reg. TM)              -0.17%       14.63%         7.68%
  VALUE INDEX/1/


1 The Russell 1000 (Reg. TM) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

 18 VT EQUITY INCOME FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables reflect the various costs and expenses of the Fund and do not reflect fees and charges that may be imposed by VA Contracts or VLI Policies. Such fees would be in addition to the fees and expenses shown here. Please see the prospectuses of the participating insurance companies for more details.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)

  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)

  Management Fees/1/                   0.55%
  Distribution (12b-1) Fees            0.25%
  Other Expenses/2/                    0.24%
  TOTAL ANNUAL FUND                    1.04%
  OPERATING EXPENSES
  Fee Waivers                          0.04%
  NET EXPENSES/3/                      1.00%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.55% for the first $500 million; 0.50% for the next $500 million; 0.45% for the next $2 billion; 0.425% for the next $2 billion; and 0.40% for assets over $5 billion.

2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund. Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.


3 The adviser has committed through April 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market or other fund held by the Fund, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   . Your investment has a 5% return each year;
   . You reinvest all distributions; and
   . The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                 $102
   3 Years                $327
   5 Years                $570
  10 Years              $1,267

                                                        VT EQUITY INCOME FUND 19

VT INTERNATIONAL CORE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
New Star Institutional Managers Limited

PORTFOLIO MANAGERS
Mark Beale
Brian Coffey
Richard Lewis

FUND INCEPTION:
7/03/2000

INVESTMENT OBJECTIVE
The VT International Core Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


..    at least 80% of the Fund's total assets in equity securities of foreign issuers; and


..    up to 20% of the Fund's total assets in emerging market equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of foreign issuers. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We invest in equity securities of foreign issuers that we believe have strong growth potential and offer good value relative to similar investments. These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises (company's history of meeting earnings targets). We follow a two-phase investment process. In the first phase, we conduct bottom-up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA) methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, we may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 20 VT INTERNATIONAL CORE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   . Counter-Party Risk

   . Currency Hedging Risk

   . Derivatives Risk

   . Emerging Markets Risk
   . Foreign Investment Risk

   . Issuer Risk

   . Leverage Risk
   . Liquidity Risk
   . Management Risk
   . Market Risk

   . Regulatory Risk

   . Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                   VT INTERNATIONAL CORE FUND 21

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index (or indexes).

Please remember that past performance before and after taxes is no guarantee of future results. The performance for the Fund does not reflect fees charged by variable life insurance policies (VLI Policies) or variable annuity contracts (VA contracts). If it did, returns would be lower.

[GRAPHIC APPEARS HERE]


               Calendar Year Total Returns/1/
                    as of 12/31 each year

2001      2002      2003     2004    2005    2006     2007
-16.09%   -22.92%   31.46%   9.63%   9.67%   20.81%   12.67%


         BEST AND WORST QUARTER
  Best Quarter:       Q2 2003     16.89%
  Worst Quarter:      Q3 2002    -21.26%


     The Fund's year-to-date performance through March 31, 2008, was -9.94%.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR      5 YEARS      LIFE OF FUND/1/

 VT INTERNATIONAL CORE            12.67%       16.56%            3.00%
  FUND/1/
 MSCI/EAFE INDEX/2/               11.17%       21.59%            6.06%



1 The VT International Core Fund incepted on July 3, 2000. Returns for the Fund and Index shown in the Life of Fund column are as of the Fund inception date.

2 The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") (Reg. TM) Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.

 22 VT INTERNATIONAL CORE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables reflect the various costs and expenses of the Fund and do not reflect fees and charges that may be imposed by VA Contracts or VLI Policies. Such fees would be in addition to the fees and expenses shown here. Please see the prospectuses of the participating insurance companies for more details.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)

  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)

  Management Fees/1/                   0.75%
  Distribution (12b-1) Fees            0.25%
  Other Expenses/2/                    0.43%
  TOTAL ANNUAL FUND                    1.43%
  OPERATING EXPENSES
  Fee Waivers                          0.43%
  NET EXPENSES/3/                      1.00%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.

2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund. Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.


3 The adviser has committed through April 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market or other fund held by the Fund, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   . Your investment has a 5% return each year;
   . You reinvest all distributions; and
   . The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                 $102
   3 Years                $410
   5 Years                $741
  10 Years              $1,676

                                                   VT INTERNATIONAL CORE FUND 23

VT LARGE COMPANY CORE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Matrix Asset Advisors, Inc.

PORTFOLIO MANAGER
David A. Katz, CFA

FUND INCEPTION:
4/12/1994

INVESTMENT OBJECTIVE
The VT Large Company Core Fund seeks total return comprised of long-term capital appreciation and current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

.. at least 80% of the Fund's net assets in equity securities of large-capitalization companies; and

.. up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of approximately 30 to 50 large-capitalization companies, the majority of which pay dividends. We define large-capitalization companies as those with market capitalizations of $3 billion or more. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We select companies that we believe are financially strong and meet specific valuation criteria as compared to the overall market and the companies' own valuation histories. Our discipline is predicated on establishing fundamental business valuations for strong businesses and then selectively investing in those qualifying companies whose stock prices are at least one-third lower than their business values. Our process is initially quantitative, focusing on absolute criteria such as the growth in a company's earnings, as well as relative criteria such as where a stock is currently trading versus its historic trading levels based on such criteria as its price to earnings, its price to book value, dividend yield and its price to sales. Our primary analytical effort is qualitative, where we assess whether a company is undervalued or merely statistically cheap. We focus on the role of management and the potential for a positive catalyst. We are disciplined sellers, basing our decisions on the relationship between a company's business value and its stock price. Typically, we sell a stock when the stock price equals the updated business value. Stocks will also be sold if we believe the business value and/or future prospects have materially eroded. We may also sell a stock if we believe a comparable company offers a more compelling opportunity based on valuation and prospects.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 24 VT LARGE COMPANY CORE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


   . Counter-Party Risk

   . Derivatives Risk
   . Foreign Investment Risk
   . Issuer Risk
   . Leverage Risk

   . Liquidity Risk
   . Management Risk
   . Market Risk
   . Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                   VT LARGE COMPANY CORE FUND 25

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index (or indexes).

Please remember that past performance before and after taxes is no guarantee of future results. The performance for the Fund does not reflect fees charged by variable life insurance policies (VLI Policies) or variable annuity contracts (VA contracts). If it did, returns would be lower.

[GRAPHIC APPEARS HERE]


                               Calendar Year Total Returns
                                  as of 12/31 each year
1998     1999     2000      2001      2002      2003     2004    2005     2006     2007
28.81%   20.41%   -13.60%   -19.21%   -25.84%   23.59%   8.38%   -2.24%   15.64%   2.31%


         BEST AND WORST QUARTER

  Best Quarter:       Q4 1998     22.93%
  Worst Quarter:      Q3 2001    -17.01%


     The Fund's year-to-date performance through March 31, 2008, was -7.52%.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR       5 YEARS       10 YEARS

 VT LARGE COMPANY CORE FUND        2.31%          9.15%        2.21%
 S&P 500 INDEX/1/                  5.49%         12.83%        5.91%



1 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.


 26 VT LARGE COMPANY CORE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables reflect the various costs and expenses of the Fund and do not reflect fees and charges that may be imposed by VA Contracts or VLI Policies. Such fees would be in addition to the fees and expenses shown here. Please see the prospectuses of the participating insurance companies for more details.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)

  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)

  Management Fees/1/                   0.55%
  Distribution (12b-1) Fees            0.25%
  Other Expenses/2/                    0.41%
  TOTAL ANNUAL FUND                    1.21%
  OPERATING EXPENSES
  Fee Waivers                          0.21%
  NET EXPENSES/3/                      1.00%


1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.55% for the first $500 million; 0.50% for the next $500 million; 0.45% for the next $2 billion; 0.425% for the next $2 billion; and 0.40% for assets over $5 billion.

2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund. Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.


3 The adviser has committed through April 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market or other fund held by the Fund, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   . Your investment has a 5% return each year;
   . You reinvest all distributions; and
   . The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                 $102
   3 Years                $336
   5 Years                $645
  10 Years              $1,447


                                                   VT LARGE COMPANY CORE FUND 27

VT LARGE COMPANY GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Peregrine Capital Management, Inc.

PORTFOLIO MANAGERS
John S. Dale, CFA
Gary E. Nussbaum, CFA

FUND INCEPTION:
9/20/1999

INVESTMENT OBJECTIVE
The VT Large Company Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

.. at least 80% of the Fund's net assets in equity securities of large-capitalization companies; and

.. up to 20% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. However, we normally do not invest more than 10% of the Fund's total assets in the securities of a single issuer. We define large-capitalization companies as those with market capitalizations of $3 billion or more. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

In selecting securities for the Fund, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including: dominance in their niche or industry; low cost producers; low levels of leverage; potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 28 VT LARGE COMPANY GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   . Counter-Party Risk
   . Derivatives Risk
   . Foreign Investment Risk
   . Growth Style Investment Risk
   . Issuer Risk

   . Leverage Risk
   . Liquidity Risk
   . Management Risk
   . Market Risk
   . Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                 VT LARGE COMPANY GROWTH FUND 29

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index (or indexes).

Please remember that past performance before and after taxes is no guarantee of future results. The performance for the Fund does not reflect fees charged by variable life insurance policies (VLI Policies) or variable annuity contracts (VA contracts). If it did, returns would be lower.

[GRAPHIC APPEARS HERE]


                   Calendar Year Total Returns/1/
                       as of 12/31 each year

2000     2001      2002      2003     2004    2005    2006    2007
-0.58%   -20.88%   -28.01%   26.28%   3.26%   5.70%   2.35%   7.61%


         BEST AND WORST QUARTER

  Best Quarter:       Q4 2001     18.25%
  Worst Quarter:      Q1 2001    -22.58%


     The Fund's year-to-date performance through March 31, 2008, was -13.76%.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR       5 YEARS       LIFE OF FUND/1/

 VT LARGE COMPANY GROWTH            7.61%          8.71%             0.41%
  FUND/1/
 RUSSELL 1000 (Reg. TM)            11.81%         12.10%            -0.76%
  GROWTH INDEX/2/



1 The VT Large Company Growth Fund incepted on September 20, 1999. Returns for the Fund and Index shown in the Life of Fund column are as of the Fund inception date.

2 The Russell 1000 (Reg. TM) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

 30 VT LARGE COMPANY GROWTH FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables reflect the various costs and expenses of the Fund and do not reflect fees and charges that may be imposed by VA Contracts or VLI Policies. Such fees would be in addition to the fees and expenses shown here. Please see the prospectuses of the participating insurance companies for more details.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)

  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)

  Management Fees/1/                   0.55%
  Distribution (12b-1) Fees            0.25%
  Other Expenses/2/                    0.25%
  TOTAL ANNUAL FUND                    1.05%
  OPERATING EXPENSES
  Fee Waivers                          0.05%
  NET EXPENSES/3/                      1.00%


1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.55% for the first $500 million; 0.50% for the next $500 million; 0.45% for the next $2 billion; 0.425% for the next $2 billion; and 0.40% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.

3 The adviser has committed through April 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market or other fund held by the Fund, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   . Your investment has a 5% return each year;
   . You reinvest all distributions; and
   . The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                 $102
   3 Years                $329
   5 Years                $575
  10 Years              $1,278


                                                 VT LARGE COMPANY GROWTH FUND 31

VT MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
05/19/1994

INVESTMENT OBJECTIVE
The VT Money Market Fund seeks current income, while preserving capital and liquidity.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest exclusively in high-quality, short-term U.S. dollar-denominated money market instruments of domestic and foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We actively manage a portfolio of high-quality, short-term U.S. dollar-denominated money market instruments. We will only purchase First Tier securities. These include, but are not limited to, bank obligations such as time deposits and certificates of deposit, government securities, asset-backed securities, commercial paper, corporate bonds and repurchase agreements. These investments may have fixed, floating, or variable rates of interest and may be obligations of U.S. or foreign issuers. We may invest more than 25% of the Fund's total assets in U.S. dollar-denominated obligations of U.S. banks.

Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   .  Counter-Party Risk
   .  Debt Securities Risk
   .  Foreign Investment Risk
   .  Issuer Risk
   .  Leverage Risk

   .  Management Risk
   .  Market Risk
   .  Money Market Fund Risk
   .  Regulatory Risk
   .  U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in a Fund and could adversely affect a Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 32 VT MONEY MARKET FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index (or indexes).

Please remember that past performance before and after taxes is no guarantee of future results. The performance for the Fund does not reflect fees charged by variable life insurance policies (VLI Policies) or variable annuity contracts (VA contracts). If it did, returns would be lower.

[GRAPHIC APPEARS HERE]


                          Calendar Year Total Returns
                             as of 12/31 each year

1998    1999    2000    2001    2002    2003    2004    2005    2006     2007
4.77%   4.46%   5.76%   3.73%   1.25%   0.50%   0.70%   2.55%   4.41%    4.68%


        BEST AND WORST QUARTER

  Best Quarter:       Q4 2000    1.49%
  Worst Quarter:      Q2 2004    0.09%


     The Fund's year-to-date performance through March 31, 2008, was 0.80%.


     To obtain a current 7-day yield for the Fund, call toll-free 1-800-222-8222


 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR       5 YEARS       10 YEARS

 VT MONEY MARKET FUND              4.68%        2.55%          3.26%


                                                         VT MONEY MARKET FUND 33

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables reflect the various costs and expenses of the Fund and do not reflect fees and charges that may be imposed by VA Contracts or VLI Policies. Such fees would be in addition to the fees and expenses shown here. Please see the prospectuses of the participating insurance companies for more details.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)

  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)

  Management Fees/1/                   0.30%
  Distribution (12b-1) Fees            0.25%
  Other Expenses/2/                    0.28%
  TOTAL ANNUAL FUND                    0.83%
  OPERATING EXPENSES
  Fee Waivers                          0.08%
  NET EXPENSES/3/                      0.75%


1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.30% for the first $1 billion; 0.275% for the next $4 billion; and 0.25% for assets over $5 billion.

2 Includes expenses payable to affiliates of Wells Fargo & Company. Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.


3 The adviser has committed through April 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market or other fund held by the Fund, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   . Your investment has a 5% return each year;
   . You reinvest all distributions; and
   . The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                  $77
   3 Years                $257
   5 Years                $453
  10 Years              $1,018


 34 VT MONEY MARKET FUND

VT OPPORTUNITY FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated


PORTFOLIO MANAGER

Ann M. Miletti


FUND INCEPTION:

5/8/1992

INVESTMENT OBJECTIVE
The VT Opportunity Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

..  at least 80% of the Fund's total assets in equity securities; and

.. up to 25% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest in principally equity securities of medium-capitalization companies, which we define as those within the range of market capitalizations of companies in the Russell Midcap (Reg. TM) Index. The range of the Russell Midcap (Reg. TM) Index was $4.5 billion to $41.7 billion as of December 31, 2007, and is expected to change frequently. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


We invest in equity securities of medium-capitalization companies that we believe are under-priced yet have attractive growth prospects. Our analysis is based on the determination of a company's "private market value," which is the price an investor would be willing to pay for the entire company. We determine a company's private market value based upon several types of analysis. We carry out a fundamental analysis of a company's cash flows, asset valuations, competitive situation and industry specific factors. We also gauge the company's management strength, financial health, and growth potential in determining a company's private market value. We place an emphasis on a company's management, even meeting with management in certain situations. Finally, we focus on the long-term strategic direction of a company. We then compare the private market value as determined by these factors to the company's public market capitalization, and invest in the equity securities of those companies where we believe there is a significant gap between the two.

We may sell an investment when its market price no longer compares favorably with the company's private market value. In addition, we may choose to sell an investment where the fundamentals deteriorate or the strategy of the management or the management itself changes.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                          VT OPPORTUNITY FUND 35

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   . Counter-Party Risk

   . Currency Hedging Risk

   . Derivatives Risk
   . Foreign Investment Risk
   . Issuer Risk
   . Leverage Risk

   . Liquidity Risk
   . Management Risk
   . Market Risk
   . Regulatory Risk
   . Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 36 VT OPPORTUNITY FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index (or indexes).

Please remember that past performance before and after taxes is no guarantee of future results. The performance for the Fund does not reflect fees charged by variable life insurance policies (VLI Policies) or variable annuity contracts (VA contracts). If it did, returns would be lower.




[GRAPHIC APPEARS HERE]


                             Calendar Year Total Returns
                                as of 12/31 each year
1998     1999     2000    2001     2002      2003     2004     2005    2006     2007
13.54%   34.91%   6.60%   -3.70%   -26.82%   37.01%   18.22%   7.88%   12.22%   6.63%


         BEST AND WORST QUARTER

  Best Quarter:       Q2 2003     21.40%
  Worst Quarter:      Q3 2002    -21.45%


     The Fund's year-to-date performance through March 31, 2008, was -8.03%.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR       5 YEARS       10 YEARS

 VT OPPORTUNITY FUND               6.63%        15.90%         9.18%
 RUSSELL MIDCAP (Reg. TM)          5.60%        18.21%         9.91%
  INDEX/1/



1 The Russell Midcap (Reg. TM) Index measures the performance of the 800 smallest companies in the Russell 1000 (Reg. TM) Index, which represent approximately 25% of the total market capitalization of the Russell 1000 (Reg. TM) Index. You cannot invest directly in an index.


                                                          VT OPPORTUNITY FUND 37

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables reflect the various costs and expenses of the Fund and do not reflect fees and charges that may be imposed by VA Contracts or VLI Policies. Such fees would be in addition to the fees and expenses shown here. Please see the prospectuses of the participating insurance companies for more details.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)

  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)

  Management Fees/1/                   0.73%
  Distribution (12b-1) Fees            0.25%
  Other Expenses/2/                    0.20%
  Acquired Fund Fees and               0.04%
  Expenses/3/
  TOTAL ANNUAL FUND                    1.22%
  OPERATING EXPENSES/4/
  Fee Waivers                          0.11%
  NET EXPENSES/5,6/                    1.11%


1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.

2 Includes expenses payable to affiliates of Wells Fargo & Company. Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses. 3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses. 4 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund. 5 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.


6 The adviser has committed through April 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 1.07%. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   . Your investment has a 5% return each year;
   . You reinvest all distributions; and
   . The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                 $113
   3 Years                $376
   5 Years                $660
  10 Years              $1,468


 38 VT OPPORTUNITY FUND

VT SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Jerome "Cam" Philpott, CFA
Stuart Roberts

FUND INCEPTION:
5/01/1995

INVESTMENT OBJECTIVE
The VT Small Cap Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

.. at least 80% of the Fund's net assets in equity securities of small-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of small-capitalization companies that we believe have above-average growth potential. We define small-capitalization companies as those with market capitalizations at the time of purchase of less than $2 billion. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We focus our investment strategy on identifying and investing in rapidly growing small-capitalization companies that are in an early or transitional stage of their development, before their potential is discovered by the market. We build the Fund's portfolio by selecting companies that we consider to have successful business plans. We seek high growth, favorably valued securities and have a bias for growth companies with reasonable valuation. We maintain a disciplined approach to monitoring the valuation characteristics of the portfolio. We use a variety of criteria specific to a portfolio security to determine when we may potentially sell such security to avoid reacting to pressure caused by volatility in the broad small cap market. Such criteria may include a security reaching our target price (potentially as a result of an expansion of the price-earnings multiple or a change in our earnings estimate), the availability of a more favorable investment opportunity, or a drop in the price of a security below cost (after adjustment for major market declines). We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                     VT SMALL CAP GROWTH FUND 39

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   . Active Trading Risk
   . Counter-Party Risk
   . Derivatives Risk
   . Growth Style Investment Risk
   . Issuer Risk
   . Leverage Risk

   . Liquidity Risk
   . Management Risk
   . Market Risk
   . Regulatory Risk
   . Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 40 VT SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index (or indexes).

Please remember that past performance before and after taxes is no guarantee of future results. The performance for the Fund does not reflect fees charged by variable life insurance policies (VLI Policies) or variable annuity contracts (VA contracts). If it did, returns would be lower.

[GRAPHIC APPEARS HERE]


                                 Calendar Year Total Returns
                                    as of 12/31 each year
1998      1999        2000      2001      2002      2003     2004     2005    2006     2007
-14.47%   66.27%/2/   -22.58%   -24.37%   -38.22%   42.27%   13.77%   6.24%   22.75%   13.81%


         BEST AND WORST QUARTER

  Best Quarter:       Q4 1999     67.19%
  Worst Quarter:      Q1 2001    -31.31%


     The Fund's year-to-date performance through March 31, 2008, was -13.83%.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007             1 YEAR        5 YEARS       10 YEARS

 VT SMALL CAP GROWTH FUND            13.81%       19.16%         2.14%
 RUSSELL 2000 (Reg. TM)               7.06%       16.50%         4.32%
  GROWTH INDEX/1/


1 The Russell 2000 (Reg. TM) Growth Index measures the performance of those Russell 2000 (Reg. TM) companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.
2 The Fund's calendar year total return for 1999 was primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect such favorable returns can be consistently achieved.

                                                     VT SMALL CAP GROWTH FUND 41

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables reflect the various costs and expenses of the Fund and do not reflect fees and charges that may be imposed by VA Contracts or VLI Policies. Such fees would be in addition to the fees and expenses shown here. Please see the prospectuses of the participating insurance companies for more details.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)

  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)

  Management Fees/1/                   0.75%
  Distribution (12b-1) Fees            0.25%
  Other Expenses/2/                    0.26%
  TOTAL ANNUAL FUND                    1.26%
  OPERATING EXPENSES
  Fee Waivers                          0.06%
  NET EXPENSES/3/                      1.20%


1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.

2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund. Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.


3 The adviser has committed through April 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market or other fund held by the Fund, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   . Your investment has a 5% return each year;
   . You reinvest all distributions; and
   . The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                 $122
   3 Years                $394
   5 Years                $686
  10 Years              $1,517


 42 VT SMALL CAP GROWTH FUND

VT SMALL/MID CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated


PORTFOLIO MANAGERS
Erik C. Astheimer
I. Charles Rinaldi
Michael Schneider, CFA


FUND INCEPTION:
10/10/1997

INVESTMENT OBJECTIVE
The VT Small/Mid Cap Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

.. at least 80% of the Fund's net assets in equity securities of small- and medium-capitalization companies; and

.. up to 30% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of small-and medium capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2500TM Index. The market capitalization range of the Russell 2500TM Index was $25 million to $20.8 billion, as of December 31, 2007, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments. As a hedging strategy, the Fund may write put and call options,meaning that the Fund sells an option to another party giving that party the right to either sell a stock to (put) or buy a stock from (call) the Fund at a predetermined price in the future.Whether or not this hedging strategy is successful depends on a variety of factors, particularly our ability to predict movements of the price of the hedged stock. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We employ a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small- and medium-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small and medium capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                  VT SMALL/MID CAP VALUE FUND 43

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   . Counter-Party Risk

   . Currency Hedging Risk

   . Derivatives Risk
   . Foreign Investment Risk
   . Issuer Risk
   . Leverage Risk

   . Liquidity Risk
   . Management Risk
   . Market Risk
   . Regulatory Risk
   . Smaller Company Securities Risk
   . Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 44 VT SMALL/MID CAP VALUE FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index (or indexes).

Please remember that past performance before and after taxes is no guarantee of future results. The performance for the Fund does not reflect fees charged by variable life insurance policies (VLI Policies) or variable annuity contracts (VA contracts). If it did, returns would be lower.




[GRAPHIC APPEARS HERE]


                            Calendar Year Total Returns/1/
                                as of 12/31 each year
1998    1999     2000    2001    2002      2003     2004     2005     2006     2007
2.18%   -2.87%   7.82%   4.12%   -23.16%   38.39%   16.77%   16.50%   15.29%   -0.32%


         BEST AND WORST QUARTER

  Best Quarter:       Q4 1998     29.65%
  Worst Quarter:      Q3 2002    -24.40%


     The Fund's year-to-date performance through March 31, 2008, was -7.31%.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR       5 YEARS       10 YEARS

 VT SMALL/MID CAP VALUE           -0.32%        16.69%         6.36%
  FUND/1/
 RUSSELL 2500(TM) VALUE           -7.27%        16.17%         9.66%
  INDEX/2/



1 Prior to May 1, 2006, the VT Small/Mid Cap Value Fund was named the Wells Fargo Advantage Multi Cap Value Fund.

2 The Russell 2500TM Value Index measures the performance of those Russell 2500TM companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

                                                  VT SMALL/MID CAP VALUE FUND 45

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables reflect the various costs and expenses of the Fund and do not reflect fees and charges that may be imposed by VA Contracts or VLI Policies. Such fees would be in addition to the fees and expenses shown here. Please see the prospectuses of the participating insurance companies for more details.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)

  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)

  Management Fees/1/                   0.75%
  Distribution (12b-1) Fees            0.25%
  Other Expenses/2/                    0.45%
  TOTAL ANNUAL FUND                    1.45%
  OPERATING EXPENSES
  Fee Waivers                          0.31%
  NET EXPENSES/3/                      1.14%


1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.

2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund. Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.


3 The adviser has committed through April 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market or other fund held by the Fund, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   . Your investment has a 5% return each year;
   . You reinvest all distributions; and
   . The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                 $116
   3 Years                $428
   5 Years                $763
  10 Years              $1,709


 46 VT SMALL/MID CAP VALUE FUND

VT TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Troy Ludgood
Thomas O'Connor, CFA

Lynne A. Royer

William Stevens

FUND INCEPTION:
9/20/1999

INVESTMENT OBJECTIVE
The VT Total Return Bond Fund seeks total return, consisting of income and capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

..  at least 80% of the Fund's net assets in bonds;

..  at least 80% of the Fund's total assets in investment-grade debt securities;

.. up to 25% of the Fund's total assets in asset-backed securities, other than mortgage-backed securities; and

.. up to 20% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage- and asset-backed securities. As part of our investment strategy, we may invest in stripped securities or enter into mortgage dollar rolls and reverse repurchase agreements, as well as invest in U.S. dollar-denominated debt securities of foreign issuers. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect to maintain an overall dollar-weighted average effective duration range between 4 and 51/2 years.


We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential, relative to other debt securities of similar credit quality and interest rate sensitivity. From time to time, we may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                    VT TOTAL RETURN BOND FUND 47

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   . Active Trading Risk
   . Counter-Party Risk
   . Debt Securities Risk
   . Derivatives Risk
   . Foreign Investment Risk
   . Issuer Risk
   . Leverage Risk

   . Liquidity Risk
   . Management Risk
   . Market Risk
   . Mortgage- and Asset-Backed Securities Risk
   . Regulatory Risk
   . Stripped Securities Risk
   . U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in a Fund and could adversely affect a Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 48 VT TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index (or indexes).

Please remember that past performance before and after taxes is no guarantee of future results. The performance for the Fund does not reflect fees charged by variable life insurance policies (VLI Policies) or variable annuity contracts (VA contracts). If it did, returns would be lower.

[GRAPHIC APPEARS HERE]


                 Calendar Year Total Returns/1/
                     as of 12/31 each year

2000     2001    2002    2003    2004    2005    2006     2007
10.22%   7.41%   7.75%   8.40%   4.39%   1.90%   3.82%    6.19%


         BEST AND WORST QUARTER

  Best Quarter:       Q2 2003     4.89%
  Worst Quarter:      Q2 2004    -2.33%


     The Fund's year-to-date performance through March 31, 2008, was 1.72%.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR       5 YEARS       LIFE OF FUND/1/

 VT TOTAL RETURN BOND FUND/1/      6.19%        4.92%              6.00%
 LEHMAN BROTHERS U.S.              6.97%        4.42%              6.31%
  AGGREGATE BOND INDEX/2/


1 The VT Total Return Bond Fund incepted on September 20, 1999. Returns for the Fund and Index shown in the Life of Fund column are as of the Fund inception date.
2 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

                                                    VT TOTAL RETURN BOND FUND 49

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables reflect the various costs and expenses of the Fund and do not reflect fees and charges that may be imposed by VA Contracts or VLI Policies. Such fees would be in addition to the fees and expenses shown here. Please see the prospectuses of the participating insurance companies for more details.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)

  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)

  Management Fees/1/                   0.45%
  Distribution (12b-1) Fees            0.25%
  Other Expenses/2/                    0.27%
  Acquired Fund Fees and               0.01%
  Expenses/3/
  TOTAL ANNUAL FUND                    0.98%
  OPERATING EXPENSES/4/
  Fee Waivers                          0.07%
  NET EXPENSES/5,6/                    0.91%


1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.

2 Includes expenses payable to affiliates of Wells Fargo & Company. Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
5 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.


6 The adviser has committed through April 30, 2009 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 0.90%. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   . Your investment has a 5% return each year;
   . You reinvest all distributions; and
   . The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                  $93
   3 Years                $305
   5 Years                $535
  10 Years              $1,195


 50 VT TOTAL RETURN BOND FUND

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.



ACTIVE TRADING RISK    Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK     When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                       Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                       Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
CURRENCY HEDGING RISK  An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. To manage currency exposure, a Fund may purchase currency futures or enter into forward currency contracts to "lock in" the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. Similar to a forward currency contract, currency futures contracts are standardized for the convenience of market participants and quoted on an exchange. To reduce the risk of one party to the contract defaulting, the accrued profit or loss from a futures contract is calculated and paid on a daily basis rather than on the maturity of the contract.
DEBT SECURITIES RISK   Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                       Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 51

DERIVATIVES RISK         The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                         For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
EMERGING MARKETS RISK    Emerging markets securities typically present even greater exposure to the risks described under "Foreign Investment Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries.
                         Emerging markets may be under-capitalized and have less developed legal and financial systems than markets in the developed world. Additionally, emerging markets may have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.
FOREIGN INVESTMENT RISK  Foreign investments, including American Depositary Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.


 52 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

GROWTH STYLE INVESTMENT RISK  Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.
INDEX TRACKING RISK           The ability to track an index may be affected by, among other things, transaction costs and shareholder purchases and redemptions.
ISSUER RISK                   The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK                 Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK                A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK               We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                   The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.
MONEY MARKET FUND RISK        Although the Fund seeks to maintain the value of your investment at $1.00 per share, there is no assurance that it will be able to do so, and it is possible to lose money by investing in the
                              Fund.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 53

MORTGAGE- AND ASSET-BACKED   Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other
SECURITIES RISK              assets, including consumer loans or receivables held in trust. In addition, mortgage dollar rolls are transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price.
                             Mortgage- and asset-backed securities, including mortgage dollar roll transactions, are subject to certain additional risks. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.
REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
SMALLER COMPANY SECURITIES   Securities of companies with smaller market capitalizations tend to be more volatile and less
RISK                         liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.
STRIPPED SECURITIES RISK     Stripped securities are the separate income or principal components of debt securities.
                             These securities are particularly sensitive to changes in interest rates, and therefore subject to greater fluctuations in price than typical interest bearing debt securities. For example, stripped mortgage-backed securities have greater interest rate risk than mortgage-backed securities with like maturities, and stripped treasury securities have greater interest rate risk than traditional government securities with identical credit ratings.
U.S. GOVERNMENT OBLIGATIONS  Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                         be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                             a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                             Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                             agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                             U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                             Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of an Underlying Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.


 54 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

VALUE STYLE INVESTMENT RISK  Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 55

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.


 56 PORTFOLIO HOLDINGS INFORMATION

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO VARIABLE TRUST
Wells Fargo Variable Trust (WFVT) was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of WFVT (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy. The Funds are available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of, or "investors" in, the Funds. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. WFVT currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, the Board monitors events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the Participating Insurance Companies. WFVT assumes no responsibility for such prospectuses.

THE INVESTMENT ADVISER

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half-year ended June 30, 2007.


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 57

THE SUB-ADVISERS AND PORTFOLIO MANAGERS
The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.
--------------------------------------------------------------------------------

COOKE & BIELER, L.P. (Cooke & Bieler), a Pennsylvania limited partnership, is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is the sub-adviser for the VT C&B Large Cap Value Fund. Accordingly, Cooke & Bieler is responsible for the day-to-day investment management activities of the VT C&B Large Cap Value Fund. Cooke & Bieler is a registered investment adviser that provides investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951.


The following portfolio managers work as a team, each having equal responsibility and accountability in managing the VT C&B Large Cap Value Fund, with no limitations on their respective roles. Each portfolio manager's responsibilities include the generation of investment ideas as well as research and monitoring of stock valuation and performance. The impact of each portfolio manager's investment decisions on the overall portfolio is closely monitored by all portfolio managers on the team.


KERMIT S. ECK, CFA            Mr. Eck is jointly responsible for managing the VT C&B Large Cap Value Fund, which he
VT C&B Large Cap Value Fund   has managed since 2005. Mr. Eck joined Cooke & Bieler in 1992 and currently serves as a partner, portfolio manager and research analyst. Education: B.S., Computer Science,
                              Montana State University; M.B.A., Stanford University.
DAREN C. HEITMAN, CFA         Mr. Heitman is jointly responsible for managing the VT C&B Large Cap Value Fund,
VT C&B Large Cap Value Fund   which he has managed since 2005. Mr. Heitman joined Cooke & Bieler in 2005 and currently serves as a partner and research analyst. Before joining Cooke & Bieler, Mr.
                              Heitman was with Schneider Capital Management as a senior analyst from 2000 until
                              2005. Education: B.S., Finance, Iowa State University; M.B.A., University of Chicago.
MICHAEL M. MEYER, CFA         Mr. Meyer is jointly responsible for managing the VT C&B Large Cap Value Fund, which
VT C&B Large Cap Value Fund   he has managed since 2005. Mr. Meyer joined Cooke & Bieler in 1993 where he is currently a partner, portfolio manager and research analyst. Education: B.A., Economics,
                              Davidson College; M.B.A.The Wharton School of Business.
JAMES R. NORRIS               Mr. Norris is jointly responsible for managing the VT C&B Large Cap Value Fund, which
VT C&B Large Cap Value Fund   he has managed since 2005. Mr. Norris joined Cooke & Bieler in 1998 where he is currently a partner, portfolio manager and research analyst. Education: B.S.,
                              Management, Guilford College; M.B.A., University of North Carolina.
EDWARD W. O'CONNOR, CFA       Mr. O'Connor is jointly responsible for managing the VT C&B Large Cap Value Fund,
VT C&B Large Cap Value Fund   which he has managed since 2005. Mr. O'Connor joined Cooke & Bieler in 2002 where he is currently a partner, portfolio manager and research analyst. Prior to joining Cooke
                              & Bieler, Mr. O'Connor was with Cambiar Investors where he served as an equity analyst and portfolio manager and participated in Cambiar's 2001 management buyout.
                              Education: B.A., Economics and Philosophy, Colgate University; M.B.A., University of
                              Chicago.
R. JAMES O'NEIL, CFA          Mr. O'Neil is jointly responsible for managing the VT C&B Large Cap Value Fund, which
VT C&B Large Cap Value Fund   he has managed since 2005. Mr. O'Neil joined Cooke & Bieler in 1988 where he is currently a partner, portfolio manager and research analyst since 1998. Education: B.A.,
                              Economics, Colby College; M.B.A., Harvard School of Business.


 58 ORGANIZATION AND MANAGEMENT OF THE FUNDS

MEHUL TRIVEDI, CFA            Mr. Trivedi is jointly responsible for managing the VT C&B Large Cap Value Fund, which
VT C&B Large Cap Value Fund   he has managed since 2005. He joined Cooke & Bieler in 1998 where he is currently a partner, portfolio manager and research analyst. Education: B.A., International
                              Relations, University of Pennsylvania; B.S., Economics, Wharton School of Business;
                              M.B.A., Wharton School of Business.


--------------------------------------------------------------------------------
MATRIX ASSET ADVISORS, INC. (Matrix), located at 747 Third Avenue, 31st Floor, New York, NY 10017, is the investment sub-adviser for the VT Large Company Core Fund and thereby is responsible for the day-to-day investment activities of the VT Large Company Core Fund. Matrix is a registered investment adviser that provides investment advisory services to the Matrix Advisors Value Fund, individuals, endowments, and pension accounts.

DAVID A. KATZ, CFA           Mr. Katz is responsible for managing the VT Large Company Core Fund, which he has
VT Large Company Core Fund   managed since 2005. Mr. Katz is the president and chief investment officer of Matrix since 1990. Mr. Katz chairs the Investment Policy Committee and is also a portfolio manager and research analyst. He has managed the Matrix Advisors Value Fund from
                             1996 until the present. Education: B.A., Economics, Union College; M.B.A., Finance, New
                             York University Graduate School of Business.

--------------------------------------------------------------------------------
NEW STAR INSTITUTIONAL MANAGERS LIMITED (New Star), located at 1 Knightsbridge Green, London, SW1X 7NE, England, is a London-based U.S.-registered investment adviser. New Star sub-advises the Fund. In this capacity, it is responsible for the day-to-day investment management of the Funds. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients.


MARK BEALE                   Mr. Beale is jointly responsible for managing the VT International Core Fund, which he
VT International Core Fund   has managed since 2004. Mr. Beale joined New Star in 1982 and is the lead portfolio manager for New Star's international equity product. He is co-head of Institutional
                             Equity and has oversight of the New Star team-based approach. Mr. Beale is a member of the Investment Policy and Currency Group, and is responsible for New Star's research and stock selection within the U.S. market. Education: B.A., Economic History,
                             University of Sussex, England.
BRIAN COFFEY                 Mr. Coffey is jointly responsible for managing the VT International Core Fund, which he
VT International Core Fund   has managed since 2006. Mr. Coffey joined New Star in 1988. He is the lead portfolio manager for the Emerging Market portfolios. He is a member of the Investment Policy
                             Group and leads the efforts for research and stock selection in Latin America.
                             Education: B.Sc., Financial Economics, University of London.
RICHARD LEWIS                Mr. Lewis is jointly responsible for managing the VT International Core Fund, which he
VT International Core Fund   has managed since 2004. Mr. Lewis joined New Star in 1989. Mr. Lewis is a member of the Investment Policy and Currency Group, and has specific regional responsibility for
                             New Star's European Equity group. Mr. Lewis is Co-Head of Institutional Equity and has oversight of the New Star Team based approach. Education: B.S., Economics and
                             Statistics, Bristol University, England.



--------------------------------------------------------------------------------

PEREGRINE CAPITAL MANAGEMENT, INC. (Peregrine), an affiliate of Funds Management and direct wholly owned subsidiary of Wells Fargo & Company, located at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is the investment sub-adviser for the VT Large Company Growth Fund. Accordingly, Peregrine is responsible for the day-to-day investment management activities of the Fund. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) Plans, foundations and endowments.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 59

JOHN S. DALE, CFA             Mr. Dale is jointly responsible for managing the VT Large Company Growth Fund, which
VT Large Company Growth Fund  he has managed since 1999. Mr. Dale joined Peregrine in 1987 as a senior vice president and portfolio manager. He founded this strategy in 1983 and has managed large company growth portfolios since 1971. Education: B.A., Marketing, University of
                              Minnesota.
GARY E. NUSSBAUM, CFA         Mr. Nussbaum is jointly responsible for managing the VT Large Company Growth Fund,
VT Large Company Growth Fund  which he has managed since 1999. Mr. Nussbaum joined Peregrine in 1990 as a portfolio manager where he has managed large company growth portfolios.
                              Education: B.A., Finance, University of Wisconsin; M.B.A., University of Wisconsin.


 60 ORGANIZATION AND MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the VT Asset Allocation Fund, VT Discovery Fund, VT Equity Income Fund, VT Money Market Fund, VT Opportunity Fund, VT Small Cap Growth Fund, VT Small/Mid Cap Value Fund and VT Total Return Bond Fund. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of these Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.



ERIK C. ASTHEIMER             Mr. Astheimer is jointly responsible for managing the VT Small/Mid Cap Value Fund,
VT Small/Mid Cap Value Fund   which he has managed since 2008. Mr. Astheimer serves as a senior research analyst and co-portfolio manager for the Value Equity team at Wells Capital Management. Prior to joining Wells Capital Management, Mr. Astheimer served as senior analyst at Strong
                              Capital Management, which he joined in 2004. Prior to Strong, he worked at Gabelli &
                              Co. as a research analyst. Before that, he was a financial analyst at Salomon Smith
                              Barney in their investment banking department. During his final year with the firm, his assignments were undertaken in the Asia-Pacific region. Education: B.A., Finance,
                              Duquesne University.
GALEN G. BLOMSTER, CFA        Mr. Blomster is jointly responsible for managing the VT Asset Allocation Fund, which he
VT Asset Allocation Fund      has managed since 2002. He joined Wells Capital Management as Vice President and
                              Director of Research from Norwest Investment Management, where he served as a
                              Portfolio Manager until the two firms combined investment advisory services under the Wells Capital Management name in 1999. He briefly retired from Wells Capital
                              Management in April 2007, and rejoined the firm in October 2007 as a Principal and
                              Senior Advisor serving in an advisory capacity on the Quantitative Strategies Team. In this role, Mr. Blomster focuses primarily on research and the maintenance and development of the team's quantitative models. Education: B.S., Dairy/Food Science and Economics, University of Minnesota; M.S. and Ph.D., Purdue University.
GARY J. DUNN, CFA             Mr. Dunn is jointly responsible for managing the VT Equity Income Fund, which he has
VT Equity Income Fund         managed since 1996. He joined Wells Capital Management in 1998 as Principal for its
                              Equity Income Team. Prior to that, he served as Director of Institutional Investments of
                              Norwest Investment Management, which combined investment advisory services with
                              Wells Capital Management in 1999. Education: B.A., Economics, Carroll College.
GREGORY T. GENUNG, CFA        Mr. Genung is jointly responsible for managing the VT Asset Allocation Fund, which he
VT Asset Allocation Fund      has managed since 2006. Mr. Genung joined Wells Capital Management in 2001, and has since also managed certain Wells Fargo index mutual funds, private accounts and collective trust funds. Education: B.B.A. Finance, and B.A. equivalency, Economics,
                              University of Minnesota, Duluth.
JAMES M. LEACH, CFA           Mr. Leach is jointly responsible for managing the VT Discovery Fund, which he has
VT Discovery Fund             managed since 2003. Mr. Leach joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager at
                              Strong Capital Management, Inc. (SCM) since October 2000. Education: B.S., Mechanical
                              Engineering, University of California at Santa Barbara; M.B.A., Finance, New York
                              University-Stern School of Business.
TROY LUDGOOD                  Mr. Ludgood is jointly responsible for managing the VT Total Return Bond Fund, which
VT Total Return Bond Fund     he has managed since 2007. Mr. Ludgood joined Wells Capital Management in 2004 as a senior credit trader and was promoted to director of credit trading in 2006 and portfolio manager in 2007. Prior to joining Wells Capital Management, he was a trader at Lehman Brothers since 2000. Education: B.S., Industrial Engineering, Georgia Tech;
                              M.B.A., Wharton School of the University of Pennsylvania.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 61

ANN M. MILETTI                As lead portfolio manager for the VT Opportunity Fund, Ms. Miletti is responsible for
VT Opportunity Fund           managing the VT Opportunity Fund, with principal responsibility for the day-to-day management and decision making for the Fund. She had previously jointly managed the VT Opportunity Fund, and its predecessor fund, as co-portfolio Manager with
                              Richard T. Weiss from 2001 until 2008. Ms. Miletti joined Wells Capital Management in
                              2005 as a portfolio manager. Prior to joining Wells Capital Management, she was with
                              Strong Capital Management, Inc. (SCM) since 1991. From August 1998 to September
                              2001, Ms. Miletti was an associate manager of equity accounts. Education: B.A.,
                              Education, University of Wisconsin.
JEFFREY P. MELLAS             Mr. Mellas is jointly responsible for managing the VT Asset Allocation Fund, which he
VT Asset Allocation Fund      has managed since 2003. Mr. Mellas joined Wells Capital Management in 2003 as
                              Managing Director of Quantitative Asset Management and Portfolio Manager. In this role, Mr. Mellas oversees quantitative investment management efforts on behalf of institutional separate accounts, mutual investment funds and collective investment funds. Prior to joining Wells Capital Management, Mr. Mellas was with Alliance Capital
                              Management since 1995, as Vice President and Global Portfolio Strategist. Education:
                              B.A., Economics, University of Minnesota; M.B.A., Finance and International Business,
                              New York University. Additional studies: International Management Program at H-ute
                              Etudes Commer-iales, Paris, France, and Universit- de Valery, Montpellier, France.
THOMAS O'CONNOR, CFA          Mr. O'Connor is jointly responsible for managing the VT Total Return Bond Fund which
VT Total Return Bond Fund     he has managed since 2003. Mr. O'Connor joined Wells Capital Management in 2003 as a portfolio manager and was promoted to senior portfolio manager in 2007. Mr.
                              O'Connor is responsible for identifying value in mortgages. Prior to joining Wells
                              Capital Management, Mr. O'Connor was a portfolio manager in the Fixed Income
                              Division of Montgomery Asset Management from 2000 to 2003. Education: B.A.,
                              Business Administration, University of Vermont.
THOMAS J. PENCE, CFA          Mr. Pence is jointly responsible for managing the VT Discovery Fund, which he has
VT Discovery Fund             managed since 2001. Mr. Pence joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager at
                              Strong Capital Management, Inc. (SCM) since October 2000. Education: B.S., Business,
                              Indiana University; M.B.A., Finance, University of Notre Dame.
JEROME "CAM" PHILPOTT, CFA    Mr. Philpott is jointly responsible for managing the VT Small Cap Growth Fund, which
VT Small Cap Growth Fund      he has managed, along with its predecessor fund, since 1993. He joined Wells Capital
                              Management in 2003 as a portfolio manager. Prior to joining Wells Capital
                              Management, Mr. Philpott was a portfolio manager with Montgomery Asset
                              Management, (Montgomery) which he joined in 1991 as an analyst for the Small Cap
                              Equity team. Education: B.A., Economics, Washington and Lee University; M.B.A., Darden
                              School - University of Virginia.
I. CHARLES RINALDI            Mr. Rinaldi serves as lead portfolio manager for the VT Small/Mid Cap Value Fund, and
VT Small/Mid Cap Value Fund   in this capacity is jointly responsible for managing the Fund, which he has managed, along with its predecessor fund, since 2001. Mr. Rinaldi joined Wells Capital
                              Management in 2005 as senior portfolio manager responsible for day-to-day management of its small value and small/mid cap value strategies. Prior to joining
                              Wells Capital Management, he was a portfolio manager with Strong Capital
                              Management, Inc. (SCM) since 1997. Education: B.A., Biology, St. Michael's College;
                              M.B.A., Finance, Babson College.


 62 ORGANIZATION AND MANAGEMENT OF THE FUNDS

STUART ROBERTS                Mr. Roberts is jointly responsible for managing the VT Small Cap Growth Fund, which
VT Small Cap Growth Fund      he has managed, along with its predecessor, since 2003. Mr. Roberts joined Wells
                              Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital
                              Management, he was a senior portfolio manager with Montgomery Asset
                              Management for the Small Cap Growth Fund. Prior to joining Montgomery, Mr. Roberts was vice president and portfolio manager at Founders Asset Management, where he was responsible for three separate growth oriented small-cap mutual funds. Education:
                              B.A., Economics, Bowdoin College; M.B.A., University of Colorado.
LYNNE A. ROYER                Ms. Royer is jointly responsible for managing the VT Total Return Bond Fund, which she
VT Total Return Bond Fund     has managed since 2007. Ms. Royer joined Wells Capital Management in 2003 and currently serves as a senior portfolio manager of the Montgomery Fixed Income
                              Strategies Team at Wells Capital Management. Prior to joining Wells Capital
                              Management, she was a senior analyst in the Fixed Income Division of Montgomery
                              Asset Management since 1996. Education: Phi Beta Kappa, B.A., Gettysburg College;
                              M.B.A., Anderson Graduate School of Management, University of California, Los
                              Angeles.
MICHAEL SCHNEIDER, CFA        Mr. Schneider is jointly responsible for managing the Small/Mid Cap Value Fund, which
VT Small/Mid Cap Value Fund   he has managed since 2008. Mr. Schneider serves as a senior research analyst and co-portfolio manager for the Value Equity team at Wells Capital Management. Prior to joining Wells Capital Management, Mr. Schneider worked as a research analyst at
                              Gabelli & Co., Standard & Poor's, and R.L Renck & Co., Inc. Education: B.A., Finance, St.
                              John's University; M.B.A., Business Administration, Columbia Business School.
WILLIAM STEVENS               Mr. Stevens is jointly responsible for managing the VT Total Return Bond Fund, which
VT Total Return Bond Fund     he has managed since 2003. Mr. Stevens joined Wells Capital Management in 2003 as chief fixed income officer and senior managing director. He currently serves as senior portfolio manager and co-head of the Montgomery Fixed Income Investment
                              Strategies Team. Prior to joining Wells Capital Management, Mr. Stevens was president and chief investment officer of Montgomery Asset Management, with oversight responsibility for all investment related activities, as well as co-head and founder of
                              Montgomery's Fixed Income Division since 1992. Education: B.A., Economics, Wesleyan
                              University; M.B.A., Harvard Business School.
ROBERT M. THORNBURG           Mr. Thornburg is jointly responsible for managing the VT Equity Income Fund, which he
VT Equity Income Fund         has managed since 2006. Mr. Thornburg joined Wells Capital Management in 2001, where he has served as a senior equity analyst and portfolio manager for the Premier
                              Value team, providing investment management services for the mutual fund, institutional clients, including retirement plans, foundations, endowments, and corporate portfolios. Education: B.A., Finance, University of Montana.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 63

--------------------------------------------------------------------------------
INVESTMENT TEAM SENIOR ADVISOR



RICHARD T. WEISS      As senior team advisor for the VT Opportunity Fund, Mr. Weiss contributes certain
VT Opportunity Fund   specific investment capabilities to the VT Opportunity Fund. Although Mr. Weiss is no
                      longer a portfolio manager for the Fund, Mr. Weiss' present role as senior team adviser is focused on contributing investment ideas and strategy for the Fund. As senior advisor to the Core Equity Team at Wells Capital Management, he also provides similar capabilities to the Wells Capital Management investment team as a whole. Mr. Weiss previously managed the VT Opportunity Fund and its predecessor from 1991 until early 2008. From 2001 through 2008, he shared that responsibility with Ms. Miletti, who is now lead portfolio manager for the Fund. Mr. Weiss joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager with Strong Capital Management (SCM) since 1991, and Vice
                      Chairman of Strong Financial Corporation, SCM's parent corporation, since 2001. Prior to joining SCM he was a partner with Stein Roe & Farnham, where he began his investment career as a research analyst in 1975. Education: B.S., Business Adminis-
                      tration, University of Southern California; M.B.A., Business Administration, Harvard
                      Graduate School of Business Administration.


 64 ORGANIZATION AND MANAGEMENT OF THE FUNDS

DORMANT MULTI-MANAGER STRUCTURE
The Board has adopted a "multi-manager" structure for the VT Discovery Fund, VT Opportunity Fund and VT Small/Mid Cap Value Fund. Under this structure, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

THE ADMINISTRATOR
Funds Management provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to WFVT's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund's business.


THE TRANSFER AGENT
Boston Financial Data Services, Inc. (BFDS) provides transfer agency and distribution disbursing services to the Funds.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 65

INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

Shares of WFVT are not offered directly to the general public. The Trust currently offers its Fund shares to separate accounts of various life insurance companies as funding vehicles for certain VA Contracts and VLI Policies (variable contracts) issued through the separate accounts by such life insurance companies. Many of the separate accounts are registered as investment companies with the SEC. When shares of WFVT are offered as a funding vehicle for variable contracts issued through such a separate account, a separate prospectus describing the separate account and the variable contracts being offered through it will accompany this prospectus. When WFVT offers Fund shares as funding vehicles for variable contracts issued through a separate account that is not registered as an investment company, a separate disclosure document (rather than a prospectus) describing the separate account and the variable contracts being offered through it will accompany this prospectus. In the future, WFVT may offer its Fund shares directly to qualified pension and retirement plans.

WFVT has entered into an agreement with the life insurance company sponsor of each separate account (a participation agreement) setting forth the terms and conditions pursuant to which the insurer will purchase and redeem shares of the Funds. In the event that WFVT offers shares of one or more Funds to a qualified pension or retirement plan, it likely will enter into a similar participation agreement. The discussion that follows reflects the terms of WFVT's current participation agreements (which do not differ materially from one another).

Shares of the Funds are sold in a continuous offering to the separate accounts to support the variable contracts. Net purchase payments under the variable contracts are placed in one or more sub-accounts of the separate accounts and the assets of each such sub-account are invested in the shares of the Fund corresponding to that sub-account. The separate accounts purchase and redeem shares of the Funds for their sub-accounts at each share's NAV without sales or redemption charges.

For each day on which a Fund's net asset value is calculated, the separate accounts transmit to WFVT any orders to purchase or redeem shares of the Fund based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners that have been processed on that day. The separate account purchases and redeems shares of each Fund at the Fund's NAV per share calculated as of that day (I.E., the day the separate account processes contract owner transactions), although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of a proper redemption order, except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations.

POTENTIAL FOR CONFLICT OF INTEREST
A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners, or between the interests of owners of variable contracts issued by different insurance companies or through different separate accounts. A potential for certain conflicts exists between the interests of variable contract owners and participants in a qualified pension or retirement plan that might invest in the Funds. To the extent that such classes of investors are invested in the same Fund when a conflict of interest arises that might involve the Fund, one or more such classes of investors could be disadvantaged. WFVT currently does not foresee any such disadvantage to owners of variable contracts. Nonetheless, the Board of Trustees of WFVT will monitor the Funds for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determined to exist, then each life insurance company sponsoring a separate account investing the Fund will, to the extent reasonably practicable, take such action as is necessary to remedy the conflict or eliminate the conflict as it affects owners of variable contracts it has issued. If such a conflict were to occur in connection with a Fund, one or more insurance companies might be required to withdraw the investments of one or more of its separate accounts from the Fund or to substitute shares of another mutual fund (including another Fund) for those it holds of the Fund. This might force the Fund to sell portfolio securities at a disadvantageous price.

 66 INVESTING IN THE FUNDS

HOW YOUR VOTE WOULD COUNT
With regard to Fund matters for which the 1940 Act requires a shareholder vote, life insurance companies sponsoring a separate account holding shares of a Fund vote such shares in accordance with instructions received from owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that separate account. Each share has one vote and votes are counted on an aggregate basis except as to matters where the interests of the Funds differ (such as approval of an investment advisory agreement or a change in a Fund's fundamental policies). In such a case, the voting is on a Fund-by-Fund basis. Fractional shares are counted. Shares held by a separate account for which no instructions are received are voted by the insurance company sponsor of the account, for or against any propositions, or in abstention, in the same proportion as the shares for which instructions have been received. Due to proportional voting, the disposition of a particular proposition could be determined by a small number of contract owners.

INVESTING IN THE VT MONEY MARKET FUND
Assuming the purchase amount is received by the Fund's custodian no later than the close of the Federal Funds Wire, which is normally 6:00 p.m. (ET), dividends will accrue as follows:

 IF PURCHASE ORDER IS
  RECEIVED:                  DIVIDENDS BEGIN TO ACCRUE:

  VT Money Market Fund
  . By 12:00 p.m. (ET)       Same Business Day
  . After 12:00 p.m. (ET)    Next Business Day

REDEMPTIONS - If the redemption request is received by the Fund's custodian no later than the close of the Federal Funds Wire, dividends will accrue as follows:

 WIRE REDEMPTION REQUESTS
  RECEIVED:                 PROCEEDS WIRED                 DIVIDENDS
---------                  ------------------------------ ------------------------------
 VT Money Market Fund
 . By 12:00 p.m. (ET)       Same Business Day              Not earned on day of request
 . After 12:00 p.m. (ET)    Next Business Day              Earned on day of request
-------------------------- ------------------------------ ------------------------------

                                                       INVESTING IN THE FUNDS 67

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). If the markets close early, the VT Money Market Fund may close early and may value its shares at earlier times under these circumstances. To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.


With respect to any portion of a Fund's assets invested directly in securities, each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

The VT Money Market Fund's assets are valued using the amortized cost method, in accordance with Rule 2a-7 under the 1940 Act. See the Statement of Additional Information for further disclosure.

 68 PRICING FUND SHARES

DISTRIBUTION PLAN
We have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for each Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses, annual and semi-annual reports, and other materials to prospective beneficial owners of the Fund's shares, and the payment of compensation to Participating Insurance Companies. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets. These fees are paid out of the Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of insurance costs.


                                                          PRICING FUND SHARES 69

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------



In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.


 70 COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
--------------------------------------------------------------------------------

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing excessive trading risks. However, money market Funds, which are typically utilized by investors for cash management purposes and invest in highly liquid securities, are not as susceptible to these negative effects as non-money market Funds. Moreover, because all money market Funds typically maintain a $1.00 net asset value (NAV), there is no significant financial incentive for an investor to attempt to market time investments into a money market Fund.


The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund's policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, Funds Management takes steps to avoid accommodating frequent purchases and redemptions of shares by contract owners. With the exception of the VT Money Market Fund, Funds Management monitors available contract owner trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of a contract owner who completes a purchase and redemption in a Fund within 30 calendar days. Such contract owner will be precluded from investing in the Fund for a period of 30 calendar days.

Excessive trading may give rise to conflicts of interest between owners of different types of variable contracts and/or owners of variable contracts issued by different insurance companies that offer the Funds as investment options under their contracts.

An insurance company sponsor through whom variable contract owners may purchase shares of a Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, an insurance company may on its own limit or permit trading activity of its variable contract owners that invest in Fund shares using standards different from the standards used by the Fund and discussed in this prospectus. A Fund may permit an insurance company to enforce its own internal policies and procedures concerning frequent trading in instances where the Fund reasonably believes that the company's policies and procedures effectively discourage disruptive trading activity. If a variable contract owner purchases Fund shares through an insurance company sponsor, it should contact the company for more information about whether and how restrictions or limitations on trading activity will be applied to the separate account.


                            FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES 71

DISTRIBUTIONS
--------------------------------------------------------------------------------

Each Fund is treated separately in determining the amounts of distributions of any net investment income and realized net capital gains payable to its shareholders. A distribution is automatically reinvested on the payment date in additional Fund shares at NAV or paid in cash at the election of the Participating Insurance Company.

The VT Total Return Bond Fund and VT Money Market Fund declare distributions of any net investment income daily and make them monthly. The VT Asset Allocation, VT Equity Income and VT C&B Large Cap Value Funds declare and make distributions of any net investment income quarterly. All other Funds declare and make distributions of any net investment income annually. The Funds make any realized net capital gain distributions at least annually.

TAXES
--------------------------------------------------------------------------------

For federal income tax purposes, each Fund is treated as a separate entity. Each Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, and will meet certain diversification requirements applicable to mutual funds underlying variable contracts. By so qualifying, each Fund expects to have little or no liability for federal income taxes by distributing substantially all of its net investment income and net realized capital gains to the separate accounts each year.

Since the separate accounts are the only shareholders of WFVT, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of variable contracts, see the accompanying contract prospectus or disclosure document.

 72 TAXES

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following tables are intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period. The information, along with the report of an independent registered public accounting firm and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.


VT ASSET ALLOCATION FUND
COMMENCED ON APRIL 15, 1994
For a share outstanding throughout each period


                                    DEC. 31,         DEC. 31,         DEC. 31,         DEC. 31,         DEC. 31,
 FOR THE PERIOD ENDED:               2007             2006             2005             2004             2003
 NET ASSET VALUE, BEGINNING
OF
PERIOD                               $14.13           $13.05           $12.97           $12.51           $10.41
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income                0.34             0.31             0.27             0.26             0.18
  (loss)
  Net realized and
unrealized gain
   (loss) on investments               0.73             1.23             0.37             0.86             2.10
                                   --------         --------         --------         --------         --------
  Total from investment
   operations                          1.07             1.54             0.64             1.12             2.28
                                   --------         --------         --------         --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.33)           (0.31)           (0.27)           (0.26)           (0.18)
  Distributions from net
realized
   gain                               (0.23)           (0.15)           (0.29)           (0.40)            0.00
                                   --------         --------         --------         --------         --------
  Total distributions                 (0.56)           (0.46)           (0.56)           (0.66)           (0.18)
                                   --------         --------         --------         --------         --------
 NET ASSET VALUE, END OF             $14.64           $14.13           $13.05           $12.97           $12.51
                                   ========         ========         ========         ========         ========
  PERIOD
 TOTAL RETURN/1/                       7.60%           12.14%            4.99%            9.34%           22.09%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period         $254,054         $288,387         $309,673         $326,374         $290,723
  (000s)
  Ratio of net investment
income
   (loss) to average net               2.26%            2.27%            2.06%            2.08%            1.64%
  assets/2/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/2,3/                       1.02%            1.02%            1.04%            1.02%            1.02%
  Waived fees and reimbursed
   expenses/2,3/                      (0.02)%          (0.02)%          (0.04)%          (0.02)%          (0.02)%
  Ratio of expenses to
average
   net assets/2,3/                     1.00%            1.00%            1.00%            1.00%            1.00%
  Portfolio turnover rate/4/             25%              12%               2%               5%               7%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.

2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3    These ratios do not include expenses from the Underlying Funds.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


                                                         FINANCIAL HIGHLIGHTS 73

VT C&B LARGE CAP VALUE FUND
COMMENCED ON MAY 1, 1998
For a share outstanding throughout each period


                                     DEC. 31,          DEC. 31,        DEC. 31,        DEC. 31,        DEC. 31,
 FOR THE PERIOD ENDED:                2007              2006            2005            2004            2003
 NET ASSET VALUE, BEGINNING
OF
PERIOD                                $11.24             $9.34           $9.13           $8.34           $6.75
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income                 0.13              0.15            0.07            0.14            0.12
  (loss)
  Net realized and
unrealized gain
   (loss) on investments               (0.26)             1.90            0.21            0.79            1.59
                                    --------           -------         -------         -------         -------
  Total from investment
   operations                          (0.13)             2.05            0.28            0.93            1.71
                                    --------           -------         -------         -------         -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.12)            (0.15)          (0.07)          (0.14)          (0.12)
  Distributions from net
realized
   gain                                 0.00              0.00            0.00            0.00            0.00
                                    --------           -------         -------         -------         -------
  Total distributions                  (0.12)            (0.15)          (0.07)          (0.14)          (0.12)
                                    --------           -------         -------         -------         -------
 NET ASSET VALUE, END OF              $10.99            $11.24           $9.34           $9.13           $8.34
                                    ========          ========         =======         =======         =======
  PERIOD
 TOTAL RETURN/1/                       (1.17)%           22.12%           3.11%          11.22%          25.57%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period          $30,467           $32,169         $28,664         $30,287         $29,482
  (000s)
  Ratio of net investment
income
   (loss) to average net                1.11%             1.44%           0.76%           1.58%           1.62%
  assets/2/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/2,3/                        1.17%             1.17%           1.17%           1.19%           1.20%
  Waived fees and reimbursed
   expenses/2,3/                       (0.17)%           (0.17)%         (0.17)%         (0.19)%         (0.20)%
  Ratio of expenses to
average
   net assets/2,3/                      1.00%             1.00%           1.00%           1.00%           1.00%
  Portfolio turnover rate/4/              35%               30%            106%             16%             20%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.

2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3    These ratios do not include expenses from the Underlying Funds.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


 74 FINANCIAL HIGHLIGHTS

VT DISCOVERY FUND
COMMENCED ON MAY 8, 1992
For a share outstanding throughout each period


                                     DEC. 31,          DEC. 31,          DEC. 31,         DEC. 31,         DEC. 31,
 FOR THE PERIOD ENDED:                2007              2006              2005             2004             2003
 NET ASSET VALUE, BEGINNING
OF
PERIOD                                $16.44            $14.34            $14.65           $12.66            $9.08
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income                (0.15)            (0.13)            (0.09)           (0.13)           (0.04)
  (loss)
  Net realized and
unrealized gain
   (loss) on investments                3.82              2.23              1.09             2.12             3.62
                                    --------          --------          --------         --------          -------
  Total from investment
   operations                           3.67              2.10              1.00             1.99             3.58
                                    --------          --------          --------         --------          -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    0.00              0.00              0.00             0.00             0.00
  Distributions from net
realized
   gain                                 0.00              0.00             (1.31)            0.00             0.00
                                    --------          --------          --------         --------          -------
  Total distributions                   0.00              0.00             (1.31)            0.00             0.00
                                    --------          --------          --------         --------          -------
 NET ASSET VALUE, END OF              $20.11            $16.44            $14.34           $14.65           $12.66
                                    ========          ========          ========         ========         ========
  PERIOD
 TOTAL RETURN/1/                       22.32%            14.64%             8.27%           15.72%           39.43%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period          $238,894          $233,947          $250,275         $93,048          $94,115
  (000s)
  Ratio of net investment
income
   (loss) to average net               (0.72)%           (0.76)%           (0.76)%          (0.92)%          (0.36)%
  assets/2/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/2,3/                        1.21%             1.21%             1.26%            1.23%            1.24%
  Waived fees and reimbursed
   expenses/2,3/                       (0.06)%           (0.06)%           (0.08)%          (0.04)%          (0.11)%
  Ratio of expenses to
average
   net assets/2,3/                      1.15%             1.15%             1.18%            1.19%            1.13%
  Portfolio turnover rate/4/             135%              114%              144%             168%             293%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.

2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3    These ratios do not include expenses from the Underlying Funds.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


                                                         FINANCIAL HIGHLIGHTS 75

VT EQUITY INCOME FUND
COMMENCED ON MAY 6, 1996
For a share outstanding throughout each period


                                    DEC. 31,        DEC. 31,         DEC. 31,         DEC. 31,         DEC. 31,
 FOR THE PERIOD ENDED:               2007            2006             2005             2004             2003
 NET ASSET VALUE, BEGINNING
OF
PERIOD                               $19.75          $16.96           $16.33           $14.93            $12.32
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income                0.30            0.28             0.24             0.24              0.21
  (loss)
  Net realized and
unrealized gain
   (loss) on investments               0.33            2.83             0.63             1.40              2.95
                                   --------        --------         --------         --------          --------
  Total from investment
   operations                          0.63            3.11             0.87             1.64              3.16
                                   --------        --------         --------         --------          --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.30)          (0.28)           (0.24)           (0.24)            (0.21)
  Distributions from net
realized
   gain                               (1.34)          (0.04)            0.00             0.00             (0.34)
                                   --------        --------         --------         --------          --------
  Total distributions                 (1.64)          (0.32)           (0.24)           (0.24)            (0.55)
                                   --------        --------         --------         --------          --------
 NET ASSET VALUE, END OF             $18.74          $19.75           $16.96           $16.33            $14.93
                                   ========        ========         ========         ========          ========
  PERIOD
 TOTAL RETURN/1/                       2.80%          18.55%            5.38%           11.08%            26.21%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period         $94,097         $116,232         $114,375         $120,138         $103,157
  (000s)
  Ratio of net investment
income
   (loss) to average net               1.49%           1.53%            1.43%            1.59%             1.59%
  assets/2/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/2,3/                       1.05%           1.04%            1.05%            1.03%             1.06%
  Waived fees and reimbursed
   expenses/2,3/                      (0.05)%         (0.04)%          (0.05)%          (0.03)%           (0.06)
  Ratio of expenses to
average
   net assets/2,3/                     1.00%           1.00%            1.00%            1.00%             1.00%
  Portfolio turnover rate/4/             20%             14%              23%              13%               15%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.

2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3    These ratios do not include expenses from the Underlying Funds.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


 76 FINANCIAL HIGHLIGHTS

VT INTERNATIONAL CORE FUND
COMMENCED ON JULY 3, 2000
For a share outstanding throughout each period


                                    DEC. 31,        DEC. 31,        DEC. 31,        DEC. 31,        DEC. 31,
 FOR THE PERIOD ENDED:               2007            2006            2005            2004            2003
 NET ASSET VALUE, BEGINNING
OF
PERIOD                                $9.87           $8.66           $8.27           $7.56           $5.77
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income                0.17            0.18            0.13            0.06            0.02
  (loss)
  Net realized and
unrealized gain
   (loss) on investments               1.10            1.56            0.64            0.67            1.79
                                    -------         -------         -------         -------         -------
  Total from investment
   operations                          1.27            1.74            0.77            0.73            1.81
                                    -------         -------         -------         -------         -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   0.00           (0.16)          (0.16)          (0.02)          (0.02)
  Distributions from net
realized
   gain                               (0.78)          (0.37)          (0.22)           0.00            0.00
                                    -------         -------         -------         -------         -------
  Total distributions                 (0.78)          (0.53)          (0.38)          (0.02)          (0.02)
                                    -------         -------         -------         -------         -------
 NET ASSET VALUE, END OF             $10.36           $9.87           $8.66           $8.27           $7.56
                                   ========         =======         =======         =======         =======
  PERIOD
 TOTAL RETURN/1/                      12.67%          20.81%           9.67%           9.63%          31.46%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period         $44,470         $44,317         $39,602         $35,071         $22,033
  (000s)
  Ratio of net investment
income
   (loss) to average net               1.57%           1.85%           1.61%           0.87%           0.69%
  assets/2/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/2,3/                       1.44%           1.43%           1.41%           1.42%           1.59%
  Waived fees and reimbursed
   expenses/2,3/                      (0.44)%         (0.43)%         (0.41)%         (0.42)%         (0.59)%
  Ratio of expenses to
average
   net assets/2,3/                     1.00%           1.00%           1.00%           1.00%           1.00%
  Portfolio turnover rate/4/             65%             43%             53%            115%             90%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.

2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3    These ratios do not include expenses from the Underlying Funds.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


                                                         FINANCIAL HIGHLIGHTS 77

VT LARGE COMPANY CORE FUND
COMMENCED ON APRIL 12, 1994
For a share outstanding throughout each period


                                    DEC. 31,        DEC. 31,         DEC. 31,          DEC. 31,         DEC. 31,
 FOR THE PERIOD ENDED:               2007            2006             2005              2004             2003
 NET ASSET VALUE, BEGINNING
OF
PERIOD                               $15.59          $13.58           $13.97            $12.89           $10.43
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income                0.14            0.10             0.08              0.00            (0.05)
  (loss)
  Net realized and
unrealized gain
   (loss) on investments               0.23            2.01            (0.39)             1.08             2.51
                                   --------        --------         --------          --------         --------
  Total from investment
   operations                          0.37            2.11            (0.31)             1.08             2.46
                                   --------        --------         --------          --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   0.00           (0.10)           (0.08)             0.00             0.00
  Distributions from net
realized
   gain                                0.00            0.00             0.00              0.00             0.00
                                   --------        --------         --------          --------         --------
  Total distributions                  0.00           (0.10)           (0.08)             0.00             0.00
                                   --------        --------         --------          --------         --------
 NET ASSET VALUE, END OF             $15.96          $15.59           $13.58            $13.97           $12.89
                                   ========        ========         ========          ========         ========
  PERIOD
 TOTAL RETURN/1/                       2.37%          15.57%           (2.24)%            8.38%           23.59%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period         $20,141         $25,349          $28,460           $38,055          $43,384
  (000s)
  Ratio of net investment
income
   (loss) to average net               0.76%           0.64%            0.49%            (0.03)%          (0.44)%
  assets/2/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/2,3/                       1.22%           1.19%            1.13%             1.13%            1.13%
  Waived fees and reimbursed
   expenses/2,3/                      (0.22)%         (0.19)%          (0.13)%           (0.13)%          (0.13)%
  Ratio of expenses to
average
   net assets/2,3/                     1.00%           1.00%            1.00%             1.00%            1.00%
  Portfolio turnover rate/4/             42%             19%             112%               45%              58%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.

2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3    These ratios do not include expenses from the Underlying Funds.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


 78 FINANCIAL HIGHLIGHTS

VT LARGE COMPANY GROWTH FUND
COMMENCED ON SEPTEMBER 20, 1999
For a share outstanding throughout each period


                                    DEC. 31,         DEC. 31,          DEC. 31,         DEC. 31,         DEC. 31,
 FOR THE PERIOD ENDED:               2007             2006              2005             2004             2003
 NET ASSET VALUE, BEGINNING
OF
PERIOD                                $9.59            $9.37             $8.88            $8.60            $6.81
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income                0.02            (0.02)            (0.02)            0.02            (0.03)
  (loss)
  Net realized and
unrealized gain
   (loss) on investments               0.71             0.24              0.53             0.26             1.82
                                    -------          -------           -------          -------          -------
  Total from investment
   operations                          0.73             0.22              0.51             0.28             1.79
                                    -------          -------           -------          -------          -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   0.00             0.00             (0.02)            0.00             0.00
  Distributions from net
realized
   gain                                0.00             0.00              0.00             0.00             0.00
                                    -------          -------           -------          -------          -------
  Total distributions                  0.00             0.00             (0.02)            0.00             0.00
                                    -------          -------           -------          -------          -------
 NET ASSET VALUE, END OF             $10.32            $9.59             $9.37            $8.88            $8.60
                                   ========          =======           =======          =======          =======
  PERIOD
 TOTAL RETURN/1/                       7.61%            2.35%             5.70%            3.26%           26.28%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period         $99,065          $108,621          $116,003         $107,229         $96,802
  (000s)
  Ratio of net investment
income
   (loss) to average net               0.19%           (0.16)%           (0.21)%           0.18%           (0.46)%
  assets/2/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/2,3/                       1.05%            1.04%             1.05%            1.05%            1.06%
  Waived fees and reimbursed
   expenses/2,3/                      (0.05)%          (0.04)%           (0.05)%          (0.05)%          (0.06)%
  Ratio of expenses to
average
   net assets/2,3/                     1.00%            1.00%             1.00%            1.00%            1.00%
  Portfolio turnover rate/4/             10%              12%               11%              15%              10%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.

2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3    These ratios do not include expenses from the Underlying Funds.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


                                                         FINANCIAL HIGHLIGHTS 79

VT MONEY MARKET FUND
COMMENCED ON MAY 19, 1994
For a share outstanding throughout each period


                                    DEC. 31,        DEC. 31,        DEC. 31,        DEC. 31,        DEC. 31,
 FOR THE PERIOD ENDED:               2007            2006            2005            2004            2003
 NET ASSET VALUE, BEGINNING
OF
PERIOD                              $1.00           $1.00           $1.00           $1.00           $1.00
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income              0.05            0.04            0.03            0.01            0.01
  (loss)
  Net realized and
unrealized gain
   (loss) on investments             0.00            0.00            0.00            0.00            0.00
                                  --------        --------        --------        --------        --------
  Total from investment
   operations                        0.05            0.04            0.03            0.01            0.01
                                  --------        --------        --------        --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                (0.05)          (0.04)          (0.03)          (0.01)          (0.01)
  Distributions from net
realized
   gain                              0.00            0.00            0.00            0.00            0.00
                                  --------        --------        --------        --------        --------
  Total distributions               (0.05)          (0.04)          (0.03)          (0.01)          (0.01)
                                  --------        --------        --------        --------        --------
 NET ASSET VALUE, END OF            $1.00           $1.00           $1.00           $1.00           $1.00
                                  ========        ========        ========        ========        ========
  PERIOD
 TOTAL RETURN/1/                     4.68%           4.41%           2.55%           0.70%           0.50%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period        $50,603         $52,499         $55,504         $58,738         $81,583
  (000s)
  Ratio of net investment
income
   (loss) to average net             4.56%           4.33%           2.53%           0.68%           0.51%
  assets/2/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/2,3/                     0.84%           0.82%           0.82%           0.87%           0.89%
  Waived fees and reimbursed
   expenses/2,3/                    (0.09)%         (0.07)%         (0.07)%         (0.12)%         (0.14)%
  Ratio of expenses to
average
   net assets/2,3/                   0.75%           0.75%           0.75%           0.75%           0.75%
  Portfolio turnover rate             N/A             N/A             N/A             N/A             N/A



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.

2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3    These ratios do not include expenses from the Underlying Funds.

 80 FINANCIAL HIGHLIGHTS

VT OPPORTUNITY FUND
COMMENCED ON MAY 8, 1992
For a share outstanding throughout each period


                                    DEC. 31,         DEC. 31,           DEC. 31,            DEC. 31,           DEC. 31,
 FOR THE PERIOD ENDED:               2007             2006               2005                2004               2003
 NET ASSET VALUE, BEGINNING
OF
PERIOD                               $24.02           $24.22              $22.45              $18.99             $13.87
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income                0.21             0.13               (0.02)              (0.05)             (0.02)
  (loss)
  Net realized and
unrealized gain
   (loss) on investments               1.60             2.43                1.79                3.51               5.15
                                   --------         --------            --------            --------           --------
  Total from investment
   operations                          1.81             2.56                1.77                3.46               5.13
                                   --------         --------            --------            --------           --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.16)            0.00                0.00                0.00              (0.01)
  Distributions from net
realized
   gain                               (3.64)           (2.76)               0.00                0.00               0.00
                                   --------         --------            --------            --------           --------
  Total distributions                 (3.80)           (2.76)               0.00                0.00              (0.01)
                                   --------         --------            --------            --------           --------
 NET ASSET VALUE, END OF             $22.03           $24.02              $24.22              $22.45             $18.99
                                   ========         ========            ========            ========           ========
  PERIOD
 TOTAL RETURN/1/                       6.63%           12.22%               7.88%              18.22%             37.01%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period         $779,286         $897,047          $1,004,763          $1,019,885         $1,021,895
  (000s)
  Ratio of net investment
income
   (loss) to average net               0.74%            0.48%              (0.06)%             (0.22)%            (0.13)%
  assets/2/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/2,3/                       1.19%            1.18%               1.32%               1.41%              1.40%
  Waived fees and reimbursed
   expenses/2,3/                      (0.12)%          (0.11)%             (0.21)%             (0.35)%            (0.31)%
  Ratio of expenses to
average
   net assets/2,3/                     1.07%            1.07%               1.11%               1.06%              1.09%
  Portfolio turnover rate/4/             64%              41%                 41%                 40%                56%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.

2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3    These ratios do not include expenses from the Underlying Funds.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


                                                         FINANCIAL HIGHLIGHTS 81

VT SMALL CAP GROWTH FUND
COMMENCED ON MAY 1, 1995
For a share outstanding throughout each period


                                    DEC. 31,         DEC. 31,         DEC. 31,         DEC. 31,         DEC. 31,
 FOR THE PERIOD ENDED:               2007             2006             2005             2004             2003
 NET ASSET VALUE, BEGINNING
OF
PERIOD                                $9.96            $8.34            $7.85            $6.90            $4.85
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income               (0.07)           (0.09)           (0.08)           (0.06)           (0.04)
  (loss)
  Net realized and
unrealized gain
   (loss) on investments               1.52             1.94             0.57             1.01             2.09
                                    -------          -------          -------          -------          -------
  Total from investment
   operations                          1.45             1.85             0.49             0.95             2.05
                                    -------          -------          -------          -------          -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   0.00             0.00             0.00             0.00             0.00
  Distributions from net
realized
   gain                               (1.72)           (0.23)            0.00             0.00             0.00
                                    -------          -------          -------          -------          -------
  Total distributions                 (1.72)           (0.23)            0.00             0.00             0.00
                                    -------          -------          -------          -------          -------
 NET ASSET VALUE, END OF              $9.69            $9.96            $8.34            $7.85            $6.90
                                    =======          =======          =======          =======          =======
  PERIOD
 TOTAL RETURN/1/                      13.81%           22.75%            6.24%           13.77%           42.27%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period         $221,394         $190,516         $167,033         $180,230         $138,151
  (000s)
  Ratio of net investment
income
   (loss) to average net              (0.73)%          (0.98)%          (0.99)%          (0.91)%          (0.91)%
  assets/2/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/2,3/                       1.22%            1.23%            1.24%            1.24%            1.25%
  Waived fees and reimbursed
   expenses/2,3/                      (0.02)           (0.03)           (0.04)           (0.04)           (0.05)
  Ratio of expenses to
average
   net assets/2,3/                     1.20%            1.20%            1.20%            1.20%            1.20%
  Portfolio turnover rate/4/            121%             135%             128%             175%             191%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.

2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3    These ratios do not include expenses from the Underlying Funds.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


 82 FINANCIAL HIGHLIGHTS

VT SMALL/MID CAP VALUE FUND/4/
COMMENCED ON OCTOBER 10, 1997
For a share outstanding throughout each period


                                     DEC. 31,          DEC. 31,         DEC. 31,         DEC. 31,         DEC. 31,
 FOR THE PERIOD ENDED:                2007              2006             2005             2004             2003
 NET ASSET VALUE, BEGINNING
OF
PERIOD                                $13.22            $13.66           $11.77           $10.08            $7.29
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income                (0.04)            (0.03)           (0.06)           (0.03)           (0.00)
  (loss)
  Net realized and
unrealized gain
   (loss) on investments                0.21              1.84             2.00             1.72             2.80
                                    --------          --------         --------         --------          -------
  Total from investment
   operations                           0.17              1.81             1.94             1.69             2.80
                                    --------          --------         --------         --------          -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    0.00              0.00            (0.05)            0.00            (0.01)
  Distributions from net
realized
   gain                                (2.31)            (2.25)            0.00             0.00             0.00
                                    --------          --------         --------         --------          -------
  Total distributions                  (2.31)            (2.25)           (0.05)            0.00            (0.01)
                                    --------          --------         --------         --------          -------
 NET ASSET VALUE, END OF              $11.08            $13.22           $13.66           $11.77           $10.08
                                    ========          ========         ========         ========         ========
  PERIOD
 TOTAL RETURN/1/                       (0.32)%           15.29%           16.50%           16.77%           38.39%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period          $17,527           $23,462          $23,889          $25,989          $27,713
  (000s)
  Ratio of net investment
income
   (loss) to average net               (0.31)%           (0.23)%          (0.49)%          (0.29)%          (0.07)%
  assets/2/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/2,3/                        1.51%             1.46%            1.48%            1.49%            1.61%
  Waived fees and reimbursed
   expenses/2,3/                       (0.37)%           (0.32)%          (0.33)%          (0.37)%          (0.48)%
  Ratio of expenses to
average
   net assets/2,3/                      1.14%             1.14%            1.15%            1.12%            1.13%
  Portfolio turnover rate/5/              60%               81%             112%              72%              71%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.

2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3    These ratios do not include expenses from the Underlying Funds.
4 The Fund, formerly named the Multi Cap Value Fund, changed its name in 2006.

5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


                                                         FINANCIAL HIGHLIGHTS 83

VT TOTAL RETURN BOND FUND
COMMENCED ON SEPTEMBER 20, 1999
For a share outstanding throughout each period


                                      DEC. 31,            DEC. 31,          DEC. 31,        DEC. 31,        DEC. 31,
 FOR THE PERIOD ENDED:                 2007                2006              2005            2004            2003
 NET ASSET VALUE, BEGINNING
OF
PERIOD                                 $9.81               $9.86             $10.08          $10.66          $10.38
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income                 0.45                0.43               0.36            0.34            0.45
  (loss)
  Net realized and
unrealized gain
   (loss) on investments                0.13               (0.05)             (0.17)           0.10            0.41
                                     -------             -------           --------        --------        --------
  Total from investment
   operations                           0.58                0.38               0.19            0.44            0.86
                                     -------             -------           --------        --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.45)              (0.43)             (0.37)          (0.34)          (0.45)
  Distributions from net
realized
   gain                                 0.00                0.00              (0.04)          (0.68)          (0.13)
                                     -------             -------           --------        --------        --------
  Total distributions                  (0.45)              (0.43)             (0.41)          (1.02)          (0.58)
                                     -------             -------           --------        --------        --------
 NET ASSET VALUE, END OF               $9.94               $9.81              $9.86          $10.08          $10.66
                                     =======             =======           ========        ========        ========
  PERIOD
 TOTAL RETURN/1/                        6.08%               3.92%              1.90%           4.39%           8.40%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period           $129,098            $116,449          $85,445         $76,683         $70,988
  (000s)
  Ratio of net investment
income
   (loss) to average net                4.58%               4.36%              3.58%           3.34%           4.17%
  assets/2/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/2,3/                        0.94%               0.95%              0.96%           0.96%           0.97%
  Waived fees and reimbursed
   expenses/2,3/                       (0.04)%             (0.05)%            (0.06)%         (0.06)%         (0.07)%
  Ratio of expenses to
average
   net assets/2,3/                      0.90%               0.90%              0.90%           0.90%           0.90%
  Portfolio turnover rate/4/             580%/5/             662%/6/            714%            773%            619%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.

2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3    These ratios do not include expenses from the Underlying Funds.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
5    Portfolio turnover ratio excluding TBAs is 309%.

6    Portfolio turnover ratio excluding TBAs is 337%.^

 84 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section 100 "F" Street, NE Washington, DC 20549-0102 publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                              058VTF/P1410 05-08
                                                          ICA Reg. No. 811-09255
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                   MAY 1, 2008


                                   Prospectus


WELLS FARGO ADVANTAGE FUNDS (Reg. TM) - VARIABLE TRUST


VT Asset Allocation Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUND

INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information                         3
VT Asset Allocation Fund                     4
Description of Principal Investment Risks    8
Portfolio Holdings Information              10



--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE FUND

INFORMATION ABOUT THE FUND'S ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY



Organization and Management of the Fund   11
About Wells Fargo Variable Trust          11
The Investment Adviser                    11
The Sub-Adviser and Portfolio Managers    12
Dormant Multi-Manager Arrangement         13



--------------------------------------------------------------------------------


YOUR ACCOUNT

INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES



Investing in the Fund                                      14
Pricing Fund Shares                                        16
Compensation to Dealers and Shareholder Servicing Agents   17
Frequent Purchases and Redemptions of Fund Shares          18



--------------------------------------------------------------------------------

OTHER INFORMATION

INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions           19
Taxes                   19
Financial Highlights    20

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.


The Fund is distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about a Fund within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.


In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Fund's other service providers. "You" refers to the contract holder or potential investor.


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

..    what the Fund is trying to achieve; and

..    how we intend to invest your money.

This section also provides a summary of the Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS


This section lists the principal risk factors for the Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in the Fund.


                                                          KEY FUND INFORMATION 3

VT ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Galen G. Blomster, CFA
Gregory T. Genung, CFA
Jeffrey P. Mellas

FUND INCEPTION:
4/15/1994

INVESTMENT OBJECTIVE
The VT Asset Allocation Fund seeks long-term total return, consisting of capital appreciation and current income.

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENTS

The Fund's "neutral" target allocation is as follows:

..    60% of the Fund's total assets in equity securities; and

..    40% of the Fund's total assets in fixed income securities.

--------------------------------------------------------------------------------

TARGET ALLOCATIONS

                           NEUTRAL              TARGET
                      TARGET ALLOCATION   ALLOCATION RANGES
Equity Styles                60%                35-85%
Fixed Income Styles          40%                15-65%

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The asset classes we invest in are:

..    Equity Securities-We invest a portion of the Fund's assets in common stocks to replicate the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index; and

..    Fixed Income Securities-We invest a portion of the Fund's assets in U.S.
     Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. Bonds in this index have remaining maturities of twenty years or more.

The Fund invests in equity and fixed income securities with an emphasis on equity securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury bonds to replicate the Lehman Brothers 20+ Treasury Index. We seek to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The percentage of Fund assets that we invest in different asset classes may temporarily deviate from the Fund's target allocations due to changes in market values. We may use cash flows or effect transactions to re-establish the target allocations.

4 VT ASSET ALLOCATION FUND

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------

PRINCIPAL RISK FACTORS

The Fund is primarily subject to the risks mentioned below.

     .    Counter-Party Risk
     .    Debt Securities Risk
     .    Derivatives Risk

     .    Index Tracking Risk

     .    Issuer Risk
     .    Leverage Risk

     .    Liquidity Risk
     .    Management Risk
     .    Market Risk
     .    Regulatory Risk
     .    U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                      VT ASSET ALLOCATION FUND 5

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index (or indexes).

Please remember that past performance before and after taxes is no guarantee of future results. The performance for the Fund does not reflect fees charged by variable life insurance policies (VLI Policies) or variable annuity contracts (VA contracts). If it did, returns would be lower.

[GRAPHIC APPEARS HERE]


                           Calendar Year Total Returns
                              as of 12/31 each year
1998     1999    2000    2001     2002      2003     2004    2005    2006     2007
25.26%   9.33%   1.02%   -6.96%   -12.85%   22.09%   9.34%   4.99%   12.14%   7.60%


       BEST AND WORST QUARTER
Best Quarter:    Q4 1998    15.86%
Worst Quarter:   Q3 2002   -12.23%


          The Fund's year-to-date performance through March 31, 2008, was
          -7.78%.



AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2007         1 YEAR   5 YEARS   10 YEARS
   VT ASSET ALLOCATION FUND      7.60%    11.08%     6.61%
   S&P 500 INDEX/ 1,2/           5.49%    12.82%     5.91%
   LEHMAN BROTHERS 20+          10.15%     6.02%     7.32%
   TREASURY INDEX/3/
   ASSET ALLOCATION COMPOSITE    7.49%    10.29%     6.95%
  INDEX/4/


1 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.

2 Standard & Poor's, S&P, S&P 500 Index, Standard & Poor's 500 and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

3 The Lehman Brothers 20+Treasury Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. You cannot invest directly in an index.


4 The Asset Allocation Composite Index is weighted 60% in the S&P 500 Index and 40% in the Lehman Brothers 20+ Treasury Index. You cannot invest directly in an index.


6 VT ASSET ALLOCATION FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES

These tables reflect the various costs and expenses of the Fund and do not reflect fees and charges that may be imposed by VA Contracts or VLI Policies. Such fees would be in addition to the fees and expenses shown here. Please see the prospectuses of the participating insurance companies for more details.

SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales                         None
  charge (load)
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT
  PURCHASE)


ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
   from Fund assets)
   Management Fees/1/         0.55%
   Distribution (12b-1) Fees  0.25%
   Other Expenses/2/          0.23%
   Acquired Fund Fees and     0.01%
   Expenses/3/
   TOTAL ANNUAL FUND          1.04%
   OPERATING EXPENSES/4/
   Fee Waivers                0.03%
   NET EXPENSES/5,6/          1.01%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.55% for the first $500 million; 0.50% for the next $500 million; 0.45% for the next $2 billion; 0.425% for the next $2 billion; and 0.40% for assets over $5 billion.



2 Includes expenses payable to affiliates of Wells Fargo & Company. Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.



3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.

5 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.

6 The adviser has committed through April 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 1.00%. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



 1 Year    $  103
 3 Years   $  328
 5 Years   $  571
10 Years   $1,268


                                                      VT ASSET ALLOCATION FUND 7

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for the Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.



COUNTER-PARTY RISK    When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                      Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                      Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

DEBT SECURITIES RISK  Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                      Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

DERIVATIVES RISK      The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                      For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

INDEX TRACKING RISK   The ability to track an index may be affected by, among other things, transaction costs and shareholder purchases and redemptions.

ISSUER RISK           The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.


8 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

LEVERAGE RISK                Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

LIQUIDITY RISK               A security may not be sold at the time desired or without adversely affecting the price.

MANAGEMENT RISK              We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

MARKET RISK                  The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.

REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

U.S. GOVERNMENT OBLIGATIONS  Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                         be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                             a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                             Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                             agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                             U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                             Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of an Underlying Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.


                                     DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 9

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Fund's Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.


10 PORTFOLIO HOLDINGS INFORMATION

ORGANIZATION AND MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

ABOUT WELLS FARGO VARIABLE TRUST

Wells Fargo Variable Trust (WFVT) was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of WFVT (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy. The Funds are available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of, or "investors" in, the Funds. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. WFVT currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, the Board monitors events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the Participating Insurance Companies. WFVT assumes no responsibility for such prospectuses.

THE INVESTMENT ADVISER


Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Fund. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Fund and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as described in the Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for the Fund is available in the Fund's semi-annual report for the fiscal half-year ended June 30, 2007.

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Fund and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.


For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

                                      ORGANIZATION AND MANAGEMENT OF THE FUND 11

THE SUB-ADVISER AND PORTFOLIO MANAGERS

The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Fund. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Fund. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.
--------------------------------------------------------------------------------

WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Fund. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.


GALEN G. BLOMSTER, CFA     Mr. Blomster is jointly responsible for managing the Asset Allocation Fund, which he
VT Asset Allocation Fund   has managed since 2002, and the Growth Balanced Fund and Moderate Balanced
                           Fund, both of which he has managed since 1989. He joined Wells Capital Management as Vice President and Director of Research from Norwest Investment Management, where he served as a Portfolio Manager until the two firms combined investment advisory services under the Wells Capital Management name in 1999. He briefly retired from Wells Capital Management in April 2007, and rejoined the firm in October 2007 as a Principal and Senior Advisor serving in an advisory capacity on the Quantitative
                           Strategies Team. In this role, Mr. Blomster focuses primarily on research and the maintenance and development of the team's quantitative models. Education: B.S.,
                           Dairy/Food Science and Economics, University of Minnesota; M.S. and Ph.D., Purdue
                           University.

GREGORY T. GENUNG, CFA     Mr. Genung is jointly responsible for managing the VT Asset Allocation Fund, which he
VT Asset Allocation Fund   has managed since 2006. Mr. Genung joined Wells Capital Management in 2001, and has since also managed certain Wells Fargo index mutual funds, private accounts and collective trust funds. Education: B.B.A. Finance, and B.A. equivalency, Economics,
                           University of Minnesota, Duluth.

JEFFREY P. MELLAS          Mr. Mellas is jointly responsible for managing the VT Asset Allocation Fund, which he
VT Asset Allocation Fund   has managed since 2003. Mr. Mellas joined Wells Capital Management in 2003 as
                           Managing Director of Quantitative Asset Management and Portfolio Manager. In this role, Mr. Mellas oversees quantitative investment management efforts on behalf of institutional separate accounts, mutual investment funds and collective investment funds. Prior to joining Wells Capital Management, Mr. Mellas was with Alliance Capital
                           Management since 1995, as Vice President and Global Portfolio Strategist. Education:
                           B.A., Economics, University of Minnesota; M.B.A., Finance and International Business,
                           New York University. Additional studies: International Management Program at H-ute
                           Etudes Commer-iales, Paris, France, and Universit- de Valery, Montpellier, France.


12 ORGANIZATION AND MANAGEMENT OF THE FUND

DORMANT MULTI-MANAGER ARRANGEMENT


The Board has adopted a "multi-manager" arrangement for. Under this arrangement, the Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

THE ADMINISTRATOR

Funds Management provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to WFVT's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund's business.


THE TRANSFER AGENT

Boston Financial Data Services, Inc. (BFDS) provides transfer agency and distribution disbursing services to the Fund.


                                      ORGANIZATION AND MANAGEMENT OF THE FUND 13

INVESTING IN THE FUND
--------------------------------------------------------------------------------

Shares of WFVT are not offered directly to the general public. The Trust currently offers its Fund shares to separate accounts of various life insurance companies as funding vehicles for certain VA Contracts and VLI Policies (variable contracts) issued through the separate accounts by such life insurance companies. Many of the separate accounts are registered as investment companies with the SEC. When shares of WFVT are offered as a funding vehicle for variable contracts issued through such a separate account, a separate prospectus describing the separate account and the variable contracts being offered through it will accompany this prospectus. When WFVT offers Fund shares as funding vehicles for variable contracts issued through a separate account that is not registered as an investment company, a separate disclosure document (rather than a prospectus) describing the separate account and the variable contracts being offered through it will accompany this prospectus. In the future, WFVT may offer its Fund shares directly to qualified pension and retirement plans.

WFVT has entered into an agreement with the life insurance company sponsor of each separate account (a participation agreement) setting forth the terms and conditions pursuant to which the insurer will purchase and redeem shares of the Fund. In the event that WFVT offers shares of one or more Funds to a qualified pension or retirement plan, it likely will enter into a similar participation agreement. The discussion that follows reflects the terms of WFVT's current participation agreements (which do not differ materially from one another).

Shares of the Fund are sold in a continuous offering to the separate accounts to support the variable contracts. Net purchase payments under the variable contracts are placed in one or more sub-accounts of the separate accounts and the assets of each such sub-account are invested in the shares of the Fund corresponding to that sub-account. The separate accounts purchase and redeem shares of the Fund for their sub-accounts at each share's NAV without sales or redemption charges.

For each day on which a Fund's net asset value is calculated, the separate accounts transmit to WFVT any orders to purchase or redeem shares of the Fund based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners that have been processed on that day. The separate account purchases and redeems shares of each Fund at the Fund's NAV per share calculated as of that day (I.E., the day the separate account processes contract owner transactions), although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of a proper redemption order, except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations.

POTENTIAL FOR CONFLICT OF INTEREST

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners, or between the interests of owners of variable contracts issued by different insurance companies or through different separate accounts. A potential for certain conflicts exists between the interests of variable contract owners and participants in a qualified pension or retirement plan that might invest in the Fund. To the extent that such classes of investors are invested in the same Fund when a conflict of interest arises that might involve the Fund, one or more such classes of investors could be disadvantaged. WFVT currently does not foresee any such disadvantage to owners of variable contracts. Nonetheless, the Board of Trustees of WFVT will monitor the Fund for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determined to exist, then each life insurance company sponsoring a separate account investing the Fund will, to the extent reasonably practicable, take such action as is necessary to remedy the conflict or eliminate the conflict as it affects owners of variable contracts it has issued. If such a conflict were to occur in connection with a Fund, one or more insurance companies might be required to withdraw the investments of one or more of its separate accounts from the Fund or to substitute shares of another mutual fund (including another Fund) for those it holds of the Fund. This might force the Fund to sell portfolio securities at a disadvantageous price.

14 INVESTING IN THE FUND

HOW YOUR VOTE WOULD COUNT

With regard to Fund matters for which the 1940 Act requires a shareholder vote, life insurance companies sponsoring a separate account holding shares of a Fund vote such shares in accordance with instructions received from owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that separate account. Each share has one vote and votes are counted on an aggregate basis except as to matters where the interests of the Funds differ (such as approval of an investment advisory agreement or a change in a Fund's fundamental policies). In such a case, the voting is on a Fund-by-Fund basis. Fractional shares are counted. Shares held by a separate account for which no instructions are received are voted by the insurance company sponsor of the account, for or against any propositions, or in abstention, in the same proportion as the shares for which instructions have been received. Due to proportional voting, the disposition of a particular proposition could be determined by a small number of contract owners.

                                                        INVESTING IN THE FUND 15

PRICING FUND SHARES
--------------------------------------------------------------------------------


The share price (net asset value per share or NAV) for the Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate the Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of the Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of the Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.


In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.


DISTRIBUTION PLAN

We have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for each Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses, annual and semi-annual reports, and other materials to prospective beneficial owners of the Fund's shares, and the payment of compensation to Participating Insurance Companies. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets. These fees are paid out of the Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of insurance costs.


16 PRICING FUND SHARES

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------



In addition to dealer reallowances and payments made by the Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.


                     COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS 17

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
--------------------------------------------------------------------------------


Excessive trading by Fund shareholders can negatively impact the Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact the Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing excessive trading risks. However, money market Funds, which are typically utilized by investors for cash management purposes and invest in highly liquid securities, are not as susceptible to these negative effects as non-money market Funds. Moreover, because all money market Funds typically maintain a $1.00 net asset value (NAV), there is no significant financial incentive for an investor to attempt to market time investments into a money market Fund.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund's policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, Funds Management takes steps to avoid accommodating frequent purchases and redemptions of shares by contract owners. Funds Management monitors available contract owner trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of a contract owner who completes a purchase and redemption in a Fund within 30 calendar days. Such contract owner will be precluded from investing in the Fund for a period of 30 calendar days.

Excessive trading may give rise to conflicts of interest between owners of different types of variable contracts and/or owners of variable contracts issued by different insurance companies that offer the Funds as investment options under their contracts.

An insurance company sponsor through whom variable contract owners may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, an insurance company may on its own limit or permit trading activity of its variable contract owners that invest in Fund shares using standards different from the standards used by the Fund and discussed in this prospectus. The Fund may permit an insurance company to enforce its own internal policies and procedures concerning frequent trading in instances where the Fund reasonably believes that the company's policies and procedures effectively discourage disruptive trading activity. If a variable contract owner purchases Fund shares through an insurance company sponsor, it should contact the company for more information about whether and how restrictions or limitations on trading activity will be applied to the separate account.


18 FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Fund is treated separately in determining the amounts of distributions of any net investment income and realized net capital gains payable to its shareholders. A distribution is automatically reinvested on the payment date in additional Fund shares at NAV or paid in cash at the election of the Participating Insurance Company.

The Fund declares and makes distributions of any net investment income quarterly. The Fund makes any realized net capital gain distributions at least annually.

TAXES
--------------------------------------------------------------------------------

For federal income tax purposes, the Fund is treated as a separate entity. The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, and will meet certain diversification requirements applicable to mutual funds underlying variable contracts. By so qualifying, the Fund expects to have little or no liability for federal income taxes by distributing substantially all of its net investment income and net realized capital gains to the separate accounts each year.

Since the separate accounts are the only shareholders of WFVT, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of variable contracts, see the accompanying contract prospectus or disclosure document.

                                                                        TAXES 19

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period. The information, along with the report of an independent registered public accounting firm and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.


VT ASSET ALLOCATION FUND
COMMENCED ON APRIL 15, 1994
For a share outstanding throughout each period


                                  DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
FOR THE PERIOD ENDED:               2007       2006       2005       2004       2003
NET ASSET VALUE, BEGINNING OF
 PERIOD                           $  14.13   $  13.05   $  12.97   $  12.51   $  10.41
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income (loss)        0.34       0.31       0.27       0.26       0.18
  Net realized and unrealized
    gain (loss) on investments        0.73       1.23       0.37       0.86       2.10
                                  --------   --------   --------   --------   --------
  Total from investment
   operations                         1.07       1.54       0.64       1.12       2.28
                                  --------   --------   --------   --------   --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.33)     (0.31)     (0.27)     (0.26)     (0.18)
  Distributions from net realized
   gain                              (0.23)     (0.15)     (0.29)     (0.40)      0.00
                                  --------   --------   --------   --------   --------
  Total distributions                (0.56)     (0.46)     (0.56)     (0.66)     (0.18)
                                  --------   --------   --------   --------   --------
 NET ASSET VALUE, END OF PERIOD   $  14.64   $  14.13   $  13.05   $  12.97   $  12.51
                                  ========   ========   ========   ========   ========
 TOTAL RETURN/1/                      7.60%     12.14%      4.99%      9.34%     22.09%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period       $254,054   $288,387   $309,673   $326,374   $290,723
  (000s)
  Ratio of net investment income
   (loss) to average net              2.26%      2.27%      2.06%      2.08%      1.64%
   assets/2/
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/2,3/                      1.02%      1.02%      1.04%      1.02%      1.02%
  Waived fees and reimbursed
   expenses/2,3/                     (0.02)%    (0.02)%    (0.04)%    (0.02)%    (0.02)%
  Ratio of expenses to average
   net assets/2,3/                    1.00%      1.00%      1.00%      1.00%      1.00%
  Portfolio turnover rate/4/            25%        12%         2%         5%         7%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.


2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

3    These ratios do not include expenses from the Underlying Funds.


4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


20   FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on the Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section 100 "F" Street, NE Washington, DC 20549-0102 publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                            Printed on Recycled paper
              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                              058VTF/P1510 05-08
                                                          ICA Reg. No. 811-09255
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                   MAY 1, 2008


                                   Prospectus


WELLS FARGO ADVANTAGE FUNDS (Reg. TM) - VARIABLE TRUST


VT C&B Large Cap Value Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUND

INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information                         3
VT C&B Large Cap Value Fund                  4
Description of Principal Investment Risks    8
Portfolio Holdings Information              10



--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE FUND

INFORMATION ABOUT THE FUND'S ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management of the Fund     11
About Wells Fargo Variable Trust            11
The Investment Adviser                      11
The Sub-Adviser and Portfolio Managers      12
Dormant Multi-Manager Arrangement           13


--------------------------------------------------------------------------------

YOUR ACCOUNT

INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES


Investing in the Fund                                      14
Pricing Fund Shares                                        16
Compensation to Dealers and Shareholder Servicing Agents   17
Frequent Purchases and Redemptions of Fund Shares          18


--------------------------------------------------------------------------------


OTHER INFORMATION

INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions           19
Taxes                   19
Financial Highlights    20

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.


The Fund is distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about a Fund within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.


In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Fund's other service providers. "You" refers to the contract holder or potential investor.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

..    what the Fund is trying to achieve; and

..    how we intend to invest your money.

This section also provides a summary of the Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policies of the Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS

This section lists the principal risk factors for the Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in the Fund.


                                                          KEY FUND INFORMATION 3

VT C&B LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Cooke & Bieler, L.P.

PORTFOLIO MANAGERS
Kermit S. Eck, CFA
Daren C. Heitman, CFA
Michael M. Meyer, CFA
James R. Norris
Edward W. O'Connor, CFA
R. James O'Neil, CFA
Mehul Trivedi, CFA

FUND INCEPTION:
5/1/1998

INVESTMENT OBJECTIVE

The VT C&B Large Cap Value Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS

Under normal circumstances, we invest:

..    at least 80% of the Fund's net assets in equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

4 VT C&B LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS

The Fund is primarily subject to the risks mentioned below.

     .    Counter-Party Risk
     .    Derivatives Risk
     .    Issuer Risk
     .    Leverage Risk
     .    Liquidity Risk

     .    Management Risk
     .    Market Risk
     .    Regulatory Risk
     .    Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                   VT C&B LARGE CAP VALUE FUND 5

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index (or indexes).

Please remember that past performance before and after taxes is no guarantee of future results. The performance for the Fund does not reflect fees charged by variable life insurance policies (VLI Policies) or variable annuity contracts (VA contracts). If it did, returns would be lower.

[GRAPHIC APPEARS HERE]


                         Calendar Year Total Returns/1/
                              as of 12/31 each year

 1999   2000    2001    2002     2003    2004   2005    2006    2007
-2.48%  5.78%  -6.39%  -24.09%  25.57%  11.22%  3.11%  22.12%   -1.17%


      BEST AND WORST QUARTER

Best Quarter:    Q2 2003    16.07%
Worst Quarter:   Q3 2002   -21.10%


     The Fund's year-to-date performance through March 31, 2008, was -7.70%.



AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007                 1 YEAR   5 YEARS   LIFE OF FUND/1/
VT C&B LARGE CAP VALUE FUND/1/          -1.17%    11.69%        2.13%
RUSSELL 1000 (Reg. TM) VALUE INDEX/2/   -0.17%    14.63%        6.53%



1 The VT C&B Large Cap Value Fund incepted on May 1, 1998. Returns for the Fund and Index shown in the Life of Fund column are as of the fund inception date.


2 The Russell 1000 (Reg. TM) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

6 VT C&B LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES

These tables reflect the various costs and expenses of the Fund and do not reflect fees and charges that may be imposed by VA Contracts or VLI Policies. Such fees would be in addition to the fees and expenses shown here. Please see the prospectuses of the participating insurance companies for more details.

SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)                   None
Maximum deferred sales charge (load)
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)      None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees/1/                              0.55%
Distribution (12b-1) Fees                       0.25%
Other Expenses/2/                               0.37%
TOTAL ANNUAL FUND                               1.17%
OPERATING EXPENSES
Fee Waivers                                     0.17%
NET EXPENSES/3/                                 1.00%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.55% for the first $500 million; 0.50% for the next $500 million; 0.45% for the next $2 billion; 0.425% for the next $2 billion; and 0.40% for assets over $5 billion.

2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.


3 The adviser has committed through April 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;

     .    Your investment has a 5% return each year;

     .    You reinvest all distributions; and

     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year    $  102
   3 Years   $  355
   5 Years   $  627
  10 Years   $1,405

                                                   VT C&B LARGE CAP VALUE FUND 7

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for the Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.


COUNTER-PARTY RISK  When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                    Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                    Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

DERIVATIVES RISK    The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                    For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

ISSUER RISK         The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.

LEVERAGE RISK       Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

LIQUIDITY RISK      A security may not be sold at the time desired or without adversely affecting the price.

MANAGEMENT RISK     We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

8 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

MARKET RISK                  The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.

REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

VALUE STYLE INVESTMENT RISK  Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.


                                     DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 9

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Fund's Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.


10 PORTFOLIO HOLDINGS INFORMATION

ORGANIZATION AND MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

ABOUT WELLS FARGO VARIABLE TRUST

Wells Fargo Variable Trust (WFVT) was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of WFVT (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy. The Funds are available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of, or "investors" in, the Funds. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. WFVT currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, the Board monitors events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the Participating Insurance Companies. WFVT assumes no responsibility for such prospectuses.

THE INVESTMENT ADVISER


Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Fund. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Fund and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as described in the Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for the Fund is available in the Fund's semi-annual report for the fiscal half-year ended June 30, 2007.

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Fund and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.


For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

                                      ORGANIZATION AND MANAGEMENT OF THE FUND 11

THE SUB-ADVISER AND PORTFOLIO MANAGERS

The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Fund. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Fund. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.
--------------------------------------------------------------------------------

COOKE & BIELER, L.P. (Cooke & Bieler), a Pennsylvania limited partnership, is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is the sub-adviser for the VT C&B Large Cap Value Fund. Accordingly, Cooke & Bieler is responsible for the day-to-day investment management activities of the VT C&B Large Cap Value Fund. Cooke & Bieler is a registered investment adviser that provides investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951.


The following portfolio managers work as a team, each having equal responsibility and accountability in managing the VT C&B Large Cap Value Fund, with no limitations on their respective roles. Each portfolio manager's responsibilities include the generation of investment ideas as well as research and monitoring of stock valuation and performance. The impact of each portfolio manager's investment decisions on the overall portfolio is closely monitored by all portfolio managers on the team.


KERMIT S. ECK, CFA            Mr. Eck is jointly responsible for managing the VT C&B Large Cap Value Fund, which he
VT C&B Large Cap Value Fund   has managed since 2005. Mr. Eck joined Cooke & Bieler in 1992 and currently serves as a partner, portfolio manager and research analyst. Education: B.S., Computer Science,
                              Montana State University; M.B.A., Stanford University.

DAREN C. HEITMAN, CFA         Mr. Heitman is jointly responsible for managing the VT C&B Large Cap Value Fund,
VT C&B Large Cap Value Fund   which he has managed since 2005. Mr. Heitman joined Cooke & Bieler in 2005 and currently serves as a partner and research analyst. Before joining Cooke & Bieler, Mr.
                              Heitman was with Schneider Capital Management as a senior analyst from 2000 until
                              2005. Education: B.S., Finance, Iowa State University; M.B.A., University of Chicago.

MICHAEL M. MEYER, CFA         Mr. Meyer is jointly responsible for managing the VT C&B Large Cap Value Fund, which
VT C&B Large Cap Value Fund   he has managed since 2005. Mr. Meyer joined Cooke & Bieler in 1993 where he is currently a partner, portfolio manager and research analyst. Education: B.A., Economics,
                              Davidson College; M.B.A.The Wharton School of Business.

JAMES R. NORRIS               Mr. Norris is jointly responsible for managing the VT C&B Large Cap Value Fund, which
VT C&B Large Cap Value Fund   he has managed since 2005. Mr. Norris joined Cooke & Bieler in 1998 where he is currently a partner, portfolio manager and research analyst. Education: B.S.,
                              Management, Guilford College; M.B.A., University of North Carolina.

EDWARD W. O'CONNOR, CFA       Mr. O'Connor is jointly responsible for managing the VT C&B Large Cap Value Fund,
VT C&B Large Cap Value Fund   which he has managed since 2005. Mr. O'Connor joined Cooke & Bieler in 2002 where he is currently a partner, portfolio manager and research analyst. Prior to joining Cooke
                              & Bieler, Mr. O'Connor was with Cambiar Investors where he served as an equity analyst and portfolio manager and participated in Cambiar's 2001 management buyout.
                              Education: B.A., Economics and Philosophy, Colgate University; M.B.A., University of
                              Chicago.

R. JAMES O'NEIL, CFA          Mr. O'Neil is jointly responsible for managing the VT C&B Large Cap Value Fund, which
VT C&B Large Cap Value Fund   he has managed since 2005. Mr. O'Neil joined Cooke & Bieler in 1988 where he is currently a partner, portfolio manager and research analyst since 1998. Education: B.A.,
                              Economics, Colby College; M.B.A., Harvard School of Business.


12 ORGANIZATION AND MANAGEMENT OF THE FUND

MEHUL TRIVEDI, CFA            Mr. Trivedi is jointly responsible for managing the VT C&B Large Cap Value Fund, which
VT C&B Large Cap Value Fund   he has managed since 2005. He joined Cooke & Bieler in 1998 where he is currently a partner, portfolio manager and research analyst. Education: B.A., International
                              Relations, University of Pennsylvania; B.S., Economics, Wharton School of Business;
                              M.B.A., Wharton School of Business.


DORMANT MULTI-MANAGER ARRANGEMENT


The Board has adopted a "multi-manager" arrangement for. Under this arrangement, the Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the
Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

THE ADMINISTRATOR

Funds Management provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to WFVT's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund's business.


THE TRANSFER AGENT

Boston Financial Data Services, Inc. (BFDS) provides transfer agency and distribution disbursing services to the Fund.


                                      ORGANIZATION AND MANAGEMENT OF THE FUND 13

INVESTING IN THE FUND
--------------------------------------------------------------------------------

Shares of WFVT are not offered directly to the general public. The Trust currently offers its Fund shares to separate accounts of various life insurance companies as funding vehicles for certain VA Contracts and VLI Policies (variable contracts) issued through the separate accounts by such life insurance companies. Many of the separate accounts are registered as investment companies with the SEC. When shares of WFVT are offered as a funding vehicle for variable contracts issued through such a separate account, a separate prospectus describing the separate account and the variable contracts being offered through it will accompany this prospectus. When WFVT offers Fund shares as funding vehicles for variable contracts issued through a separate account that is not registered as an investment company, a separate disclosure document (rather than a prospectus) describing the separate account and the variable contracts being offered through it will accompany this prospectus. In the future, WFVT may offer its Fund shares directly to qualified pension and retirement plans.

WFVT has entered into an agreement with the life insurance company sponsor of each separate account (a participation agreement) setting forth the terms and conditions pursuant to which the insurer will purchase and redeem shares of the Fund. In the event that WFVT offers shares of one or more Funds to a qualified pension or retirement plan, it likely will enter into a similar participation agreement. The discussion that follows reflects the terms of WFVT's current participation agreements (which do not differ materially from one another).

Shares of the Fund are sold in a continuous offering to the separate accounts to support the variable contracts. Net purchase payments under the variable contracts are placed in one or more sub-accounts of the separate accounts and the assets of each such sub-account are invested in the shares of the Fund corresponding to that sub-account. The separate accounts purchase and redeem shares of the Fund for their sub-accounts at each share's NAV without sales or redemption charges.

For each day on which a Fund's net asset value is calculated, the separate accounts transmit to WFVT any orders to purchase or redeem shares of the Fund based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners that have been processed on that day. The separate account purchases and redeems shares of each Fund at the Fund's NAV per share calculated as of that day (I.E., the day the separate account processes contract owner transactions), although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of a proper redemption order, except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations.

POTENTIAL FOR CONFLICT OF INTEREST

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners, or between the interests of owners of variable contracts issued by different insurance companies or through different separate accounts. A potential for certain conflicts exists between the interests of variable contract owners and participants in a qualified pension or retirement plan that might invest in the Fund. To the extent that such classes of investors are invested in the same Fund when a conflict of interest arises that might involve the Fund, one or more such classes of investors could be disadvantaged. WFVT currently does not foresee any such disadvantage to owners of variable contracts. Nonetheless, the Board of Trustees of WFVT will monitor the Fund for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determined to exist, then each life insurance company sponsoring a separate account investing the Fund will, to the extent reasonably practicable, take such action as is necessary to remedy the conflict or eliminate the conflict as it affects owners of variable contracts it has issued. If such a conflict were to occur in connection with a Fund, one or more insurance companies might be required to withdraw the investments of one or more of its separate accounts from the Fund or to substitute shares of another mutual fund (including another Fund) for those it holds of the Fund. This might force the Fund to sell portfolio securities at a disadvantageous price.

14 INVESTING IN THE FUND

HOW YOUR VOTE WOULD COUNT

With regard to Fund matters for which the 1940 Act requires a shareholder vote, life insurance companies sponsoring a separate account holding shares of a Fund vote such shares in accordance with instructions received from owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that separate account. Each share has one vote and votes are counted on an aggregate basis except as to matters where the interests of the Funds differ (such as approval of an investment advisory agreement or a change in a Fund's fundamental policies). In such a case, the voting is on a Fund-by-Fund basis. Fractional shares are counted. Shares held by a separate account for which no instructions are received are voted by the insurance company sponsor of the account, for or against any propositions, or in abstention, in the same proportion as the shares for which instructions have been received. Due to proportional voting, the disposition of a particular proposition could be determined by a small number of contract owners.

                                                        INVESTING IN THE FUND 15

PRICING FUND SHARES
--------------------------------------------------------------------------------


The share price (net asset value per share or NAV) for the Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate the Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of the Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of the Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.


In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.


DISTRIBUTION PLAN

We have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for each Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses, annual and semi-annual reports, and other materials to prospective beneficial owners of the Fund's shares, and the payment of compensation to Participating Insurance Companies. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets. These fees are paid out of the Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of insurance costs.


16 PRICING FUND SHARES

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------



In addition to dealer reallowances and payments made by the Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.


                     COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS 17

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
--------------------------------------------------------------------------------


Excessive trading by Fund shareholders can negatively impact the Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact the Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing excessive trading risks. However, money market Funds, which are typically utilized by investors for cash management purposes and invest in highly liquid securities, are not as susceptible to these negative effects as non-money market Funds. Moreover, because all money market Funds typically maintain a $1.00 net asset value (NAV), there is no significant financial incentive for an investor to attempt to market time investments into a money market Fund.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund's policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, Funds Management takes steps to avoid accommodating frequent purchases and redemptions of shares by contract owners. Funds Management monitors available contract owner trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of a contract owner who completes a purchase and redemption in a Fund within 30 calendar days. Such contract owner will be precluded from investing in the Fund for a period of 30 calendar days.

Excessive trading may give rise to conflicts of interest between owners of different types of variable contracts and/or owners of variable contracts issued by different insurance companies that offer the Funds as investment options under their contracts.

An insurance company sponsor through whom variable contract owners may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, an insurance company may on its own limit or permit trading activity of its variable contract owners that invest in Fund shares using standards different from the standards used by the Fund and discussed in this prospectus. The Fund may permit an insurance company to enforce its own internal policies and procedures concerning frequent trading in instances where the Fund reasonably believes that the company's policies and procedures effectively discourage disruptive trading activity. If a variable contract owner purchases Fund shares through an insurance company sponsor, it should contact the company for more information about whether and how restrictions or limitations on trading activity will be applied to the separate account.


18 FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Fund is treated separately in determining the amounts of distributions of any net investment income and realized net capital gains payable to its shareholders. A distribution is automatically reinvested on the payment date in additional Fund shares at NAV or paid in cash at the election of the Participating Insurance Company.

The Fund declares and makes distributions of any net investment income quarterly. The Fund makes any realized net capital gain distributions at least annually.

TAXES
--------------------------------------------------------------------------------

For federal income tax purposes, the Fund is treated as a separate entity. The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, and will meet certain diversification requirements applicable to mutual funds underlying variable contracts. By so qualifying, the Fund expects to have little or no liability for federal income taxes by distributing substantially all of its net investment income and net realized capital gains to the separate accounts each year.

Since the separate accounts are the only shareholders of WFVT, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of variable contracts, see the accompanying contract prospectus or disclosure document.

                                                                        TAXES 19

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period. The information, along with the report of an independent registered public accounting firm and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.


VT C&B LARGE CAP VALUE FUND
COMMENCED ON MAY 1, 1998
For a share outstanding throughout each period


                                DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
 FOR THE PERIOD ENDED:            2007       2006       2005       2004       2003
NET ASSET VALUE, BEGINNING
OF
PERIOD                           $ 11.24    $  9.34    $  9.13    $  8.34    $  6.75
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income             0.13       0.15       0.07       0.14       0.12
  (loss)
  Net realized and
unrealized gain
   (loss) on investments           (0.26)      1.90       0.21       0.79       1.59
                                 -------    -------    -------    -------    -------
  Total from investment
   operations                      (0.13)      2.05       0.28       0.93       1.71
                                 -------    -------    -------    -------    -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income               (0.12)     (0.15)     (0.07)     (0.14)     (0.12)
  Distributions from net
realized
   gain                             0.00       0.00       0.00       0.00       0.00
                                 -------    -------    -------    -------    -------
  Total distributions              (0.12)     (0.15)     (0.07)     (0.14)     (0.12)
                                 -------    -------    -------    -------    -------
 NET ASSET VALUE, END OF PERIOD  $ 10.99    $ 11.24    $  9.34    $  9.13    $  8.34
                                 =======    =======    =======    =======    =======
 TOTAL RETURN/1/                   (1.17)%    22.12%      3.11%     11.22%     25.57%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period      $30,467    $32,169    $28,664    $30,287    $29,482
  (000s)
  Ratio of net investment
income
   (loss) to average net            1.11%      1.44%      0.76%      1.58%      1.62%
  assets/2/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/2,3/                    1.17%      1.17%      1.17%      1.19%      1.20%
  Waived fees and reimbursed
   expenses/2,3/                   (0.17)%    (0.17)%    (0.17)%    (0.19)%    (0.20)%
  Ratio of expenses to
average
   net assets/2,3/                  1.00%      1.00%      1.00%      1.00%      1.00%
  Portfolio turnover rate/4/          35%        30%       106%        16%        20%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.


2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

3    These ratios do not include expenses from the Underlying Funds.


4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.^


20 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on the Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section 100 "F" Street, NE Washington, DC 20549-0102 publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                              058VTF/P1910 05-08
                                                          ICA Reg. No. 811-09255

(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                   MAY 1, 2008


                                   Prospectus


WELLS FARGO ADVANTAGE FUNDS (Reg. TM) - VARIABLE TRUST


VT Discovery Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUND

INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information        3
VT Discovery Fund           4
Description of Principal    8
   Investment Risks
Portfolio Holdings         11
   Information

--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE FUND

INFORMATION ABOUT THE FUND'S ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY



Organization and Management of the Fund   12
About Wells Fargo Variable Trust          12
The Investment Adviser                    12
The Sub-Adviser and Portfolio Managers    13
Dormant Multi-Manager Arrangement         14


--------------------------------------------------------------------------------


YOUR ACCOUNT

INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES



Investing in the Fund                                      15
Pricing Fund Shares                                        17
Compensation to Dealers and Shareholder Servicing Agents   18
Frequent Purchases and Redemptions of Fund Shares          19


--------------------------------------------------------------------------------

OTHER INFORMATION

INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions                  20
Taxes                          20
Financial Highlights           21
For More Information   Back Cover


Throughout this Prospectus, the WELLS FARGO ADVANTAGE VT DISCOVERY FUND/SM/ is referred to as the "VT Discovery Fund".

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.


The Fund is distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about a Fund within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.


In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Fund's other service providers. "You" refers to the contract holder or potential investor.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

..    what the Fund is trying to achieve; and

..    how we intend to invest your money.

This section also provides a summary of the Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS


This section lists the principal risk factors for the Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in the Fund.


                                                          KEY FUND INFORMATION 3

VT DISCOVERY FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
James M. Leach, CFA
Thomas J. Pence, CFA

FUND INCEPTION:
5/8/1992

INVESTMENT OBJECTIVE
The VT Discovery Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

..    at least 80% of the Fund's total assets in equity securities of small- and medium- capitalization companies; and

..    up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES


We invest in equity securities of small- and medium-capitalization companies that we believe offer favorable opportunities for growth. We define small- and medium capitalization companies as those with market capitalizations at the time of purchase equal to or lower than the company with the largest market capitalization in the Russell Midcap (Reg. TM) Index, which was $41.7 billion as of December 31, 2007, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We seek to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and that we believe have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). We pay particular attention to balance sheet metrics such as changes in working capital, property, plant and equipment growth, inventory levels, accounts receivable, and acquisitions. We also look at how management teams allocate capital in order to drive future cash flow. We typically use a discounted cash flow model to assess a firm's intrinsic value in order to set price objectives. In addition to meeting with management, we survey a company's vendors, distributors, competitors and customers to obtain multiple perspectives that help us make better investment decisions. Portfolio holdings are continuously monitored for changes in fundamentals and their upside potential to fair valuation, which we define as the value of the company (I.E., our price target for the stock) relative to where the stock is currently trading. We may invest in any sector, and at times we may emphasize one or more particular sectors. We may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

4 VT DISCOVERY FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS

The Fund is primarily subject to the risks mentioned below.

..    Active Trading Risk
..    Counter-Party Risk
..    Derivatives Risk
..    Foreign Investment Risk
..    Growth Style Investment Risk
..    Issuer Risk

..    Leverage Risk
..    Liquidity Risk
..    Management Risk
..    Market Risk
..    Regulatory Risk
..    Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                             VT DISCOVERY FUND 5

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index (or indexes).

Please remember that past performance before and after taxes is no guarantee of future results. The performance for the Fund does not reflect fees charged by variable life insurance policies (VLI Policies) or variable annuity contracts (VA contracts). If it did, returns would be lower.




[GRAPHIC APPEARS HERE]


                           Calendar Year Total Returns
                              as of 12/31 each year

1998   1999   2000   2001    2002     2003    2004   2005    2006    2007
7.26%  5.09%  4.39%  4.08%  -12.02%  39.43%  15.72%  8.27%  14.64%  22.32%


       BEST AND WORST QUARTER

Best Quarter:     Q4 1999    26.02%
Worst Quarter:    Q3 2001   -19.21%


The Fund's year-to-date performance through March 31, 2008, was -17.06%.



AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007        1 YEAR   5 YEARS   10 YEARS
VT DISCOVERY FUND              22.32%    19.63%    10.19%
RUSSELL 2500(TM) GROWTH         9.69%    17.43%     6.63%
INDEX/1/



1 The Russell 2500(TM) Growth Index measures the performance of those Russell 2500TM companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.


6 VT DISCOVERY FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES

These tables reflect the various costs and expenses of the Fund and do not reflect fees and charges that may be imposed by VA Contracts or VLI Policies. Such fees would be in addition to the fees and expenses shown here. Please see the prospectuses of the participating insurance companies for more details.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge           None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales         None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/            0.75%
  Distribution (12b-1) Fees     0.25%
  Other Expenses/2/             0.21%
  TOTAL ANNUAL FUND             1.21%
  OPERATING EXPENSES
  Fee Waivers                   0.06%
  NET EXPENSES/3/               1.15%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.


3 The adviser has committed through April 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market or other fund held by the Fund, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

..    You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;

..    Your investment has a 5% return each year;

..    You reinvest all distributions; and

..    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

 1 Year    $  117
 3 Years   $  378
 5 Years   $  659
10 Years   $1,461

                                                             VT DISCOVERY FUND 7

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for the Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.



ACTIVE TRADING RISK       Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

COUNTER-PARTY RISK        When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                          Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                          Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

DERIVATIVES RISK          The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                          For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

FOREIGN INVESTMENT RISK   Foreign investments, including American Depositary Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.


8 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

GROWTH STYLE INVESTMENT RISK   Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.

ISSUER RISK                    The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.

LEVERAGE RISK                  Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

LIQUIDITY RISK                 A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK                We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

MARKET RISK                    The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.

REGULATORY RISK                Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.


                                     DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 9

SMALLER COMPANY SECURITIES   Securities of companies with smaller market capitalizations tend to be more volatile and less
RISK                         liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.


10 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------
A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Fund's Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.


                                               PORTFOLIO HOLDINGS INFORMATION 11

ORGANIZATION AND MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
ABOUT WELLS FARGO VARIABLE TRUST

Wells Fargo Variable Trust (WFVT) was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of WFVT (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy. The Funds are available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of, or "investors" in, the Funds. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. WFVT currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, the Board monitors events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the Participating Insurance Companies. WFVT assumes no responsibility for such prospectuses.

THE INVESTMENT ADVISER


Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Fund. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Fund and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as described in the Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for the Fund is available in the Fund's semi-annual report for the fiscal half-year ended June 30, 2007.

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Fund and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.


For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

12 ORGANIZATION AND MANAGEMENT OF THE FUND

THE SUB-ADVISER AND PORTFOLIO MANAGERS
The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Fund. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Fund. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.
--------------------------------------------------------------------------------

WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Fund. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

JAMES M. LEACH, CFA    Mr. Leach is jointly responsible for managing the VT Discovery Fund, which he has
VT Discovery Fund      managed since 2003. Mr. Leach joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager at
                       Strong Capital Management, Inc. (SCM) since October 2000. Education: B.S., Mechanical
                       Engineering, University of California at Santa Barbara; M.B.A., Finance, New York
                       University-Stern School of Business.

THOMAS J. PENCE, CFA   Mr. Pence is jointly responsible for managing the VT Discovery Fund, which he has
VT Discovery Fund      managed since 2001. Mr. Pence joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager at
                       Strong Capital Management, Inc. (SCM) since October 2000. Education: B.S., Business,
                       Indiana University; M.B.A., Finance, University of Notre Dame.

                                      ORGANIZATION AND MANAGEMENT OF THE FUND 13

DORMANT MULTI-MANAGER ARRANGEMENT


The Board has adopted a "multi-manager" arrangement for the Fund. Under this arrangement, the Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the
Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

THE ADMINISTRATOR

Funds Management provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to WFVT's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund's business.


THE TRANSFER AGENT

Boston Financial Data Services, Inc. (BFDS) provides transfer agency and distribution disbursing services to the Fund.


14 ORGANIZATION AND MANAGEMENT OF THE FUND

INVESTING IN THE FUND
--------------------------------------------------------------------------------

Shares of WFVT are not offered directly to the general public. The Trust currently offers its Fund shares to separate accounts of various life insurance companies as funding vehicles for certain VA Contracts and VLI Policies (variable contracts) issued through the separate accounts by such life insurance companies. Many of the separate accounts are registered as investment companies with the SEC. When shares of WFVT are offered as a funding vehicle for variable contracts issued through such a separate account, a separate prospectus describing the separate account and the variable contracts being offered through it will accompany this prospectus. When WFVT offers Fund shares as funding vehicles for variable contracts issued through a separate account that is not registered as an investment company, a separate disclosure document (rather than a prospectus) describing the separate account and the variable contracts being offered through it will accompany this prospectus. In the future, WFVT may offer its Fund shares directly to qualified pension and retirement plans.

WFVT has entered into an agreement with the life insurance company sponsor of each separate account (a participation agreement) setting forth the terms and conditions pursuant to which the insurer will purchase and redeem shares of the Fund. In the event that WFVT offers shares of one or more Funds to a qualified pension or retirement plan, it likely will enter into a similar participation agreement. The discussion that follows reflects the terms of WFVT's current participation agreements (which do not differ materially from one another).

Shares of the Fund are sold in a continuous offering to the separate accounts to support the variable contracts. Net purchase payments under the variable contracts are placed in one or more sub-accounts of the separate accounts and the assets of each such sub-account are invested in the shares of the Fund corresponding to that sub-account. The separate accounts purchase and redeem shares of the Fund for their sub-accounts at each share's NAV without sales or redemption charges.

For each day on which a Fund's net asset value is calculated, the separate accounts transmit to WFVT any orders to purchase or redeem shares of the Fund based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners that have been processed on that day. The separate account purchases and redeems shares of each Fund at the Fund's NAV per share calculated as of that day (I.E., the day the separate account processes contract owner transactions), although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of a proper redemption order, except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations.

POTENTIAL FOR CONFLICT OF INTEREST

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners, or between the interests of owners of variable contracts issued by different insurance companies or through different separate accounts. A potential for certain conflicts exists between the interests of variable contract owners and participants in a qualified pension or retirement plan that might invest in the Fund. To the extent that such classes of investors are invested in the same Fund when a conflict of interest arises that might involve the Fund, one or more such classes of investors could be disadvantaged. WFVT currently does not foresee any such disadvantage to owners of variable contracts. Nonetheless, the Board of Trustees of WFVT will monitor the Fund for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determined to exist, then each life insurance company sponsoring a separate account investing the Fund will, to the extent reasonably practicable, take such action as is necessary to remedy the conflict or eliminate the conflict as it affects owners of variable contracts it has issued. If such a conflict were to occur in connection with a Fund, one or more insurance companies might be required to withdraw the investments of one or more of its separate accounts from the Fund or to substitute shares of another mutual fund (including another Fund) for those it holds of the Fund. This might force the Fund to sell portfolio securities at a disadvantageous price.

                                                        INVESTING IN THE FUND 15

HOW YOUR VOTE WOULD COUNT

With regard to Fund matters for which the 1940 Act requires a shareholder vote, life insurance companies sponsoring a separate account holding shares of a Fund vote such shares in accordance with instructions received from owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that separate account. Each share has one vote and votes are counted on an aggregate basis except as to matters where the interests of the Funds differ (such as approval of an investment advisory agreement or a change in a Fund's fundamental policies). In such a case, the voting is on a Fund-by-Fund basis. Fractional shares are counted. Shares held by a separate account for which no instructions are received are voted by the insurance company sponsor of the account, for or against any propositions, or in abstention, in the same proportion as the shares for which instructions have been received. Due to proportional voting, the disposition of a particular proposition could be determined by a small number of contract owners.

16 INVESTING IN THE FUND

PRICING FUND SHARES
--------------------------------------------------------------------------------


The share price (net asset value per share or NAV) for the Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate the Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of the Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of the Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.


In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.


DISTRIBUTION PLAN

We have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for each Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses, annual and semi-annual reports, and other materials to prospective beneficial owners of the Fund's shares, and the payment of compensation to Participating Insurance Companies. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets. These fees are paid out of the Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of insurance costs.


                                                          PRICING FUND SHARES 17

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------



In addition to dealer reallowances and payments made by the Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.


18 COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
--------------------------------------------------------------------------------


Excessive trading by Fund shareholders can negatively impact the Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact the Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing excessive trading risks. However, money market Funds, which are typically utilized by investors for cash management purposes and invest in highly liquid securities, are not as susceptible to these negative effects as non-money market Funds. Moreover, because all money market Funds typically maintain a $1.00 net asset value (NAV), there is no significant financial incentive for an investor to attempt to market time investments into a money market Fund.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund's policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, Funds Management takes steps to avoid accommodating frequent purchases and redemptions of shares by contract owners. Funds Management monitors available contract owner trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of a contract owner who completes a purchase and redemption in a Fund within 30 calendar days. Such contract owner will be precluded from investing in the Fund for a period of 30 calendar days.

Excessive trading may give rise to conflicts of interest between owners of different types of variable contracts and/or owners of variable contracts issued by different insurance companies that offer the Funds as investment options under their contracts.

An insurance company sponsor through whom variable contract owners may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, an insurance company may on its own limit or permit trading activity of its variable contract owners that invest in Fund shares using standards different from the standards used by the Fund and discussed in this prospectus. The Fund may permit an insurance company to enforce its own internal policies and procedures concerning frequent trading in instances where the Fund reasonably believes that the company's policies and procedures effectively discourage disruptive trading activity. If a variable contract owner purchases Fund shares through an insurance company sponsor, it should contact the company for more information about whether and how restrictions or limitations on trading activity will be applied to the separate account.


                            FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES 19

DISTRIBUTIONS
--------------------------------------------------------------------------------
The Fund is treated separately in determining the amounts of distributions of any net investment income and realized net capital gains payable to its shareholders. A distribution is automatically reinvested on the payment date in additional Fund shares at NAV or paid in cash at the election of the Participating Insurance Company.

The Fund declares and makes distributions of any net investment income annually, and makes any realized net capital gains distributions at least annually.

TAXES
--------------------------------------------------------------------------------
For federal income tax purposes, the Fund is treated as a separate entity. The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, and will meet certain diversification requirements applicable to mutual funds underlying variable contracts. By so qualifying, the Fund expects to have little or no liability for federal income taxes by distributing substantially all of its net investment income and net realized capital gains to the separate accounts each year.

Since the separate accounts are the only shareholders of WFVT, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of variable contracts, see the accompanying contract prospectus or disclosure document.

20 TAXES

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period. The information, along with the report of an independent registered public accounting firm and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.


VT DISCOVERY FUND
COMMENCED ON MAY 8, 1992
For a share outstanding throughout each period


                              DEC. 31,   DEC. 31,   DEC. 31,  DEC. 31,  DEC. 31,
 FOR THE PERIOD ENDED:          2007       2006       2005       2004      2003
 NET ASSET VALUE, BEGINNING
OF
PERIOD                        $  16.44   $  14.34   $  14.65   $ 12.66     $9.08
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income          (0.15)     (0.13)     (0.09)    (0.13)    (0.04)
  (loss)
  Net realized and
unrealized gain
   (loss) on investments          3.82       2.23       1.09      2.12      3.62
                              --------   --------   --------   -------   -------
  Total from investment
   operations                     3.67       2.10       1.00      1.99      3.58
                              --------   --------   --------   -------   -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income              0.00       0.00       0.00      0.00      0.00
  Distributions from net
realized
   gain                           0.00       0.00      (1.31)     0.00      0.00
                              --------   --------   --------   -------   -------
  Total distributions             0.00       0.00      (1.31)     0.00      0.00
                              --------   --------   --------   -------   -------
 NET ASSET VALUE, END OF      $  20.11   $  16.44   $  14.34   $ 14.65   $ 12.66
                              ========   ========   ========   =======   =======
  PERIOD
 TOTAL RETURN/1/                 22.32%     14.64%      8.27%    15.72%    39.43%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period   $238,894   $233,947   $250,275   $93,048   $94,115
  (000s)
  Ratio of net investment
income
   (loss) to average net         (0.72)%    (0.76)%    (0.76)%   (0.92)%   (0.36)%
  assets/2/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/2,3/                  1.21%      1.21%      1.26%     1.23%     1.24%
  Waived fees and reimbursed
   expenses/2,3/                 (0.06)%    (0.06)%    (0.08)%   (0.04)%   (0.11)%
  Ratio of expenses to
average
   net assets/2,3/                1.15%      1.15%      1.18%     1.19%     1.13%
  Portfolio turnover rate/4/       135%       114%       144%      168%      293%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.

2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3    These ratios do not include expenses from the Underlying Funds.


4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


                                                         FINANCIAL HIGHLIGHTS 21

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on the Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.

To obtain information for a fee, write or email:
SEC's Public Reference Section 100 "F" Street, NE Washington, DC 20549-0102 publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                              058VTF/P1610 05-08
                                                          ICA Reg. No. 811-09255

(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                   MAY 1, 2008


                                   Prospectus


WELLS FARGO ADVANTAGE FUNDS (Reg. TM) - VARIABLE TRUST


VT Equity Income Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUND

INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information                        3
VT Equity Income Fund                       4
Description of Principal Investment Risks   8
Portfolio Holdings Information             10


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE FUND

INFORMATION ABOUT THE FUND'S ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY



Organization and Management of the Fund    11
About Wells Fargo Variable Trust           11
The Investment Adviser                     11
The Sub-Adviser and Portfolio Managers     12
Dormant Multi-Manager Arrangement          13


--------------------------------------------------------------------------------


YOUR ACCOUNT

INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES



Investing in the Fund                                     14
Pricing Fund Shares                                       16
Compensation to Dealers and Shareholder Servicing Agents  17
Frequent Purchases and Redemptions of Fund Shares         18


--------------------------------------------------------------------------------

OTHER INFORMATION

INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions           19
Taxes                   19
Financial Highlights    20

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.


The Fund is distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about a Fund within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.


In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Fund's other service providers. "You" refers to the contract holder or potential investor.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

..    what the Fund is trying to achieve; and

..    how we intend to invest your money.

This section also provides a summary of the Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policies of the Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS


This section lists the principal risk factors for the Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in the Fund.


                                                          KEY FUND INFORMATION 3

VT EQUITY INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Gary J. Dunn, CFA
Robert M. Thornburg

FUND INCEPTION:
5/6/1996

INVESTMENT OBJECTIVE
The VT Equity Income Fund seeks long-term capital appreciation and dividend income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

..    at least 80% of the Fund's net assets in income-producing equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We focus on identifying companies that we believe have exceptional valuations, above-market earnings growth, as well as consistency of dividend income and growth of the dividend. Our screening process to identify such premier companies involves a search by market capitalization, dividend income or potential for dividend income, and stability of earnings to refine our selection universe. Additionally, we screen for valuation by utilizing a comparative valuation tool that ranks a company's stock against a universe of other companies. This process helps us identify undervalued stocks and allows us to focus our fundamental research on stocks that appear to offer exceptional investment opportunities. Our fundamental research includes in-depth financial statement analysis that includes looking at a company's operating characteristics such as earnings and cash flow prospects, profit margin trends, and consistency of revenue growth. Other standard valuation measures are applied to this select group of stocks, such as price to earnings, price to book, price to sales and price to cash flow ratios, both on an absolute and on a relative basis. We believe that our focus on valuation, capitalization size, consistency, and dividend yield all combine to produce a diversified portfolio of high quality stocks. Because few companies meet our select screening criteria, we generally follow a low turnover approach and typically will only sell a stock if it no longer fits our criteria for a premier company.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

4 VT EQUITY INCOME FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS

The Fund is primarily subject to the risks mentioned below.

     .    Counter-Party Risk
     .    Derivatives Risk
     .    Issuer Risk
     .    Leverage Risk
     .    Liquidity Risk

     .    Management Risk
     .    Market Risk
     .    Regulatory Risk
     .    Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                         VT EQUITY INCOME FUND 5

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index (or indexes).

Please remember that past performance before and after taxes is no guarantee of future results. The performance for the Fund does not reflect fees charged by variable life insurance policies (VLI Policies) or variable annuity contracts (VA contracts). If it did, returns would be lower.

[GRAPHIC APPEARS HERE]


                                       Calendar Year Total Returns
                                          as of 12/31 each year
 1998       1999       2000        2001         2002        2003        2004       2005        2006       2007
18.42%      7.90%      2.33%       -5.41%      -19.26%     26.21%      11.08%      5.38%      18.55%      2.80%


         BEST AND WORST QUARTER

Best Quarter:       Q2 2003     16.47%
Worst Quarter:      Q3 2002     -20.59%


          The Fund's year-to-date performance through March 31, 2008, was
          -9.25%.



AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2007   1 YEAR   5 YEARS   10 YEARS
VT EQUITY INCOME FUND      2.80%    12.48%    6.04%
RUSSELL 1000 (Reg. TM)    -0.17%    14.63%    7.68%
 VALUE INDEX/1/


1 The Russell 1000 (Reg. TM) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

6 VT EQUITY INCOME FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES

These tables reflect the various costs and expenses of the Fund and do not reflect fees and charges that may be imposed by VA Contracts or VLI Policies. Such fees would be in addition to the fees and expenses shown here. Please see the prospectuses of the participating insurance companies for more details.

 SHAREHOLDER FEES
(fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases                     None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
   Maximum deferred sales charge (load)                                 None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)

ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets)
Management Fees/1/                   0.55%
Distribution (12b-1) Fees            0.25%
Other Expenses/2/                    0.24%
TOTAL ANNUAL FUND                    1.04%
OPERATING EXPENSES
Fee Waivers                          0.04%
NET EXPENSES/3/                      1.00%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.55% for the first $500 million; 0.50% for the next $500 million; 0.45% for the next $2 billion; 0.425% for the next $2 billion; and 0.40% for assets over $5 billion.


2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund. Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.



3 The adviser has committed through April 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market or other fund held by the Fund, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;

     .    Your investment has a 5% return each year;

     .    You reinvest all distributions; and

     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

 1 Year               $  102
 3 Years              $  327
 5 Years              $  570
10 Years              $1,267

                                                         VT EQUITY INCOME FUND 7

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for the Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.


COUNTER-PARTY RISK  When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                    Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                    Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

DERIVATIVES RISK    The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                    For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

ISSUER RISK         The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.

LEVERAGE RISK       Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

LIQUIDITY RISK      A security may not be sold at the time desired or without adversely affecting the price.

MANAGEMENT RISK     We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

8 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

MARKET RISK                  The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.

REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

VALUE STYLE INVESTMENT RISK  Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.


                                     DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 9

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Fund's Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.


10 PORTFOLIO HOLDINGS INFORMATION

ORGANIZATION AND MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

ABOUT WELLS FARGO VARIABLE TRUST

Wells Fargo Variable Trust (WFVT) was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of WFVT (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy. The Funds are available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of, or "investors" in, the Funds. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. WFVT currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, the Board monitors events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the Participating Insurance Companies. WFVT assumes no responsibility for such prospectuses.

THE INVESTMENT ADVISER


Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Fund. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Fund and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as described in the Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for the Fund is available in the Fund's semi-annual report for the fiscal half-year ended June 30, 2007.

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Fund and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.


For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

                                      ORGANIZATION AND MANAGEMENT OF THE FUND 11

THE SUB-ADVISER AND PORTFOLIO MANAGERS

The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Fund. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Fund. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.
--------------------------------------------------------------------------------

WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Fund. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.


GARY J. DUNN, CFA       Mr. Dunn is jointly responsible for managing the VT Equity Income Fund, which he has
VT Equity Income Fund   managed since 1996. He joined Wells Capital Management in 1998 as Principal for its
                        Equity Income Team. Prior to that, he served as Director of Institutional Investments of
                        Norwest Investment Management, which combined investment advisory services with
                        Wells Capital Management in 1999. Education: B.A., Economics, Carroll College.

ROBERT M. THORNBURG     Mr. Thornburg is jointly responsible for managing the VT Equity Income Fund, which he
VT Equity Income Fund   has managed since 2006. Mr. Thornburg joined Wells Capital Management in 2001, where he has served as a senior equity analyst and portfolio manager for the Premier
                        Value team, providing investment management services for the mutual fund, institutional clients, including retirement plans, foundations, endowments, and corporate portfolios. Education: B.A., Finance, University of Montana.


12 ORGANIZATION AND MANAGEMENT OF THE FUND

DORMANT MULTI-MANAGER ARRANGEMENT


The Board has adopted a "multi-manager" arrangement for. Under this arrangement, the Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

THE ADMINISTRATOR

Funds Management provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to WFVT's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund's business.


THE TRANSFER AGENT

Boston Financial Data Services, Inc. (BFDS) provides transfer agency and distribution disbursing services to the Fund.


                                      ORGANIZATION AND MANAGEMENT OF THE FUND 13

INVESTING IN THE FUND
--------------------------------------------------------------------------------

Shares of WFVT are not offered directly to the general public. The Trust currently offers its Fund shares to separate accounts of various life insurance companies as funding vehicles for certain VA Contracts and VLI Policies (variable contracts) issued through the separate accounts by such life insurance companies. Many of the separate accounts are registered as investment companies with the SEC. When shares of WFVT are offered as a funding vehicle for variable contracts issued through such a separate account, a separate prospectus describing the separate account and the variable contracts being offered through it will accompany this prospectus. When WFVT offers Fund shares as funding vehicles for variable contracts issued through a separate account that is not registered as an investment company, a separate disclosure document (rather than a prospectus) describing the separate account and the variable contracts being offered through it will accompany this prospectus. In the future, WFVT may offer its Fund shares directly to qualified pension and retirement plans.

WFVT has entered into an agreement with the life insurance company sponsor of each separate account (a participation agreement) setting forth the terms and conditions pursuant to which the insurer will purchase and redeem shares of the Fund. In the event that WFVT offers shares of one or more Funds to a qualified pension or retirement plan, it likely will enter into a similar participation agreement. The discussion that follows reflects the terms of WFVT's current participation agreements (which do not differ materially from one another).

Shares of the Fund are sold in a continuous offering to the separate accounts to support the variable contracts. Net purchase payments under the variable contracts are placed in one or more sub-accounts of the separate accounts and the assets of each such sub-account are invested in the shares of the Fund corresponding to that sub-account. The separate accounts purchase and redeem shares of the Fund for their sub-accounts at each share's NAV without sales or redemption charges.

For each day on which a Fund's net asset value is calculated, the separate accounts transmit to WFVT any orders to purchase or redeem shares of the Fund based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners that have been processed on that day. The separate account purchases and redeems shares of each Fund at the Fund's NAV per share calculated as of that day (I.E., the day the separate account processes contract owner transactions), although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of a proper redemption order, except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations.

POTENTIAL FOR CONFLICT OF INTEREST

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners, or between the interests of owners of variable contracts issued by different insurance companies or through different separate accounts. A potential for certain conflicts exists between the interests of variable contract owners and participants in a qualified pension or retirement plan that might invest in the Fund. To the extent that such classes of investors are invested in the same Fund when a conflict of interest arises that might involve the Fund, one or more such classes of investors could be disadvantaged. WFVT currently does not foresee any such disadvantage to owners of variable contracts. Nonetheless, the Board of Trustees of WFVT will monitor the Fund for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determined to exist, then each life insurance company sponsoring a separate account investing the Fund will, to the extent reasonably practicable, take such action as is necessary to remedy the conflict or eliminate the conflict as it affects owners of variable contracts it has issued. If such a conflict were to occur in connection with a Fund, one or more insurance companies might be required to withdraw the investments of one or more of its separate accounts from the Fund or to substitute shares of another mutual fund (including another Fund) for those it holds of the Fund. This might force the Fund to sell portfolio securities at a disadvantageous price.

14 INVESTING IN THE FUND

HOW YOUR VOTE WOULD COUNT

With regard to Fund matters for which the 1940 Act requires a shareholder vote, life insurance companies sponsoring a separate account holding shares of a Fund vote such shares in accordance with instructions received from owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that separate account. Each share has one vote and votes are counted on an aggregate basis except as to matters where the interests of the Funds differ (such as approval of an investment advisory agreement or a change in a Fund's fundamental policies). In such a case, the voting is on a Fund-by-Fund basis. Fractional shares are counted. Shares held by a separate account for which no instructions are received are voted by the insurance company sponsor of the account, for or against any propositions, or in abstention, in the same proportion as the shares for which instructions have been received. Due to proportional voting, the disposition of a particular proposition could be determined by a small number of contract owners.

                                                        INVESTING IN THE FUND 15

PRICING FUND SHARES
--------------------------------------------------------------------------------


The share price (net asset value per share or NAV) for the Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate the Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of the Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of the Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.


In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.


DISTRIBUTION PLAN

We have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for each Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses, annual and semi-annual reports, and other materials to prospective beneficial owners of the Fund's shares, and the payment of compensation to Participating Insurance Companies. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets. These fees are paid out of the Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of insurance costs.


16 PRICING FUND SHARES

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------



In addition to dealer reallowances and payments made by the Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.


                     COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS 17

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
--------------------------------------------------------------------------------


Excessive trading by Fund shareholders can negatively impact the Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact the Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing excessive trading risks. However, money market Funds, which are typically utilized by investors for cash management purposes and invest in highly liquid securities, are not as susceptible to these negative effects as non-money market Funds. Moreover, because all money market Funds typically maintain a $1.00 net asset value (NAV), there is no significant financial incentive for an investor to attempt to market time investments into a money market Fund.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund's policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, Funds Management takes steps to avoid accommodating frequent purchases and redemptions of shares by contract owners. Funds Management monitors available contract owner trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of a contract owner who completes a purchase and redemption in a Fund within 30 calendar days. Such contract owner will be precluded from investing in the Fund for a period of 30 calendar days.

Excessive trading may give rise to conflicts of interest between owners of different types of variable contracts and/or owners of variable contracts issued by different insurance companies that offer the Funds as investment options under their contracts.

An insurance company sponsor through whom variable contract owners may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, an insurance company may on its own limit or permit trading activity of its variable contract owners that invest in Fund shares using standards different from the standards used by the Fund and discussed in this prospectus. The Fund may permit an insurance company to enforce its own internal policies and procedures concerning frequent trading in instances where the Fund reasonably believes that the company's policies and procedures effectively discourage disruptive trading activity. If a variable contract owner purchases Fund shares through an insurance company sponsor, it should contact the company for more information about whether and how restrictions or limitations on trading activity will be applied to the separate account.


18 FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Fund is treated separately in determining the amounts of distributions of any net investment income and realized net capital gains payable to its shareholders. A distribution is automatically reinvested on the payment date in additional Fund shares at NAV or paid in cash at the election of the Participating Insurance Company.

The Fund declares and makes distributions of any net investment income quarterly. The Fund makes any realized net capital gain distributions at least annually.

TAXES
--------------------------------------------------------------------------------

For federal income tax purposes, the Fund is treated as a separate entity. The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, and will meet certain diversification requirements applicable to mutual funds underlying variable contracts. By so qualifying, the Fund expects to have little or no liability for federal income taxes by distributing substantially all of its net investment income and net realized capital gains to the separate accounts each year.

Since the separate accounts are the only shareholders of WFVT, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of variable contracts, see the accompanying contract prospectus or disclosure document.

                                                                        TAXES 19

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period. The information, along with the report of an independent registered public accounting firm and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.


VT EQUITY INCOME FUND
COMMENCED ON MAY 6, 1996
For a share outstanding throughout each period


                                  DEC. 31,   DEC. 31,    DEC. 31,    DEC. 31,   DEC. 31,
 FOR THE PERIOD ENDED:              2007       2006        2005        2004       2003
NET ASSET VALUE, BEGINNING OF
   PERIOD                         $ 19.75    $  16.96    $  16.33    $  14.93   $  12.32
INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment income (loss)      0.30        0.28        0.24        0.24       0.21
   Net realized and unrealized
      gain (loss) on investments     0.33        2.83        0.63        1.40       2.95
                                  -------    --------    --------    --------   --------
   Total from investment
      operations                     0.63        3.11        0.87        1.64       3.16
                                  -------    --------    --------    --------   --------
LESS DISTRIBUTIONS:
   Distributions from net
      investment income             (0.30)      (0.28)      (0.24)      (0.24)     (0.21)
   Distributions from net
      realized gain                 (1.34)      (0.04)       0.00        0.00      (0.34)
                                  -------    --------    --------    --------   --------
   Total distributions              (1.64)      (0.32)      (0.24)      (0.24)     (0.55)
                                  -------    --------    --------    --------   --------
NET ASSET VALUE, END OF PERIOD    $ 18.74    $  19.75    $  16.96    $  16.33   $  14.93
                                  =======    ========    ========    ========   ========
TOTAL RETURN/1/                      2.80%      18.55%       5.38%      11.08%     26.21%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period      $94,097    $116,232    $114,375    $120,138   $103,157
      (000s)
   Ratio of net investment
      income (loss) to average
      net assets/2/                  1.49%       1.53%       1.43%       1.59%      1.59%
   Ratio of expenses to average
      net assets prior to waived
      fees and reimbursed
      expenses/2,3/                  1.05%       1.04%       1.05%       1.03%      1.06%
   Waived fees and reimbursed
      expenses/2,3/                 (0.05)%     (0.04)%     (0.05)%     (0.03)%    (0.06)
   Ratio of expenses to average
      net assets/2,3/                1.00%       1.00%       1.00%       1.00%      1.00%
   Portfolio turnover rate/4/          20%         14%         23%         13%        15%



1 Total return calculations do not include any sales charges and would have been lower had certain expenses not been waived or reimbursed during the period shown.


2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

3    These ratios do not include expenses from the Underlying Funds.


4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


20 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on the Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.

To obtain information for a fee, write or email:
SEC's Public Reference Section 100 "F" Street, NE Washington, DC 20549-0102 publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                            Printed on Recycled paper
              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                              058VTF/P1710 05-08
                                                          ICA Reg. No. 811-09255

(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                   MAY 1, 2008


                                   Prospectus


WELLS FARGO ADVANTAGE FUNDS (Reg. TM) - VARIABLE TRUST


VT International Core Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUND

INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information                         3
VT International Core Fund                   4
Description of Principal Investment Risks    8
Portfolio Holdings Information              11


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE FUND

INFORMATION ABOUT THE FUND'S ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY



Organization and Management of the Fund   12
About Wells Fargo Variable Trust          12
The Investment Adviser                    12
The Sub-Adviser and Portfolio Managers    13
Dormant Multi-Manager Arrangement         14


--------------------------------------------------------------------------------

YOUR ACCOUNT

INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES


Investing in the Fund         15
Pricing Fund Shares           17
Compensation to Dealers and   18
  Shareholder
   Servicing Agents
Frequent Purchases and        19
  Redemptions of Fund
   Shares


--------------------------------------------------------------------------------


OTHER INFORMATION

INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions          20
Taxes                  20
Financial Highlights   21

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.


The Fund is distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about a Fund within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.


In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Fund's other service providers. "You" refers to the contract holder or potential investor.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

..    what the Fund is trying to achieve; and

..    how we intend to invest your money.

This section also provides a summary of the Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS


This section lists the principal risk factors for the Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in the Fund.


                                                          KEY FUND INFORMATION 3

VT INTERNATIONAL CORE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
New Star Institutional Managers Limited

PORTFOLIO MANAGERS
Mark Beale
Brian Coffey
Richard Lewis

FUND INCEPTION:
7/03/2000

INVESTMENT OBJECTIVE
The VT International Core Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:


..    at least 80% of the Fund's total assets in equity securities of foreign issuers; and


..    up to 20% of the Fund's total assets in emerging market equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES


We invest principally in equity securities of foreign issuers. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We invest in equity securities of foreign issuers that we believe have strong growth potential and offer good value relative to similar investments. These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises (company's history of meeting earnings targets). We follow a two-phase investment process. In the first phase, we conduct bottom-up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA) methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, we may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

4 VT INTERNATIONAL CORE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS

The Fund is primarily subject to the risks mentioned below.

..    Counter-Party Risk

..    Currency Hedging Risk

..    Derivatives Risk

..    Emerging Markets Risk
..    Foreign Investment Risk

..    Issuer Risk

..    Leverage Risk
..    Liquidity Risk
..    Management Risk
..    Market Risk

..    Regulatory Risk

..    Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                    VT INTERNATIONAL CORE FUND 5

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index (or indexes).

Please remember that past performance before and after taxes is no guarantee of future results. The performance for the Fund does not reflect fees charged by variable life insurance policies (VLI Policies) or variable annuity contracts (VA contracts). If it did, returns would be lower.

[GRAPHIC APPEARS HERE]


                         Calendar Year Total Returns/1/
                              as of 12/31 each year

  2001     2002      2003    2004    2005    2006     2007
-16.09%   -22.92%   31.46%   9.63%   9.67%   20.81%   12.67%


           BEST AND WORST QUARTER

Best Quarter:    Q2 2003    16.89%
Worst Quarter:   Q3 2002   -21.26%


          The Fund's year-to-date performance through March 31, 2008, was
          -9.94%.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007         1 YEAR   5 YEARS   LIFE OF FUND/1/
VT INTERNATIONAL CORE           12.67%    16.56%        3.00%
   FUND/1/
MSCI/EAFE INDEX/2/              11.17%    21.59%        6.06%



1 The VT International Core Fund incepted on July 3, 2000. Returns for the Fund and Index shown in the Life of Fund column are as of the Fund inception date.

2 The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") (Reg. TM) Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.

6 VT INTERNATIONAL CORE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES

These tables reflect the various costs and expenses of the Fund and do not reflect fees and charges that may be imposed by VA Contracts or VLI Policies. Such fees would be in addition to the fees and expenses shown here. Please see the prospectuses of the participating insurance companies for more details.

SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum sales charge          None
(load) imposed on purchases
 (AS A PERCENTAGE OF THE
OFFERING PRICE)
Maximum deferred sales        None
charge (load)
 (AS A PERCENTAGE OF THE
NET ASSET VALUE AT
PURCHASE)

ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted from Fund assets)

Management Fees/1/          0.75%
Distribution (12b-1) Fees   0.25%
Other Expenses/2/           0.43%
TOTAL ANNUAL FUND           1.43%
OPERATING EXPENSES
Fee Waivers                 0.43%
NET EXPENSES/3/             1.00%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.

2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund. Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.



3 The adviser has committed through April 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market or other fund held by the Fund, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;

     .    Your investment has a 5% return each year;

     .    You reinvest all distributions; and

     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

 1 Year    $  102
 3 Years   $  410
 5 Years   $  741
10 Years   $1,676

                                                    VT INTERNATIONAL CORE FUND 7

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for the Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.



COUNTER-PARTY RISK     When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                       Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                       Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

CURRENCY HEDGING RISK  An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. To manage currency exposure, a Fund may purchase currency futures or enter into forward currency contracts to "lock in" the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. Similar to a forward currency contract, currency futures contracts are standardized for the convenience of market participants and quoted on an exchange. To reduce the risk of one party to the contract defaulting, the accrued profit or loss from a futures contract is calculated and paid on a daily basis rather than on the maturity of the contract.

DERIVATIVES RISK       The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                       For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

EMERGING MARKETS RISK  Emerging markets securities typically present even greater exposure to the risks described under "Foreign Investment Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries.
                       Emerging markets may be under-capitalized and have less developed legal and financial systems than markets in the developed world. Additionally, emerging markets may have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.


8 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

FOREIGN INVESTMENT RISK  Foreign investments, including American Depositary Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

ISSUER RISK              The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.

LEVERAGE RISK            Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

LIQUIDITY RISK           A security may not be sold at the time desired or without adversely affecting the price.

MANAGEMENT RISK          We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

MARKET RISK              The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.

REGULATORY RISK          Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.


                                     DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 9

SMALLER COMPANY SECURITIES  Securities of companies with smaller market capitalizations tend to be more volatile and less
RISK                        liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.


10 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Fund's Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.


                                               PORTFOLIO HOLDINGS INFORMATION 11

ORGANIZATION AND MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

ABOUT WELLS FARGO VARIABLE TRUST

Wells Fargo Variable Trust (WFVT) was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of WFVT (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy. The Funds are available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of, or "investors" in, the Funds. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. WFVT currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, the Board monitors events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the Participating Insurance Companies. WFVT assumes no responsibility for such prospectuses.

THE INVESTMENT ADVISER


Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Fund. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Fund and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as described in the Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for the Fund is available in the Fund's semi-annual report for the fiscal half-year ended June 30, 2007.

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Fund and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.


For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

12 ORGANIZATION AND MANAGEMENT OF THE FUND

THE SUB-ADVISER AND PORTFOLIO MANAGERS

The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Fund. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Fund. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.
--------------------------------------------------------------------------------
NEW STAR INSTITUTIONAL MANAGERS LIMITED (New Star), located at 1 Knightsbridge Green, London, SW1X 7NE, England, is a London-based U.S.-registered investment adviser. New Star sub-advises the Fund. In this capacity, it is responsible for the day-to-day investment management of the Funds. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients.


MARK BEALE                   Mr. Beale is jointly responsible for managing the VT International Core Fund, which he
VT International Core Fund   has managed since 2004. Mr. Beale joined New Star in 1982 and is the lead portfolio manager for New Star's international equity product. He is co-head of Institutional
                             Equity and has oversight of the New Star team-based approach. Mr. Beale is a member of the Investment Policy and Currency Group, and is responsible for New Star's research and stock selection within the U.S. market. Education: B.A., Economic History,
                             University of Sussex, England.

BRIAN COFFEY                 Mr. Coffey is jointly responsible for managing the VT International Core Fund, which he
VT International Core Fund   has managed since 2006. Mr. Coffey joined New Star in 1988. He is the lead portfolio manager for the Emerging Market portfolios. He is a member of the Investment Policy
                             Group and leads the efforts for research and stock selection in Latin America.
                             Education: B.Sc., Financial Economics, University of London.

RICHARD LEWIS                Mr. Lewis is jointly responsible for managing the VT International Core Fund, which he
VT International Core Fund   has managed since 2004. Mr. Lewis joined New Star in 1989. Mr. Lewis is a member of the Investment Policy and Currency Group, and has specific regional responsibility for
                             New Star's European Equity group. Mr. Lewis is Co-Head of Institutional Equity and has oversight of the New Star Team based approach. Education: B.S., Economics and
                             Statistics, Bristol University, England.


                                      ORGANIZATION AND MANAGEMENT OF THE FUND 13

DORMANT MULTI-MANAGER ARRANGEMENT

The Board has adopted a "multi-manager" arrangement for. Under this arrangement, the Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the
Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

THE ADMINISTRATOR

Funds Management provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to WFVT's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund's business.


THE TRANSFER AGENT
Boston Financial Data Services, Inc. (BFDS) provides transfer agency and distribution disbursing services to the Fund.


14 ORGANIZATION AND MANAGEMENT OF THE FUND

INVESTING IN THE FUND
--------------------------------------------------------------------------------

Shares of WFVT are not offered directly to the general public. The Trust currently offers its Fund shares to separate accounts of various life insurance companies as funding vehicles for certain VA Contracts and VLI Policies (variable contracts) issued through the separate accounts by such life insurance companies. Many of the separate accounts are registered as investment companies with the SEC. When shares of WFVT are offered as a funding vehicle for variable contracts issued through such a separate account, a separate prospectus describing the separate account and the variable contracts being offered through it will accompany this prospectus. When WFVT offers Fund shares as funding vehicles for variable contracts issued through a separate account that is not registered as an investment company, a separate disclosure document (rather than a prospectus) describing the separate account and the variable contracts being offered through it will accompany this prospectus. In the future, WFVT may offer its Fund shares directly to qualified pension and retirement plans.

WFVT has entered into an agreement with the life insurance company sponsor of each separate account (a participation agreement) setting forth the terms and conditions pursuant to which the insurer will purchase and redeem shares of the Fund. In the event that WFVT offers shares of one or more Funds to a qualified pension or retirement plan, it likely will enter into a similar participation agreement. The discussion that follows reflects the terms of WFVT's current participation agreements (which do not differ materially from one another).

Shares of the Fund are sold in a continuous offering to the separate accounts to support the variable contracts. Net purchase payments under the variable contracts are placed in one or more sub-accounts of the separate accounts and the assets of each such sub-account are invested in the shares of the Fund corresponding to that sub-account. The separate accounts purchase and redeem shares of the Fund for their sub-accounts at each share's NAV without sales or redemption charges.

For each day on which a Fund's net asset value is calculated, the separate accounts transmit to WFVT any orders to purchase or redeem shares of the Fund based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners that have been processed on that day. The separate account purchases and redeems shares of each Fund at the Fund's NAV per share calculated as of that day (I.E., the day the separate account processes contract owner transactions), although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of a proper redemption order, except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations.

POTENTIAL FOR CONFLICT OF INTEREST

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners, or between the interests of owners of variable contracts issued by different insurance companies or through different separate accounts. A potential for certain conflicts exists between the interests of variable contract owners and participants in a qualified pension or retirement plan that might invest in the Fund. To the extent that such classes of investors are invested in the same Fund when a conflict of interest arises that might involve the Fund, one or more such classes of investors could be disadvantaged. WFVT currently does not foresee any such disadvantage to owners of variable contracts. Nonetheless, the Board of Trustees of WFVT will monitor the Fund for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determined to exist, then each life insurance company sponsoring a separate account investing the Fund will, to the extent reasonably practicable, take such action as is necessary to remedy the conflict or eliminate the conflict as it affects owners of variable contracts it has issued. If such a conflict were to occur in connection with a Fund, one or more insurance companies might be required to withdraw the investments of one or more of its separate accounts from the Fund or to substitute shares of another mutual fund (including another Fund) for those it holds of the Fund. This might force the Fund to sell portfolio securities at a disadvantageous price.

                                                        INVESTING IN THE FUND 15

HOW YOUR VOTE WOULD COUNT

With regard to Fund matters for which the 1940 Act requires a shareholder vote, life insurance companies sponsoring a separate account holding shares of a Fund vote such shares in accordance with instructions received from owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that separate account. Each share has one vote and votes are counted on an aggregate basis except as to matters where the interests of the Funds differ (such as approval of an investment advisory agreement or a change in a Fund's fundamental policies). In such a case, the voting is on a Fund-by-Fund basis. Fractional shares are counted. Shares held by a separate account for which no instructions are received are voted by the insurance company sponsor of the account, for or against any propositions, or in abstention, in the same proportion as the shares for which instructions have been received. Due to proportional voting, the disposition of a particular proposition could be determined by a small number of contract owners.

16 INVESTING IN THE FUND

PRICING FUND SHARES
--------------------------------------------------------------------------------


The share price (net asset value per share or NAV) for the Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate the Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of the Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of the Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.


In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.


DISTRIBUTION PLAN

We have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for each Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses, annual and semi-annual reports, and other materials to prospective beneficial owners of the Fund's shares, and the payment of compensation to Participating Insurance Companies. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets. These fees are paid out of the Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of insurance costs.


                                                          PRICING FUND SHARES 17

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------

In addition to dealer reallowances and payments made by the Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.


18 COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
--------------------------------------------------------------------------------


Excessive trading by Fund shareholders can negatively impact the Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact the Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing excessive trading risks. However, money market Funds, which are typically utilized by investors for cash management purposes and invest in highly liquid securities, are not as susceptible to these negative effects as non-money market Funds. Moreover, because all money market Funds typically maintain a $1.00 net asset value (NAV), there is no significant financial incentive for an investor to attempt to market time investments into a money market Fund.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund's policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, Funds Management takes steps to avoid accommodating frequent purchases and redemptions of shares by contract owners. Funds Management monitors available contract owner trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of a contract owner who completes a purchase and redemption in a Fund within 30 calendar days. Such contract owner will be precluded from investing in the Fund for a period of 30 calendar days.

Excessive trading may give rise to conflicts of interest between owners of different types of variable contracts and/or owners of variable contracts issued by different insurance companies that offer the Funds as investment options under their contracts.

An insurance company sponsor through whom variable contract owners may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, an insurance company may on its own limit or permit trading activity of its variable contract owners that invest in Fund shares using standards different from the standards used by the Fund and discussed in this prospectus. The Fund may permit an insurance company to enforce its own internal policies and procedures concerning frequent trading in instances where the Fund reasonably believes that the company's policies and procedures effectively discourage disruptive trading activity. If a variable contract owner purchases Fund shares through an insurance company sponsor, it should contact the company for more information about whether and how restrictions or limitations on trading activity will be applied to the separate account.


                            FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES 19

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Fund is treated separately in determining the amounts of distributions of any net investment income and realized net capital gains payable to its shareholders. A distribution is automatically reinvested on the payment date in additional Fund shares at NAV or paid in cash at the election of the Participating Insurance Company.

The Fund declares and makes distributions of any net investment income annually, and makes any realized net capital gains distributions at least annually.

TAXES
--------------------------------------------------------------------------------

For federal income tax purposes, the Fund is treated as a separate entity. The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, and will meet certain diversification requirements applicable to mutual funds underlying variable contracts. By so qualifying, the Fund expects to have little or no liability for federal income taxes by distributing substantially all of its net investment income and net realized capital gains to the separate accounts each year.

Since the separate accounts are the only shareholders of WFVT, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of variable contracts, see the accompanying contract prospectus or disclosure document.

20 TAXES

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period. The information, along with the report of an independent registered public accounting firm and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.


VT INTERNATIONAL CORE FUND
COMMENCED ON JULY 3, 2000
For a share outstanding throughout each period


                                DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
 FOR THE PERIOD ENDED:            2007       2006       2005       2004       2003
NET ASSET VALUE, BEGINNING OF
  PERIOD                        $  9.87    $  8.66    $  8.27    $  7.56    $  5.77
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income            0.17       0.18       0.13       0.06       0.02
  (loss)
  Net realized and
unrealized gain
   (loss) on investments           1.10       1.56       0.64       0.67       1.79
                                -------    -------    -------    -------    -------
  Total from investment
   operations                      1.27       1.74       0.77       0.73       1.81
                                -------    -------    -------    -------    -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income               0.00      (0.16)     (0.16)     (0.02)     (0.02)
  Distributions from net
realized
   gain                           (0.78)     (0.37)     (0.22)      0.00       0.00
                                -------    -------    -------    -------    -------
  Total distributions             (0.78)     (0.53)     (0.38)     (0.02)     (0.02)
                                -------    -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD  $ 10.36    $  9.87    $  8.66    $  8.27    $  7.56
                                =======    =======    =======    =======    =======
 TOTAL RETURN/1/                  12.67%     20.81%      9.67%      9.63%     31.46%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period     $44,470    $44,317    $39,602    $35,071    $22,033
  (000s)
  Ratio of net investment
income
   (loss) to average net           1.57%      1.85%      1.61%      0.87%      0.69%
  assets/2/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/2,3/                   1.44%      1.43%      1.41%      1.42%      1.59%
  Waived fees and reimbursed
   expenses/2,3/                  (0.44)%    (0.43)%    (0.41)%    (0.42)%    (0.59)%
  Ratio of expenses to
average
   net assets/2,3/                 1.00%      1.00%      1.00%      1.00%      1.00%
  Portfolio turnover rate/4/         65%        43%        53%       115%        90%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.


2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

3    These ratios do not include expenses from the Underlying Funds.


4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.^


                                                         FINANCIAL HIGHLIGHTS 21

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on the Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.

To obtain information for a fee, write or email:
SEC's Public Reference Section 100 "F" Street, NE Washington, DC 20549-0102 publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                            Printed on Recycled paper
              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                              058VTF/P1810 05-08
                                                          ICA Reg. No. 811-09255

(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                   MAY 1, 2008


                                   Prospectus


WELLS FARGO ADVANTAGE FUNDS (Reg. TM) - VARIABLE TRUST


VT Large Company Core Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUND

INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information             3
VT Large Company Core Fund       4
Description of Principal         8
  Investment Risks
Portfolio Holdings              10
  Information


--------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE FUND

INFORMATION ABOUT THE FUND'S ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY

Organization and Management    11
  of the Fund
About Wells Fargo Variable     11
  Trust
The Investment Adviser         11
The Sub-Adviser and            12
  Portfolio Manager
Dormant Multi-Manager          13
  Arrangement

--------------------------------------------------------------------------------

YOUR ACCOUNT

INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES


Investing in the Fund          14
Pricing Fund Shares            16
Compensation to Dealers and    17
  Shareholder
   Servicing Agents
Frequent Purchases and         18
  Redemptions of Fund
   Shares


--------------------------------------------------------------------------------


OTHER INFORMATION

INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions           19
Taxes                   19
Financial Highlights    20

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.


The Fund is distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about a Fund within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.


In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Fund's other service providers. "You" refers to the contract holder or potential investor.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

..    what the Fund is trying to achieve; and

..    how we intend to invest your money.

This section also provides a summary of the Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policies of the Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS


This section lists the principal risk factors for the Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in the Fund.


                                                          KEY FUND INFORMATION 3

VT LARGE COMPANY CORE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Matrix Asset Advisors, Inc.

PORTFOLIO MANAGER
David A. Katz, CFA

FUND INCEPTION:
4/12/1994

INVESTMENT OBJECTIVE
The VT Large Company Core Fund seeks total return comprised of long-term capital appreciation and current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

..    at least 80% of the Fund's net assets in equity securities of large-capitalization companies; and

..    up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of approximately 30 to 50 large-capitalization companies, the majority of which pay dividends. We define large-capitalization companies as those with market capitalizations of $3 billion or more. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We select companies that we believe are financially strong and meet specific valuation criteria as compared to the overall market and the companies' own valuation histories. Our discipline is predicated on establishing fundamental business valuations for strong businesses and then selectively investing in those qualifying companies whose stock prices are at least one-third lower than their business values. Our process is initially quantitative, focusing on absolute criteria such as the growth in a company's earnings, as well as relative criteria such as where a stock is currently trading versus its historic trading levels based on such criteria as its price to earnings, its price to book value, dividend yield and its price to sales. Our primary analytical effort is qualitative, where we assess whether a company is undervalued or merely statistically cheap. We focus on the role of management and the potential for a positive catalyst. We are disciplined sellers, basing our decisions on the relationship between a company's business value and its stock price. Typically, we sell a stock when the stock price equals the updated business value. Stocks will also be sold if we believe the business value and/or future prospects have materially eroded. We may also sell a stock if we believe a comparable company offers a more compelling opportunity based on valuation and prospects.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

4 VT LARGE COMPANY CORE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS

The Fund is primarily subject to the risks mentioned below.


     .    Counter-Party Risk

     .    Derivatives Risk
     .    Foreign Investment Risk
     .    Issuer Risk
     .    Leverage Risk

     .    Liquidity Risk
     .    Management Risk
     .    Market Risk
     .    Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                    VT LARGE COMPANY CORE FUND 5

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index (or indexes).

Please remember that past performance before and after taxes is no guarantee of future results. The performance for the Fund does not reflect fees charged by variable life insurance policies (VLI Policies) or variable annuity contracts (VA contracts). If it did, returns would be lower.

[GRAPHIC APPEARS HERE]


                                              Calendar Year Total Returns
                                                 as of 12/31 each year
 1998        1999         2000         2001         2002        2003       2004        2005        2006       2007
28.81%      20.41%       -13.60%      -19.21%      -25.84%     23.59%      8.38%       -2.24%     15.64%      2.31%


           BEST AND WORST QUARTER

  Best Quarter:       Q4 1998     22.93%
  Worst Quarter:      Q3 2001     -17.01%


          The Fund's year-to-date performance through March 31, 2008, was
          -7.52%.



AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007             1 YEAR       5 YEARS       10 YEARS
VT LARGE COMPANY CORE FUND           2.31%         9.15%         2.21%
S&P 500 INDEX/1/                     5.49%        12.83%         5.91%



1 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.


6 VT LARGE COMPANY CORE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES

These tables reflect the various costs and expenses of the Fund and do not reflect fees and charges that may be imposed by VA Contracts or VLI Policies. Such fees would be in addition to the fees and expenses shown here. Please see the prospectuses of the participating insurance companies for more details.

SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge                      None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                    None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                   0.55%
  Distribution (12b-1) Fees            0.25%
  Other Expenses/2/                    0.41%
  TOTAL ANNUAL FUND                    1.21%
  OPERATING EXPENSES
  Fee Waivers                          0.21%
  NET EXPENSES/3/                      1.00%


1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.55% for the first $500 million; 0.50% for the next $500 million; 0.45% for the next $2 billion; 0.425% for the next $2 billion; and 0.40% for assets over $5 billion.


2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund. Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.



3 The adviser has committed through April 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market or other fund held by the Fund, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;

     .    Your investment has a 5% return each year;

     .    You reinvest all distributions; and

     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                 $102
   3 Years                $336
   5 Years                $645
  10 Years              $1,447


                                                    VT LARGE COMPANY CORE FUND 7

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for the Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.



COUNTER-PARTY RISK       When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                         Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                         Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

DERIVATIVES RISK         The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                         For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

FOREIGN INVESTMENT RISK  Foreign investments, including American Depositary Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

ISSUER RISK              The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.


8 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

LEVERAGE RISK    Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

LIQUIDITY RISK   A security may not be sold at the time desired or without adversely affecting the price.

MANAGEMENT RISK  We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

MARKET RISK      The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.

REGULATORY RISK  Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.


                                     DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 9

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Fund's Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.


10 PORTFOLIO HOLDINGS INFORMATION

ORGANIZATION AND MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

ABOUT WELLS FARGO VARIABLE TRUST

Wells Fargo Variable Trust (WFVT) was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of WFVT (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy. The Funds are available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of, or "investors" in, the Funds. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. WFVT currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, the Board monitors events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the Participating Insurance Companies. WFVT assumes no responsibility for such prospectuses.

THE INVESTMENT ADVISER


Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Fund. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Fund and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as described in the Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for the Fund is available in the Fund's semi-annual report for the fiscal half-year ended June 30, 2007.

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Fund and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.


For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

                                      ORGANIZATION AND MANAGEMENT OF THE FUND 11

THE SUB-ADVISER AND PORTFOLIO MANAGER

The following sub-adviser and portfolio manager perform day-to-day investment management activities for the Fund. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Fund. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.
--------------------------------------------------------------------------------

MATRIX ASSET ADVISORS, INC. (Matrix), located at 747 Third Avenue, 31st Floor, New York, NY 10017, is the investment sub-adviser for the and and thereby is responsible for the day-to-day investment activities of the and. Matrix is a registered investment adviser that provides investment advisory services to the Matrix Advisors Value Fund, individuals, endowments, and pension accounts.

DAVID A. KATZ, CFA           Mr. Katz is responsible for managing the VT Large Company Core Fund, which he has
VT Large Company Core Fund   managed since 2005. Mr. Katz is the president and chief investment officer of Matrix since 1990. Mr. Katz chairs the Investment Policy Committee and is also a portfolio manager and research analyst. He has managed the Matrix Advisors Value Fund from
                             1996 until the present. Education: B.A., Economics, Union College; M.B.A., Finance, New
                             York University Graduate School of Business.

12 ORGANIZATION AND MANAGEMENT OF THE FUND

DORMANT MULTI-MANAGER ARRANGEMENT


The Board has adopted a "multi-manager" arrangement for. Under this arrangement, the Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

THE ADMINISTRATOR

Funds Management provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to WFVT's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund's business.


THE TRANSFER AGENT

Boston Financial Data Services, Inc. (BFDS) provides transfer agency and distribution disbursing services to the Fund.


                                      ORGANIZATION AND MANAGEMENT OF THE FUND 13

INVESTING IN THE FUND
--------------------------------------------------------------------------------

Shares of WFVT are not offered directly to the general public. The Trust currently offers its Fund shares to separate accounts of various life insurance companies as funding vehicles for certain VA Contracts and VLI Policies (variable contracts) issued through the separate accounts by such life insurance companies. Many of the separate accounts are registered as investment companies with the SEC. When shares of WFVT are offered as a funding vehicle for variable contracts issued through such a separate account, a separate prospectus describing the separate account and the variable contracts being offered through it will accompany this prospectus. When WFVT offers Fund shares as funding vehicles for variable contracts issued through a separate account that is not registered as an investment company, a separate disclosure document (rather than a prospectus) describing the separate account and the variable contracts being offered through it will accompany this prospectus. In the future, WFVT may offer its Fund shares directly to qualified pension and retirement plans.

WFVT has entered into an agreement with the life insurance company sponsor of each separate account (a participation agreement) setting forth the terms and conditions pursuant to which the insurer will purchase and redeem shares of the Fund. In the event that WFVT offers shares of one or more Funds to a qualified pension or retirement plan, it likely will enter into a similar participation agreement. The discussion that follows reflects the terms of WFVT's current participation agreements (which do not differ materially from one another).

Shares of the Fund are sold in a continuous offering to the separate accounts to support the variable contracts. Net purchase payments under the variable contracts are placed in one or more sub-accounts of the separate accounts and the assets of each such sub-account are invested in the shares of the Fund corresponding to that sub-account. The separate accounts purchase and redeem shares of the Fund for their sub-accounts at each share's NAV without sales or redemption charges.

For each day on which a Fund's net asset value is calculated, the separate accounts transmit to WFVT any orders to purchase or redeem shares of the Fund based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners that have been processed on that day. The separate account purchases and redeems shares of each Fund at the Fund's NAV per share calculated as of that day (I.E., the day the separate account processes contract owner transactions), although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of a proper redemption order, except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations.

POTENTIAL FOR CONFLICT OF INTEREST

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners, or between the interests of owners of variable contracts issued by different insurance companies or through different separate accounts. A potential for certain conflicts exists between the interests of variable contract owners and participants in a qualified pension or retirement plan that might invest in the Fund. To the extent that such classes of investors are invested in the same Fund when a conflict of interest arises that might involve the Fund, one or more such classes of investors could be disadvantaged. WFVT currently does not foresee any such disadvantage to owners of variable contracts. Nonetheless, the Board of Trustees of WFVT will monitor the Fund for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determined to exist, then each life insurance company sponsoring a separate account investing the Fund will, to the extent reasonably practicable, take such action as is necessary to remedy the conflict or eliminate the conflict as it affects owners of variable contracts it has issued. If such a conflict were to occur in connection with a Fund, one or more insurance companies might be required to withdraw the investments of one or more of its separate accounts from the Fund or to substitute shares of another mutual fund (including another Fund) for those it holds of the Fund. This might force the Fund to sell portfolio securities at a disadvantageous price.

14 INVESTING IN THE FUND

HOW YOUR VOTE WOULD COUNT

With regard to Fund matters for which the 1940 Act requires a shareholder vote, life insurance companies sponsoring a separate account holding shares of a Fund vote such shares in accordance with instructions received from owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that separate account. Each share has one vote and votes are counted on an aggregate basis except as to matters where the interests of the Funds differ (such as approval of an investment advisory agreement or a change in a Fund's fundamental policies). In such a case, the voting is on a Fund-by-Fund basis. Fractional shares are counted. Shares held by a separate account for which no instructions are received are voted by the insurance company sponsor of the account, for or against any propositions, or in abstention, in the same proportion as the shares for which instructions have been received. Due to proportional voting, the disposition of a particular proposition could be determined by a small number of contract owners.

                                                        INVESTING IN THE FUND 15

PRICING FUND SHARES
--------------------------------------------------------------------------------


The share price (net asset value per share or NAV) for the Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate the Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of the Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of the Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.


In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.


DISTRIBUTION PLAN

We have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for each Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses, annual and semi-annual reports, and other materials to prospective beneficial owners of the Fund's shares, and the payment of compensation to Participating Insurance Companies. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets. These fees are paid out of the Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of insurance costs.


16 PRICING FUND SHARES

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------



In addition to dealer reallowances and payments made by the Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.


                     COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS 17

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
--------------------------------------------------------------------------------


Excessive trading by Fund shareholders can negatively impact the Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact the Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing excessive trading risks. However, money market Funds, which are typically utilized by investors for cash management purposes and invest in highly liquid securities, are not as susceptible to these negative effects as non-money market Funds. Moreover, because all money market Funds typically maintain a $1.00 net asset value (NAV), there is no significant financial incentive for an investor to attempt to market time investments into a money market Fund.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund's policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, Funds Management takes steps to avoid accommodating frequent purchases and redemptions of shares by contract owners. Funds Management monitors available contract owner trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of a contract owner who completes a purchase and redemption in a Fund within 30 calendar days. Such contract owner will be precluded from investing in the Fund for a period of 30 calendar days.

Excessive trading may give rise to conflicts of interest between owners of different types of variable contracts and/or owners of variable contracts issued by different insurance companies that offer the Funds as investment options under their contracts.

An insurance company sponsor through whom variable contract owners may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, an insurance company may on its own limit or permit trading activity of its variable contract owners that invest in Fund shares using standards different from the standards used by the Fund and discussed in this prospectus. The Fund may permit an insurance company to enforce its own internal policies and procedures concerning frequent trading in instances where the Fund reasonably believes that the company's policies and procedures effectively discourage disruptive trading activity. If a variable contract owner purchases Fund shares through an insurance company sponsor, it should contact the company for more information about whether and how restrictions or limitations on trading activity will be applied to the separate account.


18 FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Fund is treated separately in determining the amounts of distributions of any net investment income and realized net capital gains payable to its shareholders. A distribution is automatically reinvested on the payment date in additional Fund shares at NAV or paid in cash at the election of the Participating Insurance Company.

The Fund declares and makes distributions of any net investment income annually, and makes any realized net capital gains distributions at least annually.

TAXES
--------------------------------------------------------------------------------

For federal income tax purposes, the Fund is treated as a separate entity. The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, and will meet certain diversification requirements applicable to mutual funds underlying variable contracts. By so qualifying, the Fund expects to have little or no liability for federal income taxes by distributing substantially all of its net investment income and net realized capital gains to the separate accounts each year.

Since the separate accounts are the only shareholders of WFVT, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of variable contracts, see the accompanying contract prospectus or disclosure document.

                                                                        TAXES 19

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period. The information, along with the report of an independent registered public accounting firm and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.


VT LARGE COMPANY CORE FUND

COMMENCED ON APRIL 12, 1994
For a share outstanding throughout each period


                                 DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
FOR THE PERIOD ENDED:              2007       2006       2005       2004       2003
NET ASSET VALUE, BEGINNING
OF PERIOD                        $ 15.59    $ 13.58    $ 13.97    $ 12.89    $ 10.43
INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income (loss)      0.14       0.10       0.08       0.00      (0.05)
  Net realized and
    unrealized gain
    (loss) on investments           0.23       2.01      (0.39)      1.08       2.51
                                 -------    -------    -------    -------    -------
  Total from investment
    operations                      0.37       2.11      (0.31)      1.08       2.46
                                 -------    -------    -------    -------    -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                0.00      (0.10)     (0.08)      0.00       0.00
  Distributions from net
   realized gain                    0.00       0.00       0.00       0.00       0.00
                                 -------    -------    -------    -------    -------
  Total distributions               0.00      (0.10)     (0.08)      0.00       0.00
                                 -------    -------    -------    -------    -------
 NET ASSET VALUE, END OF         $ 15.96    $ 15.59    $ 13.58    $ 13.97    $ 12.89
  PERIOD                         =======    =======    =======    =======    =======
TOTAL RETURN/1/                     2.37%     15.57%     (2.24)%     8.38%     23.59%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period      $20,141    $25,349    $28,460    $38,055    $43,384
    (000s)
  Ratio of net investment
    income (loss) to average
    net assets/2/                   0.76%      0.64%      0.49%     (0.03)%    (0.44)%
  Ratio of expenses to
    average net assets prior
    to waived fees and
    reimbursed expenses/2,3/        1.22%      1.19%      1.13%      1.13%      1.13%
  Waived fees and reimbursed
    expenses/2,3/                  (0.22)%    (0.19)%    (0.13)%    (0.13)%    (0.13)%
  Ratio of expenses to
    average net assets/2,3/         1.00%      1.00%      1.00%      1.00%      1.00%
  Portfolio turnover rate/4/          42%        19%       112%        45%        58%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.


2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

3    These ratios do not include expenses from the Underlying Funds.


4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.^


20 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on the Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.

To obtain information for a fee, write or email:
SEC's Public Reference Section 100 "F" Street, NE Washington, DC 20549-0102 publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                              058VTF/P2010 05-08
                                                          ICA Reg. No. 811-09255


(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                   MAY 1, 2008


                                   Prospectus


WELLS FARGO ADVANTAGE FUNDS (Reg. TM) - VARIABLE TRUST


VT Large Company Growth Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUND

INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information            3
VT Large Company Growth Fund    4
Description of Principal        8
  Investment Risks
Portfolio Holdings             10
  Information


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE FUND

INFORMATION ABOUT THE FUND'S ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management    11
  of the Fund
About Wells Fargo Variable     11
  Trust
The Investment Adviser         11
The Sub-Adviser and            12
  Portfolio Managers
Dormant Multi-Manager          13
  Arrangement


--------------------------------------------------------------------------------


YOUR ACCOUNT

INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES



Investing in the Fund          14
Pricing Fund Shares            16
Compensation to Dealers and    17
  Shareholder
   Servicing Agents
Frequent Purchases and         18
  Redemptions of Fund
   Shares


--------------------------------------------------------------------------------

OTHER INFORMATION

INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions           19
Taxes                   19
Financial Highlights    20

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.


The Fund is distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about a Fund within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.


In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Fund's other service providers. "You" refers to the contract holder or potential investor.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

..    what the Fund is trying to achieve; and

..    how we intend to invest your money.

This section also provides a summary of the Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policies of the Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS


This section lists the principal risk factors for the Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in the Fund.


                                                          KEY FUND INFORMATION 3

VT LARGE COMPANY GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER
Peregrine Capital Management, Inc.

PORTFOLIO MANAGERS
John S. Dale, CFA
Gary E. Nussbaum, CFA

FUND INCEPTION:
9/20/1999

INVESTMENT OBJECTIVE
The VT Large Company Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS

Under normal circumstances, we invest:

..    at least 80% of the Fund's net assets in equity securities of large-capitalization companies; and

..    up to 20% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. However, we normally do not invest more than 10% of the Fund's total assets in the securities of a single issuer. We define large-capitalization companies as those with market capitalizations of $3 billion or more. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

In selecting securities for the Fund, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including: dominance in their niche or industry; low cost producers; low levels of leverage; potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

4 VT LARGE COMPANY GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS

The Fund is primarily subject to the risks mentioned below.

     .    Counter-Party Risk
     .    Derivatives Risk
     .    Foreign Investment Risk
     .    Growth Style Investment Risk
     .    Issuer Risk

     .    Leverage Risk
     .    Liquidity Risk
     .    Management Risk
     .    Market Risk
     .    Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                  VT LARGE COMPANY GROWTH FUND 5

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index (or indexes).

Please remember that past performance before and after taxes is no guarantee of future results. The performance for the Fund does not reflect fees charged by variable life insurance policies (VLI Policies) or variable annuity contracts (VA contracts). If it did, returns would be lower.

[GRAPHIC APPEARS HERE]


                               Calendar Year Total Returns/1/
                                    as of 12/31 each year

 2000      2001       2002      2003     2004     2005     2006     2007
-0.58%    -20.88%    -28.01%   26.28%    3.26%    5.70%    2.35%    7.61%


           BEST AND WORST QUARTER

  Best Quarter:       Q4 2001     18.25%
  Worst Quarter:      Q1 2001     -22.58%


          The Fund's year-to-date performance through March 31, 2008, was
          -13.76%.



AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2007                   1 YEAR     5 YEARS     LIFE OF FUND/1/
VT LARGE COMPANY GROWTH FUND/1/            7.61%      8.71%           0.41%
RUSSELL 1000 (Reg. TM) GROWTH INDEX/2/    11.81%     12.10%          -0.76%



1 The VT Large Company Growth Fund incepted on September 20, 1999. Returns for the Fund and Index shown in the Life of Fund column are as of the Fund inception date.


2 The Russell 1000 (Reg. TM) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

6 VT LARGE COMPANY GROWTH FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES

These tables reflect the various costs and expenses of the Fund and do not reflect fees and charges that may be imposed by VA Contracts or VLI Policies. Such fees would be in addition to the fees and expenses shown here. Please see the prospectuses of the participating insurance companies for more details.

 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge                                     None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales                                   None
  charge (load)
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                      0.55%
  Distribution (12b-1) Fees                               0.25%
  Other Expenses/2/                                       0.25%
  TOTAL ANNUAL FUND                                       1.05%
  OPERATING EXPENSES
  Fee Waivers                                             0.05%
  NET EXPENSES/3/                                         1.00%


1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.55% for the first $500 million; 0.50% for the next $500 million; 0.45% for the next $2 billion; 0.425% for the next $2 billion; and 0.40% for assets over $5 billion.


2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund. Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.



3 The adviser has committed through April 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market or other fund held by the Fund, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;

     .    Your investment has a 5% return each year;

     .    You reinvest all distributions; and

     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                 $102
   3 Years                $329
   5 Years                $575
  10 Years              $1,278


                                                  VT LARGE COMPANY GROWTH FUND 7

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for the Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.



COUNTER-PARTY RISK       When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                         Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                         Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

DERIVATIVES RISK         The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                         For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

FOREIGN INVESTMENT RISK  Foreign investments, including American Depositary Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.


8 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

GROWTH STYLE INVESTMENT RISK  Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.

ISSUER RISK                   The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.

LEVERAGE RISK                 Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

LIQUIDITY RISK                A security may not be sold at the time desired or without adversely affecting the price.

MANAGEMENT RISK               We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

MARKET RISK                   The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.

REGULATORY RISK               Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.


                                     DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 9

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Fund's Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.


10 PORTFOLIO HOLDINGS INFORMATION

ORGANIZATION AND MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

ABOUT WELLS FARGO VARIABLE TRUST

Wells Fargo Variable Trust (WFVT) was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of WFVT (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy. The Funds are available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of, or "investors" in, the Funds. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. WFVT currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, the Board monitors events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the Participating Insurance Companies. WFVT assumes no responsibility for such prospectuses.

THE INVESTMENT ADVISER


Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Fund. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Fund and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as described in the Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for the Fund is available in the Fund's semi-annual report for the fiscal half-year ended June 30, 2007.

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Fund and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.


For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

                                      ORGANIZATION AND MANAGEMENT OF THE FUND 11

THE SUB-ADVISER AND PORTFOLIO MANAGERS

The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Fund. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Fund. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.
--------------------------------------------------------------------------------

PEREGRINE CAPITAL MANAGEMENT, INC. (Peregrine), an affiliate of Funds Management and direct wholly owned subsidiary of Wells Fargo & Company, located at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is the investment sub-adviser for the VT Large Company Growth Fund. Accordingly, Peregrine is responsible for the day-to-day investment management activities of the Fund. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) Plans, foundations and endowments.


JOHN S. DALE, CFA             Mr. Dale is jointly responsible for managing the VT Large Company Growth Fund, which
VT Large Company Growth Fund  he has managed since 1999. Mr. Dale joined Peregrine in 1987 as a senior vice president and portfolio manager. He founded this strategy in 1983 and has managed large company growth portfolios since 1971. Education: B.A., Marketing, University of
                              Minnesota.

GARY E. NUSSBAUM, CFA         Mr. Nussbaum is jointly responsible for managing the VT Large Company Growth Fund,
VT Large Company Growth Fund  which he has managed since 1999. Mr. Nussbaum joined Peregrine in 1990 as a portfolio manager where he has managed large company growth portfolios.
                              Education: B.A., Finance, University of Wisconsin; M.B.A., University of Wisconsin.


12 ORGANIZATION AND MANAGEMENT OF THE FUND

DORMANT MULTI-MANAGER ARRANGEMENT

The Board has adopted a "multi-manager" arrangement for. Under this arrangement, the Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

THE ADMINISTRATOR

Funds Management provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to WFVT's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund's business.


THE TRANSFER AGENT

Boston Financial Data Services, Inc. (BFDS) provides transfer agency and distribution disbursing services to the Fund.


                                      ORGANIZATION AND MANAGEMENT OF THE FUND 13

INVESTING IN THE FUND
--------------------------------------------------------------------------------

Shares of WFVT are not offered directly to the general public. The Trust currently offers its Fund shares to separate accounts of various life insurance companies as funding vehicles for certain VA Contracts and VLI Policies (variable contracts) issued through the separate accounts by such life insurance companies. Many of the separate accounts are registered as investment companies with the SEC. When shares of WFVT are offered as a funding vehicle for variable contracts issued through such a separate account, a separate prospectus describing the separate account and the variable contracts being offered through it will accompany this prospectus. When WFVT offers Fund shares as funding vehicles for variable contracts issued through a separate account that is not registered as an investment company, a separate disclosure document (rather than a prospectus) describing the separate account and the variable contracts being offered through it will accompany this prospectus. In the future, WFVT may offer its Fund shares directly to qualified pension and retirement plans.

WFVT has entered into an agreement with the life insurance company sponsor of each separate account (a participation agreement) setting forth the terms and conditions pursuant to which the insurer will purchase and redeem shares of the Fund. In the event that WFVT offers shares of one or more Funds to a qualified pension or retirement plan, it likely will enter into a similar participation agreement. The discussion that follows reflects the terms of WFVT's current participation agreements (which do not differ materially from one another).

Shares of the Fund are sold in a continuous offering to the separate accounts to support the variable contracts. Net purchase payments under the variable contracts are placed in one or more sub-accounts of the separate accounts and the assets of each such sub-account are invested in the shares of the Fund corresponding to that sub-account. The separate accounts purchase and redeem shares of the Fund for their sub-accounts at each share's NAV without sales or redemption charges.

For each day on which a Fund's net asset value is calculated, the separate accounts transmit to WFVT any orders to purchase or redeem shares of the Fund based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners that have been processed on that day. The separate account purchases and redeems shares of each Fund at the Fund's NAV per share calculated as of that day (I.E., the day the separate account processes contract owner transactions), although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of a proper redemption order, except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations.

POTENTIAL FOR CONFLICT OF INTEREST

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners, or between the interests of owners of variable contracts issued by different insurance companies or through different separate accounts. A potential for certain conflicts exists between the interests of variable contract owners and participants in a qualified pension or retirement plan that might invest in the Fund. To the extent that such classes of investors are invested in the same Fund when a conflict of interest arises that might involve the Fund, one or more such classes of investors could be disadvantaged. WFVT currently does not foresee any such disadvantage to owners of variable contracts. Nonetheless, the Board of Trustees of WFVT will monitor the Fund for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determined to exist, then each life insurance company sponsoring a separate account investing the Fund will, to the extent reasonably practicable, take such action as is necessary to remedy the conflict or eliminate the conflict as it affects owners of variable contracts it has issued. If such a conflict were to occur in connection with a Fund, one or more insurance companies might be required to withdraw the investments of one or more of its separate accounts from the Fund or to substitute shares of another mutual fund (including another Fund) for those it holds of the Fund. This might force the Fund to sell portfolio securities at a disadvantageous price.

14 INVESTING IN THE FUND

HOW YOUR VOTE WOULD COUNT

With regard to Fund matters for which the 1940 Act requires a shareholder vote, life insurance companies sponsoring a separate account holding shares of a Fund vote such shares in accordance with instructions received from owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that separate account. Each share has one vote and votes are counted on an aggregate basis except as to matters where the interests of the Funds differ (such as approval of an investment advisory agreement or a change in a Fund's fundamental policies). In such a case, the voting is on a Fund-by-Fund basis. Fractional shares are counted. Shares held by a separate account for which no instructions are received are voted by the insurance company sponsor of the account, for or against any propositions, or in abstention, in the same proportion as the shares for which instructions have been received. Due to proportional voting, the disposition of a particular proposition could be determined by a small number of contract owners.

                                                        INVESTING IN THE FUND 15

PRICING FUND SHARES
--------------------------------------------------------------------------------


The share price (net asset value per share or NAV) for the Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate the Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of the Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of the Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.


In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.


DISTRIBUTION PLAN
We have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for each Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses, annual and semi-annual reports, and other materials to prospective beneficial owners of the Fund's shares, and the payment of compensation to Participating Insurance Companies. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets. These fees are paid out of the Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of insurance costs.


16 PRICING FUND SHARES

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------



In addition to dealer reallowances and payments made by the Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.


                     COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS 17

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
--------------------------------------------------------------------------------


Excessive trading by Fund shareholders can negatively impact the Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact the Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing excessive trading risks. However, money market Funds, which are typically utilized by investors for cash management purposes and invest in highly liquid securities, are not as susceptible to these negative effects as non-money market Funds. Moreover, because all money market Funds typically maintain a $1.00 net asset value (NAV), there is no significant financial incentive for an investor to attempt to market time investments into a money market Fund.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund's policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, Funds Management takes steps to avoid accommodating frequent purchases and redemptions of shares by contract owners. Funds Management monitors available contract owner trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of a contract owner who completes a purchase and redemption in a Fund within 30 calendar days. Such contract owner will be precluded from investing in the Fund for a period of 30 calendar days.

Excessive trading may give rise to conflicts of interest between owners of different types of variable contracts and/or owners of variable contracts issued by different insurance companies that offer the Funds as investment options under their contracts.

An insurance company sponsor through whom variable contract owners may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, an insurance company may on its own limit or permit trading activity of its variable contract owners that invest in Fund shares using standards different from the standards used by the Fund and discussed in this prospectus. The Fund may permit an insurance company to enforce its own internal policies and procedures concerning frequent trading in instances where the Fund reasonably believes that the company's policies and procedures effectively discourage disruptive trading activity. If a variable contract owner purchases Fund shares through an insurance company sponsor, it should contact the company for more information about whether and how restrictions or limitations on trading activity will be applied to the separate account.


18 FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Fund is treated separately in determining the amounts of distributions of any net investment income and realized net capital gains payable to its shareholders. A distribution is automatically reinvested on the payment date in additional Fund shares at NAV or paid in cash at the election of the Participating Insurance Company.

The Fund declares and makes distributions of any net investment income annually, and makes any realized net capital gains distributions at least annually.

TAXES
--------------------------------------------------------------------------------

For federal income tax purposes, the Fund is treated as a separate entity. The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, and will meet certain diversification requirements applicable to mutual funds underlying variable contracts. By so qualifying, the Fund expects to have little or no liability for federal income taxes by distributing substantially all of its net investment income and net realized capital gains to the separate accounts each year.

Since the separate accounts are the only shareholders of WFVT, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of variable contracts, see the accompanying contract prospectus or disclosure document.

                                                                        TAXES 19

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period. The information, along with the report of an independent registered public accounting firm and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.


VT LARGE COMPANY GROWTH FUND
COMMENCED ON SEPTEMBER 20, 1999
For a share outstanding throughout each period


                                  DEC. 31,   DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
FOR THE PERIOD ENDED:               2007       2006        2005        2004        2003
NET ASSET VALUE, BEGINNING OF
   PERIOD                         $  9.59    $   9.37    $   8.88    $   8.60    $  6.81
INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment income (loss)      0.02       (0.02)      (0.02)       0.02      (0.03)
   Net realized and unrealized
     gain (loss) on investments      0.71        0.24        0.53        0.26       1.82
                                  -------    --------    --------    --------    --------
   Total from investment
     operations                      0.73        0.22        0.51        0.28       1.79
                                  -------    --------    --------    --------    --------
LESS DISTRIBUTIONS:
  Distributions from net
    investment income                0.00        0.00       (0.02)       0.00       0.00
  Distributions from net
    realized gain                    0.00        0.00        0.00        0.00       0.00
                                  -------    --------    --------    --------    --------
  Total distributions                0.00        0.00       (0.02)       0.00       0.00
                                  -------    --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD    $ 10.32    $   9.59    $   9.37    $   8.88    $  8.60
                                  =======    ========    ========    ========    ========
TOTAL RETURN/1/                      7.61%       2.35%       5.70%       3.26%     26.28%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period       $99,065    $108,621    $116,003    $107,229    $96,802
    (000s)
  Ratio of net investment
    income (loss) to average
    net assets/2/                    0.19%      (0.16)%     (0.21)%      0.18%     (0.46)%
  Ratio of expenses to
    average net assets prior to
    waived fees and reimbursed
    expenses/2,3/                    1.05%       1.04%       1.05%       1.05%      1.06%
  Waived fees and reimbursed
    expenses/2,3/                   (0.05)%     (0.04)%     (0.05)%     (0.05)%    (0.06)%
  Ratio of expenses to average
    net assets/2,3/                  1.00%       1.00%       1.00%       1.00%      1.00%
  Portfolio turnover rate/4/           10%         12%         11%         15%        10%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.


2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

3    These ratios do not include expenses from the Underlying Funds.


4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


20 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on the Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.

To obtain information for a fee, write or email:
SEC's Public Reference Section 100 "F" Street, NE Washington, DC 20549-0102 publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                            Printed on Recycled paper
              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                              058VTF/P2110 05-08
                                                          ICA Reg. No. 811-09255

(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                   MAY 1, 2008


                                   Prospectus


WELLS FARGO ADVANTAGE FUNDS (Reg. TM) - VARIABLE TRUST


VT Money Market Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUND

INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information                        3
VT Money Market Fund                        4
Description of Principal Investment Risks   7
Portfolio Holdings Information              9



--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE FUND

INFORMATION ABOUT THE FUND'S ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management of the Fund   10
About Wells Fargo Variable Trust          10
The Investment Adviser                    10
The Sub-Adviser                           11
Dormant Multi-Manager Arrangement         11


--------------------------------------------------------------------------------


YOUR INVESTMENT

INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY AND SELL FUND SHARES



Investing in the Fund                                      12
Pricing Fund Shares                                        14
Compensation to Dealers and Shareholder Servicing Agents   15
Frequent Purchases and Redemptions of Fund Shares          16


--------------------------------------------------------------------------------

OTHER INFORMATION

INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions          17
Taxes                  17
Financial Highlights   18

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.


The Fund is distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about a Fund within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.


In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Fund's other service providers. "You" refers to the contract holder or potential investor.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

..    what the Fund is trying to achieve; and

..    how we intend to invest your money.

This section also provides a summary of the Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS


This section lists the principal risk factors for the Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in the Fund.


                                                          KEY FUND INFORMATION 3

VT MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
05/19/1994

INVESTMENT OBJECTIVE
The VT Money Market Fund seeks current income, while preserving capital and liquidity.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS

Under normal circumstances, we invest exclusively in high-quality, short-term U.S. dollar-denominated money market instruments of domestic and foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We actively manage a portfolio of high-quality, short-term U.S. dollar-denominated money market instruments. We will only purchase First Tier securities. These include, but are not limited to, bank obligations such as time deposits and certificates of deposit, government securities, asset-backed securities, commercial paper, corporate bonds and repurchase agreements. These investments may have fixed, floating, or variable rates of interest and may be obligations of U.S. or foreign issuers. We may invest more than 25% of the Fund's total assets in U.S. dollar-denominated obligations of U.S. banks.

Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS

The Fund is primarily subject to the risks mentioned below.

     .    Counter-Party Risk
     .    Debt Securities Risk
     .    Foreign Investment Risk
     .    Issuer Risk
     .    Leverage Risk

     .    Management Risk
     .    Market Risk
     .    Money Market Fund Risk
     .    Regulatory Risk
     .    U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

4 VT MONEY MARKET FUND

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index (or indexes).

Please remember that past performance before and after taxes is no guarantee of future results. The performance for the Fund does not reflect fees charged by variable life insurance policies (VLI Policies) or variable annuity contracts (VA contracts). If it did, returns would be lower.

[GRAPHIC APPEARS HERE]


                     Calendar Year Total Returns
                        as of 12/31 each year

1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
4.77%  4.46%  5.76%  3.73%  1.25%  0.50%  0.70%  2.55%  4.41%  4.68%


     BEST AND WORST QUARTER

Best Quarter:    Q4 2000   1.49%
Worst Quarter:   Q2 2004   0.09%


     The Fund's year-to-date performance through March 31, 2008, was 0.80%.


     To obtain a current 7-day yield for the Fund, call toll-free 1-800-222-8222


AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007        1 YEAR   5 YEARS   10 YEARS
VT MONEY MARKET FUND            4.68%    2.55%      3.26%


                                                          VT MONEY MARKET FUND 5

--------------------------------------------------------------------------------
FEES AND EXPENSES

These tables reflect the various costs and expenses of the Fund and do not reflect fees and charges that may be imposed by VA Contracts or VLI Policies. Such fees would be in addition to the fees and expenses shown here. Please see the prospectuses of the participating insurance companies for more details.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (AS A       None
   PERCENTAGE OF THE OFFERING PRICE)
Maximum deferred sales charge (load) (AS A PERCENTAGE OF     None
   THE NET ASSET VALUE AT PURCHASE)


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees/1/                              0.30%
Distribution (12b-1) Fees                       0.25%
Other Expenses/2/                               0.28%
TOTAL ANNUAL FUND                               0.83%
OPERATING EXPENSES
Fee Waivers                                     0.08%
NET EXPENSES/3/                                 0.75%


1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.30% for the first $1 billion; 0.275% for the next $4 billion; and 0.25% for assets over $5 billion.


2 Includes expenses payable to affiliates of Wells Fargo & Company. Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.



3 The adviser has committed through April 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market or other fund held by the Fund, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;

     .    Your investment has a 5% return each year;

     .    You reinvest all distributions; and

     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


 1 Year    $   77
 3 Years   $  257
 5 Years   $  453
10 Years   $1,018


6 VT MONEY MARKET FUND

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for the Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.



COUNTER-PARTY RISK       When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                         Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                         Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

DEBT SECURITIES RISK     Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                         Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

FOREIGN INVESTMENT RISK  Foreign investments, including American Depositary Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

ISSUER RISK              The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.


                                     DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 7

LEVERAGE RISK                Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

MANAGEMENT RISK              We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

MARKET RISK                  The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.

MONEY MARKET FUND RISK       Although the Fund seeks to maintain the value of your investment at $1.00 per share, there is no assurance that it will be able to do so, and it is possible to lose money by investing in the
                             Fund.

REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

U.S. GOVERNMENT OBLIGATIONS  Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                         be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                             a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                             Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                             agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                             U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                             Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of an Underlying Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.


8 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Fund's Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.


                                                PORTFOLIO HOLDINGS INFORMATION 9

ORGANIZATION AND MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

ABOUT WELLS FARGO VARIABLE TRUST

Wells Fargo Variable Trust (WFVT) was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of WFVT (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy. The Funds are available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of, or "investors" in, the Funds. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. WFVT currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, the Board monitors events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the Participating Insurance Companies. WFVT assumes no responsibility for such prospectuses.

THE INVESTMENT ADVISER


Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Fund. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Fund and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as described in the Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for the Fund is available in the Fund's semi-annual report for the fiscal half-year ended June 30, 2007.

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Fund and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.


For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

10 ORGANIZATION AND MANAGEMENT OF THE FUND

THE SUB-ADVISER

The following sub-adviser performs day-to-day investment management activities for the Fund. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Fund.

--------------------------------------------------------------------------------

WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Fund. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

DORMANT MULTI-MANAGER ARRANGEMENT


The Board has adopted a "multi-manager" arrangement for. Under this arrangement, the Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the
Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

THE ADMINISTRATOR

Funds Management provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to WFVT's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund's business.


THE TRANSFER AGENT

Boston Financial Data Services, Inc. (BFDS) provides transfer agency and distribution disbursing services to the Fund.


                                      ORGANIZATION AND MANAGEMENT OF THE FUND 11

INVESTING IN THE FUND
--------------------------------------------------------------------------------

Shares of WFVT are not offered directly to the general public. The Trust currently offers its Fund shares to separate accounts of various life insurance companies as funding vehicles for certain VA Contracts and VLI Policies (variable contracts) issued through the separate accounts by such life insurance companies. Many of the separate accounts are registered as investment companies with the SEC. When shares of WFVT are offered as a funding vehicle for variable contracts issued through such a separate account, a separate prospectus describing the separate account and the variable contracts being offered through it will accompany this prospectus. When WFVT offers Fund shares as funding vehicles for variable contracts issued through a separate account that is not registered as an investment company, a separate disclosure document (rather than a prospectus) describing the separate account and the variable contracts being offered through it will accompany this prospectus. In the future, WFVT may offer its Fund shares directly to qualified pension and retirement plans.

WFVT has entered into an agreement with the life insurance company sponsor of each separate account (a participation agreement) setting forth the terms and conditions pursuant to which the insurer will purchase and redeem shares of the Fund. In the event that WFVT offers shares of one or more Funds to a qualified pension or retirement plan, it likely will enter into a similar participation agreement. The discussion that follows reflects the terms of WFVT's current participation agreements (which do not differ materially from one another).

Shares of the Fund are sold in a continuous offering to the separate accounts to support the variable contracts. Net purchase payments under the variable contracts are placed in one or more sub-accounts of the separate accounts and the assets of each such sub-account are invested in the shares of the Fund corresponding to that sub-account. The separate accounts purchase and redeem shares of the Fund for their sub-accounts at each share's NAV without sales or redemption charges.

For each day on which a Fund's net asset value is calculated, the separate accounts transmit to WFVT any orders to purchase or redeem shares of the Fund based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners that have been processed on that day. The separate account purchases and redeems shares of each Fund at the Fund's NAV per share calculated as of that day (I.E., the day the separate account processes contract owner transactions), although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of a proper redemption order, except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations.

POTENTIAL FOR CONFLICT OF INTEREST

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners, or between the interests of owners of variable contracts issued by different insurance companies or through different separate accounts. A potential for certain conflicts exists between the interests of variable contract owners and participants in a qualified pension or retirement plan that might invest in the Fund. To the extent that such classes of investors are invested in the same Fund when a conflict of interest arises that might involve the Fund, one or more such classes of investors could be disadvantaged. WFVT currently does not foresee any such disadvantage to owners of variable contracts. Nonetheless, the Board of Trustees of WFVT will monitor the Fund for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determined to exist, then each life insurance company sponsoring a separate account investing the Fund will, to the extent reasonably practicable, take such action as is necessary to remedy the conflict or eliminate the conflict as it affects owners of variable contracts it has issued. If such a conflict were to occur in connection with a Fund, one or more insurance companies might be required to withdraw the investments of one or more of its separate accounts from the Fund or to substitute shares of another mutual fund (including another Fund) for those it holds of the Fund. This might force the Fund to sell portfolio securities at a disadvantageous price.

12 INVESTING IN THE FUND

HOW YOUR VOTE WOULD COUNT

With regard to Fund matters for which the 1940 Act requires a shareholder vote, life insurance companies sponsoring a separate account holding shares of a Fund vote such shares in accordance with instructions received from owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that separate account. Each share has one vote and votes are counted on an aggregate basis except as to matters where the interests of the Funds differ (such as approval of an investment advisory agreement or a change in a Fund's fundamental policies). In such a case, the voting is on a Fund-by-Fund basis. Fractional shares are counted. Shares held by a separate account for which no instructions are received are voted by the insurance company sponsor of the account, for or against any propositions, or in abstention, in the same proportion as the shares for which instructions have been received. Due to proportional voting, the disposition of a particular proposition could be determined by a small number of contract owners.

INVESTING IN THE VT MONEY MARKET FUND

Assuming the purchase amount is received by the Fund's custodian no later than the close of the Federal Funds Wire, which is normally 6:00 p.m. (ET), dividends will accrue as follows:

IF PURCHASE ORDER IS RECEIVED:   DIVIDENDS BEGIN TO ACCRUE:
VT Money Market Fund
.. By 12:00 p.m. (ET)             Same Business Day

.. After 12:00 p.m. (ET)          Next Business Day

------------------------------   --------------------------

REDEMPTIONS - If the redemption request is received by the Fund's custodian no later than the close of the Federal Funds Wire, dividends will accrue as follows:

WIRE REDEMPTION REQUESTS
   RECEIVED:                PROCEEDS WIRED       DIVIDENDS
---------                   ------------------   ------------------------------
VT Money Market Fund
.. By 12:00 p.m. (ET)        Same Business Day    Not earned on day of request

.. After 12:00 p.m. (ET)     Next Business Day    Earned on day of request
-------------------------   ------------------   ------------------------------

                                                        INVESTING IN THE FUND 13

PRICING FUND SHARES
--------------------------------------------------------------------------------


The share price (net asset value per share or NAV) for the Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). If the markets close early, the Fund may close early and may value its shares at earlier times under these circumstances. To calculate the Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of the Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of the Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.


In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.


The Fund's assets are valued using the amortized cost method, in accordance with Rule 2a-7 under the 1940 Act. See the Statement of Additional Information for further disclosure.

DISTRIBUTION PLAN

We have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for each Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses, annual and semi-annual reports, and other materials to prospective beneficial owners of the Fund's shares, and the payment of compensation to Participating Insurance Companies. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets. These fees are paid out of the Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of insurance costs.


14 PRICING FUND SHARES

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------



In addition to dealer reallowances and payments made by the Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.


                     COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS 15

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
--------------------------------------------------------------------------------


Excessive trading by Fund shareholders can negatively impact the Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact the Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing excessive trading risks. However, money market Funds, which are typically utilized by investors for cash management purposes and invest in highly liquid securities, are not as susceptible to these negative effects as non-money market Funds. Moreover, because all money market Funds typically maintain a $1.00 net asset value (NAV), there is no significant financial incentive for an investor to attempt to market time investments into a money market Fund.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund's policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, Funds Management takes steps to avoid accommodating frequent purchases and redemptions of shares by contract owners. With the exception of the VT Money Market Fund, Funds Management monitors available contract owner trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of a contract owner who completes a purchase and redemption in a Fund within 30 calendar days. Such contract owner will be precluded from investing in the Fund for a period of 30 calendar days.

Excessive trading may give rise to conflicts of interest between owners of different types of variable contracts and/or owners of variable contracts issued by different insurance companies that offer the Funds as investment options under their contracts.

An insurance company sponsor through whom variable contract owners may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, an insurance company may on its own limit or permit trading activity of its variable contract owners that invest in Fund shares using standards different from the standards used by the Fund and discussed in this prospectus. The Fund may permit an insurance company to enforce its own internal policies and procedures concerning frequent trading in instances where the Fund reasonably believes that the company's policies and procedures effectively discourage disruptive trading activity. If a variable contract owner purchases Fund shares through an insurance company sponsor, it should contact the company for more information about whether and how restrictions or limitations on trading activity will be applied to the separate account.


16 FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Fund is treated separately in determining the amounts of distributions of any net investment income and realized net capital gains payable to its shareholders. A distribution is automatically reinvested on the payment date in additional Fund shares at NAV or paid in cash at the election of the Participating Insurance Company.

The Fund declares distributions of any net investment income daily and makes distributions of any net investment income quarterly. The Fund makes any realized net capital gain distributions at least annually.

TAXES
--------------------------------------------------------------------------------

For federal income tax purposes, the Fund is treated as a separate entity. The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, and will meet certain diversification requirements applicable to mutual funds underlying variable contracts. By so qualifying, the Fund expects to have little or no liability for federal income taxes by distributing substantially all of its net investment income and net realized capital gains to the separate accounts each year.

Since the separate accounts are the only shareholders of WFVT, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of variable contracts, see the accompanying contract prospectus or disclosure document.

                                                                        TAXES 17

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period. The information, along with the report of an independent registered public accounting firm and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.


VT MONEY MARKET FUND
COMMENCED ON MAY 19, 1994
For a share outstanding throughout each period


                                 DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
 FOR THE PERIOD ENDED:             2007        2006        2005        2004        2003
 NET ASSET VALUE, BEGINNING
OF
PERIOD                          $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income            0.05        0.04        0.03        0.01        0.01
  (loss)
  Net realized and
unrealized gain
   (loss) on investments           0.00        0.00        0.00        0.00        0.00
                                -------     --------    --------    --------    --------
  Total from investment
   operations                      0.05        0.04        0.03        0.01        0.01
                                -------     --------    --------    --------    --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income              (0.05)      (0.04)      (0.03)      (0.01)      (0.01)
  Distributions from net
realized
   gain                            0.00        0.00        0.00        0.00        0.00
                                -------     --------    --------    --------    --------
  Total distributions             (0.05)      (0.04)      (0.03)      (0.01)      (0.01)
                                -------     --------    --------    --------    --------
 NET ASSET VALUE, END OF        $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                =======     ========    ========    ========    ========
  PERIOD
 TOTAL RETURN/1/                   4.68%       4.41%       2.55%       0.70%       0.50%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period     $50,603     $52,499     $55,504     $58,738     $81,583
  (000s)
  Ratio of net investment
income
   (loss) to average net           4.56%       4.33%       2.53%       0.68%       0.51%
  assets/2/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/2,3/                   0.84%       0.82%       0.82%       0.87%       0.89%
  Waived fees and reimbursed
   expenses/2,3/                  (0.09)%     (0.07)%     (0.07)%     (0.12)%     (0.14)%
  Ratio of expenses to
average
   net assets/2,3/                 0.75%       0.75%       0.75%       0.75%       0.75%
  Portfolio turnover rate           N/A         N/A         N/A         N/A         N/A



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.


2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

3    These ratios do not include expenses from the Underlying Funds.^

18 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on the Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.

To obtain information for a fee, write or email:
SEC's Public Reference Section 100 "F" Street, NE Washington, DC 20549-0102 publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                            Printed on Recycled paper
              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                              058VTF/P2310 05-08
                                                          ICA Reg. No. 811-09255

(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                   MAY 1, 2008


                                   Prospectus


WELLS FARGO ADVANTAGE FUNDS (Reg. TM) - VARIABLE TRUST


VT Opportunity Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUND

INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information                        3
VT Opportunity Fund                         4
Description of Principal Investment Risks   8
Portfolio Holdings Information             11



--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE
FUND
INFORMATION ABOUT THE FUND'S ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management of the Fund   12
About Wells Fargo Variable Trust          12
The Investment Adviser                    12
The Sub-Adviser and Portfolio Manager     13
Dormant Multi-Manager  Arrangement        13


--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES



Investing in the Fund                               15
Pricing Fund Shares                                 17
Compensation to Dealers and Shareholder             18
   Servicing Agents
Frequent Purchases and Redemptions of Fund Shares   19


--------------------------------------------------------------------------------

OTHER INFORMATION

INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions                  20
Taxes                          20
Financial Highlights           21
For More Information   Back Cover


Throughout this Prospectus, the WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND/SM/ is referred to as the "VT Opportunity Fund".

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.


The Fund is distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about a Fund within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.


In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Fund's other service providers. "You" refers to the contract holder or potential investor.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

..    what the Fund is trying to achieve; and

..    how we intend to invest your money.

This section also provides a summary of the Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS


This section lists the principal risk factors for the Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in the Fund.


                                                          KEY FUND INFORMATION 3

VT OPPORTUNITY FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated


PORTFOLIO MANAGER


Ann M. Miletti


FUND INCEPTION:


5/8/1992

INVESTMENT OBJECTIVE
The VT Opportunity Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS

Under normal circumstances, we invest:

..    at least 80% of the Fund's total assets in equity securities; and

..    up to 25% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES


We invest in principally equity securities of medium-capitalization companies, which we define as those within the range of market capitalizations of companies in the Russell Midcap (Reg. TM) Index. The range of the Russell Midcap (Reg. TM) Index was $4.5 billion to $41.7 billion as of December 31, 2007, and is expected to change frequently. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


We invest in equity securities of medium-capitalization companies that we believe are under-priced yet have attractive growth prospects. Our analysis is based on the determination of a company's "private market value," which is the price an investor would be willing to pay for the entire company. We determine a company's private market value based upon several types of analysis. We carry out a fundamental analysis of a company's cash flows, asset valuations, competitive situation and industry specific factors. We also gauge the company's management strength, financial health, and growth potential in determining a company's private market value. We place an emphasis on a company's management, even meeting with management in certain situations. Finally, we focus on the long-term strategic direction of a company. We then compare the private market value as determined by these factors to the company's public market capitalization, and invest in the equity securities of those companies where we believe there is a significant gap between the two.

We may sell an investment when its market price no longer compares favorably with the company's private market value. In addition, we may choose to sell an investment where the fundamentals deteriorate or the strategy of the management or the management itself changes.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

4 VT OPPORTUNITY FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS

The Fund is primarily subject to the risks mentioned below.

     .    Counter-Party Risk

     .    Currency Hedging Risk

     .    Derivatives Risk
     .    Foreign Investment Risk
     .    Issuer Risk
     .    Leverage Risk

     .    Liquidity Risk
     .    Management Risk
     .    Market Risk
     .    Regulatory Risk
     .    Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                           VT OPPORTUNITY FUND 5

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index (or indexes).

Please remember that past performance before and after taxes is no guarantee of future results. The performance for the Fund does not reflect fees charged by variable life insurance policies (VLI Policies) or variable annuity contracts (VA contracts). If it did, returns would be lower.




[GRAPHIC APPEARS HERE]


                           Calendar Year Total Returns
                              as of 12/31 each year

 1998    1999   2000    2001    2002     2003    2004   2005    2006   2007
13.54%  34.91%  6.60%  -3.70%  -26.82%  37.01%  18.22%  7.88%  12.22%  6.63%


           BEST AND WORST QUARTER

Best Quarter:    Q2 2003    21.40%
Worst Quarter:   Q3 2002   -21.45%


         The Fund's year-to-date performance through March 31, 2008, was
         -8.03%.



AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2007   1 YEAR   5 YEARS   10 YEARS
VT OPPORTUNITY FUND        6.63%    15.90%     9.18%
RUSSELL MIDCAP (Reg. TM)   5.60%    18.21%     9.91%
INDEX/1/



1 The Russell Midcap (Reg. TM) Index measures the performance of the 800 smallest companies in the Russell 1000 (Reg. TM) Index, which represent approximately 25% of the total market capitalization of the Russell 1000 (Reg. TM) Index. You cannot invest directly in an index.


6 VT OPPORTUNITY FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES

These tables reflect the various costs and expenses of the Fund and do not reflect fees and charges that may be imposed by VA Contracts or VLI Policies. Such fees would be in addition to the fees and expenses shown here. Please see the prospectuses of the participating insurance companies for more details.

SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge         None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales       None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/          0.73%
  Distribution (12b-1) Fees   0.25%
  Other Expenses/2/           0.20%
  Acquired Fund Fees and      0.04%
  Expenses/3/
  TOTAL ANNUAL FUND           1.22%
  OPERATING EXPENSES/4/
  Fee Waivers                 0.11%
  NET EXPENSES/5,6/           1.11%


1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.


2 Includes expenses payable to affiliates of Wells Fargo & Company. Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.

3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.

5 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.



6 The adviser has committed through April 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 1.07%. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;

     .    Your investment has a 5% return each year;

     .    You reinvest all distributions; and

     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


 1 Year    $  113
 3 Years   $  376
 5 Years   $  660
10 Years   $1,468


                                                           VT OPPORTUNITY FUND 7

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for the Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.



COUNTER-PARTY RISK      When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                        Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                        Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

CURRENCY HEDGING RISK   An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. To manage currency exposure, a Fund may purchase currency futures or enter into forward currency contracts to "lock in" the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. Similar to a forward currency contract, currency futures contracts are standardized for the convenience of market participants and quoted on an exchange. To reduce the risk of one party to the contract defaulting, the accrued profit or loss from a futures contract is calculated and paid on a daily basis rather than on the maturity of the contract.

DERIVATIVES RISK        The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                        For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


8 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

FOREIGN INVESTMENT RISK   Foreign investments, including American Depositary Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

ISSUER RISK               The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.

LEVERAGE RISK             Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

LIQUIDITY RISK            A security may not be sold at the time desired or without adversely affecting the price.

MANAGEMENT RISK           We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

MARKET RISK               The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.

REGULATORY RISK           Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.


                                     DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 9

SMALLER COMPANY SECURITIES   Securities of companies with smaller market capitalizations tend to be more volatile and less
RISK                         liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.


10 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Fund's Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.


                                               PORTFOLIO HOLDINGS INFORMATION 11

ORGANIZATION AND MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

ABOUT WELLS FARGO VARIABLE TRUST

Wells Fargo Variable Trust (WFVT) was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of WFVT (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy. The Funds are available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of, or "investors" in, the Funds. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. WFVT currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, the Board monitors events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the Participating Insurance Companies. WFVT assumes no responsibility for such prospectuses.

THE INVESTMENT ADVISER


Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Fund. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Fund and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as described in the Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for the Fund is available in the Fund's semi-annual report for the fiscal half-year ended June 30, 2007.

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Fund and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.


For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

12 ORGANIZATION AND MANAGEMENT OF THE FUND

THE SUB-ADVISER AND PORTFOLIO MANAGER

The following sub-adviser and portfolio manager perform day-to-day investment management activities for the Fund. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Fund. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.


--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Fund. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.


ANN M. MILETTI        As lead portfolio manager for the VT Opportunity Fund, Ms. Miletti is responsible for
VT Opportunity Fund   managing the VT Opportunity Fund, with principal responsibility for the day-to-day management and decision making for the Fund. She had previously jointly managed the VT Opportunity Fund, and its predecessor fund, as co-portfolio Manager with
                      Richard T. Weiss from 2001 until 2008. Ms. Miletti joined Wells Capital Management in
                      2005 as a portfolio manager. Prior to joining Wells Capital Management, she was with
                      Strong Capital Management, Inc. (SCM) since 1991. From August 1998 to September
                      2001, Ms. Miletti was an associate manager of equity accounts. Education: B.A.,
                      Education, University of Wisconsin.



--------------------------------------------------------------------------------
INVESTMENT TEAM SENIOR ADVISOR



RICHARD T. WEISS      As Senior Team Advisor for the VT Opportunity Fund, Mr. Weiss contributes certain
VT Opportunity Fund   specific investment capabilities to the VT Opportunity Fund. Although Mr. Weiss is no
                      longer a portfolio manager for the Fund, Mr. Weiss' present role as Senior Team Adviser is focused on contributing investment ideas and strategy for the Fund. As Senior
                      Advisor to the Core Equity Team at Wells Capital Management, he also provides similar capabilities to the Wells Capital Management investment team as a whole. Mr. Weiss previously managed the VT Opportunity Fund and its predecessor from 1991 until early 2008. From 2001 through 2008, he shared that responsibility with Ms. Miletti, who is now Lead Portfolio Manager for the VT Opportunity Fund. Mr. Weiss joined Wells
                      Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital
                      Management, he was a portfolio manager with Strong Capital Management (SCM)
                      since 1991, and Vice Chairman of Strong Financial Corporation, SCM's parent corporation, since 2001. Prior to joining SCM he was a partner with Stein Roe &
                      Farnham, where he began his investment career as a research analyst in 1975.
                      Education: B.S., Business Administration, University of Southern California; M.B.A.,
                      Business Administration, Harvard Graduate School of Business Administration.


DORMANT MULTI-MANAGER ARRANGEMENT


The Board has adopted a "multi-manager" arrangement for the Fund. Under this arrangement, the Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the
Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue

                                      ORGANIZATION AND MANAGEMENT OF THE FUND 13
to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

THE ADMINISTRATOR

Funds Management provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to WFVT's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund's business.


THE TRANSFER AGENT

Boston Financial Data Services, Inc. (BFDS) provides transfer agency and distribution disbursing services to the Fund.


14 ORGANIZATION AND MANAGEMENT OF THE FUND

INVESTING IN THE FUND
--------------------------------------------------------------------------------

Shares of WFVT are not offered directly to the general public. The Trust currently offers its Fund shares to separate accounts of various life insurance companies as funding vehicles for certain VA Contracts and VLI Policies (variable contracts) issued through the separate accounts by such life insurance companies. Many of the separate accounts are registered as investment companies with the SEC. When shares of WFVT are offered as a funding vehicle for variable contracts issued through such a separate account, a separate prospectus describing the separate account and the variable contracts being offered through it will accompany this prospectus. When WFVT offers Fund shares as funding vehicles for variable contracts issued through a separate account that is not registered as an investment company, a separate disclosure document (rather than a prospectus) describing the separate account and the variable contracts being offered through it will accompany this prospectus. In the future, WFVT may offer its Fund shares directly to qualified pension and retirement plans.

WFVT has entered into an agreement with the life insurance company sponsor of each separate account (a participation agreement) setting forth the terms and conditions pursuant to which the insurer will purchase and redeem shares of the Fund. In the event that WFVT offers shares of one or more Funds to a qualified pension or retirement plan, it likely will enter into a similar participation agreement. The discussion that follows reflects the terms of WFVT's current participation agreements (which do not differ materially from one another).

Shares of the Fund are sold in a continuous offering to the separate accounts to support the variable contracts. Net purchase payments under the variable contracts are placed in one or more sub-accounts of the separate accounts and the assets of each such sub-account are invested in the shares of the Fund corresponding to that sub-account. The separate accounts purchase and redeem shares of the Fund for their sub-accounts at each share's NAV without sales or redemption charges.

For each day on which a Fund's net asset value is calculated, the separate accounts transmit to WFVT any orders to purchase or redeem shares of the Fund based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners that have been processed on that day. The separate account purchases and redeems shares of each Fund at the Fund's NAV per share calculated as of that day (I.E., the day the separate account processes contract owner transactions), although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of a proper redemption order, except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations.

POTENTIAL FOR CONFLICT OF INTEREST

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners, or between the interests of owners of variable contracts issued by different insurance companies or through different separate accounts. A potential for certain conflicts exists between the interests of variable contract owners and participants in a qualified pension or retirement plan that might invest in the Fund. To the extent that such classes of investors are invested in the same Fund when a conflict of interest arises that might involve the Fund, one or more such classes of investors could be disadvantaged. WFVT currently does not foresee any such disadvantage to owners of variable contracts. Nonetheless, the Board of Trustees of WFVT will monitor the Fund for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determined to exist, then each life insurance company sponsoring a separate account investing the Fund will, to the extent reasonably practicable, take such action as is necessary to remedy the conflict or eliminate the conflict as it affects owners of variable contracts it has issued. If such a conflict were to occur in connection with a Fund, one or more insurance companies might be required to withdraw the investments of one or more of its separate accounts from the Fund or to substitute shares of another mutual fund (including another Fund) for those it holds of the Fund. This might force the Fund to sell portfolio securities at a disadvantageous price.

                                                        INVESTING IN THE FUND 15

HOW YOUR VOTE WOULD COUNT

With regard to Fund matters for which the 1940 Act requires a shareholder vote, life insurance companies sponsoring a separate account holding shares of a Fund vote such shares in accordance with instructions received from owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that separate account. Each share has one vote and votes are counted on an aggregate basis except as to matters where the interests of the Funds differ (such as approval of an investment advisory agreement or a change in a Fund's fundamental policies). In such a case, the voting is on a Fund-by-Fund basis. Fractional shares are counted. Shares held by a separate account for which no instructions are received are voted by the insurance company sponsor of the account, for or against any propositions, or in abstention, in the same proportion as the shares for which instructions have been received. Due to proportional voting, the disposition of a particular proposition could be determined by a small number of contract owners.

16 INVESTING IN THE FUND

PRICING FUND SHARES
--------------------------------------------------------------------------------


The share price (net asset value per share or NAV) for the Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate the Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of the Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of the Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.


In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.


DISTRIBUTION PLAN

We have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for each Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses, annual and semi-annual reports, and other materials to prospective beneficial owners of the Fund's shares, and the payment of compensation to Participating Insurance Companies. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets. These fees are paid out of the Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of insurance costs.


                                                          PRICING FUND SHARES 17

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------



In addition to dealer reallowances and payments made by the Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.


18 COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
--------------------------------------------------------------------------------


Excessive trading by Fund shareholders can negatively impact the Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact the Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing excessive trading risks. However, money market Funds, which are typically utilized by investors for cash management purposes and invest in highly liquid securities, are not as susceptible to these negative effects as non-money market Funds. Moreover, because all money market Funds typically maintain a $1.00 net asset value (NAV), there is no significant financial incentive for an investor to attempt to market time investments into a money market Fund.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund's policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, Funds Management takes steps to avoid accommodating frequent purchases and redemptions of shares by contract owners. Funds Management monitors available contract owner trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of a contract owner who completes a purchase and redemption in a Fund within 30 calendar days. Such contract owner will be precluded from investing in the Fund for a period of 30 calendar days.

Excessive trading may give rise to conflicts of interest between owners of different types of variable contracts and/or owners of variable contracts issued by different insurance companies that offer the Funds as investment options under their contracts.

An insurance company sponsor through whom variable contract owners may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, an insurance company may on its own limit or permit trading activity of its variable contract owners that invest in Fund shares using standards different from the standards used by the Fund and discussed in this prospectus. The Fund may permit an insurance company to enforce its own internal policies and procedures concerning frequent trading in instances where the Fund reasonably believes that the company's policies and procedures effectively discourage disruptive trading activity. If a variable contract owner purchases Fund shares through an insurance company sponsor, it should contact the company for more information about whether and how restrictions or limitations on trading activity will be applied to the separate account.


                            FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES 19

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Fund is treated separately in determining the amounts of distributions of any net investment income and realized net capital gains payable to its shareholders. A distribution is automatically reinvested on the payment date in additional Fund shares at NAV or paid in cash at the election of the Participating Insurance Company.

The Fund declares and makes distributions of any net investment income annually, and makes any realized net capital gains distributions at least annually.

TAXES
--------------------------------------------------------------------------------

For federal income tax purposes, the Fund is treated as a separate entity. The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, and will meet certain diversification requirements applicable to mutual funds underlying variable contracts. By so qualifying, the Fund expects to have little or no liability for federal income taxes by distributing substantially all of its net investment income and net realized capital gains to the separate accounts each year.

Since the separate accounts are the only shareholders of WFVT, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of variable contracts, see the accompanying contract prospectus or disclosure document.

20 TAXES

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period. The information, along with the report of an independent registered public accounting firm and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.


VT OPPORTUNITY FUND
COMMENCED ON MAY 8, 1992
For a share outstanding throughout each period



                                 DEC. 31,   DEC. 31,    DEC. 31,     DEC. 31,     DEC. 31,
 FOR THE PERIOD ENDED:             2007       2006        2005         2004         2003
 NET ASSET VALUE, BEGINNING
OF
PERIOD                           $  24.02   $  24.22   $    22.45   $    18.99   $    13.87
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income              0.21       0.13        (0.02)       (0.05)       (0.02)
  (loss)
  Net realized and
unrealized gain
   (loss) on investments             1.60       2.43         1.79         3.51         5.15
                                 --------   --------   ----------   ----------   ----------
  Total from investment
   operations                        1.81       2.56         1.77         3.46         5.13
                                 --------   --------   ----------   ----------   ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                (0.16)      0.00         0.00         0.00        (0.01)
  Distributions from net
realized
   gain                             (3.64)     (2.76)        0.00         0.00         0.00
                                 --------   --------   ----------   ----------   ----------
  Total distributions               (3.80)     (2.76)        0.00         0.00        (0.01)
                                 --------   --------   ----------   ----------   ----------
 NET ASSET VALUE, END OF         $  22.03   $  24.02   $    24.22       $22.45   $    18.99
                                 ========   ========   ==========   ==========   ==========
  PERIOD
 TOTAL RETURN/1/                     6.63%     12.22%        7.88%       18.22%       37.01%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period      $779,286   $897,047   $1,004,763   $1,019,885   $1,021,895
  (000s)
  Ratio of net investment
income
   (loss) to average net             0.74%      0.48%       (0.06)%      (0.22)%      (0.13)%
  assets/2/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/2,3/                     1.19%      1.18%        1.32%        1.41%        1.40%
  Waived fees and reimbursed
   expenses/2,3/                    (0.12)%    (0.11)%      (0.21)%      (0.35)%      (0.31)%
  Ratio of expenses to
average
   net assets/2,3/                   1.07%      1.07%        1.11%        1.06%        1.09%
  Portfolio turnover rate/4/           64%        41%          41%          40%          56%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.


2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

3    These ratios do not include expenses from the Underlying Funds.


4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


                                                         FINANCIAL HIGHLIGHTS 21

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on the Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.

To obtain information for a fee, write or email:
SEC's Public Reference Section 100 "F" Street, NE Washington, DC 20549-0102 publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                              058VTF/P2410 05-08
                                                          ICA Reg. No. 811-09255

(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                   MAY 1, 2008


                                   Prospectus


WELLS FARGO ADVANTAGE FUNDS (Reg. TM) - VARIABLE TRUST


VT Small Cap Growth Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUND

INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information        3
VT Small Cap Growth Fund    4
Description of Principal    8
   Investment Risks
Portfolio Holdings         10
   Information


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE FUND

INFORMATION ABOUT THE FUND'S ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY



Organization and Management   11
   of the Fund
About Wells Fargo Variable    11
   Trust
The Investment Adviser        11
The Sub-Adviser and           12
   Portfolio Managers
Dormant Multi-Manager         13
   Arrangement


--------------------------------------------------------------------------------


YOUR ACCOUNT

INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES



Investing in the Fund         14
Pricing Fund Shares           16
Compensation to Dealers and   17
  Shareholder
   Servicing Agents
Frequent Purchases and        18
  Redemptions of Fund
   Shares


--------------------------------------------------------------------------------

OTHER INFORMATION

INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions           19
Taxes                   19
Financial Highlights    20

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.


The Fund is distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about a Fund within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.


In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Fund's other service providers. "You" refers to the contract holder or potential investor.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

..    what the Fund is trying to achieve; and

..    how we intend to invest your money.

This section also provides a summary of the Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policies of the Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS


This section lists the principal risk factors for the Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in the Fund.


                                                          KEY FUND INFORMATION 3

VT SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Jerome "Cam" Philpott, CFA
Stuart Roberts

FUND INCEPTION:
5/01/1995

INVESTMENT OBJECTIVE
The VT Small Cap Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS

Under normal circumstances, we invest:

..    at least 80% of the Fund's net assets in equity securities of small-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of small-capitalization companies that we believe have above-average growth potential. We define small-capitalization companies as those with market capitalizations at the time of purchase of less than $2 billion. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We focus our investment strategy on identifying and investing in rapidly growing small-capitalization companies that are in an early or transitional stage of their development, before their potential is discovered by the market. We build the Fund's portfolio by selecting companies that we consider to have successful business plans. We seek high growth, favorably valued securities and have a bias for growth companies with reasonable valuation. We maintain a disciplined approach to monitoring the valuation characteristics of the portfolio. We use a variety of criteria specific to a portfolio security to determine when we may potentially sell such security to avoid reacting to pressure caused by volatility in the broad small cap market. Such criteria may include a security reaching our target price (potentially as a result of an expansion of the price-earnings multiple or a change in our earnings estimate), the availability of a more favorable investment opportunity, or a drop in the price of a security below cost (after adjustment for major market declines). We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

4 VT SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS

The Fund is primarily subject to the risks mentioned below.

     .    Active Trading Risk
     .    Counter-Party Risk
     .    Derivatives Risk
     .    Growth Style Investment Risk
     .    Issuer Risk
     .    Leverage Risk

     .    Liquidity Risk
     .    Management Risk
     .    Market Risk
     .    Regulatory Risk
     .    Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                      VT SMALL CAP GROWTH FUND 5

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index (or indexes).

Please remember that past performance before and after taxes is no guarantee of future results. The performance for the Fund does not reflect fees charged by variable life insurance policies (VLI Policies) or variable annuity contracts (VA contracts). If it did, returns would be lower.

[GRAPHIC APPEARS HERE]


                                 Calendar Year Total Returns
                                    as of 12/31 each year
  1998     1999        2000      2001      2002      2003     2004    2005    2006     2007
-14.47%   66.27%/2/   -22.58%   -24.37%   -38.22%   42.27%   13.77%   6.24%   22.75%   13.81%


           BEST AND WORST QUARTER

Best Quarter:    Q4 1999    67.19%
Worst Quarter:   Q1 2001   -31.31%


          The Fund's year-to-date performance through March 31, 2008, was
          -13.83%.



AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007    1 YEAR   5 YEARS   10 YEARS
VT SMALL CAP GROWTH FUND   13.81%    19.16%     2.14%
RUSSELL 2000 (Reg. TM)      7.06%    16.50%     4.32%
   GROWTH INDEX/1/


1 The Russell 2000 (Reg. TM) Growth Index measures the performance of those Russell 2000 (Reg. TM) companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

2 The Fund's calendar year total return for 1999 was primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect such favorable returns can be consistently achieved.

6 VT SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES

These tables reflect the various costs and expenses of the Fund and do not reflect fees and charges that may be imposed by VA Contracts or VLI Policies. Such fees would be in addition to the fees and expenses shown here. Please see the prospectuses of the participating insurance companies for more details.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales        None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/          0.75%
  Distribution (12b-1) Fees   0.25%
  Other Expenses/2/           0.26%
  TOTAL ANNUAL FUND           1.26%
  OPERATING EXPENSES
  Fee Waivers                 0.06%
  NET EXPENSES/3/             1.20%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.



2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund. Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.



3 The adviser has committed through April 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market or other fund held by the Fund, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;

     .    Your investment has a 5% return each year;

     .    You reinvest all distributions; and

     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


 1 Year    $  122
 3 Years   $  394
 5 Years   $  686
10 Years   $1,517


                                                      VT SMALL CAP GROWTH FUND 7

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for the Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.


ACTIVE TRADING RISK           Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

COUNTER-PARTY RISK            When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                              Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                              Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

DERIVATIVES RISK              The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                              For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

GROWTH STYLE INVESTMENT RISK  Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.

ISSUER RISK                   The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.

8 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

LEVERAGE RISK               Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

LIQUIDITY RISK              A security may not be sold at the time desired or without adversely affecting the price.

MANAGEMENT RISK             We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

MARKET RISK                 The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.

REGULATORY RISK             Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

SMALLER COMPANY SECURITIES  Securities of companies with smaller market capitalizations tend to be more volatile and less
RISK                        liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.


                                     DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 9

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Fund's Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.


10 PORTFOLIO HOLDINGS INFORMATION

ORGANIZATION AND MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

ABOUT WELLS FARGO VARIABLE TRUST

Wells Fargo Variable Trust (WFVT) was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of WFVT (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy. The Funds are available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of, or "investors" in, the Funds. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. WFVT currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, the Board monitors events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the Participating Insurance Companies. WFVT assumes no responsibility for such prospectuses.

THE INVESTMENT ADVISER


Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Fund. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Fund and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as described in the Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for the Fund is available in the Fund's semi-annual report for the fiscal half-year ended June 30, 2007.

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Fund and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.


For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

                                      ORGANIZATION AND MANAGEMENT OF THE FUND 11

THE SUB-ADVISER AND PORTFOLIO MANAGERS

The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Fund. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Fund. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

--------------------------------------------------------------------------------

WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Fund. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

JEROME "CAM" PHILPOTT, CFA   Mr. Philpott is jointly responsible for managing the VT Small Cap Growth Fund, which
VT Small Cap Growth Fund     he has managed, along with its predecessor fund, since 1993. He joined Wells Capital
                             Management in 2003 as a portfolio manager. Prior to joining Wells Capital
                             Management, Mr. Philpott was a portfolio manager with Montgomery Asset
                             Management, (Montgomery) which he joined in 1991 as an analyst for the Small Cap
                             Equity team. Education: B.A., Economics, Washington and Lee University; M.B.A., Darden
                             School - University of Virginia.

STUART ROBERTS               Mr. Roberts is jointly responsible for managing the VT Small Cap Growth Fund, which
VT Small Cap Growth Fund     he has managed, along with its predecessor, since 2003. Mr. Roberts joined Wells
                             Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital
                             Management, he was a senior portfolio manager with Montgomery Asset
                             Management for the Small Cap Growth Fund. Prior to joining Montgomery, Mr. Roberts was vice president and portfolio manager at Founders Asset Management, where he was responsible for three separate growth oriented small-cap mutual funds. Education:
                             B.A., Economics, Bowdoin College; M.B.A., University of Colorado.

12 ORGANIZATION AND MANAGEMENT OF THE FUND

DORMANT MULTI-MANAGER ARRANGEMENT

The Board has adopted a "multi-manager" arrangement for. Under this arrangement, the Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the
Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

THE ADMINISTRATOR

Funds Management provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to WFVT's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund's business.


THE TRANSFER AGENT

Boston Financial Data Services, Inc. (BFDS) provides transfer agency and distribution disbursing services to the Fund.


                                      ORGANIZATION AND MANAGEMENT OF THE FUND 13

INVESTING IN THE FUND
--------------------------------------------------------------------------------

Shares of WFVT are not offered directly to the general public. The Trust currently offers its Fund shares to separate accounts of various life insurance companies as funding vehicles for certain VA Contracts and VLI Policies (variable contracts) issued through the separate accounts by such life insurance companies. Many of the separate accounts are registered as investment companies with the SEC. When shares of WFVT are offered as a funding vehicle for variable contracts issued through such a separate account, a separate prospectus describing the separate account and the variable contracts being offered through it will accompany this prospectus. When WFVT offers Fund shares as funding vehicles for variable contracts issued through a separate account that is not registered as an investment company, a separate disclosure document (rather than a prospectus) describing the separate account and the variable contracts being offered through it will accompany this prospectus. In the future, WFVT may offer its Fund shares directly to qualified pension and retirement plans.

WFVT has entered into an agreement with the life insurance company sponsor of each separate account (a participation agreement) setting forth the terms and conditions pursuant to which the insurer will purchase and redeem shares of the Fund. In the event that WFVT offers shares of one or more Funds to a qualified pension or retirement plan, it likely will enter into a similar participation agreement. The discussion that follows reflects the terms of WFVT's current participation agreements (which do not differ materially from one another).

Shares of the Fund are sold in a continuous offering to the separate accounts to support the variable contracts. Net purchase payments under the variable contracts are placed in one or more sub-accounts of the separate accounts and the assets of each such sub-account are invested in the shares of the Fund corresponding to that sub-account. The separate accounts purchase and redeem shares of the Fund for their sub-accounts at each share's NAV without sales or redemption charges.

For each day on which a Fund's net asset value is calculated, the separate accounts transmit to WFVT any orders to purchase or redeem shares of the Fund based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners that have been processed on that day. The separate account purchases and redeems shares of each Fund at the Fund's NAV per share calculated as of that day (I.E., the day the separate account processes contract owner transactions), although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of a proper redemption order, except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations.

POTENTIAL FOR CONFLICT OF INTEREST

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners, or between the interests of owners of variable contracts issued by different insurance companies or through different separate accounts. A potential for certain conflicts exists between the interests of variable contract owners and participants in a qualified pension or retirement plan that might invest in the Fund. To the extent that such classes of investors are invested in the same Fund when a conflict of interest arises that might involve the Fund, one or more such classes of investors could be disadvantaged. WFVT currently does not foresee any such disadvantage to owners of variable contracts. Nonetheless, the Board of Trustees of WFVT will monitor the Fund for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determined to exist, then each life insurance company sponsoring a separate account investing the Fund will, to the extent reasonably practicable, take such action as is necessary to remedy the conflict or eliminate the conflict as it affects owners of variable contracts it has issued. If such a conflict were to occur in connection with a Fund, one or more insurance companies might be required to withdraw the investments of one or more of its separate accounts from the Fund or to substitute shares of another mutual fund (including another Fund) for those it holds of the Fund. This might force the Fund to sell portfolio securities at a disadvantageous price.

14 INVESTING IN THE FUND

HOW YOUR VOTE WOULD COUNT

With regard to Fund matters for which the 1940 Act requires a shareholder vote, life insurance companies sponsoring a separate account holding shares of a Fund vote such shares in accordance with instructions received from owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that separate account. Each share has one vote and votes are counted on an aggregate basis except as to matters where the interests of the Funds differ (such as approval of an investment advisory agreement or a change in a Fund's fundamental policies). In such a case, the voting is on a Fund-by-Fund basis. Fractional shares are counted. Shares held by a separate account for which no instructions are received are voted by the insurance company sponsor of the account, for or against any propositions, or in abstention, in the same proportion as the shares for which instructions have been received. Due to proportional voting, the disposition of a particular proposition could be determined by a small number of contract owners.

                                                        INVESTING IN THE FUND 15

PRICING FUND SHARES
--------------------------------------------------------------------------------


The share price (net asset value per share or NAV) for the Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate the Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of the Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of the Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.


In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.


DISTRIBUTION PLAN

We have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for each Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses, annual and semi-annual reports, and other materials to prospective beneficial owners of the Fund's shares, and the payment of compensation to Participating Insurance Companies. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets. These fees are paid out of the Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of insurance costs.


16 PRICING FUND SHARES

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------



In addition to dealer reallowances and payments made by the Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.


                     COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS 17

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
--------------------------------------------------------------------------------


Excessive trading by Fund shareholders can negatively impact the Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact the Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing excessive trading risks. However, money market Funds, which are typically utilized by investors for cash management purposes and invest in highly liquid securities, are not as susceptible to these negative effects as non-money market Funds. Moreover, because all money market Funds typically maintain a $1.00 net asset value (NAV), there is no significant financial incentive for an investor to attempt to market time investments into a money market Fund.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund's policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, Funds Management takes steps to avoid accommodating frequent purchases and redemptions of shares by contract owners. Funds Management monitors available contract owner trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of a contract owner who completes a purchase and redemption in a Fund within 30 calendar days. Such contract owner will be precluded from investing in the Fund for a period of 30 calendar days.

Excessive trading may give rise to conflicts of interest between owners of different types of variable contracts and/or owners of variable contracts issued by different insurance companies that offer the Funds as investment options under their contracts.

An insurance company sponsor through whom variable contract owners may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, an insurance company may on its own limit or permit trading activity of its variable contract owners that invest in Fund shares using standards different from the standards used by the Fund and discussed in this prospectus. The Fund may permit an insurance company to enforce its own internal policies and procedures concerning frequent trading in instances where the Fund reasonably believes that the company's policies and procedures effectively discourage disruptive trading activity. If a variable contract owner purchases Fund shares through an insurance company sponsor, it should contact the company for more information about whether and how restrictions or limitations on trading activity will be applied to the separate account.


18 FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Fund is treated separately in determining the amounts of distributions of any net investment income and realized net capital gains payable to its shareholders. A distribution is automatically reinvested on the payment date in additional Fund shares at NAV or paid in cash at the election of the Participating Insurance Company.

The Fund declares and makes distributions of any net investment income annually, and makes any realized net capital gains distributions at least annually.

TAXES
--------------------------------------------------------------------------------

For federal income tax purposes, the Fund is treated as a separate entity. The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, and will meet certain diversification requirements applicable to mutual funds underlying variable contracts. By so qualifying, the Fund expects to have little or no liability for federal income taxes by distributing substantially all of its net investment income and net realized capital gains to the separate accounts each year.

Since the separate accounts are the only shareholders of WFVT, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of variable contracts, see the accompanying contract prospectus or disclosure document.

                                                                        TAXES 19

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period. The information, along with the report of an independent registered public accounting firm and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.


VT SMALL CAP GROWTH FUND
COMMENCED ON MAY 1, 1995
For a share outstanding throughout each period


                                DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
 FOR THE PERIOD ENDED:            2007       2006       2005       2004       2003
 NET ASSET VALUE, BEGINNING
OF
PERIOD                          $   9.96   $   8.34   $   7.85   $   6.90   $   4.85
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income            (0.07)     (0.09)     (0.08)     (0.06)     (0.04)
  (loss)
  Net realized and
unrealized gain
   (loss) on investments            1.52       1.94       0.57       1.01       2.09
                                --------   --------   --------   --------   --------
  Total from investment
   operations                       1.45       1.85       0.49       0.95       2.05
                                --------   --------   --------   --------   --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                0.00       0.00       0.00       0.00       0.00
  Distributions from net
realized
   gain                            (1.72)     (0.23)      0.00       0.00       0.00
                                --------   --------   --------   --------   --------
  Total distributions              (1.72)     (0.23)      0.00       0.00       0.00
                                --------   --------   --------   --------   --------
 NET ASSET VALUE, END OF        $   9.69   $   9.96   $   8.34   $   7.85   $   6.90
                                ========   ========   ========   ========   ========
  PERIOD
 TOTAL RETURN/1/                   13.81%     22.75%      6.24%     13.77%     42.27%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period     $221,394   $190,516   $167,033   $180,230   $138,151
  (000s)
  Ratio of net investment
income
   (loss) to average net           (0.73)%    (0.98)%    (0.99)%    (0.91)%    (0.91)%
  assets/2/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/2,3/                    1.22%      1.23%      1.24%      1.24%      1.25%
  Waived fees and reimbursed
   expenses/2,3/                   (0.02)     (0.03)     (0.04)     (0.04)     (0.05)
  Ratio of expenses to
average
   net assets/2,3/                  1.20%      1.20%      1.20%      1.20%      1.20%
  Portfolio turnover rate/4/         121%       135%       128%       175%       191%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.


2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

3    These ratios do not include expenses from the Underlying Funds.


4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


20 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on the Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.

To obtain information for a fee, write or email:
SEC's Public Reference Section 100 "F" Street, NE Washington, DC 20549-0102 publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                              058VTF/P2510 05-08
                                                          ICA Reg. No. 811-09255

(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                   MAY 1, 2008


                                   Prospectus


WELLS FARGO ADVANTAGE FUNDS (Reg. TM) - VARIABLE TRUST


VT Small/Mid Cap Value Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUND

INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information             3
VT Small/Mid Cap Value Fund      4
Description of Principal         8
  Investment Risks
Portfolio Holdings              11
  Information


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE FUND

INFORMATION ABOUT THE FUND'S ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management    12
  of the Fund
About Wells Fargo Variable     12
  Trust
The Investment Adviser         12
The Sub-Adviser and            13
  Portfolio Managers
Dormant Multi-Manager          14
  Arrangement


--------------------------------------------------------------------------------


YOUR ACCOUNT

INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES



Investing in the Fund          15
Pricing Fund Shares            17
Compensation to Dealers and    18
  Shareholder
   Servicing Agents
Frequent Purchases and         19
  Redemptions of Fund
   Shares


--------------------------------------------------------------------------------

OTHER INFORMATION

INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions           20
Taxes                   20
Financial Highlights    21

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.


The Fund is distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about a Fund within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.


In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Fund's other service providers. "You" refers to the contract holder or potential investor.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

..    what the Fund is trying to achieve; and

..    how we intend to invest your money.

This section also provides a summary of the Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policies of the Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS


This section lists the principal risk factors for the Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in the Fund.


                                                          KEY FUND INFORMATION 3

VT SMALL/MID CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated


PORTFOLIO MANAGERS
Erik C. Astheimer
I. Charles Rinaldi
Michael Schneider, CFA


FUND INCEPTION:
10/10/1997

INVESTMENT OBJECTIVE
The VT Small/Mid Cap Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS

Under normal circumstances, we invest:

..    at least 80% of the Fund's net assets in equity securities of small- and medium-capitalization companies; and

..    up to 30% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES


We invest principally in equity securities of small-and medium capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2500TM Index. The market capitalization range of the Russell 2500TM Index was $25 million to $20.8 billion, as of December 31, 2007, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments. As a hedging strategy, the Fund may write put and call options,meaning that the Fund sells an option to another party giving that party the right to either sell a stock to (put) or buy a stock from (call) the Fund at a predetermined price in the future.Whether or not this hedging strategy is successful depends on a variety of factors, particularly our ability to predict movements of the price of the hedged stock. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We employ a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small- and medium-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small and medium capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

4 VT SMALL/MID CAP VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS

The Fund is primarily subject to the risks mentioned below.

     .    Counter-Party Risk

     .    Currency Hedging Risk

     .    Derivatives Risk
     .    Foreign Investment Risk
     .    Issuer Risk
     .    Leverage Risk

     .    Liquidity Risk
     .    Management Risk
     .    Market Risk
     .    Regulatory Risk
     .    Smaller Company Securities Risk
     .    Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                   VT SMALL/MID CAP VALUE FUND 5

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index (or indexes).

Please remember that past performance before and after taxes is no guarantee of future results. The performance for the Fund does not reflect fees charged by variable life insurance policies (VLI Policies) or variable annuity contracts (VA contracts). If it did, returns would be lower.




[GRAPHIC APPEARS HERE]


                                           Calendar Year Total Returns/1/
                                                as of 12/31 each year
1998        1999       2000       2001         2002        2003        2004        2005        2006       2007
2.18%       -2.87%     7.82%      4.12%       -23.16%     38.39%      16.77%      16.50%      15.29%       -0.32%


           BEST AND WORST QUARTER
  Best Quarter:       Q4 1998     29.65%
  Worst Quarter:      Q3 2002     -24.40%


          The Fund's year-to-date performance through March 31, 2008, was
          -7.31%.



AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007              1 YEAR         5 YEARS        10 YEARS
VT SMALL/MID CAP VALUE               -0.32%          16.69%         6.36%
  FUND/1/
RUSSELL 2500(TM) VALUE               -7.27%          16.17%         9.66%
  INDEX/2/



1 Prior to May 1, 2006, the VT Small/Mid Cap Value Fund was named the Wells Fargo Advantage Multi Cap Value Fund.


2 The Russell 2500TM Value Index measures the performance of those Russell 2500(TM) companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

6 VT SMALL/MID CAP VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES

These tables reflect the various costs and expenses of the Fund and do not reflect fees and charges that may be imposed by VA Contracts or VLI Policies. Such fees would be in addition to the fees and expenses shown here. Please see the prospectuses of the participating insurance companies for more details.

SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge                                     None
    (load) imposed on purchases
  (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                     None
  (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                   0.75%
  Distribution (12b-1) Fees            0.25%
  Other Expenses/2/                    0.45%
TOTAL ANNUAL FUND                      1.45%
OPERATING EXPENSES
  Fee Waivers                          0.31%
  NET EXPENSES/3/                      1.14%


1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.

2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund. Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.



3 The adviser has committed through April 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market or other fund held by the Fund, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;

     .    Your investment has a 5% return each year;

     .    You reinvest all distributions; and

     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year               $  116
   3 Years              $  428
   5 Years              $  763
  10 Years              $1,709


                                                   VT SMALL/MID CAP VALUE FUND 7

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for the Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.



COUNTER-PARTY RISK     When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                       Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                       Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

CURRENCY HEDGING RISK  An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. To manage currency exposure, a Fund may purchase currency futures or enter into forward currency contracts to "lock in" the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. Similar to a forward currency contract, currency futures contracts are standardized for the convenience of market participants and quoted on an exchange. To reduce the risk of one party to the contract defaulting, the accrued profit or loss from a futures contract is calculated and paid on a daily basis rather than on the maturity of the contract.

DERIVATIVES RISK       The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                       For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


8 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

FOREIGN INVESTMENT RISK  Foreign investments, including American Depositary Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

ISSUER RISK              The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.

LEVERAGE RISK            Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

LIQUIDITY RISK           A security may not be sold at the time desired or without adversely affecting the price.

MANAGEMENT RISK          We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

MARKET RISK              The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.

REGULATORY RISK          Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.


                                     DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 9

SMALLER COMPANY SECURITIES   Securities of companies with smaller market capitalizations tend to be more volatile and less
RISK                         liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

VALUE STYLE INVESTMENT RISK  Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.


10 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Fund's Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.


                                               PORTFOLIO HOLDINGS INFORMATION 11

ORGANIZATION AND MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

ABOUT WELLS FARGO VARIABLE TRUST

Wells Fargo Variable Trust (WFVT) was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of WFVT (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy. The Funds are available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of, or "investors" in, the Funds. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. WFVT currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, the Board monitors events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the Participating Insurance Companies. WFVT assumes no responsibility for such prospectuses.

THE INVESTMENT ADVISER


Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Fund. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Fund and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as described in the Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for the Fund is available in the Fund's semi-annual report for the fiscal half-year ended June 30, 2007.

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Fund and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.


For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

12 ORGANIZATION AND MANAGEMENT OF THE FUND

THE SUB-ADVISER AND PORTFOLIO MANAGERS

The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Fund. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Fund. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.


--------------------------------------------------------------------------------

WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Fund. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.


ERIK C. ASTHEIMER             Mr. Astheimer is jointly responsible for managing the VT Small/Mid Cap Value Fund,
VT Small/Mid Cap Value Fund   which he has managed since 2008. Mr. Astheimer serves as a senior research analyst and co-portfolio manager for the Value Equity team at Wells Capital Management. Prior to joining Wells Capital Management, Mr. Astheimer served as senior analyst at Strong
                              Capital Management, which he joined in 2004. Prior to Strong, he worked at Gabelli &
                              Co. as a research analyst. Before that, he was a financial analyst at Salomon Smith
                              Barney in their investment banking department. During his final year with the firm, his assignments were undertaken in the Asia-Pacific region. Education: B.A., Finance,
                              Duquesne University.

I. CHARLES RINALDI            Mr. Rinaldi serves as lead portfolio manager for the VT Small/Mid Cap Value Fund, and
VT Small/Mid Cap Value Fund   in this capacity is jointly responsible for managing the Fund, which he has managed, along with its predecessor fund, since 2001. Mr. Rinaldi joined Wells Capital
                              Management in 2005 as senior portfolio manager responsible for day-to-day management of its small value and small/mid cap value strategies. Prior to joining
                              Wells Capital Management, he was a portfolio manager with Strong Capital
                              Management, Inc. (SCM) since 1997. Education: B.A., Biology, St. Michael's College;
                              M.B.A., Finance, Babson College.

MICHAEL SCHNEIDER, CFA        Mr. Schneider is jointly responsible for managing the VT Small/Mid Cap Value Fund,
VT Small/Mid Cap Value Fund   which he has managed since 2008. Mr. Schneider serves as a senior research analyst and co-portfolio manager for the Value Equity team at Wells Capital Management. Prior to joining Wells Capital Management, Mr. Schneider worked as a research analyst at
                              Gabelli & Co., Standard & Poor's, and R.L Renck & Co., Inc. Education: B.A., Finance, St.
                              John's University; M.B.A., Business Administration, Columbia Business School.


                                      ORGANIZATION AND MANAGEMENT OF THE FUND 13

DORMANT MULTI-MANAGER ARRANGEMENT


The Board has adopted a "multi-manager" arrangement for the Fund. Under this arrangement, the Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

THE ADMINISTRATOR

Funds Management provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to WFVT's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund's business.


THE TRANSFER AGENT

Boston Financial Data Services, Inc. (BFDS) provides transfer agency and distribution disbursing services to the Fund.


14 ORGANIZATION AND MANAGEMENT OF THE FUND

INVESTING IN THE FUND
--------------------------------------------------------------------------------

Shares of WFVT are not offered directly to the general public. The Trust currently offers its Fund shares to separate accounts of various life insurance companies as funding vehicles for certain VA Contracts and VLI Policies (variable contracts) issued through the separate accounts by such life insurance companies. Many of the separate accounts are registered as investment companies with the SEC. When shares of WFVT are offered as a funding vehicle for variable contracts issued through such a separate account, a separate prospectus describing the separate account and the variable contracts being offered through it will accompany this prospectus. When WFVT offers Fund shares as funding vehicles for variable contracts issued through a separate account that is not registered as an investment company, a separate disclosure document (rather than a prospectus) describing the separate account and the variable contracts being offered through it will accompany this prospectus. In the future, WFVT may offer its Fund shares directly to qualified pension and retirement plans.

WFVT has entered into an agreement with the life insurance company sponsor of each separate account (a participation agreement) setting forth the terms and conditions pursuant to which the insurer will purchase and redeem shares of the Fund. In the event that WFVT offers shares of one or more Funds to a qualified pension or retirement plan, it likely will enter into a similar participation agreement. The discussion that follows reflects the terms of WFVT's current participation agreements (which do not differ materially from one another).

Shares of the Fund are sold in a continuous offering to the separate accounts to support the variable contracts. Net purchase payments under the variable contracts are placed in one or more sub-accounts of the separate accounts and the assets of each such sub-account are invested in the shares of the Fund corresponding to that sub-account. The separate accounts purchase and redeem shares of the Fund for their sub-accounts at each share's NAV without sales or redemption charges.

For each day on which a Fund's net asset value is calculated, the separate accounts transmit to WFVT any orders to purchase or redeem shares of the Fund based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners that have been processed on that day. The separate account purchases and redeems shares of each Fund at the Fund's NAV per share calculated as of that day (I.E., the day the separate account processes contract owner transactions), although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of a proper redemption order, except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations.

POTENTIAL FOR CONFLICT OF INTEREST

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners, or between the interests of owners of variable contracts issued by different insurance companies or through different separate accounts. A potential for certain conflicts exists between the interests of variable contract owners and participants in a qualified pension or retirement plan that might invest in the Fund. To the extent that such classes of investors are invested in the same Fund when a conflict of interest arises that might involve the Fund, one or more such classes of investors could be disadvantaged. WFVT currently does not foresee any such disadvantage to owners of variable contracts. Nonetheless, the Board of Trustees of WFVT will monitor the Fund for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determined to exist, then each life insurance company sponsoring a separate account investing the Fund will, to the extent reasonably practicable, take such action as is necessary to remedy the conflict or eliminate the conflict as it affects owners of variable contracts it has issued. If such a conflict were to occur in connection with a Fund, one or more insurance companies might be required to withdraw the investments of one or more of its separate accounts from the Fund or to substitute shares of another mutual fund (including another Fund) for those it holds of the Fund. This might force the Fund to sell portfolio securities at a disadvantageous price.

                                                        INVESTING IN THE FUND 15

HOW YOUR VOTE WOULD COUNT

With regard to Fund matters for which the 1940 Act requires a shareholder vote, life insurance companies sponsoring a separate account holding shares of a Fund vote such shares in accordance with instructions received from owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that separate account. Each share has one vote and votes are counted on an aggregate basis except as to matters where the interests of the Funds differ (such as approval of an investment advisory agreement or a change in a Fund's fundamental policies). In such a case, the voting is on a Fund-by-Fund basis. Fractional shares are counted. Shares held by a separate account for which no instructions are received are voted by the insurance company sponsor of the account, for or against any propositions, or in abstention, in the same proportion as the shares for which instructions have been received. Due to proportional voting, the disposition of a particular proposition could be determined by a small number of contract owners.

16 INVESTING IN THE FUND

PRICING FUND SHARES
--------------------------------------------------------------------------------


The share price (net asset value per share or NAV) for the Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate the Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of the Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of the Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.


In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.


DISTRIBUTION PLAN

We have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for each Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses, annual and semi-annual reports, and other materials to prospective beneficial owners of the Fund's shares, and the payment of compensation to Participating Insurance Companies. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets. These fees are paid out of the Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of insurance costs.


                                                          PRICING FUND SHARES 17

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------



In addition to dealer reallowances and payments made by the Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.


18 COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
--------------------------------------------------------------------------------


Excessive trading by Fund shareholders can negatively impact the Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact the Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing excessive trading risks. However, money market Funds, which are typically utilized by investors for cash management purposes and invest in highly liquid securities, are not as susceptible to these negative effects as non-money market Funds. Moreover, because all money market Funds typically maintain a $1.00 net asset value (NAV), there is no significant financial incentive for an investor to attempt to market time investments into a money market Fund.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund's policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, Funds Management takes steps to avoid accommodating frequent purchases and redemptions of shares by contract owners. Funds Management monitors available contract owner trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of a contract owner who completes a purchase and redemption in a Fund within 30 calendar days. Such contract owner will be precluded from investing in the Fund for a period of 30 calendar days.

Excessive trading may give rise to conflicts of interest between owners of different types of variable contracts and/or owners of variable contracts issued by different insurance companies that offer the Funds as investment options under their contracts.

An insurance company sponsor through whom variable contract owners may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, an insurance company may on its own limit or permit trading activity of its variable contract owners that invest in Fund shares using standards different from the standards used by the Fund and discussed in this prospectus. The Fund may permit an insurance company to enforce its own internal policies and procedures concerning frequent trading in instances where the Fund reasonably believes that the company's policies and procedures effectively discourage disruptive trading activity. If a variable contract owner purchases Fund shares through an insurance company sponsor, it should contact the company for more information about whether and how restrictions or limitations on trading activity will be applied to the separate account.


                            FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES 19

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Fund is treated separately in determining the amounts of distributions of any net investment income and realized net capital gains payable to its shareholders. A distribution is automatically reinvested on the payment date in additional Fund shares at NAV or paid in cash at the election of the Participating Insurance Company.

The Fund declares and makes distributions of any net investment income annually, and makes any realized net capital gains distributions at least annually.

TAXES
--------------------------------------------------------------------------------

For federal income tax purposes, the Fund is treated as a separate entity. The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, and will meet certain diversification requirements applicable to mutual funds underlying variable contracts. By so qualifying, the Fund expects to have little or no liability for federal income taxes by distributing substantially all of its net investment income and net realized capital gains to the separate accounts each year.

Since the separate accounts are the only shareholders of WFVT, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of variable contracts, see the accompanying contract prospectus or disclosure document.

20 TAXES

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period. The information, along with the report of an independent registered public accounting firm and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.


VT SMALL/MID CAP VALUE FUND/4/

COMMENCED ON OCTOBER 10, 1997
For a share outstanding throughout each period


                                 DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
 FOR THE PERIOD ENDED:            2007       2006       2005       2004       2003
NET ASSET VALUE, BEGINNING OF
  PERIOD                         $ 13.22    $ 13.66    $ 11.77    $ 10.08    $  7.29
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)     (0.04)     (0.03)     (0.06)     (0.03)     (0.00)
  Net realized and unrealized
    gain (loss) on investments      0.21       1.84       2.00       1.72       2.80
                                 -------    -------    -------    -------    -------
  Total from investment
    operations                      0.17       1.81       1.94       1.69       2.80
                                 -------    -------    -------    -------    -------
LESS DISTRIBUTIONS:
  Distributions from net
    investment income               0.00       0.00      (0.05)      0.00      (0.01)
  Distributions from net
    realized gain                  (2.31)     (2.25)      0.00       0.00       0.00
                                 -------    -------    -------    -------    -------
  Total distributions              (2.31)     (2.25)     (0.05)      0.00      (0.01)
                                 -------    -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD   $ 11.08    $ 13.22    $ 13.66    $ 11.77    $ 10.08
                                 =======    =======    =======    =======    =======
TOTAL RETURN/1/                    (0.32)%    15.29%     16.50%     16.77%     38.39%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period      $17,527    $23,462    $23,889    $25,989    $27,713
    (000s)
  Ratio of net investment
    income (loss) to average
    net assets/2/                  (0.31)%    (0.23)%    (0.49)%    (0.29)%    (0.07)%
  Ratio of expenses to average
    net assets prior to waived
    fees and reimbursed
    expenses/2,3/                   1.51%      1.46%      1.48%      1.49%      1.61%
  Waived fees and reimbursed
    expenses/2,3/                  (0.37)%    (0.32)%    (0.33)%    (0.37)%    (0.48)%
  Ratio of expenses to average
    net assets/2,3/                 1.14%      1.14%      1.15%      1.12%      1.13%
  Portfolio turnover rate/5/          60%        81%       112%        72%        71%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.


2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

3    These ratios do not include expenses from the Underlying Funds.

4 The Fund, formerly named the Multi Cap Value Fund, changed its name in 2006.

5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


                                                         FINANCIAL HIGHLIGHTS 21

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on the Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.

To obtain information for a fee, write or email:
SEC's Public Reference Section 100 "F" Street, NE Washington, DC 20549-0102 publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                              058VTF/P2210 05-08
                                                          ICA Reg. No. 811-09255

(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                   MAY 1, 2008


                                   Prospectus


WELLS FARGO ADVANTAGE FUNDS (Reg. TM) - VARIABLE TRUST


VT Total Return Bond Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUND

INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information         3
VT Total Return Bond Fund    4
Description of Principal     8
   Investment Risks
Portfolio Holdings          11
   Information


--------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE FUND

INFORMATION ABOUT THE FUND'S ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY

Organization and Management   12
   of the Fund
About Wells Fargo Variable    12
   Trust
The Investment Adviser        12
The Sub-Adviser and           13
   Portfolio Managers
Dormant Multi-Manager         14
   Arrangement

--------------------------------------------------------------------------------

YOUR INVESTMENT

INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY AND SELL FUND SHARES


Investing in the Fund         15
Pricing Fund Shares           17
Compensation to Dealers and   18
  Shareholder
   Servicing Agents
Frequent Purchases and        19
  Redemptions of Fund
   Shares


--------------------------------------------------------------------------------


OTHER INFORMATION

INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions          20
Taxes                  20
Financial Highlights   21

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.


The Fund is distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about a Fund within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.


In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Fund's other service providers. "You" refers to the contract holder or potential investor.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

..    what the Fund is trying to achieve; and

..    how we intend to invest your money.

This section also provides a summary of the Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policies of the Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS


This section lists the principal risk factors for the Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in the Fund.


                                                          KEY FUND INFORMATION 3

VT TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Troy Ludgood
Thomas O'Connor, CFA

Lynne A. Royer

William Stevens

FUND INCEPTION:
9/20/1999

INVESTMENT OBJECTIVE

The VT Total Return Bond Fund seeks total return, consisting of income and capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS

Under normal circumstances, we invest:

..    at least 80% of the Fund's net assets in bonds;

..    at least 80% of the Fund's total assets in investment-grade debt securities;

..    up to 25% of the Fund's total assets in asset-backed securities, other than mortgage-backed securities; and

..    up to 20% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage- and asset-backed securities. As part of our investment strategy, we may invest in stripped securities or enter into mortgage dollar rolls and reverse repurchase agreements, as well as invest in U.S. dollar-denominated debt securities of foreign issuers. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect to maintain an overall dollar-weighted average effective duration range between 4 and 51/2 years.


We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential, relative to other debt securities of similar credit quality and interest rate sensitivity. From time to time, we may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

4 VT TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS

The Fund is primarily subject to the risks mentioned below.

     .    Active Trading Risk
     .    Counter-Party Risk
     .    Debt Securities Risk
     .    Derivatives Risk
     .    Foreign Investment Risk
     .    Issuer Risk
     .    Leverage Risk

     .    Liquidity Risk
     .    Management Risk
     .    Market Risk
     .    Mortgage- and Asset-Backed Securities Risk
     .    Regulatory Risk
     .    Stripped Securities Risk
     .    U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                     VT TOTAL RETURN BOND FUND 5

--------------------------------------------------------------------------------

PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index (or indexes).

Please remember that past performance before and after taxes is no guarantee of future results. The performance for the Fund does not reflect fees charged by variable life insurance policies (VLI Policies) or variable annuity contracts (VA contracts). If it did, returns would be lower.

[GRAPHIC APPEARS HERE]


             Calendar Year Total Returns/1/
                 as of 12/31 each year

 2000   2001   2002   2003   2004   2005   2006   2007
10.22%  7.41%  7.75%  8.40%  4.39%  1.90%  3.82%  6.19%


          BEST AND WORST QUARTER
Best Quarter:    Q2 2003    4.89%
Worst Quarter:   Q2 2004   -2.33%


          The Fund's year-to-date performance through March 31, 2008, was
          1.72%.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007         1 YEAR   5 YEARS   LIFE OF FUND/1/

VT TOTAL RETURN BOND FUND/1/     6.19%    4.92%         6.00%
LEHMAN BROTHERS U.S.             6.97%    4.42%         6.31%
   AGGREGATE BOND INDEX/2/


1 The VT Total Return Bond Fund incepted on September 20, 1999. Returns for the Fund and Index shown in the Life of Fund column are as of the Fund inception date.

2 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

6 VT TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES

These tables reflect the various costs and expenses of the Fund and do not reflect fees and charges that may be imposed by VA Contracts or VLI Policies. Such fees would be in addition to the fees and expenses shown here. Please see the prospectuses of the participating insurance companies for more details.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)

  Maximum sales charge          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales        None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)

  Management Fees/1/          0.45%
  Distribution (12b-1) Fees   0.25%
  Other Expenses/2/           0.27%
  Acquired Fund Fees and      0.01%
  Expenses/3/
  TOTAL ANNUAL FUND           0.98%
  OPERATING EXPENSES/4/
  Fee Waivers                 0.07%
  NET EXPENSES/5,6/           0.91%


1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.


2 Includes expenses payable to affiliates of Wells Fargo & Company. Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.

3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.

5 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.



6 The adviser has committed through April 30, 2009 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 0.90%. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;

     .    Your investment has a 5% return each year;

     .    You reinvest all distributions; and

     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


 1 Year    $   93
 3 Years   $  305
 5 Years   $  535
10 Years   $1,195


                                                     VT TOTAL RETURN BOND FUND 7

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for the Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.


ACTIVE TRADING RISK   Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

COUNTER-PARTY RISK    When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                      Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                      Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

DEBT SECURITIES RISK  Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                      Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

DERIVATIVES RISK      The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                      For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

8 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

FOREIGN INVESTMENT RISK  Foreign investments, including American Depositary Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

ISSUER RISK              The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.

LEVERAGE RISK            Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

LIQUIDITY RISK           A security may not be sold at the time desired or without adversely affecting the price.

MANAGEMENT RISK          We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

MARKET RISK              The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.


                                     DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 9

MORTGAGE- AND ASSET-BACKED   Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other
SECURITIES RISK              assets, including consumer loans or receivables held in trust. In addition, mortgage dollar rolls are transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price.
                             Mortgage- and asset-backed securities, including mortgage dollar roll transactions, are subject to certain additional risks. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

STRIPPED SECURITIES RISK     Stripped securities are the separate income or principal components of debt securities.
                             These securities are particularly sensitive to changes in interest rates, and therefore subject to greater fluctuations in price than typical interest bearing debt securities. For example, stripped mortgage-backed securities have greater interest rate risk than mortgage-backed securities with like maturities, and stripped treasury securities have greater interest rate risk than traditional government securities with identical credit ratings.

U.S. GOVERNMENT OBLIGATIONS  Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                         be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                             a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                             Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                             agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                             U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                             Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of an Underlying Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.


10 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Fund's Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.


                                               PORTFOLIO HOLDINGS INFORMATION 11

ORGANIZATION AND MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

ABOUT WELLS FARGO VARIABLE TRUST

Wells Fargo Variable Trust (WFVT) was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of WFVT (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy. The Funds are available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of, or "investors" in, the Funds. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. WFVT currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, the Board monitors events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the Participating Insurance Companies. WFVT assumes no responsibility for such prospectuses.

THE INVESTMENT ADVISER


Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Fund. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Fund and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as described in the Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for the Fund is available in the Fund's semi-annual report for the fiscal half-year ended June 30, 2007.

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Fund and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.


For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

12 ORGANIZATION AND MANAGEMENT OF THE FUND

THE SUB-ADVISER AND PORTFOLIO MANAGERS

The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Fund. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Fund. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

--------------------------------------------------------------------------------

WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Fund. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.


TROY LUDGOOD                Mr. Ludgood is jointly responsible for managing the VT Total Return Bond Fund, which
VT Total Return Bond Fund   he has managed since 2007. Mr. Ludgood joined Wells Capital Management in 2004 as a senior credit trader and was promoted to director of credit trading in 2006 and portfolio manager in 2007. Prior to joining Wells Capital Management, he was a trader at Lehman Brothers since 2000. Education: B.S., Industrial Engineering, Georgia Tech;
                            M.B.A., Wharton School of the University of Pennsylvania.

THOMAS O'CONNOR, CFA        Mr. O'Connor is jointly responsible for managing the VT Total Return Bond Fund which
VT Total Return Bond Fund   he has managed since 2003. Mr. O'Connor joined Wells Capital Management in 2003 as a portfolio manager and was promoted to senior portfolio manager in 2007. Mr.
                            O'Connor is responsible for identifying value in mortgages. Prior to joining Wells
                            Capital Management, Mr. O'Connor was a portfolio manager in the Fixed Income
                            Division of Montgomery Asset Management from 2000 to 2003. Education: B.A.,
                            Business Administration, University of Vermont.

LYNNE A. ROYER              Ms. Royer is jointly responsible for managing the VT Total Return Bond Fund, which she
VT Total Return Bond Fund   has managed since 2007. Ms. Royer joined Wells Capital Management in 2003 and currently serves as a senior portfolio manager of the Montgomery Fixed Income
                            Strategies Team at Wells Capital Management. Prior to joining Wells Capital
                            Management, she was a senior analyst in the Fixed Income Division of Montgomery
                            Asset Management since 1996. Education: Phi Beta Kappa, B.A., Gettysburg College;
                            M.B.A., Anderson Graduate School of Management, University of California, Los
                            Angeles.

WILLIAM STEVENS             Mr. Stevens is jointly responsible for managing the VT Total Return Bond Fund, which
VT Total Return Bond Fund   he has managed since 2003. Mr. Stevens joined Wells Capital Management in 2003 as chief fixed income officer and senior managing director. He currently serves as senior portfolio manager and co-head of the Montgomery Fixed Income Investment
                            Strategies Team. Prior to joining Wells Capital Management, Mr. Stevens was president and chief investment officer of Montgomery Asset Management, with oversight responsibility for all investment related activities, as well as co-head and founder of
                            Montgomery's Fixed Income Division since 1992. Education: B.A., Economics, Wesleyan
                            University; M.B.A., Harvard Business School.


                                      ORGANIZATION AND MANAGEMENT OF THE FUND 13

DORMANT MULTI-MANAGER ARRANGEMENT


The Board has adopted a "multi-manager" arrangement for. Under this arrangement, the Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the
Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

THE ADMINISTRATOR

Funds Management provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to WFVT's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund's business.


THE TRANSFER AGENT

Boston Financial Data Services, Inc. (BFDS) provides transfer agency and distribution disbursing services to the Fund.


14 ORGANIZATION AND MANAGEMENT OF THE FUND

INVESTING IN THE FUND
--------------------------------------------------------------------------------

Shares of WFVT are not offered directly to the general public. The Trust currently offers its Fund shares to separate accounts of various life insurance companies as funding vehicles for certain VA Contracts and VLI Policies (variable contracts) issued through the separate accounts by such life insurance companies. Many of the separate accounts are registered as investment companies with the SEC. When shares of WFVT are offered as a funding vehicle for variable contracts issued through such a separate account, a separate prospectus describing the separate account and the variable contracts being offered through it will accompany this prospectus. When WFVT offers Fund shares as funding vehicles for variable contracts issued through a separate account that is not registered as an investment company, a separate disclosure document (rather than a prospectus) describing the separate account and the variable contracts being offered through it will accompany this prospectus. In the future, WFVT may offer its Fund shares directly to qualified pension and retirement plans.

WFVT has entered into an agreement with the life insurance company sponsor of each separate account (a participation agreement) setting forth the terms and conditions pursuant to which the insurer will purchase and redeem shares of the Fund. In the event that WFVT offers shares of one or more Funds to a qualified pension or retirement plan, it likely will enter into a similar participation agreement. The discussion that follows reflects the terms of WFVT's current participation agreements (which do not differ materially from one another).

Shares of the Fund are sold in a continuous offering to the separate accounts to support the variable contracts. Net purchase payments under the variable contracts are placed in one or more sub-accounts of the separate accounts and the assets of each such sub-account are invested in the shares of the Fund corresponding to that sub-account. The separate accounts purchase and redeem shares of the Fund for their sub-accounts at each share's NAV without sales or redemption charges.

For each day on which a Fund's net asset value is calculated, the separate accounts transmit to WFVT any orders to purchase or redeem shares of the Fund based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners that have been processed on that day. The separate account purchases and redeems shares of each Fund at the Fund's NAV per share calculated as of that day (I.E., the day the separate account processes contract owner transactions), although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of a proper redemption order, except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations.

POTENTIAL FOR CONFLICT OF INTEREST

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners, or between the interests of owners of variable contracts issued by different insurance companies or through different separate accounts. A potential for certain conflicts exists between the interests of variable contract owners and participants in a qualified pension or retirement plan that might invest in the Fund. To the extent that such classes of investors are invested in the same Fund when a conflict of interest arises that might involve the Fund, one or more such classes of investors could be disadvantaged. WFVT currently does not foresee any such disadvantage to owners of variable contracts. Nonetheless, the Board of Trustees of WFVT will monitor the Fund for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determined to exist, then each life insurance company sponsoring a separate account investing the Fund will, to the extent reasonably practicable, take such action as is necessary to remedy the conflict or eliminate the conflict as it affects owners of variable contracts it has issued. If such a conflict were to occur in connection with a Fund, one or more insurance companies might be required to withdraw the investments of one or more of its separate accounts from the Fund or to substitute shares of another mutual fund (including another Fund) for those it holds of the Fund. This might force the Fund to sell portfolio securities at a disadvantageous price.

                                                        INVESTING IN THE FUND 15

HOW YOUR VOTE WOULD COUNT

With regard to Fund matters for which the 1940 Act requires a shareholder vote, life insurance companies sponsoring a separate account holding shares of a Fund vote such shares in accordance with instructions received from owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that separate account. Each share has one vote and votes are counted on an aggregate basis except as to matters where the interests of the Funds differ (such as approval of an investment advisory agreement or a change in a Fund's fundamental policies). In such a case, the voting is on a Fund-by-Fund basis. Fractional shares are counted. Shares held by a separate account for which no instructions are received are voted by the insurance company sponsor of the account, for or against any propositions, or in abstention, in the same proportion as the shares for which instructions have been received. Due to proportional voting, the disposition of a particular proposition could be determined by a small number of contract owners.

16 INVESTING IN THE FUND

PRICING FUND SHARES
--------------------------------------------------------------------------------


The share price (net asset value per share or NAV) for the Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate the Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of the Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of the Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.


In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.


DISTRIBUTION PLAN
We have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for each Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses, annual and semi-annual reports, and other materials to prospective beneficial owners of the Fund's shares, and the payment of compensation to Participating Insurance Companies. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets. These fees are paid out of the Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of insurance costs.


                                                          PRICING FUND SHARES 17

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------



In addition to dealer reallowances and payments made by the Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.


18 COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
--------------------------------------------------------------------------------


Excessive trading by Fund shareholders can negatively impact the Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact the Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing excessive trading risks. However, money market Funds, which are typically utilized by investors for cash management purposes and invest in highly liquid securities, are not as susceptible to these negative effects as non-money market Funds. Moreover, because all money market Funds typically maintain a $1.00 net asset value (NAV), there is no significant financial incentive for an investor to attempt to market time investments into a money market Fund.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund's policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, Funds Management takes steps to avoid accommodating frequent purchases and redemptions of shares by contract owners. Funds Management monitors available contract owner trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of a contract owner who completes a purchase and redemption in a Fund within 30 calendar days. Such contract owner will be precluded from investing in the Fund for a period of 30 calendar days.

Excessive trading may give rise to conflicts of interest between owners of different types of variable contracts and/or owners of variable contracts issued by different insurance companies that offer the Funds as investment options under their contracts.

An insurance company sponsor through whom variable contract owners may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, an insurance company may on its own limit or permit trading activity of its variable contract owners that invest in Fund shares using standards different from the standards used by the Fund and discussed in this prospectus. The Fund may permit an insurance company to enforce its own internal policies and procedures concerning frequent trading in instances where the Fund reasonably believes that the company's policies and procedures effectively discourage disruptive trading activity. If a variable contract owner purchases Fund shares through an insurance company sponsor, it should contact the company for more information about whether and how restrictions or limitations on trading activity will be applied to the separate account.


                            FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES 19

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Fund is treated separately in determining the amounts of distributions of any net investment income and realized net capital gains payable to its shareholders. A distribution is automatically reinvested on the payment date in additional Fund shares at NAV or paid in cash at the election of the Participating Insurance Company.

The Fund declares distributions of any net investment income daily and makes distributions of any net investment income quarterly. The Fund makes any realized net capital gain distributions at least annually.

TAXES
--------------------------------------------------------------------------------

For federal income tax purposes, the Fund is treated as a separate entity. The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, and will meet certain diversification requirements applicable to mutual funds underlying variable contracts. By so qualifying, the Fund expects to have little or no liability for federal income taxes by distributing substantially all of its net investment income and net realized capital gains to the separate accounts each year.

Since the separate accounts are the only shareholders of WFVT, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of variable contracts, see the accompanying contract prospectus or disclosure document.

20 TAXES

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period. The information, along with the report of an independent registered public accounting firm and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.


VT TOTAL RETURN BOND FUND
COMMENCED ON SEPTEMBER 20, 1999
For a share outstanding throughout each period


                                 DEC. 31,     DEC. 31,    DEC. 31,    DEC. 31,   DEC. 31,
 FOR THE PERIOD ENDED:             2007        2006         2005        2004       2003
 NET ASSET VALUE, BEGINNING
OF
PERIOD                          $   9.81     $   9.86     $ 10.08     $ 10.66    $ 10.38
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income             0.45         0.43        0.36        0.34       0.45
  (loss)
  Net realized and
unrealized gain
   (loss) on investments            0.13        (0.05)      (0.17)       0.10       0.41
                                --------     --------     -------     -------    -------
  Total from investment
   operations                       0.58         0.38        0.19        0.44       0.86
                                --------     --------     -------     -------    -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income               (0.45)       (0.43)      (0.37)      (0.34)     (0.45)
  Distributions from net
realized
   gain                             0.00         0.00       (0.04)      (0.68)     (0.13)
                                --------     --------     -------     -------    -------
  Total distributions              (0.45)       (0.43)      (0.41)      (1.02)     (0.58)
                                --------     --------     -------     -------    -------
 NET ASSET VALUE, END OF        $   9.94     $   9.81     $  9.86     $ 10.08    $ 10.66
                                ========     ========     =======     =======    =======
  PERIOD
 TOTAL RETURN/1/                    6.08%        3.92%       1.90%       4.39%      8.40%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period     $129,098     $116,449     $85,445     $76,683    $70,988
  (000s)
  Ratio of net investment
income
   (loss) to average net            4.58%        4.36%       3.58%       3.34%      4.17%
  assets/2/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/2,3/                    0.94%        0.95%       0.96%       0.96%      0.97%
  Waived fees and reimbursed
   expenses/2,3/                   (0.04)%      (0.05)%     (0.06)%     (0.06)%    (0.07)%
  Ratio of expenses to
average
   net assets/2,3/                  0.90%        0.90%       0.90%       0.90%      0.90%
  Portfolio turnover rate/4/         580%/5/      662%/6/     714%        773%       619%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.


2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

3    These ratios do not include expenses from the Underlying Funds.


4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



5    Portfolio turnover ratio excluding TBAs is 309%.


6    Portfolio turnover ratio excluding TBAs is 337%.^

                                                         FINANCIAL HIGHLIGHTS 21

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on the Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.

To obtain information for a fee, write or email:
SEC's Public Reference Section 100 "F" Street, NE Washington, DC 20549-0102 publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                              058VTF/P2610 05-08
                                                          ICA Reg. No. 811-09255

(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

                      STATEMENT OF ADDITIONAL INFORMATION


                                  May 1, 2008



                           WELLS FARGO VARIABLE TRUST
                           Telephone: 1-800-222-8222


                 WELLS FARGO ADVANTAGE VT ASSET ALLOCATION FUND
               WELLS FARGO ADVANTAGE VT C&B LARGE CAP VALUE FUND
                  WELLS FARGO ADVANTAGE VT DISCOVERY FUND/SM/
                  WELLS FARGO ADVANTAGE VT EQUITY INCOME FUND
                WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND
                WELLS FARGO ADVANTAGE VT LARGE COMPANY CORE FUND
               WELLS FARGO ADVANTAGE VT LARGE COMPANY GROWTH FUND
                   WELLS FARGO ADVANTAGE VT MONEY MARKET FUND
                 WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND/SM/
                 WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND
               WELLS FARGO ADVANTAGE VT SMALL/MID CAP VALUE FUND
                WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND FUND


     Wells Fargo Variable Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about twelve series of the Trust in the Wells Fargo Advantage family of funds - the above referenced Funds (each, a "Fund" and collectively, the "Funds"). Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds offer a single class of shares.



     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectuses (the "Prospectuses") dated May 1, 2008. The audited financial statements for the Funds, which include the portfolios of investments and report of the independent registered public accounting firm for the fiscal year ended December 31, 2007, are hereby incorporated by reference to the Funds' Annual Report. The Prospectuses and Annual Report may be obtained free of charge by visiting our Web site at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to WELLS FARGO ADVANTAGE FUNDS (Reg. TM), P.O. Box 8266, Boston, MA 02266-8266.


     VTFS/FASAI13 05-08

License Information about the S&P 500 Index
-------------------------------------------


     The Trust (the "Licensee") has entered into a license agreement with S&P authorizing the use of various S&P trademarks and trade names in connection with the marketing and/or promotion of certain of the Funds (collectively referred to, herein, as the "Products").


     The Products are not sponsored, endorsed, sold, or promoted by S&P, a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed, and calculated by S&P without regard to the Licensee or the Products. S&P has no obligation to take the needs of the Licensee or the owners of the Products into consideration in determining, composing, or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of this issuance or sale of the Products or in the determination or calculation of the equation by which the Products are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Products.


     S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the product, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits).

                              TABLE OF CONTENTS



                                                                      PAGE
                                                                      -----
HISTORICAL FUND INFORMATION                                              1
 Fundamental Investment Policies                                         2
 Non-Fundamental Investment Policies                                     2
PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS                     3
MANAGEMENT                                                              25
 Trustees and Officers                                                  25
 Investment Adviser                                                     28
 Investment Sub-Advisers                                                31
 Portfolio Managers                                                     33
 Administrator                                                          38
 Distributor                                                            39
DISTRIBUTION FEES                                                       39
 Custodian                                                              40
 Fund Accountant                                                        40
 Transfer and Distribution Disbursing Agent                             40
 Code of Ethics                                                         41
DETERMINATION OF NET ASSET VALUE                                        41
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                          42
PORTFOLIO TRANSACTIONS                                                  44
FUND EXPENSES                                                           49
FEDERAL INCOME TAXES                                                    49
PROXY VOTING POLICIES AND PROCEDURES                                    53
POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS       54
Capital Stock                                                           56
OTHER INFORMATION                                                       63
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                           63
FINANCIAL INFORMATION                                                   63
APPENDIX                                                               A-1

                          HISTORICAL FUND INFORMATION

     On March 25, 1999, the Board of Trustees of Norwest Select Funds ("Norwest"), the Board of Trustees of Life & Annuity Trust ("Annuity Trust") and the Board of Trustees of the Trust (each, a "Trustee" and collectively, the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Annuity Trust portfolios to certain Funds of the Trust (the "Reorganization"). Prior to September 17, 1999, the effective date of the Reorganization, the Funds had only nominal assets.

     In August and September 2004, the Boards of Directors of the Strong family of funds ("Strong") and the Board of the Trust approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Strong mutual funds into various Funds of the Trust. The effective date of the reorganization was April 8, 2005.

     The Funds were created either as part of the reorganization of the Annuity Trust Family of Funds, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank" or the "Custodian"), and the Norwest Family of Funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex, or the reorganization of Strong, advised by Strong Capital Management, Inc. ("SCM"), and the WELLS FARGO ADVANTAGE FUNDS, advised by Wells Fargo Funds Management, LLC ("Funds Management" or the "Adviser") into a single mutual fund complex. The Reorganization followed the merger of the advisers' parent companies. The reorganization between Strong and the WELLS FARGO ADVANTAGE FUNDS followed the acquisition of certain asset management arrangements of SCM by Wells Fargo & Company.

     The chart below indicates the predecessor Annuity Trust, Norwest Advantage and Strong Funds, as applicable, that are the accounting survivors of the WELLS FARGO ADVANTAGE FUNDS.

WELLS FARGO ADVANTAGE VT FUNDS*                      PREDECESSOR FUNDS
---------------------------------------------------- -------------------------------------------
Wells Fargo Advantage VT Asset Allocation Fund       Annuity Trust Asset Allocation Fund
Wells Fargo Advantage VT C&B Large Cap Value Fund    Annuity Trust Equity Value Fund
Wells Fargo Advantage VT Discovery Fund              Strong Discovery Fund II
Wells Fargo Advantage VT Equity Income Fund          Norwest Advantage Income Equity Fund
Wells Fargo Advantage VT International Core Fund     N/A
Wells Fargo Advantage VT Large Company Core Fund     Annuity Trust Growth Fund
Wells Fargo Advantage VT Large Company Growth Fund   N/A
Wells Fargo Advantage VT Money Market Fund           Annuity Trust Money Market Fund
Wells Fargo Advantage VT Opportunity Fund            Strong Opportunity Fund II
Wells Fargo Advantage VT Small Cap Growth Fund       Norwest Advantage Small Company Stock Fund
Wells Fargo Advantage VT Small/Mid Cap Value Fund    Strong Multi Cap Value Fund II
Wells Fargo Advantage VT Total Return Bond Fund      N/A

*   Each of the Funds changed its name to include "VT" effective May 1, 2006.

     The VT ASSET ALLOCATION FUND commenced operations on September 20, 1999, as successor to the Annuity Trust Asset Allocation Fund. The predecessor Annuity Trust Asset Allocation Fund commenced operations on April 15, 1994.

     The VT C&B LARGE CAP VALUE FUND commenced operations on September 20, 1999, as successor to the Annuity Trust Equity Value Fund. The predecessor Annuity Trust Equity Value Fund commenced operations on May 1, 1998. The VT C&B Large Cap Value Fund changed its name from the Equity Value Fund to the C&B Large Cap Value Fund effective April 11, 2005.

     The VT DISCOVERY FUND commenced operations on April 11, 2005, as successor to the Strong Discovery Fund II. The predecessor Strong Discovery Fund II commenced operations on May 8, 1992.

     The VT EQUITY INCOME FUND commenced operations on September 20, 1999, as successor to the Norwest Advantage Income Equity Fund. The predecessor Norwest Advantange Income Equity Fund commenced operations on May 6, 1996.

     The VT INTERNATIONAL CORE FUND commenced operations on July 3, 2000. The International Core Fund changed its name from the International Equity Fund to the International Core Fund effective April 11, 2005.

     The VT LARGE COMPANY CORE FUND commenced operations on September 20, 1999, as successor to the Annuity Trust Growth Fund. The predecessor Annuity Trust Growth Fund commenced operations on April 12, 1994. The VT Large Company Core Fund changed its name from the Growth Fund to the Large Company Core Fund effective April 11, 2005.

     The VT LARGE COMPANY GROWTH FUND commenced operations on September 20,
1999.

     The VT MONEY MARKET FUND commenced operations on September 20, 1999, as successor to the Annuity Trust Money Market Fund. The predecessor Annuity Trust Money Market Fund commenced operations on May 19, 1994.

     The VT OPPORTUNITY FUND commenced operations on April 11, 2005, as the successor to the Strong Opportunity Fund II. The predecessor Strong Opportunity Fund II commenced operations on May 8, 1992.

     The VT SMALL CAP GROWTH FUND commenced operations on September 20, 1999, as successor to the Annuity Trust Strategic Growth Fund and the Norwest Advantage Small Company Stock Fund. For accounting purposes, the Norwest Small Company Stock predecessor portfolio is considered the surviving entity and the financial highlights shown for periods prior to September 20, 1999 are the financial highlights of the Norwest Small Company Stock Fund. The predecessor Norwest Small Company Stock Fund commenced operations on May 1, 1995.

     The VT SMALL/MID CAP VALUE FUND commenced operations on April 11, 2005, as the successor to the Strong Multi Cap Value Fund II. The predecessor Strong Multi Cap Value Fund II commenced operations on December 10, 1997. The VT Small/
Mid Cap Value Fund changed its name from the Mid Cap Value Fund to the VT Small/Mid Cap Value Fund effective May 1, 2006.

     The VT TOTAL RETURN BOND FUND commenced operations on September 20, 1999. The Fund changed its name from the Corporate Bond Fund to the Total Return Bond Fund effective May 1, 2003.

Fundamental Investment Policies
--------------------------------

     Each Fund has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

     THE FUNDS MAY NOT:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to investment in (i) securities issued or guaranteed by the United States Government, its agencies or instrumentalities, and (ii) in municipal securities;

     (2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its assets, the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer. This policy does not restrict a Fund's ability to invest in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities;

     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

     (8) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from purchasing or selling options and futures contracts, or from investing in securities or other instruments backed by physical commodities, and in the case of the VT Large Company Growth Fund, purchasing securities of an issuer which invests or deals in commodities or commodity contracts).

Non-Fundamental Investment Policies
-----------------------------------

     Each Fund has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.


     (2) Each Fund may not invest or hold more than 15% (10% for the VT Money Market) of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest in futures or options contracts consistent with its investment policies and the 1940 Act, including the rules, regulations and interpretations of the Securities and Exchange Commission thereunder or any exemptive orders obtained thereunder, and consistent with investment in futures or options contracts that would allow the Fund to claim an exclusion from being a "commodity pool operator" as defined by the Commodity Exchange Act.


     (4) Each Fund (i) will not hedge more than 50% of its total assets by selling futures contracts, buying put options, and writing call options (so-called "short positions"), (ii) will not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund's total assets, except the VT Asset Allocation Fund, will not buy futures contracts or write put options whose underlying value exceeds 50% of the Fund's total assets, and
(iii) will not buy call options with a value exceeding 5% of the Fund's total assets.

     (5) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (6) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

     (7) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (8) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (9) Each Fund may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

     (10) Each Fund that is subject to Rule 35d-1 (the "Names Rule") under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

     Shareholders will receive at least 60 days notice of any change to a Fund's non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type:
"Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General
-------

     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

             PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS


     Set forth below are descriptions of permitted investment activities for the Funds and some of their key associated risks. The activities are organized into various categories. To the extent that an activity overlaps two or more categories, the activity is referenced only once in this section. The Funds are subject to the limitations as described in this section and elsewhere in this SAI and/or the Prospectus. Not all of the Funds participate in all of the investment activities described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets. Unless otherwise noted or required by applicable law, the percentage limitations and qualitative investment policies included in this SAI or a Prospectus apply at the time of purchase of a security. To the extent a security type is described in this SAI that is not referenced in a Prospectus, the Fund under normal circumstances will not invest more than 15% of its assets in the security type.


DEBT SECURITIES
----------------

Asset-Backed Securities
-----------------------


     Asset-backed securities are securities that are secured or "backed" by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. Asset-backed securities are created in a process called securitization. In a securitization transaction, an originator of loans or an owner of accounts receivables of a certain type of asset class sells such underlying assets in a "true sale" to a special purpose entity, so that there is no recourse to such originator or owner. Payments of principal and interest on asset-backed securities typically are tied to payments made on the pool of underlying assets in the related securitization. Such payments on the underlying assets are effectively "passed through" to the asset-backed security holders on a monthly or other regular, periodic basis. The level of seniority of a particular asset-backed security in its related securitization transaction will determine the priority in which the holder of such asset-backed security is paid, relative to other security holders and parties in such securitization. Examples of underlying assets in securitization transactions in which asset-backed securities are issued include consumer loans or receivables, home equity loans, automobile loans or leases, timeshares, and other types of receivables or assets.

     While each asset-backed security is issued with a fixed, stated maturity date, low prevailing interest rates may lead to an increase in the prepayments made on the underlying pool of assets in a securitization. This may cause the outstanding balances due on the underlying assets to be paid down more rapidly. As a result, a decrease in the originally anticipated interest from such underlying securities may occur, causing the asset-backed securities from the securitization to pay-down in full prior to their original stated maturity date. Prepayment proceeds would then have to be reinvested at the lower prevailing interest rates.

     Delinquencies or losses that exceed the anticipated amounts for a given securitization could adversely impact the payments made on the related asset-backed securities. This is a reason why, as part of a securitization, asset-backed securities are often subject to some form of credit enhancement, such as a guaranty, insurance policy, or subordination. Credit protection in the form of derivative contracts may also be purchased. In certain securitization transactions, insurance, credit protection, or both may be purchased with respect to only the most senior classes of asset-backed securities, on the underlying collateral pool, or both. The extent and type of credit enhancement varies across securitization transactions.

     In addition to the normal risks associated with debt securities discussed elsewhere in this SAI and the Prospectuses, asset-backed securities carry additional risks including, but not limited to, the possibility that (i) the pace of payments on underlying assets may be faster or slower than anticipated or payments may be in default; (ii) the creditworthiness of the credit support provider may deteriorate; and (iii) such securities may become less liquid or harder to value as a result of market conditions or other circumstances.


Bank Obligations
-----------------

     Bank obligations include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund that invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes (at potentially confiscatory levels) on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Collateralized Debt Obligations
-------------------------------


     Collateralized debt obligations ("CDOs") are composed of two main categories: cash and synthetic. Cash CDOs are further sub-divided into the following two types: cash flow and market value. The two structures differ from each other in the manner by which cash flow is generated to pay the security holders, the manner in which the structure is credit-enhanced, and how the pool of underlying collateral is managed. Cash flow CDOs are backed, or "collateralized," by a pool of high-yield bonds or loans, which pay principal and interest on a regular basis. Credit enhancement is achieved by having multiple classes of securities. The most senior/highest-rated class will be the last to be affected by any interruption of cash flow from the underlying assets. In a cash flow CDO, the collateral manager endeavors to maintain a minimum level of diversification and weighted average rating among the underlying assets in effort to keep severity of loss low. In a market value CDO, classes of securities receive payments based on the mark-to-market returns on the underlying collateral. Credit enhancement is achieved by specific overcollateralization levels in the form of advance rates assigned to each underlying collateral asset. Because principal and interest payments on the securities come from collateral cash flows and sales of collateral, which the collateral manager monitors, returns on a market value CDO are substantially related to the collateral manager's performance.

     Certain products that are similar in structure to CDOs include collateralized loan obligations ("CLOs") and collateralized bond obligations ("CBOs"). Similar to CDOs, CLOs are structured such that each CDO and CLO typically has a foreign issuer, which is generally a special purpose vehicle, and a domestic co-issuer. Certain securities, such as notes, issued in a particular CDO or CLO are generally co-issued by the foreign issuer and the co-issuer, and are rated by one or more Nationally Recognized Statistical Ratings Organization (each, a "NRSRO"). Other securities, such as preference shares, preferred shares, or subordinated notes, issued in a particular CDO or CLO are generally issued only by the foreign issuer and are not rated by any NRSROs. Securities issued in CBOs, too, are issued by foreign issuers or other separate legal entities.

     CDOs, CLOs, and CBOs are typically collateralized by a pool of loans. These underlying loans may include pools of other securities. Generally, CDOs and CLOs have collateral quality tests and eligibility criteria that must be satisfied before a security may be selected as collateral for the CDO or CLO. The collateral selected for a particular CDO depends on both the sector of securities the CDO's collateral manager wants to manage, as well as the objectives of the CDO itself. For example, a trust preferred CDO is generally collateralized by combination of some or all of the following types of securities: trust preferred securities issued by trust subsidiaries of bank holding companies or of insurance holding companies; subordinated notes issued by banks, thrifts, or other depository institutions, or by holding companies of insurance companies; surplus notes issued by insurance companies; or senior securities issued by holding companies of one or more insurance companies or insurance intermediaries. In contrast, an ABS CDO has as its collateral various concentrations of different types of asset-backed securities. Securities issued in CLOs generally are backed by portfolios of primarily leveraged loans and high yield bonds. Typically, securities issued in CBOs are backed by a diversified pool of high risk, below investment grade fixed income securities. In addition to the foregoing, a particular CDO, CLO, or CBO may have as its collateral, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or may be the unrated equivalent of such loans.

     Similar to asset-backed securities, payments are made on CDO, CLO, and CBO securities in order of their seniority among other classes of securities issued from the same issuing entity. Also, similar to securitization transactions, fees, including administrative expenses, are generally paid to various parties in the CDO prior to payments being made on the CDO securities. Generally, CDOs and CLOs will pay certain management fees to the collateral manager. Unlike securitizations, securities issued in CDOs, CLOs, and CBOs generally have quarterly, rather than monthly, payment dates.

     CDOs, CLOs and CBOs are privately offered and sold, and are not publicly registered with the Securities and Exchange Commission (the "SEC"). As a result, CDO, CLO, and CBO securities may be characterized as being illiquid. However, an active dealer market may exist for such securities, thereby allowing such securities to qualify for an exemption from registration under Rule 144A of the Securities Act of 1933, as amended (the "Securities Act").

     Classes, or "tranches," of CDO, CLO and CBO securities vary in level of risk and yield. The most junior tranche is generally the tranche that bears the highest level of risk, but also generally bears the highest rate of return. This is because tranches bear losses in the reverse order of their seniority with respect to one another. For this reason, the most junior tranche is the tranche that bears losses first from the defaults on the underlying collateral. Because the more junior tranches absorb losses prior to the more senior tranches, the most subordinate tranches serve to protect the more senior tranches from default in all but the most severe circumstances. Due to this type of protection from losses, a senior CDO, CLO, or CBO tranche generally bears the lowest risk, and has a smaller coupon, corresponding lower yield, and higher rating from nationally recognized statistical ratings organizations than tranches of more junior securities. Despite the protection the most subordinated tranches provide, CDO, CLO, or CBO tranches can experience substantial losses due to the rate of actual defaults on the underlying collateral. The type of collateral used as underlying securities in a particular CDO, CLO, or CBO therefore may substantially impact the risk associated with purchasing the securities such CDO, CLO, or CBO issues. Other factors that may influence the value or yield or return on a CDO, CLO, or CBO security include the disappearance of tranches from a particular issuance in reverse order of seniority, as such tranches would otherwise have protected the more senior tranches from losses, market anticipation of defaults, and loss of investor appetite for CDO, CLO and CBO securities generally.

     In addition to the risks generally associated with debt securities discussed elsewhere in this SAI and the Prospectuses, CDOs, CLOs, and CBOs each carry additional risks including, but not limited to the possibility that (i) distributions from the underlying collateral securities will be inadequate to make interest or principal payments on the related CDO, CLO, or CBO securities;
(ii) for collateral that has NRSRO ratings, such ratings may be downgraded; and
(iii) the CDOs, CLOs, or CBOs may themselves purchase as underlying collateral securities issued by other CDOs.


Commercial Paper
----------------


     Commercial paper (including variable amount master demand notes, see "Floating and Variable Rate Obligations" below), refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"), except that the Funds may purchase unrated commercial paper if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Funds.

     ASSET-BACKED COMMERCIAL PAPER. Securities that are issued from commercial paper conduits are called asset-backed commercial paper securities. Credit support for such securities falls into two categories: liquidity protection and protection against ultimate default under the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the securities or underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction, such as by issuing senior and subordinated instruments or through a combination of these approaches. The degree of credit support provided on each issue is based generally on historical information relating to the level of credit risk associated with the payments. Delinquency or loss that exceeds the anticipated amount could adversely impact the value of or return on an investment in an asset-backed commercial paper security.


Convertible Securities
-----------------------

     A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest-rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

     The creditworthiness of the issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.


     While the Funds use the same criteria to rate a convertible debt security that they would use to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Fund's financial reporting, credit rating, and investment limitation purposes. Preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholders to take action. Preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.

Corporate Debt Securities.
--------------------------


     Certain of the debt instruments purchased by the Funds may be interest-bearing securities issued by a company, called corporate debt securities. The issuer of a corporate debt security has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a corporate debt security before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate corporate debt securities will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" corporate debt securities, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed-rate securities. Corporate debt securities may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Corporate debt securities may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

     Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income corporate debt securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain corporate debt securities that may be purchased by the Fund, such as those rated "Baa" by Moody's Investors Service, Inc. ("Moody's") and "BBB" by Standard & Poor's Rating Group ("S&P") may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. Corporate debt securities which are rated "Baa" by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories. If a security held by a Fund is downgraded to a rating below investment-grade, such Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security. The ratings of S&P, Fitch and Moody's are more fully described in the Appendix.

Custodial Receipts for Treasury Securities
------------------------------------------

     These securities are typically represented by participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Dollar Roll Transactions
------------------------

     Dollar roll transactions are transactions wherein a Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

Floating- and Variable-Rate Obligations
---------------------------------------


     Floating- and variable-rate obligations include obligations such as demand notes and bondsand may also purchase certificates of participation in such instruments. For the VT Money Market Fund, these obligations may have stated maturities in excess of 397 days to the extent permitted by Rule 2a-7 under the 1940 Act. They may permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of a Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risks.

     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Funding Agreements
------------------

     A Fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See the section entitled "Illiquid Securities").

Guaranteed Investment Contracts
-------------------------------

     The Funds may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit fund. A Fund will purchase a GIC only when the adviser has determined that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments in which the Fund may otherwise invest. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, a GIC may be considered an illiquid investment. The term of a GIC will be one year or less. The interest rate on a GIC may be tied to a specified market index and is guaranteed not to be less than a certain minimum rate.

High Yield Securities
----------------------

     The VT Total Return Bond Fund is limited to purchasing no more than 5% of its net assets in high-yield securities. High yield securities (also known as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these debt securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.

     The market values of certain high yield and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than investment-grade securities. In addition, issuers of high yield and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.


     The risk of loss due to default by such issuers is significantly greater because high yield and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield and comparable unrated securities may diminish the Fund's ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and
(ii) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.


     Although the general market for high yield debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Loan Participations
-------------------

     Loan participations (sometimes called "bank loans") are purchases in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A loan participation gives a Fund an undivided proportionate interest in a loan or instrument. Loan participations may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Loan participations, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the loan participation.

Money Market Instruments
------------------------

     Investments in the following types of high-quality money market instruments are permitted: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Services, Inc. ("Moody's") or "A-1" or "A-1-" by Standard & Poor's Rating Group ("S&P"), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. A Fund also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

     LETTERS OF CREDIT. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which a Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Fund, may be used for letter of credit-backed investments.

Mortgage-Related Securities
----------------------------


     MORTGAGE-BACKED SECURITIES ("MBS"). Mortgage-backed securities, also called mortgage pass-through securities, are issued in securitizations (see "Asset-Backed Securities" section) and represent interests in "pools" of underlying residential mortgage loans that serve as collateral for such securities. Similar to asset-backed securities, the monthly payments made by the individual borrowers on the underlying residential mortgage loans are effectively "passed through" to the mortgage-backed securities (net of administrative and other fees paid to various parties) as monthly principal and interest payments.

     The stated maturities of mortgage-backed securities may be shortened by unscheduled prepayments of principal on the underlying mortgage loans, and the expected maturities may be extended in rising interest-rate environments. Therefore, it is not possible to predict accurately the maturity of a particular mortgage-backed security. Variations in the maturities of mortgage-backed securities will affect the yield of each such security. Rates of prepayment of principal on the underlying mortgage loans in mortgage-backed securitizations that are faster than expected may expose the mortgage-backed securities issued in such securitizations to a lower rate of return and require reinvestment of proceeds at lower prevailing interest rates. Also, if a mortgage-backed security has been purchased at a premium, but is backed by underlying mortgage loans that are subject to prepayment, if prepayments are made on such underlying collateral, then the value of the premium effectively would be lost or reduced.

     Like other fixed-income securities, when interest rates rise, the value of mortgage-backed securities generally will decline and may decline more than other fixed-income securities as the expected maturity extends. Conversely, when interest rates decline, the value of mortgage-backed securities having underlying collateral with prepayment features may not increase as quickly as other fixed-income securities as the expected maturity shortens. Payment of principal and interest on some mortgage-backed securities issued or guaranteed by a government agency (but not the market value of the securities themselves) may be backed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage-backed securities created by private issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. Collateralized mortgage obligations ("CMOs"), adjustable rate mortgage securities ("ARMs") and mortgage participation certificates are the primary types of mortgage-backed securities utilized by the Funds.

     CMOS. CMOs are debt obligations that may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA" or "Ginnie Mae"), the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac") or Federal National Mortgage Association ("FNMA" or "Fannie Mae"). Each CMO is structured so that multiple classes of securities are issued from such CMO, with each class bearing a different stated maturity. Payments of principal on the underlying securities, including prepayments, are first "passed through" to investors holding the class of securities with the shortest maturity; investors holding classes of securities with longer maturities receive payments on their securities only after the more senior classes have been retired. A longer duration or greater sensitivity to interest rate fluctuations generally increases the risk level of the CMO.

     COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). CMBS include securities that are secured by mortgage loans on commercial real property. In terms of total outstanding principal amount of issues, the CMBS market is relatively small compared to the market for residential mortgage-backed securities. However, demand for CMBS and the volume of CMBS in the marketplace has increased significantly during the past few years. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, such as office buildings, hotels, and shopping malls. These risks include the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a commercial property to attract and retain tenants. While CMBS are sold both in public transactions registered with the SEC and in private placement transactions, CMBS may be less liquid and exhibit greater price volatility than other types of mortgage-backed or asset-backed securities.

     ADJUSTABLE RATE MORTGAGES ("ARMS"). ARMs may be issued or guaranteed by a government agency such as the GNMA, FNMA or FHLMC, or by a private issuer. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. As an issuer of mortgage-backed securities, including ARMs, FNMA also guarantees full and timely payment of both interest and principal on such securities. Similarly, FHLMC guarantees full and timely payment of both interest and principal on the ARMs it issues. Neither FNMA nor FHLMC ARMs are backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, their respective securities are generally considered to be high-quality investments that present minimal credit risks. The mortgage loans underlying ARMs guaranteed by GNMA are typically federally insured by the Federal Housing Administration ("FHA") or guaranteed by the Department of Veterans Affairs ("VA"), whereas the underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards. The yields provided by ARMs issued by a government agency have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

     ARMs are also offered by private issuers. These securities generally offer a higher rate of return in the form of interest payments, but because they offer no direct or indirect governmental guarantees, they also involve greater credit and interest rate risk than U.S. Government agency issued-ARMs. However, many private issuers or servicers of ARMs guarantee or provide insurance for timely payment of interest and principal.

     MORTGAGE PARTICIPATION CERTIFICATES. Mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs") are both issued by the FHLMC. PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. PCs differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.

     OTHER MORTGAGE-BACKED SECURITIES. As new types of mortgage-backed securities are developed and offered to investors, the adviser will, consistent with each Fund's investment objective, policies, restrictions and quality standards, consider making investments in such new types of mortgage-backed securities.

     CREDIT RISK. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, or any credit enhancer and/or the underlying mortgage borrower has defaulted on its obligations. Credit risk is increased for mortgage-backed securities that are subordinated to another security (I.E., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions and the performance of the mortgage pool backing such securities. An unexpectedly high rate of defaults on mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the holder of such mortgage-backed securities, particularly if such securities are subordinated, thereby reducing the value of such securities and in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

     INTEREST RATE RISK. The interest rates on the underlying mortgages of mortgage-related securities generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined, commonly recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities resulting from actual or anticipated fluctuations in market interest rates. The net asset value of each Fund's shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of the Funds or if the Funds sell these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.

Municipal Bonds
---------------

     The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated facilities.


     Certain of the municipal obligations held by the Funds may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors.


     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in a shareholder's federal alternative minimum taxable income. Moreover, a Fund cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally for investment by the Fund and the liquidity and value of the Fund's portfolio. In such an event, the Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

     The U.S. Supreme Court is reviewing a state court's decision that held that a statute that exempts interest on in-state municipal instruments from state income taxes, while taxing interest on out-of-state municipal instruments, violates the Commerce Clause of the U.S. Constitution. More than 40 states similarly exempt interest on in-state municipal instruments, while taxing interest on out-of-state municipal instruments.

     If the U.S. Supreme Court affirms this decision, most states likely will have to revisit the way in which they treat the interest on municipal bonds. This could result in interest earned on securities held by a state-specific fund becoming taxable, thereby impacting the tax status of state-specific fund distributions for state tax purposes, potentially even retroactively, as well as causing a decline in the value of such securities. The value of state-specific fund shares in turn, and of municipal bond funds in general, could also decline as a result. State-specific funds might need to revise substantially their investment objectives, principal investment strategies and/or investment policies. The U.S. Supreme Court heard arguments in this case in November 2007.


     TAXABLE MUNICIPAL OBLIGATIONS. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Stripped Securities
--------------------

     The VT Total Return Bond Fund is limited to investing up to 10% of its total assets in stripped mortgage-backed securities. Stripped securities include Treasury receipts, securities of government-sponsored enterprises ("GSEs"), stripped mortgage-backed securities ("SMBS"), and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government, mortgage and other obligations. The stripped securities purchased are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. These securities generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest-rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased are not subject to prepayment or extension risk. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS that are structured to receive interest only are extremely sensitive to changes in the prevailing interest rates as well as the rate of principal payments (including prepayments) on the related underlying mortgage assets, and are therefore much more volatile than SMBS that receive principal only.

     Stripped securities may also include participations in trusts that hold U.S. Treasury securities such as TIGRs and CATS or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Supranational Agency Securities
-------------------------------

     Debt security investments may include the debt securities of "supranational" entities if the adviser believes that the securities do not present risks inconsistent with a Fund's investment objective. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World
Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

Synthetic Convertible Securities
--------------------------------

     "Synthetic" convertible securities, are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

U.S. Government Obligations
---------------------------


     Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association ("GNMA" or "Ginnie Mae"), a wholly owned U.S. Government corporation, does not buy or sell loans or issue mortgage-backed securities, but is the only entity authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on mortgage-backed securities issued by institutions approved by GNMA and backed by pools of mortgages federally insured by the Federal Housing Administration ("FHA") or guaranteed by the Department of Veterans Affairs ("VA"). Other guarantors or issuers of loans eligible as collateral for Ginnie Mae MBS include the Department of Agriculture's Rural Housing Service ("RHS") and the Department of Housing and Urban Development's Office of Public and Indian Housing ("PIH"). Examples of U.S. Government agencies or government-sponsored entities that are not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association ("FNMA" or "Fannie Mae") and the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac").

     FNMA issues MBS, and guarantees that investors will receive timely principal and interest payments. Such guarantees are not backed by the full faith and credit of the U.S. Government. Similarly, FHLMC funds its purchases of mortgages from lending institutions through the use of securitization-based financing. While FHLMC issues guarantees of payment of principal and interest on all securities issued in its MBS securitizations, such guarantees are not backed by the full faith and credit of the U.S. Government.

     If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.

Zero-Coupon, Step-Up Coupon, and Pay-in-Kind Securities
-------------------------------------------------------

     These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are securities that make no periodic interest payments, but are instead sold at discounts from face value. Step-up coupon bonds are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Pay-in-kind securities pay bondholders in more bonds instead of cash interest. If these securities do not pay current cash income, the market prices of these securities would generally be more volatile and likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.


DERIVATIVES
-----------

Derivative Securities
---------------------


     Derivative securities are securities that derive their value, at least in part, from the price of another security or asset, or the level of an index, such as the S&P 500 Index, or a rate, such as the London Interbank Offered Rate ("LIBOR"), including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges.

These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Futures contracts and options are also considered types of derivative securities, and are described more fully under the heading "Futures and Options Contracts" below. Other common types of derivatives include forward foreign currency exchange contracts, forward contracts on securities and securities indices, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants, swap agreements, and swaptions.

     An investment is often made in derivative securities as a "hedge" against fluctuations in the market value of the other securities in a Fund's portfolio due to currency exchange rate fluctuations or other factors in the securities markets, although the Fund may also invest in certain derivative securities for investment purposes only. Other reasons why a Fund may use derivative securities include protecting its unrealized gains reflected in the value of its portfolio of securities, facilitating the sale of such securities for investment purposes, reducing transaction costs, and/or managing the effective maturity or duration of its portfolio.

     While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund's portfolio does not follow the adviser's expectations. If the adviser's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund's investments, but the Fund may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets. The trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these derivative securities will perform under different economic interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of securities and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or a Fund could be forced to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with a Fund's investment objective, policies, restrictions and quality standards, consider making investments in such new types of derivative securities.

     Additional risks of derivative securities include, but are not limited to: the risk of disruption of a Fund's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (I.E., exposure to adverse price changes).

     The adviser uses a variety of internal risk management procedures to ensure that derivatives are closely monitored and that their use is consistent with a particular Fund's investment objective, policies, restrictions and quality standards, and does not expose such Fund to undue risk.

     A Fund's use of derivatives also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. A Fund also may not use certain derivatives without establishing adequate "cover" in compliance with the SEC rules limiting the use of leverage.

     Derivatives, both equity and credit, include options, futures and options on futures, which may be used to hedge a Fund's portfolio, increase returns or maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. Such risks may include illiquidity of the equity derivative and imperfect correlation of the equity derivative with underlying investments for which it is being substituted or the Fund's other portfolio holdings. Accordingly, there is the risk that such practices may fail to serve their intended purposes, and may reduce returns or increase volatility. These practices also entail transactional expenses.

     Additionally, the use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. A Fund's use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain.

     The success of management's derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund's potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies, there is the risk that a Fund may not be able to find a suitable counterparty for the derivative transaction, and therefore may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

     A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

     Derivatives, both equity and credit, include options, futures and options on futures, which may be used to hedge a Fund's portfolio, increase returns or maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. Such risks may include illiquidity of the equity derivative and imperfect correlation of the equity derivative with underlying investments for which it is being substituted or the Fund's other portfolio holdings. Accordingly, there is the risk that such practices may fail to serve their intended purposes, and may reduce returns or increase volatility. These practices also entail transactional expenses.

     Additionally, the use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. A Fund's use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain.

     The success of management's derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund's potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives, including those traded in the over-the-counter market, are often subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies, there is the risk that a Fund may not be able to find a suitable counterparty for the derivative transaction, and therefore may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

     A Fund that is authorized to invest in derivatives may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

     CREDIT DERIVATIVES. A credit derivative is a form of derivative that is divided into two categories: credit default swaps and total return swaps. Both such categories of credit derivatives are usually governed by the standard terms and conditions of an ISDA Master Agreement.

     A credit default swap involves a protection buyer and a protection seller. A Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities. A total return swap involves a total return receiver and a total return payor. A Fund may either be a total return receiver or payor. Generally, the total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (I.E., credit risk) in return for a periodic payment from the total return receiver based on designated index (E.G., LIBOR) and spread plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.

     Other types of credit derivatives include credit-linked notes and other forms of debt obligations having an embedded credit default swap component. In such type of credit derivative, payments of principal and interest are tied to the performance of one or more reference obligations or assets.

     In all of the above-referenced credit derivative transactions, the same general risks inherent to derivative transactions are present. However, credit derivative transactions also carry with them greater risks of imperfect correlation between the performance and price of the underlying reference security or asset, and the general performance of the designated interest rate or index which is the basis for the periodic payment. If a Fund writes a credit default swap, it receives an up-front premium. A

Fund's exposure under a credit default swap, though, is a form of leverage and will be subject to the restrictions on leveraged derivatives.


Futures and Options Contracts
-----------------------------

     IN GENERAL. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (I.E., exposure to adverse price changes).

     Although a Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.


     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (I.E., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value ("NAV") of the Fund.

     A Fund may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.


     Pursuant to a notice of eligibility claiming exclusion from the definition of Commodity Pool Operator filed with the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, accordingly, they are not subject to registration or regulation as such under the CEA.

     Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with the Custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

     A Fund may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

     Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

     OPTIONS TRADING. Options on individual securities or options on indices of securities may be purchased or sold. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.


     A Fund will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. A Fund will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Fund's custodian in an amount not less than the exercise price of the option at all times during the option period.


     A Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.


     Below is a description of some of the types of futures and options in which the Funds may invest.

     STOCK INDEX OPTIONS. A Fund may purchase and write (I.E., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund's Custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.


     STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. A Fund may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.


     FOREIGN CURRENCY FUTURES CONTRACTS. A Fund may invest in foreign currency futures contracts which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see "Foreign Obligations and Securities" below). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price that will be secured by margin deposits, is regulated by the CFTC and is traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

     To the extent that a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

     If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a foreign currency futures contract as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a foreign currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These foreign currency futures contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The use of foreign currency futures contracts involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency futures contracts also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of foreign currency futures contracts also exposes a Fund to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency futures contracts and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its currency risks, and may cause a Fund to lose money on its investments in foreign currency futures contracts.

     INTEREST RATE FUTURES CONTRACTS AND OPTIONS ON INTEREST RATE FUTURES CONTRACTS. A Fund may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund's portfolio securities which are the subject of the transaction.

     FUTURE DEVELOPMENTS. A Fund may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objective and legally permissible for the Fund.

Swap Agreements and Swaptions
-----------------------------

     Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap agreement. In a swaption, in exchange for an option premium, the purchaser of the swaption acquires the right, but not the obligation, to enter into a specified swap agreement with a counterparty on a specified future date. If there is a default by the other party to a swap agreement or swaption, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The use of swaps and swaptions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swap agreements and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap agreement or swaption, in which case a Fund may not receive the net amount of payments that such Fund contractually is entitled to receive.

     INTEREST RATE SWAP AGREEMENTS. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. The exchange commitment can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swap agreements on a net basis. In so doing, the two payment streams under the swap agreement are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap agreement, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.

     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Fund's exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

     Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund's performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. Additionally, whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the adviser's ability correctly to predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for a Fund. A Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (I.E., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

     CREDIT DEFAULT SWAP AGREEMENTS. A Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection "buyer" in a credit default contract is generally obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

     Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

     EQUITY SWAPS. A Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (E.G., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

     The values of equity swaps can be very volatile. To the extent that the adviser does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults.

     TOTAL RETURN SWAP AGREEMENTS. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund's portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

     Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (I.E., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund's obligations will be accrued on a daily basis, and the full amount of a Fund's obligations will be segregated by a Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost a Fund initially to make an equivalent direct investment, plus or minus any amount a Fund is obligated to pay or is to receive under the total return swap agreement.

     VARIANCE, VOLATILITY AND CORRELATION SWAP AGREEMENTS. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.


FOREIGN SECURITIES AND CURRENCY TRANSACTIONS
---------------------------------------------

Emerging Market Securities
--------------------------


     The Funds consider countries with emerging markets to include the following: (i) countries included in the MSCI Emerging Markets Index; and (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World
Bank). Additionally, the Funds consider the following countries to have emerging markets: Argentina, Brazil, Chile, China, the Czech Republic, Colombia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan, Turkey, and Venezuela. The Funds consider emerging market securities to be securities: (i) issued by companies with their principal place of business or principal office in an emerging market country; or (ii) issued by companies for which the principal securities trading market is an emerging market country. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.


     Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust ("REIT") securities. The Funds may invest in American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") of such issuers.

     There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

     Furthermore, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. Amounts realized on foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Applicable tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would otherwise be subject.

Foreign Obligations and Securities
-----------------------------------

     Investments in foreign obligations and securities include high-quality, short-term debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, and short-term debt obligations of foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.


     The Funds consider equity securities of foreign issuers (or foreign securities) to be securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; or (2) issued by companies for which the principal securities trading market is a country other than the U.S. Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country.

     Foreign securities include, among others, American Depositary Receipts
(ADRs) and similar investments, including Canadian Depositary Receipts (CDRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs). ADRs, CDRs, EDRs, GDRs, and IDRs are depositary receipts for foreign company stocks issued by a bank and held in trust at that bank, and which entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts.

     These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.


     Foreign securities also include securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.


     Foreign currency transactions, such as forward foreign currency exchange contracts, are contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions.

     Because a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

     A Fund will engage in foreign currency transactions in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may enter into a forward contract to protect against a decrease in the price of securities denominated in a particular currency a Fund intends to purchase. If it is anticipated that exchange rates will rise, a Fund may enter into a forward contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These forward contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The use of foreign currency transactions involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency transactions strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of foreign currency transactions also exposes a Fund to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency transactions and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its investments in foreign currency transactions. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

Participation Notes
-------------------

     The Funds may purchase participation notes, also known as participation certificates. Participation notes are issued by banks or broker-dealers that are designed to replicate the performance of foreign companies or foreign securities markets and can be used by a Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction cost. Participation notes may be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities. Participation notes offer a return linked to a particular underlying equity, debt or currency.


     For temporary defensive purposes, the Funds may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

EQUITY SECURITIES
-----------------

     The following equity securities may be purchased by a Fund to the extent such purchase is permitted by its investment objective and strategies.

Initial Public Offerings
------------------------

     Smaller companies may offer initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.


Smaller Company Securities
--------------------------

     Investments in smaller capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).


     Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

     Investments in smaller, less seasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.


OTHER INVESTMENTS AND TECHNIQUES
--------------------------------

Borrowing
----------

     Money may be borrowed for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

Closed-End Investment Companies
-------------------------------

     A Fund may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets. A Fund will invest in such companies when, in the adviser's judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

Forward Commitments, When-Issued and Delayed-Delivery Transactions
------------------------------------------------------------------

     Securities may be purchased or sold on a when-issued or delayed-delivery basis and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

     The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Illiquid Securities
-------------------


     Securities not registered under the Securities Act of 1933, as amended (the "1933 Act"), and other securities subject to legal or other restrictions on resale may be less liquid than other investments and may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. No Fund may invest or hold more than 15% (10% for the VT Money Market) of its net assets in illiquid securities.


Loans of Portfolio Securities
-----------------------------


     Each Fund, except the VT Money Market Fund, may lend its portfolio securities pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (i) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     A Fund will earn income for lending its securities because cash collateral received by a Fund pursuant to these loans is invested on behalf of the Fund by the Securities Lending Agent, subject to the investment objective, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Gain or loss in the market price of the securities loaned and securities in which the cash collateral is invested by a Fund that may occur during the term of the loan are reflected in the value of the Fund. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. A further risk is the potential loss in the market price of the securities in which the cash collateral may be invested. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.


     Wells Fargo Bank acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds' investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Other Investment Companies
--------------------------


     A Fund may invest in shares of other open-end management investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the fund's non-fundamental investment policies. Currently, under the 1940 Act, a fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions: (i) 3% of the total voting stock of any one investment company; (ii) 5% of such fund's total assets with respect to any one investment company; and (iii) 10% of such fund's total assets. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.


     ISHARES. iShares Trust and iShares, Inc. ("iShares") are registered investment companies that consist of numerous separate series (each, an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

     The VT International Core Fund is authorized to purchase shares of an iShares Fund in excess of the 3% limit noted above. Although the Fund may invest in an iShares Fund in excess of the 3% limit, it may not purchase shares of any iShares Fund if, after such purchase, it would own more than 20% of the outstanding shares of the iShares Fund.

Privately Issued Securities
---------------------------


     Privately issued securities include those which may be resold only in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are "illiquid" are subject to a Fund's policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation:
(i) the frequency of trades and quotes for the Rule 144A Security; (ii) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the Rule 144A Security; and (iv) the nature of the Rule 144A Security and the nature of the marketplace trades (E.G., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).


Repurchase Agreements
---------------------

     Repurchase agreements are agreements wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund's disposition of the security may be delayed or limited.

     A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements
-----------------------------

     A reverse repurchase agreement is an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales
-----------


     A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until a Fund replaces the borrowed security. In order to deliver the security to the buyer, a Fund must arrange through a broker to borrow the security and, in so doing, a Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that a Fund owns the securities, which are placed in a segregated account until the transaction is closed out, or has the right to obtain securities equivalent in kind and amount to the securities sold short. A Fund's ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

     Short sales by a Fund that are not made "against the box" are limited to transactions in futures and options. Such transactions create opportunities to increase a Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the futures or options sold short without the need to invest the full purchase price of the futures or options on the date of the short sale, a Fund's NAV per share will tend to increase more when the futures or options it has sold short decrease in value, and to decrease more when the futures or options it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of futures or options sold short may continuously increase, although a Fund may mitigate such losses by replacing the futures or options sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing futures or options to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     If a Fund makes a short sale "against the box," a Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Fund and its shareholders.


     In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined under the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.


     To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by a Fund will be "against the box," or the Fund's obligation to deliver the futures or options sold short not "against the box" will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of futures or options not "against the box" or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.


Unrated Investments
-------------------

     Except for the VT Money Market Fund, the Funds may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. The VT Money Market may purchase such instruments only in accordance with the Funds' procedures adopted by the Board in accordance with Rule 2a-7 under the 1940 Act. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's, Fitch, or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's, Fitch, and S&P are more fully described in the Appendix to this SAI.

Warrants
--------

     Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds."

Trustees and Officers
---------------------

     The Board supervises each Fund's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.


     GENERAL. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 144 series comprising the Trust, Wells Fargo Funds Trust and Wells Fargo Master Trust (collectively the "Fund Complex" or the "Trusts"). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 74.

     In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears separately from the information for the "interested" Trustee. In addition to the Officers listed below, the Funds have appointed an Anti-Money Laundering Compliance Officer.


                           POSITION HELD                                                                  OTHER PUBLIC
                               WITH                                                                        COMPANY OR
                            REGISTRANT/                                                                    INVESTMENT
                             LENGTH OF                        PRINCIPAL OCCUPATION(S)                        COMPANY
NAME AND AGE                SERVICE/1/                          DURING PAST 5 YEARS                       DIRECTORSHIPS
----------------------- ------------------ ------------------------------------------------------------- --------------
                                                   INDEPENDENT TRUSTEES
Thomas S. Goho, 65      Trustee,           Education Consultant to the Director of the Institute for           N/A
                        since 1987         Executive Education of the Babcock Graduate School of
                                           Management of Wake Forest University. Prior thereto, the
                                           Thomas Goho Chair of Finance of Wake Forest University,
                                           Calloway School of Business and Accountancy, from
                                           2006-2007 and Associate Professor of Finance from
                                            1999-2005.
Peter G. Gordon, 65     Trustee, since     Chairman, CEO and Co-Founder of Crystal Geyser Water                N/A
                        1998, Chairman,    Company and President of Crystal Geyser Roxane Water
                        since 2001.        Company.
Olivia Mitchell, 55     Trustee, since     Professor of Insurance and Risk Management, Wharton                 N/A
                        2006               School, University of Pennsylvania. Director of the Boettner
                                           Center on Pensions and Retirement Research. Research
                                           Associate and Board member, Penn Aging Research Center.
                                           Research Associate, National Bureau of Economic Research.
Timothy J. Penny, 56    Trustee, since     Senior Counselor to the public relations firm of                    N/A
                        1996               Himle-Horner and Senior Fellow at the Humphrey Institute,
                                           Minneapolis, Minnesota (a public policy organization).
Donald C. Willeke, 67   Trustee, since     Principal of the law firm of Willeke & Daniels.                     N/A
                        1996
                                                  INTERESTED/2/ TRUSTEE
J. Tucker Morse, 63     Trustee, since     Private Investor/Real Estate Developer. Prior thereto,              N/A
                        1987               Chairman of Whitepoint Capital, LLC until 2004.
                                                         OFFICERS
Karla M. Rabusch, 49    President, since   Executive Vice President of Wells Fargo Bank, N.A. and              N/A
                        2003               President of Wells Fargo Funds Management, LLC since
                                           2003. Senior Vice President and Chief Administrative
                                           Officer of Wells Fargo Funds Management, LLC from 2001
                                           to 2003.
Stephen Leonhardt, 48   Treasurer, since   Vice President and Manager of Fund Audit, Reporting and             N/A
                        2007               Tax for Wells Fargo Funds Management, LLC since 2007.
                                           From 2002 to 2004, Controller for Sungard Transaction
                                           Networks. Chief Operating Officer for UMB Fund Services,
                                           Inc. from 2004 to 2005. Director of Fund Administration and
                                           SEC Reporting for TIAA-CREF from 2005 to 2007.
C. David Messman, 47    Secretary, since   Senior Vice President and Secretary of Wells Fargo Funds            N/A
                        2000; Chief        Management, LLC since 2001. Vice President and Managing
                        Legal Counsel,     Senior Counsel of Wells Fargo Bank, N.A. since 1996.
                        since 2003
Debra Ann Early, 43     Chief              Chief Compliance Officer of Wells Fargo Funds                       N/A
                        Compliance         Management, LLC since 2007. Chief Compliance Officer of
                        Officer, since     Parnassus Investments from July 2005 to November 2007.
                        2007               Chief Financial Officer of Parnassus Investments from
                                           December 2004 to November 2007. Senior Audit Manager,
                                           PricewaterhouseCoopers LLP from October 1998 to
                                           December 2004.

------
/1/   Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.
/2/   BASIS OF INTERESTEDNESS. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

     COMMITTEES. The Independent Trustees are the members of the Trust's
     ----------
Governance Committee and Audit Committee.


     (1) GOVERNANCE COMMITTEE. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Nominees by shareholders are not considered unless required by or under the 1940 Act. The Governance Committee meets only as necessary and met three times during the Funds' most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.

     (2) AUDIT COMMITTEE. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Funds' most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

     COMPENSATION. Prior to January 1, 2008, each Trustee received an annual retainer (payable quarterly) of $140,000 from the Fund Complex. Each Trustee also received a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson (formerly referred to as the Lead Trustee) of the Fund Complex Board received an additional $40,000 annual retainer and the Chairperson of the Audit Committee received an additional $16,000 annual retainer, for the additional work and time devoted by the Chairpersons.

     Effective January 1, 2008, each Trustee receives an annual retainer (payable quarterly) of $160,000 from the Fund Complex. Each Trustee also receives a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance of the first telephonic Fund Complex Board meeting and each telephonic meeting beyond five. In addition, the Chairperson of the Fund Complex Board receives an additional $40,000 annual retainer and the Chairperson of the Audit Committee receives an additional $20,000 annual retainer, for the additional work and time devoted by the Chairpersons.

     The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other entity of the Fund Complex. The Officers are not compensated by the Trust for their services. For the fiscal year ended December 31, 2007, the Trustees received the following compensation:



                               COMPENSATION TABLE

                      FISCAL YEAR ENDED DECEMBER 31, 2007




                                INTERESTED
                                 TRUSTEE                                    INDEPENDENT TRUSTEES
                                J. TUCKER        THOMAS S.        PETER G.         OLIVIA         TIMOTHY J.        DONALD C.
FUND                              MORSE             GOHO           GORDON         MITCHELL           PENNY           WILLEKE
VT Asset Allocation             $  1,209         $  1,318         $  1,480        $  1,209         $  1,209         $  1,209
VT C&B Large Cap Value          $  1,209         $  1,318         $  1,480        $  1,209         $  1,209         $  1,209
VT Discovery                    $  1,209         $  1,318         $  1,480        $  1,209         $  1,209         $  1,209
VT Equity Income                $  1,209         $  1,318         $  1,480        $  1,209         $  1,209         $  1,209
VT International Core           $  1,209         $  1,318         $  1,480        $  1,209         $  1,209         $  1,209
VT Large Company Core           $  1,209         $  1,318         $  1,480        $  1,209         $  1,209         $  1,209
VT Large Company Growth         $  1,209         $  1,318         $  1,480        $  1,209         $  1,209         $  1,209
VT Money Market                 $  1,209         $  1,318         $  1,480        $  1,209         $  1,209         $  1,209
VT Opportunity                  $  1,209         $  1,318         $  1,480        $  1,209         $  1,209         $  1,209
VT Small Cap Growth             $  1,209         $  1,318         $  1,480        $  1,209         $  1,209         $  1,209
VT Small/Mid Cap Value          $  1,209         $  1,318         $  1,480        $  1,209         $  1,209         $  1,209
VT Total Return Bond            $  1,209         $  1,318         $  1,480        $  1,209         $  1,209         $  1,209
TOTAL COMPENSATION FROM         $179,000         $195,000         $219,000        $179,000         $179,000         $179,000
THE FUND COMPLEX/1/


------

/1/   Includes Trustee compensation received by other funds within the entire
       Fund Complex as of the Fund's fiscal year end (consisting of 148 funds).

     BENEFICIAL EQUITY OWNERSHIP INFORMATION. As of the calendar year ended December 31, 2007, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the dollar value of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.


           BENEFICIAL EQUITY OWNERSHIP IN THE Funds AND FUND COMPLEX

                     CALENDAR YEAR ENDED DECEMBER 31, 2007




                           INTERESTED
                           TRUSTEE                                         INDEPENDENT TRUSTEES
                           J. TUCKER        THOMAS S.        PETER G.         OLIVIA           TIMOTHY J.       DONALD C.
FUND                       MORSE            GOHO             GORDON           MITCHELL         PENNY            WILLEKE
VT Asset Allocation        $0               $0               $0               $0               $0               $0
VT C&B Large Cap Value     $0               $0               $0               $0               $0               $0
VT Discovery               $0               $0               $0               $0               $0               $0
VT Equity Income           $0               $0               $0               $0               $0               $0
VT International Core      $0               $0               $0               $0               $0               $0
VT Large Company Core      $0               $0               $0               $0               $0               $0
VT Large Company Growth    $0               $0               $0               $0               $0               $0
VT Money Market            $0               $0               $0               $0               $0               $0
VT Opportunity             $0               $0               $0               $0               $0               $0
VT Small Cap Growth        $0               $0               $0               $0               $0               $0
VT Small/Mid Cap Value     $0               $0               $0               $0               $0               $0
VT Total Return Bond       $0               $0               $0               $0               $0               $0
Aggregate Dollar Range of
Equity Securities Of Fund
Complex/1/                 over $100,000    over $100,000    over $100,000    over $100,000    over $100,000    over $100,000


------

/1/   Includes Trustee ownership in shares of other funds within the entire
       Fund Complex as of the calendar year end (consisting of 148 funds).

     OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. As of the calendar year ended December 31, 2007, none of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.



Investment Adviser
------------------

     Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.


     AFFILIATED ADVISORY PROGRAMS. Funds Management, on behalf of participants in programs managed by Funds Management, may invest a portion of the program's assets in any one Wells Fargo Advantage Fund that could represent a significant portion of the Fund's assets. In such an instance, Funds Management's decision to make changes to or rebalance the program's allocations may substantially impact the Fund's performance.


     As compensation for its advisory services, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each Fund's average daily net assets:


FUND                                          FEE
 VT Asset Allocation Fund        First $500M            0.55%
                                  Next $500M            0.50%
                                   Next $2B             0.45%
                                   Next $2B            0.425%
                                   Over $5B             0.40%

FUND                                              FEE
 VT C&B Large Cap Value Fund         First $500M            0.55%
                                      Next $500M            0.50%
                                       Next $2B             0.45%
                                       Next $2B            0.425%
                                       Over $5B             0.40%
 VT Discovery Fund                   First $500M            0.75%
                                      Next $500M            0.70%
                                       Next $2B             0.65%
                                       Next $2B            0.625%
                                       Over $5B             0.60%
 VT Equity Income Fund               First $500M            0.55%
                                      Next $500M            0.50%
                                       Next $2B             0.45%
                                       Next $2B            0.425%
                                       Over $5B             0.40%
 VT International Core Fund          First $500M            0.75%
                                      Next $500M            0.70%
                                       Next $2B             0.65%
                                       Next $2B            0.625%
                                       Over $5B             0.60%
 VT Large Company Core Fund          First $500M            0.55%
                                      Next $500M            0.50%
                                       Next $2B             0.45%
                                       Next $2B            0.425%
                                       Over $5B             0.40%
 VT Large Company Growth Fund        First $500M            0.55%
                                      Next $500M            0.50%
                                       Next $2B             0.45%
                                       Next $2B            0.425%
                                       Over $5B             0.40%
 VT Money Market Fund                 First $1B             0.30%
                                       Next $4B            0.275%
                                       Over $5B            0.250%
 VT Opportunity Fund                 First $500M            0.75%
                                      Next $500M            0.70%
                                       Next $2B             0.65%
                                       Next $2B            0.625%
                                       Over $5B             0.60%
 VT Small Cap Growth Fund            First $500M            0.75%
                                      Next $500M            0.70%
                                       Next $2B             0.65%
                                       Next $2B            0.625%
                                       Over $5B             0.60%
 VT Small/Mid Cap Value Fund         First $500M            0.75%
                                      Next $500M            0.70%
                                       Next $2B             0.65%
                                       Next $2B            0.625%
                                       Over $5B             0.60%

FUND                                           FEE
 VT Total Return Bond Fund        First $500M            0.45%
                                   Next $500M            0.40%
                                    Next $2B             0.35%
                                    Next $2B            0.325%
                                    Over $5B             0.30%

     For the fiscal year ends indicated below, the Funds listed below paid the following advisory fees and the investment adviser waived the indicated fees:


                                          YEAR ENDED
FUND                                       12/31/07
                                                          MANAGEMENT
                             MANAGEMENT                   FEES PAID
FEES PAID                  FEES INCURRED   FEES WAIVED   AFTER WAIVER
VT Asset Allocation          $1,505,505    $   55,299    $1,450,206
VT C&B Large Cap Value       $  177,121    $   54,056    $  123,065
VT Discovery                 $1,803,347    $  145,158    $1,658,189
VT Equity Income             $  577,501    $   52,540    $  524,961
VT International Core        $  345,574    $  200,735    $  144,839
VT Large Company Core        $  128,760    $   51,269    $   77,491
VT Large Company Growth      $  583,380    $   56,012    $  527,368
VT Money Market              $  144,601    $   44,918    $   99,683
VT Opportunity               $6,291,210    $1,050,817    $5,240,393
VT Small Cap Growth          $1,566,616    $   59,507    $1,507,109
VT Small/Mid Cap Value       $  153,163    $   75,846    $   77,317
VT Total Return Bond         $  570,556    $   50,813    $  519,743



                                        YEAR ENDED                              YEAR ENDED
FUND                                     12/31/06                                12/31/05
                                                     FEES                                     FEES
FEES PAID                       FEES PAID           WAIVED            FEES PAID              WAIVED
VT Asset Allocation            $1,567,645        $   50,485       $ 1,617,449           $   123,330
VT C&B Large Cap Value         $  114,614        $   49,670       $   111,956           $    48,267
VT Discovery                   $1,710,898        $  149,497       $ 1,161,672*          $   141,620*
VT Equity Income               $  563,375        $   42,539       $   591,070           $    57,920
VT International Core          $  133,165        $  183,082       $   128,237           $   128,237
VT Large Company Core          $   91,762        $   49,760       $   134,891           $    41,575
VT Large Company Growth        $  574,814        $   51,205       $   527,267           $    53,661
VT Money Market                $  122,576        $   36,936       $   129,167           $    41,851
VT Opportunity                 $5,893,058        $1,005,300       $ 5,629,332*          $ 1,169,918*
VT Small Cap Growth            $1,285,849        $   58,517       $ 1,181,809           $    66,297
VT Small/Mid Cap Value         $  103,810        $   76,710       $   112,053*          $    58,115*
VT Total Return Bond           $  378,793        $   46,268       $   317,656           $    47,696


------

* Figures for these Funds are for the period April 11, 2005 - December 31, 2005. See "Former Strong Funds" below.


     Former Strong Funds. As discussed in the "Historical Fund Information"
     -------------------
section, the VT Discovery, VT Small/Mid Cap Value and VT Opportunity Funds were created as part of the reorganization of certain portfolios of Strong into certain Funds of the Trust. Prior to the reorganization, SCM served as the investment adviser to the predecessor portfolios of these Funds. For the period between January 1, 2005 and April 10, 2005 (the "Interim Period"), Funds Management served as the investment adviser to the predecessor portfolios of these Funds pursuant to an interim investment management agreement. Prior to January 1, 2005, SCM served as the investment adviser to the predecessor portfolios of these Funds. Under the interim agreement, the contractual investment advisory fees payable to Funds Management were the same as those under the prior agreement with SCM. The fees were as follows:

                                                          ANNUAL RATE
                                    AVERAGE DAILY       (AS A PERCENTAGE
FUND                                  NET ASSETS         OF NET ASSETS)
 VT Discovery Fund                       N/A                  1.00%
 VT Small/Mid Cap Value Fund             0-4B                 0.75%
 VT Opportunity Fund                     4-6B                0.725%
                                         >6B                  0.70%


     The table below shows the advisory fees paid by the predecessor portfolios of these Funds. For the period indicated below, the predecessor portfolios paid the following advisory fees:




                                        1/1-4/10/05
FUND                                 FUNDS MANAGEMENT
                                                     FEES
                                FEES PAID           WAIVED
VT Discovery                   $  316,963         $  12,039
VT Small/Mid Cap Value         $   21,366         $  21,366
VT Opportunity                 $1,001,187         $1,00,187


     General. Each Fund's Advisory Agreement will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Fund's Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Advisers
-----------------------

     Funds Management has engaged Cooke & Bieler, L.P. ("C&B"), Matrix Asset Advisors, Inc. ("Matrix"), New Star Institutional Managers Limited ("New Star"), Peregrine Capital Management, Inc. ("Peregrine"), an affiliate of Funds Management, and Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, to serve as investment sub-advisers to the Funds (each a "Sub-Adviser" and collectively, the "Sub-Advisers"). Subject to the direction of the Trust's Board and the overall supervision and control of Funds Management and the Trust, the Sub-Adviser makes recommendations regarding the investment and reinvestment of the Funds' assets. The Sub-Adviser furnishes to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Adviser also furnishes such additional reports and information as Funds Management and the Trust's Board and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.

     For providing investment sub-advisory services to the Funds, the Sub-Advisers are entitled to receive monthly fees at the annual rates indicated below of each Fund's average daily net assets. These fees may be paid by Funds Management or directly by the Funds. If a sub-advisory fee is paid directly by a Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.


FUND                                  SUB-ADVISER              SUB-ADVISORY FEES
 VT Asset Allocation Fund            Wells Capital       First $100M            0.15%
                                       Management         Next $100M           0.125%
                                                          Over $200M            0.10%
 VT C&B Large Cap Value Fund              C&B            First $250M            0.45%
                                                          Next $250M            0.40%
                                                          Next $250M            0.35%
                                                          Over $750M            0.30%
 VT Discovery Fund                   Wells Capital       First $100M            0.45%
                                       Management         Next $100M            0.40%
                                                          Over $200M            0.35%
 VT Equity Income Fund               Wells Capital       First $100M            0.35%
                                       Management         Next $100M            0.30%
                                                          Next $300M            0.20%
                                                          Over $500M            0.15%

FUND                                   SUB-ADVISER              SUB-ADVISORY FEES
 VT International Core Fund             New Star           First $50M            0.35%
                                                           Next $500M            0.29%
                                                          Over $550M             0.20%
 VT Large Company Core Fund              Matrix            First $50M            0.20%
                                                            Over $50M            0.16%
 VT Large Company Growth Fund          Peregrine           First $25M            0.55%
                                                            Next $25M            0.45%
                                                           Next $100M            0.40%
                                                           Next $125M            0.35%
                                                          Over $275M            0.225%
 VT Money Market Fund                Wells Capital          First $1B            0.05%
                                       Management            Next $2B            0.03%
                                                             Next $3B            0.02%
                                                             Over $6B            0.01%
 VT Opportunity Fund                 Wells Capital        First $100M            0.45%
                                       Management          Next $100M            0.40%
                                                          Over $200M             0.30%
 VT Small Cap Growth                 Wells Capital        First $100M            0.55%
                                       Management          Next $100M            0.50%
                                                          Over $200M             0.40%
 VT Small/Mid Cap Value              Wells Capital        First $100M            0.45%
                                       Management          Next $100M            0.40%
                                                          Over $200M             0.35%
 VT Total Return Bond                Wells Capital        First $100M            0.20%
                                       Management          Next $200M           0.175%
                                                           Next $200M            0.15%
                                                          Over $500M             0.10%


     Former Strong Funds. As discussed in the "Historical Fund Information" section, the VT Discovery, VT Small/Mid Cap Value and VT Opportunity Funds were created as part of the reorganization of certain portfolios of Strong into certain funds of the Trust. Prior to the reorganization during the Interim Period, Wells Capital Management served as the investment sub-adviser to the predecessor portfolios of these Funds pursuant to an interim investment sub-advisory agreement and was entitled to receive a monthly fee at the annual rates indicated below of the predecessor fund's average daily net assets.


FUND                                  SUB-ADVISER                     FEE
 VT Discovery Fund                   Wells Capital       First $200M            0.35%
 VT Small/Mid Cap Value Fund           Management         Over $200M            0.30%
 VT Opportunity Fund


     General. Each Fund's Sub-Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or (ii) by the Trust's Board, including a majority of the Trustees of the Trust who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to the Sub-Advisers.



Unaffiliated Sub-Advisers
-------------------------

     Listed below is the aggregate dollar amount of sub-advisory fees paid by each Fund listed below to the respective unaffiliated sub-adviser for the last three fiscal years.



                               YEAR ENDED 12/31/07             YEAR ENDED 12/31/06            YEAR ENDED 12/31/05
                                               FEES                             FEES                           FEES
FUND AND SUB-ADVISER         FEES PAID        WAIVED         FEES PAID         WAIVED        FEES PAID        WAIVED
COOKE & BIELER
VT C&B Large Cap            $143,336         $0            $2,968,738         $0            $104,407         $0
Value Fund
NEW STAR

                                YEAR ENDED 12/31/07            YEAR ENDED 12/31/06           YEAR ENDED 12/31/05
                                                FEES                           FEES                           FEES
FUND AND SUB-ADVISER          FEES PAID        WAIVED        FEES PAID        WAIVED        FEES PAID        WAIVED
VT International Core         $161,687           $0          $ 22,227           $0           $10,712           $0
Fund
MATRIX
VT Large Company              $ 46,992           $0          $144,809           $0           $80,577           $0
Core Fund


Portfolio Managers
------------------


     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Portfolio Managers." The information in this section is provided as of December 31, 2007, the most recent fiscal year end for the Funds managed by the portfolio managers listed below (each a "Portfolio Manager" and together, the "Portfolio Managers"). The Portfolio Managers (except for the VT Money Market Fund) manage the investment activities of the Funds on a day-to-day basis as follows.




FUND                           SUB-ADVISER                 PORTFOLIO MANAGERS
------------------------------ --------------------------  ---------------------------
VT Asset Allocation Fund       Wells Capital Management    Galen G. Blomster, CFA
                                                           Gregory T. Genung, CFA
                                                           Jeffrey P. Mellas
VT C&B Large Cap Value Fund    C&B                         Kermit S. Eck, CFA
                                                           Daren C. Heitman, CFA
                                                           Michael M. Meyer, CFA
                                                           James R. Norris
                                                           Edward W. O'Connor, CFA
                                                           R. James O'Neil, CFA
                                                           Mehul Trivedi, CFA
VT Discovery Fund              Wells Capital Management    James M. Leach, CFA
                                                           Thomas J. Pence, CFA
VT Equity Income Fund          Wells Capital Management    Gary J. Dunn, CFA
                                                           Robert M. Thornburg
VT International Core Fund     New Star                    Mark Beale
                                                           Brian Coffey
                                                           Richard Lewis
VT Large Company Core Fund     Matrix                      David A. Katz, CFA
VT Large Company Growth Fund   Peregrine                   John S. Dale, CFA
                                                           Gary E. Nussbaum, CFA
VT Opportunity Fund            Wells Capital Management    Ann M. Miletti
VT Small Cap Growth Fund       Wells Capital Management    Jerome "Cam" Philpott, CFA
                                                           Stuart Roberts
VT Small/Mid Cap Value Fund    Wells Capital Management    Erik C. Astheimer
                                                           I. Charles Rinaldi
                                                           Michael Schneider, CFA
VT Total Return Bond Fund      Wells Capital Management    Thomas O'Connor, CFA
                                                           Troy Ludgood
                                                           Lynne A. Royer
                                                           William C. Stevens


     MANAGEMENT OF OTHER ACCOUNTS. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, not including the Funds. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under "Other Accounts."

                              REGISTERED INVESTMENT  OTHER POOLED INVESTMENT
PORTFOLIO MANAGER*                  COMPANIES               VEHICLES         OTHER ACCOUNTS MANAGED
                                NUMBER      TOTAL      NUMBER       TOTAL      NUMBER      TOTAL
                                  OF        ASSETS       OF        ASSETS        OF        ASSETS
                               ACCOUNTS    MANAGED    ACCOUNTS     MANAGED    ACCOUNTS    MANAGED
C&B
 Kermit S. Eck, CFA               6      $   2.16B       1       $  28.44M      219     $   4.83B
 Daren C. Heitman, CFA            6      $   2.16B       1       $  28.44M      219     $   4.83B
 Michael M. Meyer, CFA            6      $   2.16B       1       $  28.44M      219     $   4.83B
 James R. Norris                  6      $   2.16B       1       $  28.44M      219     $   4.83B
 Edward W. O'Connor, CFA          6      $   2.16B       1       $  28.44M      219     $   4.83B
 R. James O'Neil, CFA             6      $   2.16B       1       $  28.44M      219     $   4.83B
 Mehul Trivedi, CFA               6      $   2.16B       1       $  28.44M      219     $   4.83B
MATRIX
 David A. Katz, CFA               4      $    788M       1       $     11M      434     $    788M
NEW STAR
 Mark Beale                       4      $ 522.02M       3       $ 524.01M        7     $   1.90B
 Brian Coffey                     0      $       0       3       $ 139.44M       10     $ 519.29M
 Richard Lewis                    1      $ 684.32M       5       $ 410.34M       13     $   3.30B
PEREGRINE
 John S. Dale, CFA                2      $   3.70B       1       $    248M       33     $   2.08B
 Gary E. Nussbaum, CFA            2      $   3.70B       1       $    248M       33     $   2.08B
WELLS CAPITAL MANAGEMENT
 Erik C. Astheimer                1      $    193M       1       $     16M        3     $     59M
 Galen G. Blomster, CFA          11      $   6.27B       1       $    540M        0             0
 Gary J. Dunn, CFA                2      $ 623.60M       2       $  59.50M       23     $ 484.60M
 Gregory T. Genung, CFA           5      $   4.71B       3       $ 955.61M        7     $ 258.38M
 James M. Leach, CFA              2      $    572M       1       $     30M       56     $   1.70B
 Troy Ludgood                     6      $   5.50B       2       $   1.30B       36     $  10.50B
 Jeffrey P. Mellas               11      $   6.30B       1       $    540M       14     $   4.20B
 Ann M. Miletti                   2      $   2.85B       0       $       0       27     $    838M
 Thomas O'Connor, CFA             7      $   5.90B       2       $   1.30B       37     $  10.60B
 Thomas J. Pence, CFA            11      $   5.08B       3       $     88M      179     $   8.63B
 Jerome "Cam" Philpott, CFA       4      $    826M       2       $     45M       14     $   1.48B
 I. Charles Rinaldi               6      $   4.42B       1       $     16M       46     $    752M
 Stuart Roberts                   4      $    826M       2       $     45M       14     $   1.48B
 Lynne A. Royer                   6      $   5.50B       2       $   1.30B       37     $  10.50B
 Michael Schneider, CFA           1      $    193M       1       $     16M        3     $     59M
 William C. Stevens               8      $   6.30B       2       $   1.30B       43     $  10.60B
 Robert M. Thornburg              2      $ 623.60M       2       $  59.50M       23     $ 484.60M


------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

     The following table indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts.



                              REGISTERED          OTHER POOLED
PORTFOLIO MANAGER*       INVESTMENT COMPANIES INVESTMENT VEHICLES   OTHER ACCOUNTS MANAGED
                           NUMBER     TOTAL     NUMBER     TOTAL     NUMBER       TOTAL
                             OF       ASSETS      OF       ASSETS      OF         ASSETS
                          ACCOUNTS   MANAGED   ACCOUNTS   MANAGED   ACCOUNTS     MANAGED
C&B
 Kermit S. Eck, CFA          0      $0            0      $0            3        $ 478.77M
 Daren C. Heitman, CFA       0      $0            0      $0            3        $ 478.77M

                                   REGISTERED      OTHER POOLED INVESTMENT
PORTFOLIO MANAGER*            INVESTMENT COMPANIES        VEHICLES          OTHER ACCOUNTS MANAGED
                                NUMBER     TOTAL     NUMBER       TOTAL      NUMBER       TOTAL
                                  OF       ASSETS      OF        ASSETS        OF         ASSETS
                               ACCOUNTS   MANAGED   ACCOUNTS     MANAGED    ACCOUNTS     MANAGED
 Michael M. Meyer, CFA            0      $  0          0      $     0          3        $ 478.77M
 James R. Norris                  0      $  0          0      $     0          3        $ 478.77M
 Edward W. O'Connor, CFA          0      $  0          0      $     0          3        $ 478.77M
 R. James O'Neil, CFA             0      $  0          0      $     0          3        $ 478.77M
 Mehul Trivedi, CFA               0      $  0          0      $     0          3        $ 478.77M
MATRIX
 David A. Katz, CFA               0      $  0          1      $ 11.00M         4        $   6.00M
NEW STAR
 Mark Beale                       0      $  0          0      $     0          0        $       0
 Brian Coffey                     0      $  0          0      $     0          0        $       0
 Richard Lewis                    0      $  0          0      $     0          0        $       0
PEREGRINE
 John S. Dale, CFA                0      $  0          0      $     0          0        $       0
 Gary E. Nussbaum, CFA            0      $  0          0      $     0          0        $       0
WELLS CAPITAL MANAGEMENT
 Erik C. Astheimer                0      $  0          0      $     0          0        $       0
 Galen G. Blomster, CFA           0      $  0          0      $     0          0        $       0
 Gary J. Dunn, CFA                0      $  0          0      $     0          0        $       0
 Gregory T. Genung, CFA           0      $  0          0      $     0          4        $ 152.90M
 James M. Leach, CFA              0      $  0          0      $     0          0        $       0
 Troy Ludgood                     0         0          0            0          2        $   2.70B
 Jeffrey P. Mellas                0      $  0          0      $     0          5        $    329M
 Ann M. Miletti                   0      $  0          0      $     0          0        $       0
 Thomas O'Connor, CFA             0      $  0          0      $     0          2        $   2.70B
 Thomas J. Pence, CFA             0      $  0          0      $     0          0        $       0
 Jerome "Cam" Philpott, CFA       0      $  0          0      $     0          2        $ 369.70M
 I. Charles Rinaldi               1      $81M          0            0          1        $     77M
 Stuart Roberts                   0      $  0          0      $     0          2        $ 369.70M
 Lynne A. Royer                   0      $  0          0      $     0          2        $   2.70B
 Michael Schneider, CFA           0      $  0          0      $     0          0        $       0
 William C. Stevens               0      $  0          0      $     0          2        $   2.70B
 Robert M. Thornburg              0      $  0          0      $     0          0        $       0


------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

     MATERIAL CONFLICTS OF INTEREST. The Portfolio Managers face inherent
     ------------------------------
conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.


     To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Additionally, some of the Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the

Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Manager may maintain.

     C&B. In the case of C&B, the Portfolio Managers manage accounts on a team basis so the Portfolio Managers may be subject to the potential conflicts of interests described above. Accordingly, performance and allocation of securities are closely monitored to ensure equal treatment and C&B has implemented policies and procedures to ensure that clients are treated fairly and that potential conflicts of interest are minimized.

     MATRIX. Matrix focuses solely on a large cap value strategy for all accounts and does not anticipate any conflicts of interest arising between the Fund and the investment strategy of other accounts due to the policies and procedures that are in place. Matrix maintains and follows the "MAA Client Trading Policy and Procedures" outlining the method of sequencing trade orders among clients, including Funds. All orders are aggregated to the extent feasible with the intent to achieve net best execution. The exception to this would be those accounts with directed brokerage. In general no priority is to be given to any brokerage house in terms of the timing of orders. Orders will be placed to maximize the number of clients and the number of shares that can be bought or sold for these clients without materially affecting the market and to minimize stock price movement. MAA makes every effort to maintain a fair order generation and allocation methodology favoring no client or client group and eliminating any perceived conflict of interest. Employee trading is governed by both Matrix's Code of Ethics and Employee Trading Policy and Procedures. Employees are prohibited from buying or selling individual securities on the same day of the firm's purchase or sale of the same security for any client, except in the case an employee has designated Matrix as their investment advisor and is thereby a client of the firm traded with other client accounts according to client trading policies and procedures. As MAA manages separate client accounts, a hedge fund and advises and sub-advises mutual funds and closed end funds, we are cognizant of the issues involved with managing and trading these different accounts. We have safeguards in place to ensure that no account is advantaged or disadvantaged versus the other accounts.

     NEW STAR. The Portfolio Managers may face inherent conflicts of interest in their day-to-day management of the Portfolios and other accounts because the Portfolios may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage mounts with different investment strategies than the Portfolios, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Portfolio. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Portfolios.

     To minimize the effects of these inherent conflicts of interest, the Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings, subject to their individual guidelines and restrictions. Furthermore, the Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the investment Advisers Act of 1 940 (the "Advisers Act') to address potential conflicts associated with managing the Portfolios and any personal mounts the Portfolio Manager may maintain.

     The Portfolio Managers of New Star may be subject to the potential conflicts of interests described above with their management of the Funds in relationship with their management of other accounts or registered investment companies, however, the investment process does not allow individual members of the team to authorized trades and further procedures are in place which are designed to ensure that all clients are treated fairly and equitably over time.


     PEREGRINE. In the case of Peregrine, the Portfolio Managers hold the same securities in the same proportionate weightings, subject to client and float/liquidity constraints and cash flows. Performance and allocation of securities are closely monitored to ensure equal treatment. Accordingly, the Portfolio Managers have not experienced material conflicts of interests in managing multiple accounts.

     WELLS CAPITAL MANAGEMENT. Wells Capital Management's Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.


     COMPENSATION. The Portfolio Managers were compensated by their employing
     ------------
Sub-Adviser from the fees the Adviser pays the Sub-Adviser using the following compensation structures:


     C&B COMPENSATION. The C&B Portfolio Managers are compensated using substantially identical compensation structures for all accounts managed. They each receive a fixed cash salary and an annual bonus from a bonus pool based on the pre-tax performance of individual securities selected by the Portfolio Managers. C&B measures performance of securities against the S&P

500 Index and the Russell 1000 Value Index for the Large Cap Value strategy accounts. Bonus allocations are determined by an annual peer review process conducted by the investment team. Allocations vary depending primarily on the four-year rolling investment results attributed to each individual security. The Portfolio Managers also receive a fixed deferred compensation. Partners of C&B receive a return proportionate to their investment based upon the firm's overall success.

     MATRIX COMPENSATION. The Portfolio Manager is compensated using a fixed cash salary, an annual incentive bonus based on individual performance and overall company performance and profitability, which obviously subsumes individual account performance.

     NEW STAR COMPENSATION. In addition to receiving a standard salary package which is broadly aligned to market rates, all investment professionals hold a significant number of shares or share options in New Star. The success of New Star is dependent on the ability of the investment professionals to deliver performance to investors and intermediaries. No individuals are rewarded solely based on their performance or by any reference to differing fund fee structures such as performance fees or differing tiered rates. Share or option participation rather than performance fees ensures that unnecessary risks on individual portfolios are not taken and that the key driver of the business, long term fund performance, is uppermost in their minds. They will ultimately only be rewarded if the business is successful and performance is good. Shares held by employees are subject to a lock-in arrangement, and may then be sold, progressively over the period to November 2009. Group life assurance and medical insurance is available to permanent employees.

     PEREGRINE COMPENSATION: Peregrine's Portfolio Managers are compensated with a fixed cash salary containing an incentive component. The incentive component is based on the company's revenue generated by the firm's investment style. Revenue reflects investment performance, client retention and asset growth, aligning interests of portfolio managers with their clients. The Portfolio Managers are limited to 25 relationships or a predetermined level of assets under management, whichever occurs first, to enable the Portfolio Managers to be intimately involved in each relationship and ensure that size does not overwhelm investment opportunities. a portion of the incentive compensation is tied to pre-tax investment performance relative to standard indicies. Performance based incentive compensation applies to all accounts. The strategy employed in the VT Large Company Growth Fund is compared to the Russell 1000 (Reg. TM) Index and the Lipper Large Cap Growth Average over one, three, and five years.


     WELLS CAPITAL MANAGEMENT COMPENSATION. The compensation structure for Wells Capital Management's portfolio managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pre-tax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1- and 3-year performance results versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account's individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund's portfolio may be compared for these purposes generally are indicated in the "Performance" sections of the Prospectuses.


     BENEFICIAL OWNERSHIP IN THE FUNDS. None of the Portfolio Managers
     ---------------------------------
beneficially owned any of the Funds' equity securities.

Administrator
-------------

     The Trust has retained Funds Management (the "Administrator"), the investment adviser for the Funds, located at 525 Market Street, 12th Floor, San Francisco, CA 94105, as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds' operations, including communication, coordination, and supervision services with regard to the Funds' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds' investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds' transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services.

     In addition, Funds Management has agreed to pay all of the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. For providing administrative services, including paying the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund's average daily net assets:



 FEE (SINGLE CLASS)
 First $5B        0.16%
 Next $5B         0.15%
 Over $10B        0.14%


     ADMINISTRATIVE FEES PAID. For the fiscal year ends shown in the table below, the Funds listed below paid the following administrative fees:



                            YEAR ENDED   YEAR ENDED    YEAR ENDED
FUND                         12/31/07     12/31/06      12/31/05
 VT Asset Allocation        $  437,965   $  470,729   $   506,408
 VT C&B Large Cap Value     $   51,526   $   47,792   $    46,610
 VT Discovery               $  384,714   $  396,884   $   275,467*
 VT Equity Income           $  168,000   $  176,266   $   188,797
 VT International Core      $   73,722   $   67,466   $    60,123
 VT Large Company Core      $   37,457   $   41,171   $    51,355
 VT Large Company Growth    $  169,711   $  182,115   $   168,997
 VT Money Market            $   77,120   $   85,073   $    91,210
 VT Opportunity             $1,381,005   $1,520,074   $ 1,182,598*
 VT Small Cap Growth        $  334,211   $  286,798   $   266,262
 VT Small/Mid Cap Value     $   32,675   $   38,511   $    27,298*
 VT Total Return Bond       $  202,864   $  151,133   $   129,903


------

* Figures for these Funds are for the period April 11, 2005 - December 31, 2005. See "Former Strong Funds" below.

     FORMER STRONG FUNDS. As discussed in the "Historical Fund Information" section, the VT Discovery, VT Small/Mid Cap Value and VT Opportunity Funds were created as part of the reorganization of certain portfolios of Strong into certain funds of the Trust. Prior to the reorganization, Strong Investor Services, Inc. ("SIS") served as the administrator to the predecessor portfolios of these Funds and was entitled to receive a fee from the predecessor portfolio at the annual rate of 0.30% of the predecessor portfolio's average daily net assets attributable to each class of shares. The table below shows the administrative fees paid by the predecessor portfolios in the "Interim Period" to SIS.




                                  1/1/05-
FUND                              4/10/05
                                             FEES
                           FEES PAID        WAIVED
 VT Discovery Fund          $52,832           $0

                                             1/1/05-
FUND                                         4/10/05
                                                         FEES
                                      FEES PAID         WAIVED
 VT Opportunity Fund                 $1,890,570           $0
 VT Small/Mid Cap Value Fund         $   37,217           $0



Distributor
-----------

     Wells Fargo Funds Distributor, LLC (the "Distributor" or "WFFD"), located at 525 Market Street, San Francisco, California 94105, serves as the distributor to the Funds.


     The Funds have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for their shares. The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

     Under the Plan and pursuant to the related Distribution Agreement, the shares of the Funds pay the Distributor, on a monthly basis, an annual fee of 0.25% of the average daily net assets attributable to the Fund as compensation for distribution-related services or as reimbursement for distribution-related expenses.


     The actual fee payable to the Distributor by the Funds is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the Financial Industry Regulatory Authority ("FINRA") under the Conduct Rules of the FINRA. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (I.E., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.


                               DISTRIBUTION FEES


     For the fiscal year ended December 31, 2007, the Funds listed below paid to the Distributor, pursuant to the Plan, the following fees for distribution-related expenses:




                                              PRINTING &                 UNDERWRITERS   BROKER/DEALER
                                   TOTAL        MAILING    ADVERTISING   COMPENSATION   COMPENSATION
  VT Asset Allocation Fund      $  684,320        $0            $0        $  571,216      $113,104
  VT C&B Large Cap Value        $   80,509        $0            $0        $        0      $ 80,509
 Fund
  VT Discovery Fund             $  601,116        $0            $0        $  165,060      $436,056
  VT Equity Income              $  262,501        $0            $0        $   85,535      $176,966
  VT International Core Fund    $  115,191        $0            $0        $   98,226      $ 16,965
  VT Large Company Core         $   58,527        $0            $0        $   35,790      $ 22,737
 Fund
  VT Large Company              $  265,173        $0            $0        $  203,453      $ 61,720
 Growth Fund
  VT Money Market Fund          $  120,500        $0            $0        $   87,798      $ 32,702
  VT Opportunity Fund           $2,157,820        $0            $0        $1,764,508      $393,312
  VT Small Cap Growth           $  522,205        $0            $0        $  492,197      $ 30,008
 Fund
  VT Small/Mid Cap Value        $   51,054        $0            $0        $    9,191      $ 41,863
 Fund

                                                PRINTING &                          UNDERWRITERS        BROKER/DEALER
                                 TOTAL           MAILING         ADVERTISING        COMPENSATION         COMPENSATION
  VT Total Return Bond         $316,976             $0                $0              $293,913             $23,063
 Fund


     General. The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

     The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such Non-Interested Trustees.

     Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds' shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (I.E., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

Custodian
---------

     Wells Fargo Bank, N.A. (the "Custodian") located at Norwest Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.02% of the average daily assets of each Fund, except for the VT International Core Fund, for which Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.10% of the average daily net assets of the Fund.

Fund Accountant
---------------

     PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant and in such capacity maintains the financial books and records for the Funds. For these services, PFPC is entitled to receive from each Fund an annual asset-based Fund Complex fee as shown in the chart below:



AVERAGE FUND COMPLEX DAILY NET ASSETS                 ANNUAL ASSET-BASED
(EXCLUDING THE MASTER TRUST PORTFOLIO ASSETS)                FEES
       First $85B                                           0.0051%
       Over $85B                                            0.0025%



     In addition, PFPC is entitled to receive an annual base fee of $20,000 per Fund. PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Fund, $1,500 for the third manager in each Fund and $500 for each manager beyond the third manager in each Fund. Finally, PFPC is entitled to receive certain out-of-pocket costs. Each Fund's share of the annual asset-based Fund Complex fee is based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex, excluding the Master Trust portfolios.


Transfer and Distribution Disbursing Agent
------------------------------------------

     Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions.
--------------------------


     The Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis. Prior to April 11, 2005, Stephens served as the principal underwriter distributing securities of the VT Asset Allocation, VT C&B Large Cap Value, VT Equity Income, VT International Core, VT Large Company Growth, VT Money Market, VT Small Cap Growth and VT Total Return Bond Funds on a continuous basis. Stephens did not receive commissions for providing underwriting services to the Trust. During the past three fiscal years, neither Stephens nor the Distributor, as appropriate, received any commissions for providing underwriting services to the Trust.


     Former Strong Funds Prior to April 11, 2005, Strong Investments, Inc.
     -------------------
("SII") served as the principal underwriter for the predecessor portfolios of the VT Discovery, VT Small/Mid Cap Value and VT Opportunity Funds. Only the predecessor portfolio to the Opportunity Fund, which offered Advisor Class shares, paid an annual 12b-1 fee to SII. From January 1, 2005 to April 10, 2005, SII retained $277,329 in 12b-1 fees paid by the predecessor VT Opportunity Fund.

Code of Ethics
--------------

     The Fund Complex, the Adviser, the Distributor and the Sub-Advisers each has adopted a code of ethics which contains policies on personal securities transactions by "access persons" as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the WELLS FARGO ADVANTAGE FUNDS family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Advisers are on public file with, and are available from, the SEC.

                        DETERMINATION OF NET ASSET VALUE

     The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business, with the exception of Columbus Day and Veterans Day for the VT Total Return Bond Fund. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Fund's shares.

     Each Fund's investments, except for those of the VT Money Market Fund, are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

     The VT International Core Fund uses an independent service provider to review U.S. market moves after the close of foreign markets and assist with the decision whether to substitute fair values for foreign security market prices. This service provider applies a multi-factor methodology, which uses factors such as ADRs, sector indices and futures, to each foreign portfolio security as part of this process.

     Money market instruments and debt instruments maturing in 60 days or less generally are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.


     VT Money Market Fund. The VT Money Market Fund uses the amortized cost
     --------------------
method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.


     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund must maintain a dollar-weighed average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7 under the 1940 Act) of thirteen months or less and invest only in those high-quality securities that are determined by the Board to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to Rule 2a-7, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board, at such intervals as it may deem appropriate, to determine whether the Fund's NAV calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding distributions or establishing a NAV per share by using available market quotations. It is the intention of the Fund to maintain a per share NAV of $1.00, but there can be no assurance that each Fund will do so.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


     Shares of the Funds may be purchased on any day a Fund is open for business. Generally, each Fund is open for business each day the New York Stock Exchange is open for trading (a "Business Day"). The New York Stock Exchange is currently closed in observance of New Year's Day, Martin Luther King Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.


     Purchase orders for a Fund received before such Fund's NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

     Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Each Fund reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. In addition, the Fund may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.


     Compensation to Dealers and Shareholder Servicing Agents. Set forth below
     ---------------------------------------------------------
is a list of the member firms of FINRA to which the Adviser, the Funds' distributor or their affiliates made payments out of their revenues in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders in the year ending December 31, 2007 ("Additional Payments"). (Such payments are in addition to any amounts paid to such FINRA firms in the form of dealer reallowances or fees for shareholder servicing or distribution. The payments are discussed in further detail in the Prospectus under the title "Compensation to Dealers and Shareholder Servicing Agents"). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2007, are not reflected:

     FINRA MEMBER FIRMS
     ------------------

  o 401(k) Investment Services, Inc.

  o ADP Broker-Dealer, Inc.

  o A.G. Edwards & Sons, Inc.

  o American Skandia Marketing, Inc.

  o Ameriprise Financial Services, Inc.

  o Bear, Stearns Securities Corp.


  o Charles Schwab & Co., Inc.

  o Citigroup Global Markets, Inc.

  o CitiStreet Advisors LLC

  o Fidelity Investments Institutional Services Company, Inc.

  o Financial Network Investment Corp.

  o GWFS Equities, Inc.


  o GunnAllen Financial, Inc.

  o Hewitt Financial Services, LLC

  o ING Financial Partners, Inc.

  o Linsco/Private Ledger Corporation

  o Mellon Financial Markets, LLC

  o Merrill Lynch, Pierce, Fenner & Smith Incorporated

  o Morgan Stanley DW, Inc.

  o MSCS Financial Services, LLC

  o Multi-Financial Securities Corporation

  o Nationwide Investment Services Corp.

  o Pershing LLC

  o Prudential Investment Management Services, Inc.

  o Prudential Retirement Brokerage Services, Inc.

  o Ross, Sinclaire & Associates, LLC

  o Security Distributors, Inc.

  o Raymond James & Associates, Inc.

  o RBC Dain Rauscher, Inc.

  o UBS Financial Services Inc.


  o Valic Financial Advisors, Inc.

  o Wachovia Securities, LLC


  o Wells Fargo Investments, LLC

     In addition to member firms of FINRA, Additional Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list.

     Also not included on the list above are other subsidiaries of Wells Fargo & Company who may receive revenue from the Adviser, the Funds' distributor or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.


                             PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, the Sub-Advisers are responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Advisers to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While the Sub-Advisers generally seek reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, affiliated broker-dealers. However, the Funds and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Funds from directing portfolio brokerage to brokers who sell Fund shares as compensation for such selling efforts. In the over-the-counter market, securities are generally traded on a "net" basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.



     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. The Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which the Distributor or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Trustees.


     In placing orders for portfolio securities of a Fund, a Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the trade execution procedures of a Sub-Adviser to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

     A Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include:
(1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

     Portfolio Turnover. The portfolio turnover rate is not a limiting factor
     ------------------
when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund's shareholders.

     The table below shows the Funds' portfolio turnover rates for the two most recent fiscal years:



                                DECEMBER 31,        DECEMBER 31,
FUND                                2007                2006
VT Asset Allocation                 25%                 12%
VT C&B Large Cap Value              35%                 30%
VT Discovery                       135%                114%
VT Equity Income                    20%                 14%
VT International Core             65%/1/                43%
VT Large Company Core             42%/2/                19%
VT Large Company Growth             10%                 12%
VT Money Market                     N/A                 N/A
VT Opportunity                      64%                 41%
VT Small Cap Growth                121%                135%
VT Small/Mid Cap Value              60%                 81%
VT Total Return Bond              580%/3/             662%/4/


------

/1/   Higher turnover for this Fund resulted from changes to the asset allocation in the first quarter of 2007 made by the subadviser's newly appointed head of trading for Japanese securities, and additional trading throughout the year to meet cash flow requirements as a result of shareholder activity.
/2/   Increase in portfolio turnover rate in 2007 was due to in part because several holdings in the Fund were acquired for cash, such as Bank of New York, First Data Corp., American Power Conversion and Symbol Technologies. Additionally, several holdings reached the subadvisers' target sales price and were sold, with proceeds then invested in other opportunities.
/3/   Portfolio Turnover ratio, excluding To Be Announced securities (TBAs), is
       309%.
/4/   Portfolio Turnover ratio, excluding To Be Announced securities (TBAs), is
       337%.

     Brokerage Commissions. For the three most recent fiscal years, the Funds
     ---------------------
listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:




FUND                               12/31/07           12/31/06            12/31/05
 VT Asset Allocation             $39,874/1/         $   53,628         $      57,952
 VT C&B Large Cap Value          $12,215/2/         $   18,212         $      42,672
 VT Discovery                    $  589,551         $  571,861         $  804,914/3/
 VT Equity Income                $   53,890         $   36,004         $      75,616
 VT International Core           $   51,026         $   51,874         $      61,222
 VT Large Company Core           $   26,610         $   20,338         $   89,961/4/
 VT Large Company Growth         $   34,079         $   35,759         $      24,330
 VT Money Market                 $        0         $        0         $           0
 VT Opportunity                  $1,011,506         $1,189,503         $1,213,435/3/
 VT Small Cap Growth             $  729,503         $  809,357         $     934,276
 VT Small/Mid Cap Value          $   72,853         $  118,987         $  180,258/3/
 VT Total Return Bond            $        0         $        0         $           0


------

/1/   The decrease in commissions reflects the decline in assets in the Fund.
       The accounts experienced outflows throughout the year.
/2/   The decrease in commissions of approximately 67% from the previous period resulted from an increase in execution trading and a decline in soft dollar transactions.
/3/   Totals for these funds are for the period 4/11/05 - 12/31/05. See "Former
       Strong Funds" below.

/4/   Matrix assumed management of the Fund on 4/1/05. Repositioning of the
       Fund upon taking over management resulted in higher than usual brokerage commissions in 2005.


     No commissions were paid to affiliated brokers during these time periods.


     Former Strong Funds. For the fiscal period listed below, the predecessor
     -------------------
portfolios of the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:


                               TOTAL COMMISSIONS



                               PERIOD 1/1/05 -
FUND                               4/10/05
VT Discovery                      $132,867
VT Small/Mid Cap Value            $ 21,499
VT Opportunity                    $462,964



     Directed Brokerage Commissions. For the fiscal year ended December 31,
     ------------------------------
2007, the Sub-Advisers listed below directed brokerage transactions to a broker for research services provided, and paid the following commissions based on the stated total amount of transactions.




SUB-ADVISER/FUND              COMMISSIONS PAID   TRANSACTIONS VALUE
  COOKE & BIELER
   VT C&B Large Cap Value         $  7,362          $  6,988,707
  MATRIX
   VT Large Company Core          $ 15,111          $ 14,171,797
  PEREGRINE
   VT Large Company Growth        $ 33,032          $ 35,354,451
  WELLS CAPITAL MANAGEMENT
   VT Discovery                   $ 59,948          $ 68,778,760
   VT Equity Income               $ 23,446          $ 25,670,985
   VT Opportunity                 $475,642          $340,972,451
   VT Small Cap Growth            $ 70,160          $ 38,424,946
   VT Small/Mid Cap Value         $  5,829          $  1,635,522



     Securities of Regular Broker-Dealers. The Funds are required to identify
     ------------------------------------
any securities of their "regular brokers or dealers" (as defined under the 1940
Act) or of their parents that the Funds may hold at the close of their most recent fiscal year. As of December 31, 2007, the following Funds held securities of their regular broker-dealers or of their parents as indicated in the amounts shown below:




FUND                        BROKER OR DEALER     DOLLAR VALUE OF SHARES
 VT Asset Allocation Fund   Bank of America           $ 2,086,693
                            Citigroup                 $ 6,707,461
                            JP Morgan                 $13,179,490
                            Barclays                  $ 4,530,989
                            Bear Stearns              $ 7,551,648
                            Credit Suisse FB          $10,068,865
                            Deutsche Bank             $ 5,034,432
                            Greenwich Capital         $   251,722
                            Merrill Lynch             $    37,758
                            Morgan Stanley            $10,700,796

FUND                           BROKER OR DEALER     DOLLAR VALUE OF SHARES
 VT C&B Large Cap Value Fund   Bank of America            $  832,214
                               JP Morgan Chase            $  738,148
                               Barclays                   $   37,696
                               Bear Stearns               $  131,936
                               Citigroup                  $  158,907
                               Credit Suisse FB           $  119,330
                               Deutsche Bank              $   94,240
                               Greenwich Capital          $   81,675
                               Morgan Stanley             $  187,411
 VT Discovery Fund             Barclays                   $1,022,903
                               Bear Stearns               $3,580,163
                               Citigroup                  $4,312,047
                               Credit Suisse FB           $3,238,085
                               Deutsche Bank              $2,557,259
                               Greenwich Capital          $2,216,291
                               JP Morgan Chase            $6,023,765
                               Morgan Stanley             $5,085,510
 VT Equity Income Fund         Bank of America            $2,600,618
                               Citigroup                  $2,548,247
                               JP Morgan Chase            $3,181,600
                               Goldman Sachs              $  725,794
                               Lehman Bros                $  698,572
                               Merrill Lynch              $  437,492
                               Morgan Stanley             $2,047,304
                               Barclays                   $  129,669
                               Bear Stearns               $  453,842
                               Credit Suisse FB           $  410,479
                               Deutsche Bank              $  324,173
                               Greenwich Capital          $2,802,950
 VT International Core Fund    Deutsche Bank              $  471,943
                               Credit Suisse FB           $  694,621
                               Barclays                   $  375,434
                               Bear Stearns               $    2,622
                               Citigroup                  $    3,159
                               Greenwich Capital          $    1,624
                               JP Morgan Chase            $    4,413
                               Morgan Stanley             $    3,726
 VT Large Company Core Fund    Bank of America            $  651,908
                               Citigroup                  $  575,288
                               JP Morgan Chase            $  670,617
                               Merrill Lynch              $  638,792
                               Morgan Stanley             $  673,259
                               Barclays                   $    9,365
                               Bear Stearns               $   32,779
                               Credit Suisse FB           $   29,647
                               Deutsche Bank              $   23,413
                               Greenwich Capital          $   20,292

FUND                            BROKER OR DEALER      DOLLAR VALUE OF SHARES
 VT Large Company Growth Fund   Goldman Sachs              $ 8,779,416
                                Barclays                   $    42,887
                                Bear Stearns               $   150,104
                                Citigroup                  $   180,789
                                Credit Suisse FB           $   135,762
                                Deutsche Bank              $   107,217
                                Greenwich Capital          $    92,921
                                JP Morgan Chase            $   252,556
                                Morgan Stanley             $     2,204
 VT Money Market Fund           Barclays                   $   500,000
                                Bear Stearns               $   680,000
                                Morgan Stanley             $ 1,119,540
                                Lehman Brothers            $ 1,300,000
                                Merrill Lynch              $   700,000
                                Bank of America            $   500,000
                                Citigroup                  $ 1,000,000
                                Deutsche Bank              $ 6,679,568
                                Goldman Sachs              $ 1,000,000
 VT Opportunity Fund            Citigroup                  $ 9,683,804
                                Barclays                   $ 1,521,995
                                Bear Stearns               $ 5,326,982
                                Credit Suisse FB           $ 4,818,000
                                Deutsche Bank              $ 3,804,987
                                Greenwich Capital          $ 3,297,655
                                JP Morgan                  $ 8,962,858
                                Morgan Stanley             $ 7,566,814
 VT Small Cap Growth Fund       Barclays                   $ 1,778,932
                                Bear Stearns               $ 6,226,260
                                Citigroup                  $ 7,499,081
                                Credit Suisse FB           $ 5,631,355
                                Deutsche Bank              $ 4,447,329
                                Greenwich Capital          $ 3,854,352
                                JP Morgan                  $10,475,931
                                Morgan Stanley             $ 8,844,211
 VT Small/Mid Cap Value Fund    N/A
 VT Total Return Bond Fund      Bank of America -          $ 2,266,548
                                Citigroup -                $ 1,321,014
                                Morgan Stanley -           $ 3,166,272
                                Bear Stearns -             $ 2,128,662
                                Credit Suisse FB -         $ 4,620,499
                                Goldman Sachs -            $ 1,775,260
                                JP Morgan Chase            $ 4,271,666
                                Lehman Brothers -          $ 1,197,825
                                Merrill Lynch -            $ 1,562,392
                                Barclays -                 $   819,859
                                Deutsche Bank -            $   910,955
                                Greenwich Capital          $    45,548


                                 FUND EXPENSES

     From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

     Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the series of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board deems equitable.

                              FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.


     The following discussion is generally based on the assumption that the shares of each Fund will be respected as owned by participating insurance companies through their separate accounts. If this is not the case, the person(s) determined to own the Fund shares will not be eligible for tax deferral and, instead, will be taxed currently on Fund distributions and on the proceeds of any sale, exchange or redemption of Fund shares.

     The tax treatment of holders of variable annuity contracts and variable life insurance policies and insurance companies may vary depending on their particular situation.

     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectuses address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective holders of variable annuity contracts and life insurance policies are urged to review the Prospectuses and other information provided by their participating insurance companies and consult their own tax advisers and financial planners regarding the federal tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on an investment in the Funds.

     Qualification as a Regulated Investment Company. It is intended that each
     -----------------------------------------------
Fund qualify as a regulated investment company ("RIC") under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

     In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future Treasury Regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund's principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, recent legislation provides that 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income.

     Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund's taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund's total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term "outstanding voting securities of such issuer" includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

     In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year. If a Fund meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. If a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income tax.

     If, for any taxable year, a Fund fails to qualify as a RIC under the Code,
(i) it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and (ii) each insurance company separate account invested in the Fund could fail to satisfy the diversification requirements described below (under TAXATION OF A SEPARATE ACCOUNT OF A PARTICIPATING INSURANCE COMPANY), with the result that the variable annuity contracts and variable life insurance policies supported by that account would no longer be eligible for tax deferral. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if a Fund which had previously qualified as a RIC were to fail to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such built-in gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.

     Excise Tax. Amounts not distributed on a timely basis by RICs in
     ----------
accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. This excise tax, however, is inapplicable to any RIC whose sole shareholders are insurance company separate accounts supporting variable annuity contracts and variable life insurance policies, and/or qualified pension and retirement plans.

     Equalization Accounting. Each Fund may use the so-called "equalization
     -----------------------
method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund's use of this method may be subject to IRS scrutiny.

     Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net
     ---------------------------
capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to fund-level federal income tax, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses. As of December 31, 2007, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

                                           CAPITAL LOSS CARRY-
FUND                                            FORWARDS            YEAR EXPIRES
       VT C&B Large Cap Value Fund             $   278,234             2012
       VT Discovery Fund                       $52,572,928             2008
                                               $94,527,114             2009
       VT Large Company Core Fund              $11,186,858             2010
                                               $ 1,781,980             2011
       VT Large Company Growth Fund            $ 4,034,254             2009
                                               $14,881,364             2010
                                               $ 2,858,910             2011
                                               $ 1,003,450             2012
                                               $ 2,022,267             2013
                                               $ 1,615,063             2014
       VT Total Return Bond Fund               $   308,309             2013
                                               $ 1,148,359             2014




     If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations in the past and/or may engage in reorganizations in the future.

     Taxation of Fund Investments.
     -----------------------------

     If a Fund purchases a debt obligation with original issue discount ("OID") (generally, a debt obligation with a purchase price less than its principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though a Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation.. A Fund generally will be required to make distributions to shareholders representing the OID income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by a Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

     Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds a Fund's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

     Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a 2006 IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives transactions.

     A Fund may invest directly or indirectly (E.G., through a REIT) in residual interests in real estate mortgage investment conduits ("REMICs") or in REITs or qualified REIT subsidiaries that are taxable mortgage pools ("REIT TMPs"). Under recent IRS guidance, a Fund must allocate "excess inclusion income" received directly or indirectly from REMIC residual interests or REIT TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or REIT TMPs directly.

     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income ("UBTI") to Keogh, 401(k) and qualified pension plans, as well as IRAs and certain other tax-exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the Investment Act of 1940, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Fund. The Funds have not yet determined whether such an election will be made.

     "Passive foreign investment companies" ("PFICs") are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and interest charges on "excess distributions" received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders.

     Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance that they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances.

     In addition to the investments described above, other investments made by the Funds may involve complex tax rules that may have adverse effects, including rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements. Furthermore, amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, thereby reducing the amount available for distribution to shareholders.

     Taxation of a Separate Account of a Participating Insurance Company. Under
     -------------------------------------------------------------------
the Code, if the investments of a segregated asset account, such as the separate accounts of participating insurance companies, are "adequately diversified," a holder of a variable annuity contract or variable life insurance policy supported by the account will receive favorable tax treatment in the form of tax deferral.

     In general, pursuant to the Treasury Regulations promulgated under Section 817(h) of the Code, the investments of a segregated asset account are considered to be "adequately diversified" only if: (i) no more than 55% of the value of the total assets of the account is represented by any one investment;
(ii) no more than 70% of the value of the total assets of the account is represented by any two investments; (iii) no more than 80% of the value of the total assets of the account is represented by any three investments; and (iv) no more than 90% of the value of the total assets of the account is represented by any four investments. Section 817(h) provides as a safe harbor that a segregated asset account is also considered to be "adequately diversified" if it meets the RIC diversification tests described earlier and no more than 55% of the value of the total assets of the account is attributable to cash, cash items (including receivables), U.S. government securities, and securities of other RICs.

     In general, all securities of the same issuer are treated as a single investment for such purposes, and each U.S. government agency and instrumentality is considered a separate issuer. However, Treasury Regulations provide a "look-through rule" with respect to a segregated asset account's investments in a RIC for purposes of the applicable diversification requirements, provided certain conditions are satisfied by the RIC. In particular, if the beneficial interests in the RIC are held by one or more segregated asset accounts of one or more insurance companies, and if public access to such RIC is available exclusively through the purchase of a variable annuity contract or variable life insurance policy or through certain qualified pension or retirement plans, then a segregated asset account's beneficial interest in the RIC is not treated as a single investment. Instead, a pro rata portion of each asset of the RIC is treated as an asset of the segregated asset account.

     Failure by a Fund to satisfy the Section 817(h) requirements could cause the variable annuity contracts and variable life insurance policies to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the IRS based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

     As indicated above, the Trust intends that each Fund will continue to qualify as a RIC under the Code. The Trust also intends to cause each Fund to continue to satisfy the separate requirements imposed by Section 817(h) of the Code and the regulations thereunder at all times to enable the corresponding separate accounts to be "adequately diversified." Accordingly, the Trust intends that each participating insurance company, through its separate accounts, will be able to treat its interests in a Fund as ownership of a pro rata portion of each asset of the Fund, so that individual holders of the variable annuity contracts or variable life insurance policies underlying the separate account will qualify for favorable federal income tax treatment under the Code. However, no assurance can be made in that regard.

     The IRS or Treasury Department may issue additional rulings or regulations that will address the circumstances in which a variable annuity contract or variable life insurance policy holder's control of the investments of a separate account may cause such holder, rather than the insurance company, to be treated as the owner of the assets of a separate account. If the holder is considered the owner of the securities underlying the separate account, income and gain produced by those securities would be included currently in the holder's gross income. It is not known what standards will be set forth in the regulations or rulings or whether any such standards will apply retroactively. In the event that rulings or regulations are issued, there can be no assurance that the Funds will be able to operate as currently described, or that the Trust will not have to change one or more Fund's investment objective or substitute the shares of one Fund for those of another.

     Retirement Plans. In the future, shares of the Funds may be available for
     ----------------
qualified pension and retirement plans. Prospective plan participants should review the prospectuses and other information provided by their plan administrators and consult their own tax advisers and financial planners regarding the federal tax consequences to them of holding Fund shares through such plans including the possibility that such an investment could generate UBTI.

     Tax Shelter Reporting Regulations. Under Treasury Regulations, if an
     ---------------------------------
individual shareholder recognizes a loss of $2 million or more or if a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC such as participating insurance companies that own shares in a Fund through their separate accounts, are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

     For information concerning the federal income tax consequences to the holders of variable annuity contracts or variable life insurance policies, such holders should consult the prospectuses and other materials used in connection with the issuance of their particular contracts or policies and should consult their own tax advisers and financial planners.

                      PROXY VOTING POLICIES AND PROCEDURES


     The Trusts and Funds Management have adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer of the security.

     The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While each Fund does not purchase securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.

     Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.


     The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds of the Trusts.


     The Procedures set forth Funds Management's general position on various proposals, such as:

  o Routine Items - Funds Management will generally vote for uncontested
    -------------
    director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

  o Corporate Governance - Funds Management will generally vote for charter
    --------------------
    and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification or to comply with what management's counsel interprets as applicable law.

  o Anti-Takeover Matters - Funds Management generally will vote for proposals
    ---------------------
    that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

  o Mergers/Acquisitions and Corporate Restructurings - Funds Management's
    -------------------------------------------------
    Proxy Committee will examine these items on a case-by-case basis.

  o Shareholder Rights - Funds Management will generally vote against
    ------------------
    proposals that may restrict shareholder rights.

     In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.


     In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Fund's voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (i) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (ii) disclosing the conflict to the Board and obtaining their consent before voting; (iii) submitting the matter to the Board to exercise its authority to vote on such matter; (iv) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (v) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (vi) erecting information barriers around the person or persons making voting decisions; (vii) voting in proportion to other shareholders; or (viii) voting in other ways that are consistent with each Fund's obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.



     While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (E.G., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

     As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (I.E., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

     Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Funds' Web site at www.wellsfargo.com/advantagefunds or by accessing the SEC's Web site at www.sec.gov.

       POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS


I. Scope of Policies and Procedures. The following policies and procedures (the
   ---------------------------------
"Procedures") govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust ("Funds Trust"), Wells Fargo Master Trust ("Master Trust") and Wells Fargo Variable Trust ("Variable Trust") (each of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the "Funds" or individually as the "Fund") now existing or hereafter created.

II. Disclosure Philosophy. The Funds have adopted these Procedures to ensure
    ----------------------
that the disclosure of a Fund's portfolio holdings is accomplished in a manner that is consistent with a Fund's fiduciary duty to its shareholders. For purposes of these Procedures, the term "portfolio holdings" means the stock, bonds and derivative positions held by a non-money market Fund and does not include the cash investments held by the Fund. For money market funds, the term "portfolio holdings" includes cash investments, such as investments in repurchase agreements.


Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.


III. Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and
     --------------------------------------
top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds' website until updated for the next applicable period. Funds Management may withhold any portion of a Fund's portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the website, it may be further disseminated without restriction.

     A. Complete Holdings. The complete portfolio holdings for each Fund
        -----------------
(except for funds that operate as fund of funds) shall be made publicly available on the Funds' website (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. Money market Fund holdings shall be made publicly available on the Fund's website on a monthly, 7-day delayed basis.

     B. Top Ten Holdings. Top ten holdings information (excluding derivative
        ----------------
positions) for each Fund (except for funds that operate as fund of funds and money market funds) shall be made publicly available on the Funds' website on a monthly, seven-day or more delayed basis.

     C. Fund of Funds Structure.
        -----------------------
    1. The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds' website and included in fund fact sheets on a monthly, seven-day or more delayed basis.
    2. A change to the underlying funds held by a Fund in a fund of funds structure or changes in a Fund's target allocations between or among its fixed-income and/or equity investments may be posted to the Funds' website simultaneous with the change.

Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund, (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on From N-Q, in each instance within 60 days of the end of the Fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.

Each Fund's complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund's semi-annual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.

IV. List of Approved Recipients. The following list describes the limited
    ----------------------------
circumstances in which a Fund's portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds' website. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

     A. Sub-Advisers. Sub-advisers shall have full daily access to fund
        ------------
holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

     B. Money Market Portfolio Management Team. The money market portfolio
        --------------------------------------
management team at Wells Capital Management Incorporated ("Wells Capital Management") shall have full daily access to daily transaction information across the Wells Fargo Advantage Funds for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

     C. Funds Management/Wells Fargo Funds Distributor, LLC.
        ----------------------------------------------------

     1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/ or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC's Datapath system.

    2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.

    3. Funds Management and Funds Distributor personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund's target allocations that result in a shift between or among its fixed-income and/or equity investments.

     D. External Servicing Agents. Appropriate personnel employed by entities
        --------------------------
that assist in the review and/or processing of Fund portfolio transactions, employed by the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilize the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds' accounting agent however, only for those Funds in which such sub-adviser provides investment advisory services. Funds Management also utilizes the services of Institutional Shareholder Services ("ISS") and SG Constellation, L.L.C.to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

     E. Rating Agencies. Nationally Recognized Statistical Ratings
        ----------------
Organizations ("NRSRO's") may receive full Fund holdings for rating purposes.

V. Additions to List of Approved Recipients. Any additions to the list of
   -----------------------------------------
approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.

VI. Funds Management Commentaries. Funds Management may disclose any views,
    ------------------------------
opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Funds, persons considering investment in the Funds or representatives of such shareholders or potential shareholders. The content and nature of the information provided to each of these persons may differ.

Certain of the information described above will be included in quarterly fund commentaries and will contain information that includes, among other things, top contributors/detractors from fund performance and significant portfolio changes during the calendar quarter. This information will be posted contemporaneously with their distribution on the Funds' website.

No person shall receive any of the information described above if, in the sole judgment of Funds Management, the information could be used in a manner that would be harmful to the Funds.

VII. Board Approval. The Board shall review and reapprove these Procedures,
     ---------------
including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and making any changes that they deem appropriate.


                                 CAPITAL STOCK

     The Funds are twelve series of the Trust in the WELLS FARGO ADVANTAGE FUNDS. The Trust was organized as a Delaware statutory trust on March 10, 1999.


     The Trust's series are authorized to issue a single class of shares with a 12b-1 fee and no sales load offered to participants of variable or annuity plans. Each share in a series represents an equal, proportionate interest in the series with all other shares. Shareholders bear their pro rata portion of the series' operating expenses. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other series offered.

     All shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectuses and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of a Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued, will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.


     Set forth below as of April 3, 2008 is the name, address and share ownership of each person known by the Trust to have record ownership of 5% or more of a Fund and each person known by the Trust to have beneficial ownership of 25% or more of the voting securities of a Fund.

                        5% OWNERSHIP AS OF APRIL 3, 2008




                                                                      PERCENTAGE
FUND                        NAME AND ADDRESS                           OF FUND
----------------------      -----------------------------------      -----------
 VT ASSET ALLOCATION
                            IDS LIFE INSURANCE CORP(A)               42.67%
                            ACCT: #4AA
                            229 AXP FINANCIAL CTR
                            MINNEAPOLIS MN 55474-0002
                            AMERICAN SKANDIA LIFE                    27.88%
                            SAB(B)
                            PO BOX 883
                            SHELTON CT 06484-0883
                            HARTFORD LIFE & ANNUITY INSURANCE        11.69%
                            SEPARATE ACCOUNT
                            ATTN: DAVE TEN BROECK
                            PO BOX 2999
                            HARTFORD CT 06104-2999
                            AMERICAN ENTERPRISE LIFE                 10.33%
                            INSURANCE CORPORATION
                            ACCT: WAAL1
                            IDS TOWER 10 T11/125
                            MINNEAPOLIS MN 55440

                                                                         PERCENTAGE
FUND                          NAME AND ADDRESS                            OF FUND
------------------------      ------------------------------------      -----------
VT C&B LARGE CAP VALUE        AMERICAN SKANDIA LIFE                         40.00%
                              SAB
                              PO BOX 883
                              SHELTON CT 06484-0883
                              AMERICAN ENTERPRISE LIFE                      31.83%
                              INSURANCE CORPORATION
                              ACCT: WEQV4
                              IDS TOWER 10 T11/125
                              MINNEAPOLIS MN 55440
                              HARTFORD LIFE & ANNUITY INSURANCE             22.96%
                              SEPARATE ACCOUNT
                              ATTN: DAVE TEN BROECK
                              PO BOX 2999
                              HARTFORD CT 06104-2999
VT DISCOVERY                  NATIONWIDE LIFE INSURANCE CO(C)               29.07%
                              VARIABLE ACCOUNT II
                              C/O IPO PORTFOLIO ACCOUNTING
                              PO BOX 182029
                              COLUMBUS OH 43218-2029
                              FIDELITY INVEST S LIFE INS CO                 20.27%
                              ATTN: LILIA KATSAS
                              82 DEVONSHIRE ST #R27A
                              BOSTON MA 02109-3605
                              HORACE MANN LIFE INSURANCE COMPANY             5.64%
                              SEPARATE ACCOUNT
                              1 HORACE MANN PLZ
                              SPRINGFIELD IL 62715-0002
                              JEFFERSON NATIONAL LIFE INS                    5.44%
                              ATTN: SEPARATE ACCOUNTS
                              9920 CORPORATE CAMPUS DR STE 1000
                              LOUISVILLE KY 40223-4051
                              NATIONWIDE LIFE INSURANCE CO                   5.14%
                              OF AMERICA (NLICA)
                              PMLIC-VLI
                              C/O IPO PORTFOLIO ACCOUNTING
                              PO BOX 182029
                              COLUMBUS OH 43218-2029

                                                                          PERCENTAGE
FUND                         NAME AND ADDRESS                              OF FUND
-----------------------      --------------------------------------      -----------
VT EQUITY INCOME             AMERICAN SKANDIA LIFE                           27.74%
                             SAB
                             PO BOX 883
                             SHELTON CT 06484-0883
                             UNION SECURITY INSURANCE COMPANY(D)             25.78%
                             ATTN: UIT OPERATIONS
                             PO BOX 2999
                             HARTFORD CT 06104-2999
                             AMERICAN ENTERPRISE LIFE                        24.06%
                             INSURANCE CORPORATION
                             ACCT: WEQI2
                             IDS TOWER 10 T11/125
                             MINNEAPOLIS MN 55440
                             HARTFORD LIFE & ANNUITY INSURANCE               18.77%
                             SEPARATE ACCOUNT
                             ATTN: DAVE TEN BROECK
                             PO BOX 2999
                             HARTFORD CT 06104-2999
VT INTERNATIONAL CORE        IDS LIFE INSURANCE CORP                         48.51%
                             ACCT: #4WI
                             229 AXP FINANCIAL CTR
                             MINNEAPOLIS MN 55474-0002
                             HARTFORD LIFE & ANNUITY INSURANCE(E)            31.23%
                             SEPARATE ACCOUNT
                             ATTN: DAVE TEN BROECK
                             PO BOX 2999
                             HARTFORD CT 06104-2999
                             AMERICAN ENTERPRISE LIFE                         8.05%
                             INSURANCE CORPORATION
                             ACCT: WIEQ1
                             IDS TOWER 10 T11/125
                             MINNEAPOLIS MN 55440
                             AMERICAN SKANDIA LIFE                            5.68%
                             SAB
                             PO BOX 883
                             SHELTON CT 06484-0883
                             IDS LIFE INSURANCE COMPANY OF NY                 5.46%
                             ACCT: #7WI
                             229 AXP FINANCIAL CTR
                             MINNEAPOLIS MN 55474-0002

                                                                         PERCENTAGE
FUND                           NAME AND ADDRESS                           OF FUND
-------------------------      -----------------------------------      -----------
VT LARGE COMPANY CORE          AMERICAN SKANDIA LIFE                        80.89%
                               SAB
                               PO BOX 883
                               SHELTON CT 06484-0883
                               AMERICAN ENTERPRISE LIFE                      8.65%
                               INSURANCE CORPORATION
                               ACCT: WGRO1
                               IDS TOWER 10 T11/125
                               MINNEAPOLIS MN 55440
                               HARTFORD LIFE & ANNUITY INSURANCE             5.87%
                               SEPARATE ACCOUNT
                               ATTN: DAVE TEN BROECK
                               PO BOX 2999
                               HARTFORD CT 06104-2999
VT LARGE COMPANY GROWTH        AMERICAN ENTERPRISE LIFE(F)                  53.58%
                               INSURANCE CORPORATION
                               ACCT: WLCG1
                               IDS TOWER 10 T11/125
                               MINNEAPOLIS MN 55440
                               HARTFORD LIFE & ANNUITY INSURANCE            25.89%
                               SEPARATE ACCOUNT
                               ATTN: DAVE TEN BROECK
                               PO BOX 2999
                               HARTFORD CT 06104-2999
                               UNION SECURITY INSURANCE COMPANY              8.30%
                               ATTN: UIT OPERATIONS
                               PO BOX 2999
                               HARTFORD CT 06104-2999
                               AMERICAN SKANDIA LIFE                         7.74%
                               SAB
                               PO BOX 883
                               SHELTON CT 06484-0883

                                                                     PERCENTAGE
FUND                       NAME AND ADDRESS                           OF FUND
---------------------      -----------------------------------      -----------
VT MONEY MARKET            AMERICAN SKANDIA LIFE                        44.45%
                           SAB
                           PO BOX 883
                           SHELTON CT 06484-0883
                           HARTFORD LIFE & ANNUITY INSURANCE            22.58%
                           SEPARATE ACCOUNT
                           ATTN: DAVE TEN BROECK
                           PO BOX 2999
                           HARTFORD CT 06104-2999
                           AMERICAN ENTERPRISE LIFE                     22.10%
                           INSURANCE CORPORATION
                           ACCT: WMMK1
                           IDS TOWER 10 T11/125
                           MINNEAPOLIS MN 55440
                           HARTFORD LIFE INSURANCE CO                    5.68%
                           SEPARATE ACCOUNT
                           ATTN: DAVE TEN BROECK
                           PO BOX 2999
                           HARTFORD CT 06104-2999
VT OPPORTUNITY             NATIONWIDE LIFE INSURANCE CO                 37.62%
                           VARIABLE ACCOUNT II
                           C/O IPO PORTFOLIO ACCOUNTING
                           PO BOX 182029
                           COLUMBUS OH 43218-2029
                           NATIONWIDE INSURANCE COMPANY                 18.50%
                           FBO NWVA-9
                           C/O IPO PORTFOLIO ACCOUNTING
                           PO BOX 182029
                           COLUMBUS OH 43218-2029
                           IDS LIFE INSURANCE CO                        11.16%
                           222 AXP FINANCIAL CTR
                           MINNEAPOLIS MN 55474-0002
VT SMALL CAP GROWTH        IDS LIFE INSURANCE CORP                      82.08%
                           ACCT: #4SG
                           229 AXP FINANCIAL CTR
                           MINNEAPOLIS MN 55474-0002
                           IDS LIFE INSURANCE COMPANY OF NY              6.19%
                           ACCT: 7SG
                           229 AXP FINANCIAL CTR
                           MINNEAPOLIS MN 55474-0002
                           HARTFORD LIFE & ANNUITY INSURANCE             5.23%
                           SEPARATE ACCOUNT
                           ATTN: DAVE TEN BROECK
                           PO BOX 2999
                           HARTFORD CT 06104-2999

                                                                            PERCENTAGE
FUND                          NAME AND ADDRESS                               OF FUND
------------------------      ---------------------------------------      -----------
VT SMALL/MID CAP VALUE        GREAT WESTERN LIFE & ANNUITY(G)                  31.29%
                              INSURANCE COMPANY
                              UNIT VALUATIONS 2T2
                              8515 E ORCHARD RD
                              ENGLEWOOD CO 80111-5002
                              METLIFE INSURANCE COMPANY OF CT FOR              22.42%
                              VARIABLE ANNUITIES
                              ATTN: SHAREHOLDER ACCOUNTING UNIT
                              501 BOYLSTON ST 5TH FLOOR
                              BOSTON MA 02116-3725
                              METLIFE AND ANNUITY COMPANY OF CT FOR            11.20%
                              VARIABLE ANNUITIES
                              ATTN: SHAREHOLDER ACCOUNTING UNIT
                              501 BOYLSTON ST 5TH FLOOR
                              BOSTON MA 02116-3725
                              HARTFORD LIFE INSURANCE CO                       11.12%
                              SEPARATE ACCOUNT
                              ATTN: MARK STROGOFF
                              PO BOX 2999
                              OHIO NATIONAL LIFE INSURANCE CO                   8.18%
                              FOR THE BENEFIT OF ITS
                              SEPARATE ACCOUNTS
                              ATTN: DAWN CAINE
                              1 FINANCIAL WAY
                              CINCINNATI OH 45242-5851
                              MONUMENTAL LIFE INSURANCE COMPANY                 8.08%
                              4333 EDGEWOOD RD NE
                              CEDAR RAPIDS IA 52499-0001
                              MONUMENTAL LIFE INSURANCE COMPANY                 6.13%
                              4333 EDGEWOOD RD NE
                              CEDAR RAPIDS IA 52499-0001
VT TOTAL RETURN BOND          AMERICAN ENTERPRISE LIFE                         62.02%
                              INSURANCE CORPORATION
                              ACCT: WCBD1
                              IDS TOWER 10 T11/125
                              MINNEAPOLIS MN 55440
                              HARTFORD LIFE & ANNUITY INSURANCE                21.56%
                              SEPARATE ACCOUNT
                              ATTN: DAVE TEN BROECK
                              PO BOX 2999
                              HARTFORD CT 06104-2999
                              AMERICAN SKANDIA LIFE                             7.97%
                              SAB
                              PO BOX 883
                              SHELTON CT 06484-0883
                              UNION SECURITY INSURANCE COMPANY                  6.09%
                              ATTN: UIT OPERATIONS
                              PO BOX 2999
                              HARTFORD CT 06104-2999


------
(a) IDS Life Insurance Corporation is a subsidiary of Ameriprise Financial, Inc., a Delaware corporation.
(b) American Skandia Life SAB is a subsidiary of Prudential Financial, Inc., a New Jersey corporation.

(c) Nationwide Life Insurance Company is a subsidiary of Nationwide Financial Services, Inc., a Delaware corporation.
(d)   Union Security Insurance Company is an Iowa corporation.
(e) Hartford Life & Annuity Insurance is a subsidiary of the Hartford Financial Services, Group, Inc., a Delaware corporation.
(f) American Enterprise Life is a subsidiary of Ameriprise Financial, Inc., a Delaware corporation.
(g) Great Western Life & Annuity is a subsidiary of GWL&A Financial, Inc. a Delaware corporation, which is, in turn, a subsidiary of Great-West Lifeco Inc., a Canadian company.


     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a person identified in the foregoing table is identified as the beneficial owner of more than 25% of a Fund, or is identified as the record owner of more than 25% of a Fund and has voting and/or investment powers, it may be presumed to control such Fund. A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.


                               OTHER INFORMATION


     The Trust's Registration Statement, including the Prospectus(es) and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 "F" Street NE, in Washington, D.C., 20549-0102. Statements contained in the Prospectus(es) or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus(es) are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is 1601 Market Street, Philadelphia, PA 19103.

                             FINANCIAL INFORMATION


     The audited financial statements for the Funds for the fiscal year ended December 31, 2007, are hereby incorporated by reference to the Funds' Annual Report.

                                    APPENDIX

     The ratings of Standard & Poor's ("S&P"), Moody's Investors Services ("Moody's"), Fitch Investor Services ("Fitch"), represent their opinion as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

     The following is a description of the ratings given by S&P, Fitch, and Moody's to corporate and municipal bonds and corporate and municipal commercial paper.

CORPORATE BONDS
---------------

     S&P
     ---

        S&P rates the long-term debt obligations issued by various entities in categories ranging from "AAA" to "D," according to quality, as described below. The first four ratings denote investment-grade securities.

        AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

        AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

        A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

        BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

        BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

        B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

        CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments. Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

        C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

        D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

     MOODY'S
     -------

     Moody's rates the long-term debt obligations issued by various entities in categories ranging from "Aaa" to "C," according to quality, as described below. The first four denote investment-grade securities.

        Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

        C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.


     FITCH
     -----


     National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

     AAA(xxx) - 'AAA' national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

     AA(xxx) - 'AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

     A(xxx) - 'A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

     BBB(xxx) - 'BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment.

     BB(xxx) - 'BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to dome degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

     B(xxx) - 'B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payment is contingent upon a sustained, favorable business and economic environment.


     CCC(xxx), CC(xxx), C(xxx) - These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.


     DDD(xxx), DD(xxx), D(xxx) - These categories of national ratings are assigned to entities or financial commitments which are currently in default.

     SHORT-TERM ISSUE CREDIT RATINGS (INCLUDING COMMERCIAL PAPER)
     ------------------------------------------------------------

        S&P:
        ----

        A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

        A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

        A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

        D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        MOODY'S:
        --------

        Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

        Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

        Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

        Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

     FITCH
     -----

     National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

     F1(xxx) - Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the"best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong , a "+" is added to the assigned rating.

     F2(xxx) - Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

     F3(xxx) - Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

     B(xxx) - Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

     C(xxx) - Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D(xxx) - Indicates actual or imminent payment default.

     Note to National Short-Term ratings: In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, E.G. A1+, A1, A2 and A3.

                          WELLS FARGO VARIABLE TRUST
                         FILE NOS. 333-74283; 811-09255


                                     PART C
                               OTHER INFORMATION


Item 23. Exhibits.
         --------


            EXHIBIT
             NUMBER                  DESCRIPTION
--------------------------------     ----------------------------------------------------------------------------------------
 (a)                             -   Amended and Restated Declaration of Trust, incorporated by reference to Post-Effective
                                     Amendment No. 16, filed April 11, 2005.


 (b)                             -   Not Applicable.


 (c)                             -   Not Applicable.


 (d)       (1)           (i)     -   Amended and Restated Investment Advisory Agreement with Wells Fargo Funds
                                     Management, LLC, incorporated by reference to Post-Effective Amendment No. 14, filed
                                     April 30, 2004; Schedule A thereto, filed herewith.


                        (ii)     -   Amended and Restated Fee and Expense Agreement between Wells Fargo Variable Trust and Wells Fargo Funds Management, LLC, and Schedule A thereto, incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2007.


           (2)           (i)     -   Not Applicable.


                        (ii)     -   Investment Sub-Advisory Agreement with Peregrine Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 11, filed May 1, 2002;
                                     Appendix A thereto, incorporated by reference to Post-Effective Amendment No. 18, filed
                                     May 1, 2006; Schedule A thereto, filed herewith.


                       (iii)     -   Investment Sub-Advisory Agreement with Wells Capital Management Incorporated, incorporated by reference to Post-Effective Amendment No. 11, filed May 1, 2002;
                                     Appendix A and B thereto, incorporated by reference to Post-Effective Amendment No.
                                     18, filed May 1, 2006.


                        (iv)     -   Not Applicable.


                         (v)     -   Investment Sub-Advisory Agreement with New Star Institutional Managers Limited, incorporated by reference to Post-Effective Amendment No. 16, filed April 11, 2005;
                                     Appendix A and B thereto, incorporated by reference to Post-Effective Amendment No.
                                     18, filed May 1, 2006.


                        (vi)     -   Investment Sub-Advisory Agreement with Cooke & Bieler, L.P., incorporated by reference to Post-Effective Amendment No. 16, filed April 11, 2005; Appendix A and B thereto incorporated by reference to Post-Effective Amendment No. 18, filed May 1, 2006.


                       (vii)     -   Investment Sub-Advisory Agreement with Matrix Asset Advisors, Inc., incorporated by reference to Post-Effective Amendment No. 16, filed April 11, 2005; Appendix A and B thereto incorporated by reference to Post-Effective Amendment No. 18, filed May 1,
                                     2006.


 (e)                             -   Distribution Agreement with Wells Fargo Funds Distributor, LLC, along with related
                                     Form of Dealer Agreement, incorporated by reference to Post-Effective Amendment No.
                                     16., filed April 11, 2005; Amended Schedule I, incorporated by reference to Post-
                                     Effective Amendment No. 18, filed May 1, 2006.


 (f)                             -   Not Applicable.


 (g)       (1)                   -   Not Applicable.


           (2)                   -   Amended and Restated Custody Agreement with Wells Fargo Bank, N.A., incorporated by reference to Post-Effective Amendment No. 16, filed April 11, 2005; Appendix A hereto, incorporated by reference to Post-Effective Amendment No. 18, filed May 1, 2006.



                             Amended and Restated Delegation Agreement (17f-5) with Wells Fargo Bank, N.A., and
                             Exhibit A and Exhibit B thereto, incorporated by reference to Post-Effective Amendment
                (i)      -   No. 20, filed May 1, 2007.


                 (ii)    -   Not Applicable.


                (iii)    -   Amended and Restated Securities Lending Agreement by and among Wells Fargo Variable
                             Trust, Wells Fargo Funds Management, LLC, and Wells Fargo Bank, N.A., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2007; Schedule 1 and 2 thereto, filed herewith.


(h)     (1)              -   Administration Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 13, filed May 1, 2003; Appendix A thereto, incorporated by reference to Post-Effective Amendment No. 18, filed May 1, 2006.


        (2)              -   Accounting Services Agreement with PFPC Inc., along with Amended and Restated Letter
                             Agreement, incorporated by reference to Post-Effective Amendment No. 18, filed May 1,
                             2006; Exhibit A thereto, filed herewith.


        (3)              -   Not Applicable. (Interim Agreement superseded by Item 23 (h)(2)).


        (4)              -   Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., incorporated by reference to Post-Effective Amendment No. 18, filed May 1, 2006;
                             Schedule A thereto, filed herewith.


        (5)              -   Form of Participation Agreement, incorporated by reference to Post-Effective Amendment
                             No. 18, filed May 1, 2006.
(i)     (1)              -   Legal Opinion, filed herewith.


(j)     (A)       (1)    -   Consent of Independent Auditors, filed herewith.


(j)     (1)              -   Power of Attorney, Thomas S. Goho, incorporated by reference to Post-Effective
                             Amendment No. 15, filed January 26, 2005.


        (2)              -   Power of Attorney, Peter G. Gordon, incorporated by reference to Post-Effective
                             Amendment No. 15, filed January 26, 2005.


        (3)              -   Power of Attorney, Stephen Leonhardt, filed herewith.


        (4)              -   Power of Attorney, J. Tucker Morse, incorporated by reference to Post-Effective
                             Amendment No. 15, filed January 26, 2005.


        (5)              -   Power of Attorney, Timothy J. Penny, incorporated by reference to Post-Effective
                             Amendment No. 15, filed January 26, 2005.


        (6)              -   Power of Attorney, Donald C. Willeke, incorporated by reference to Post-Effective
                             Amendment No. 15, filed January 26, 2005.


        (7)              -   Power of Attorney, Karla M. Rabusch, incorporated by reference to Post-Effective
                             Amendment No. 15, filed January 26, 2005.


        (8)              -   Power of Attorney, A. Erdem Cimen, incorporated by reference to Post-Effective
                             Amendment No. 17, filed February 15, 2006.


        (9)              -   Power of Attorney, Olivia S. Mitchell, incorporated by reference to Post-Effective
                             Amendment No. 18, filed May 1, 2006.
(k)                      -   Not Applicable.


(l)                      -   Not Applicable.


(m)                      -   Rule 12b-1 Distribution Plan, incorporated by reference to Post-Effective Amendment No.
                             16, filed April 11, 2005; Appendix A thereto, incorporated by reference to Post-Effective
                             Amendment No. 18, filed May 1, 2006.


(n)                      -   Not Applicable.


(o)                      -   Not Applicable.

                  Joint Code of Ethics for Funds Trust, Master Trust and Variable Trust, incorporated by
(p)   (1)     -   reference to Post-Effective Amendment No. 20, filed May 1, 2007.


      (2)     -   Joint Code of Ethics for Wells Fargo Funds Management, LLC and Wells Fargo Funds
                  Distributor, LLC, filed herewith.


      (3)     -   Peregrine Capital Management, Inc. Code of Ethics, filed herewith.


      (4)     -   Wells Capital Management Incorporated Code of Ethics, filed herewith.


      (5)     -   New Star Institutional Managers Limited Code of Ethics, filed herewith.


      (6)     -   Cooke & Bieler, L.P. Code of Ethics, filed herewith.


      (7)     -   Matrix Asset Advisors, Inc. Code of Ethics, incorporated by reference to Post-Effective
                  Amendment No. 16, filed April 11, 2005.


Item 24. Persons Controlled by or Under Common Control with the Fund.
         -----------------------------------------------------------


     Registrant believes that no person is controlled by or under common control with Registrant.


Item 25. Indemnification.
         ---------------


     Article IX of the Registrant's Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant's trustees, officers, employees, agents and holders of beneficial interests in the Trust and its Funds. In addition, the Trustees are empowered under Section 3.9 of the Registrant's Declaration of Trust to obtain such insurance policies, as they deem necessary.


Item 26. Business and Other Connections of Investment Adviser.
         ----------------------------------------------------


     (a) Effective March 1, 2001, Wells Fargo Funds Management, LLC ("Funds Management") assumed investment advisory responsibilities for each of the Funds. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, N.A. ("Wells Fargo Bank"). Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank in early 2001.


     To the knowledge of Registrant, none of the directors or officers of Funds Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that they also hold various positions with and engage in business for Wells Fargo Bank.


     (b) Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, serves as sub-adviser to the VT Asset Allocation, Discovery, Equity Income, Money Market, Opportunity, Small Cap Growth, Small/Mid Cap Value and Total Return Bond Funds. The descriptions of Wells Capital Management in Parts A and B of this Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors and officers of Wells Capital Management is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.


     (c) Peregrine Capital Management, Inc. ("Peregrine"), an indirect, wholly owned subsidiary of Wells Fargo & Company, serves as sub-adviser to the VT Large Company Growth Fund. The descriptions of Peregrine in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Peregrine is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.


     (d) New Star Institutional Managers Limited ("New Star") serves as sub-adviser to the VT International Core Fund. The descriptions of New Star in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of New Star is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.


     (e) Cooke & Bieler, L.P. ("C&B") serves as sub-adviser to the VT C&B Large Cap Value Fund. The descriptions of C&B in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of C&B is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.


     (f) Matrix Asset Advisors, Inc. ("Matrix") serves as sub-adviser to the VT Large Company Core Fund. The descriptions of Matrix in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Matrix are or have been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.


Item 27. Principal Underwriters.
         ----------------------


     (a) Wells Fargo Funds Distributor, LLC ("Funds Distributor"), distributor for the Registrant, also acts as principal underwriter for Wells Fargo Variable Trust and Wells Fargo Funds Trust, and is the exclusive placement agent for Wells Fargo Master Trust, all of which are registered open-end management investment companies.


     (b) The following table provides information for each director and officer of Wells Fargo Funds Distributor, LLC.




(1)                                                    (2)                              (3)
NAME AND PRINCIPAL BUSINESS                POSITIONS AND OFFICES WITH        POSITIONS AND OFFICES WITH
ADDRESS                                            UNDERWRITER                          FUND
------------------------------------ -------------------------------------- ---------------------------
Karla Rabusch                        Chairman of the Board                  President
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105


Cara Peck                            Director, President and Secretary      None
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105


A. Erdem Cimen                       Director                               None
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105


Samuel H. Hom                        Interim Chief Compliance Officer       None
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105

Kevin J. Scott                       Financial Operations Officer (FINOP)   None
Wells Fargo Funds Management, LLC
100 Heritage Reserve
Menomonee Falls, WI 53051

Steven R. Schneider                  Compliance Officer and Anti-Money      None
Wells Fargo Funds Distributor, LLC   Laundering Officer
100 Heritage Reserve
Menomonee Falls, WI 53051

Randy Henze                          Director                               None
Wells Fargo Funds Management, LLC
100 Heritage Reserve
Menomonee Falls, WI 53051


     c) Not Applicable.


Item 28. Location of Accounts and Records.
         --------------------------------


     (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Wells Fargo Funds Management, LLC, 525 Market Street, 12th Floor, San Francisco, CA 94105.


     (b) Wells Fargo Funds Management, LLC maintains all Records relating to its services as investment adviser and administrator at 525 Market Street, 12th Floor, San Francisco, CA 94105.


     (c) Barclays Global Fund Advisors and Barclays Global Investors, N.A. maintain all Records relating to their services as former sub-adviser and former custodian, respectively, for the Asset Allocation Fund (through April 12, 2002) at 45 Fremont Street, San Francisco, California 94105.

     (d) Wells Fargo Funds Management, LLC maintains all Records relating to its services as distributor at 525 Market Street, 12th Floor, San Francisco, CA 94105 .


     (e) Wells Fargo Bank, N.A. (formerly Wells Fargo Bank Minnesota, N.A.) maintains all Records relating to its services as custodian at 6th & Marquette, Minneapolis, MN 55479-0040.


     (f) Wells Capital Management Incorporated maintains all Records relating to its services as investment sub-adviser at 525 Market Street, 10th Floor, San Francisco, CA 94105.


     (g) Peregrine Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402.


     (h) Boston Financial Data Services, Inc. maintains all Records relating to its services as transfer agent at Two Heritage Drive, Quincy, Massachusetts 02171.


     (i) New Star Institutional Managers Limited maintains all Records relating to its services as investment sub-adviser at 1 Knightsbridge Green, London, SW1X 7NE, England.


     (j) Cooke & Bieler, L.P. maintains all Records relating to its services as investment sub-adviser at 1700 Market Street, Philadelphia, PA 19103.


     (k) Matrix Asset Advisors, Inc. maintains all Records relating to its services as investment sub-adviser at 747 Third Avenue, 31st Floor, New York, New York 10017.


Item 29. Management Services.
         -------------------


     Other than as set forth under the captions "Organization and Management of the Funds" in the Prospectuses constituting Part A of this Registration Statement and "Management" in the Statement of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.


Item 30. Undertakings.
         ------------


     Not Applicable.

                                  SIGNATURES
                                   ---------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement on Form N-1A pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 1st day of May, 2008.




                                WELLS FARGO VARIABLE TRUST


                                By:   /s/ Carol J. Lorts
                                      --------------------
                                      Carol J. Lorts
                                      Assistant Secretary


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 21 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:





SIGNATURE                           TITLE                          DATE
----------------------------------- ------------------------------ -------
                  *                 Trustee
---------------------------------
Thomas S. Goho


                  *                 Trustee
---------------------------------
Peter G. Gordon


                  *                 Trustee
---------------------------------
Olivia S. Mitchell


                  *                 Trustee
---------------------------------
J. Tucker Morse


                  *                 Trustee
---------------------------------
Timothy J. Penny


                  *                 Trustee
---------------------------------
Donald C. Willeke


                  *                 President
---------------------------------   (Principal Executive Officer)
Karla M. Rabusch


                  *                 Treasurer                      5/1/08
---------------------------------   (Principal Financial Officer)
Stephen Leonhardt




* By:   /s/ Carol J. Lorts
        --------------------
        Carol J. Lorts
        As Attorney-in-Fact
        May 1, 2008

                          WELLS FARGO VARIABLE TRUST
                         FILE NOS. 333-74283; 811-09255

                                 EXHIBIT INDEX


EXHIBIT
NUMBER               DESCRIPTION
-------------------- ----------------------------------------------------------------------------
Ex-99.(d)(1)(i)      Schedule A to Investment Advisory Agreement with Wells Fargo Funds
                     Management, L.L.C.
Ex-99.(d)(2)(ii)     Investment Sub-Advisory Agreement with Peregrine Capital Management, Inc.
Ex-99.(g)(2)(iii)    Securities Lending Agreement, Schedule 1 and 2
Ex-99.(h)(2)         Accounting Services Agreement with PFPC Inc., Exhibit A
Ex-99.(h)(4)         Transfer Agency and Services Agreement with Boston Financial Data Services,
                     Inc., Schedule A
Ex-99.(i)            Legal Opinion
Ex-99.(j)(A)(1)      Consent of Independent Accounting Firm, KPMG LLP
Ex-99.(j)(1)(3)      Power of Attorney, Stephen Leonhardt
Ex-99.(p)(2)         Joint Code of Ethics for Wells Fargo Funds Management, LLC and Wells Fargo
                     Funds
Ex-99.(p)(3)         Code Of Ethics, Peregrine Capital Management, Inc.
Ex-99.(p)(4)         Code Of Ethics, Wells Capital Management Incorporated
Ex-99.(p)(5)         Code Of Ethics, New Star Institutional Managers Limited
Ex-99.(p)(6)         Code Of Ethics, Cooke & Bieler, L.P.